UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23148

Guardian Variable Products Trust

(Exact name of registrant as specified in charter)

10 Hudson Yards New York, N.Y. 10001

(Address of principal executive offices) (Zip code)

Dominique Baede

President

Guardian Variable Products Trust

10 Hudson Yards

New York, N.Y. 10001

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-598-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1.	Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is filed herewith.

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Core Fixed Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Core Fixed Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN CORE FIXED INCOME VIP FUND

FUND COMMENTARY OF

PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER

(UNAUDITED)

Highlights

•	Guardian Core Fixed Income VIP Fund (the “Fund”) returned 5.52% for the 12 months ended December 31, 2023, modestly underperforming its benchmark, the Bloomberg US Aggregate Bond Index[1] (the “Index”).

•	The Index returned 5.53% for the same period.

•	The Fund’s performance was mainly driven by an out-of-benchmark allocation to collateralized loan obligations (“CLOs”). Security selection within investment grade investments aided performance, but it was mitigated by an underweight allocation to the sector. In addition, an out-of-benchmark allocation to investment grade (“IG”) Credit Default Swap Index[2] (“CDX”) (which is beneficial in a spread widening environment) detracted from performance, but we reduced the position in the second half of the year.

Market Overview

A heightened level of volatility in the credit markets lingered in 2023, despite very low volatility in the broader equity markets. Rate volatility specifically drove much of the volatility of the credit markets but the flare ups from the regional banking crisis and commercial real estate areas also contributed. Throughout 2023, inflation risks were still running high and the path of the U.S. Federal Reserve’s (the “Fed”) monetary policy tightening remained uncertain in light of views of a pending recession.

The Standard & Poor’s 500® Index3 (the “S&P 500 Index”) returned 26.29% for the year. This performance was fueled by a big year-end push after lower November inflation data, the Fed’s outlook, and more healthy economic data on jobs, gross domestic product (GDP), and even consumer confidence. Fixed income asset classes joined in, with positive returns in the fourth quarter of 2023. For the year, the Index returned 5.53%, the Bloomberg Corporate High Yield Bond Index4 (the “High Yield Index”) returned 13.44%, and the 10-year U.S. Treasury returned 3.17% after a big rally into year end.

Headline inflation ended the year at 3.1%, not at the Fed’s target level but trending that way. We believe the “last mile” to the Fed’s target will be bumpy, but on the other end of the spectrum, growth is not plummeting as many had feared earlier in the year. It will not be easy coming down from the fastest and highest interest rate hiking cycle in history, but we believe the fact that peak interest rates and peak inflation are in the rearview mirror are beneficial for risk markets.

Portfolio Review

The Fund’s performance was mainly driven by an out-of-benchmark allocation to CLOs. Security selection within investment grade also aided performance, but it was mitigated by an underweight allocation to the sector. An out-of-benchmark allocation to IG CDX detracted from performance; we reduced the position in the second half of the year.

Outlook

As we enter 2024, we maintain a modestly positive outlook. The yields and dollar-price of many fixed income assets look attractive and supportive. From our view, disinflation continues, and a severe recession outlook is not the baseline. Yet some spread levels and recent year-end rallies give us pause that 2024 might have better entry points. This is not currently an all-in market, but we remain invested in our process and flexibility with both allocation and security selection, and disciplined in our target levels. We believe that volatility is likely to continue this year. Finally, we are also closely watching the large amounts of retail and institutional assets invested in cash. A record absolute level of cash, as well as relative to the economy, has been parked in overnight investments as volatility is peaking. When the $6 trillion of cash in institutional money markets looks to invest spread and duration assets, we believe it can move fast. We strive to remain disciplined in our investment approach but also seek the most relatively attractive assets that we believe are prudent investments for the Fund’s portfolio.

[1]

The Index is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

CDX is a benchmark index that tracks a basket of U.S. and emerging market single-issuer credit default swaps (“CDSs”). The CDX is also a tradable financial product that investors can use to gain broad exposure to the CDS market.

[3]

The S&P 500 Index is an unmanaged market-capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You may not invest in the S&P 500 Index and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[4]

The High Yield Index is generally considered to be representative of the investable universe of the U.S. dollar–denominated high-yield debt market. You may not invest in the High Yield Index and, unlike the Fund, the High Yield Index does not incur fees or expenses.

1

GUARDIAN CORE FIXED INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $424,553,552

Bond Sector Allocation[1] As of December 31, 2023

Bond Quality Allocation[2] As of December 31, 2023

2

GUARDIAN CORE FIXED INCOME VIP FUND

Top Ten Holdings[1] As of December 31, 2023

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Bonds	4.750%	11/15/2043	9.7%
U.S. Treasury Notes	4.875%	10/31/2028	6.3%
U.S. Treasury Bonds	4.750%	11/15/2053	5.4%
U.S. Treasury Notes	5.000%	10/31/2025	5.1%
U.S. Treasury Notes	4.500%	11/15/2033	2.0%
Federal National Mortgage Association	3.000%	5/1/2052	2.0%
Federal Home Loan Mortgage Corp.	3.500%	6/1/2052	1.4%
U.S. Treasury Notes	4.375%	11/30/2030	1.2%
Federal National Mortgage Association	4.000%	10/1/2052	1.1%
Federal National Mortgage Association	4.500%	10/1/2053	1.1%
Total			35.3%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Bloomberg, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

3

GUARDIAN CORE FIXED INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Core Fixed Income VIP Fund	5/2/2022	5.52%	—	—	0.84%
Bloomberg US Aggregate Bond Index		5.53%	—	—	2.05%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Core Fixed Income VIP Fund and the Bloomberg US Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,034.70	$2.56	0.50%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.69	$2.55	0.50%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value
Agency Mortgage–Backed Securities – 14.7%

Federal Home Loan Mortgage Corp. 3.00% due 3/1/2052	$2,644,399	$2,339,791
3.50% due 6/1/2052	6,428,290	5,897,833
4.00% due 10/1/2037	408,434	400,862
4.00% due 6/1/2052	3,054,252	2,893,252
4.50% due 8/1/2052	3,737,352	3,626,731
4.50% due 9/1/2052	468,613	454,755
5.50% due 9/1/2053	4,282,753	4,308,338
6.00% due 8/1/2053	2,023,111	2,055,371
6.00% due 10/1/2053	4,100,948	4,164,825

Federal National Mortgage Association 3.00% due 7/1/2051	3,491,525	3,086,274
3.00% due 5/1/2052	9,396,149	8,315,873
3.50% due 6/1/2052	4,780,357	4,392,513
3.50% due 9/1/2052	3,712,627	3,412,921
3.50% due 10/1/2052	3,900,541	3,582,264
4.00% due 6/1/2052	4,728,753	4,479,485
4.00% due 10/1/2052	4,890,720	4,629,879
4.50% due 10/1/2053	4,631,569	4,494,229

Total Agency Mortgage–Backed Securities (Cost $63,319,732)		62,535,196
Asset–Backed Securities – 20.7%

Aligned Data Centers Issuer LLC Series 2021-1A, Class A2 1.937% due 8/15/2046(1)	2,016,000	1,806,943

Allegro CLO VI Ltd. Series 2017-2A, Class B 7.164% (3 mo. USD Term SOFR + 1.76%) due 1/17/2031(1)(2)	2,000,000	1,982,600

Ally Auto Receivables Trust Series 2022-1, Class A3 3.31% due 11/15/2026	3,684,112	3,630,906

AmeriCredit Automobile Receivables Trust Series 2020-3, Class C 1.06% due 8/18/2026	2,625,000	2,526,784

Anchorage Capital CLO 17 Ltd. Series 2021-17A, Class A1 6.826% (3 mo. USD Term SOFR + 1.43%) due 7/15/2034(1)(2)	2,800,000	2,787,120

Anchorage Capital CLO 21 Ltd. Series 2021-21A, Class B 7.427% (3 mo. USD Term SOFR + 2.01%) due 10/20/2034(1)(2)	1,750,000	1,739,850

Ares XXVII CLO Ltd. Series 2013-2A, Class BR2 7.302% (3 mo. USD Term SOFR + 1.91%) due 10/28/2034(1)(2)	2,000,000	1,986,746

Ares XXVIIIR CLO Ltd. Series 2018-28RA, Class A2 7.064% (3 mo. USD Term SOFR + 1.66%) due 10/17/2030(1)(2)	2,400,000	2,387,105

December 31, 2023	Principal Amount	Value
Asset–Backed Securities (continued)

Avis Budget Rental Car Funding AESOP LLC Series 2019-3A, Class A 2.36% due 3/20/2026(1)	$2,440,000	$2,363,814

Barings CLO Ltd. Series 2020-1A, Class AR 6.806% (3 mo. USD Term SOFR + 1.41%) due 10/15/2036(1)(2)	2,800,000	2,789,399

Battery Park CLO II Ltd. Series 2022-1A, Class A1 7.626% (3 mo. USD Term SOFR + 2.21%) due 10/20/2035(1)(2)	3,550,000	3,560,295

Benefit Street Partners CLO XVI Ltd. Series 2018-16A, Class BR 7.214% (3 mo. USD Term SOFR + 1.81%) due 1/17/2032(1)(2)	2,800,000	2,786,000

Canyon Capital CLO Ltd. Series 2022-1A, Class B 7.253% (3 mo. USD Term SOFR + 1.85%) due 4/15/2035(1)(2)	2,000,000	1,974,420

CarMax Auto Owner Trust Series 2020-4, Class B 0.85% due 6/15/2026	2,200,000	2,103,790

Cathedral Lake VI Ltd. Series 2021-6A, Class AN 6.89% (3 mo. USD Term SOFR + 1.51%) due 4/25/2034(1)(2)	2,500,000	2,495,350

CIFC Funding Ltd. Series 2013-4A, Class BRR 7.249% (3 mo. USD Term SOFR + 1.86%) due 4/27/2031(1)(2)	2,000,000	1,993,400

Dryden 80 CLO Ltd. Series 2019-80A, Class AR 6.653% (3 mo. USD Term SOFR + 1.25%) due 1/17/2033(1)(2)	3,350,000	3,329,565

Dryden Senior Loan Fund Series 2017-47A, Class CR 7.706% (3 mo. USD Term SOFR + 2.31%) due 4/15/2028(1)(2)	2,100,000	2,094,960

Ford Credit Auto Owner Trust Series 2020-1, Class A 2.04% due 8/15/2031(1)	2,400,000	2,317,723

GM Financial Consumer Automobile Receivables Trust Series 2020-4, Class A4 0.50% due 2/17/2026	3,579,000	3,473,956

Hertz Vehicle Financing III LLC Series 2022-3A, Class A 3.37% due 3/25/2025(1)	1,070,000	1,065,882

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value
Asset–Backed Securities – (continued)

Hyundai Auto Lease Securitization Trust Series 2022-B, Class A3 3.35% due 6/16/2025(1)	$2,411,336	$2,395,365

ICG U.S. CLO Ltd. Series 2022-1A, Class A1 6.956% (3 mo. USD Term SOFR + 1.54%) due 7/20/2035(1)(2)	2,500,000	2,496,000

Jamestown CLO XI Ltd. Series 2018-11A, Class A2 7.356% (3 mo. USD Term SOFR + 1.96%) due 7/14/2031(1)(2)	2,800,000	2,784,040

KKR CLO 38 Ltd. Series 38A, Class A1 6.714% (3 mo. USD Term SOFR + 1.32%) due 4/15/2033(1)(2)	2,800,000	2,783,292

Master Credit Card Trust Series 2021-1A, Class A 0.53% due 11/21/2025(1)	3,120,000	3,058,018

Neuberger Berman Loan Advisers CLO 26 Ltd. Series 2017-26A, Class BR 7.057% (3 mo. USD Term SOFR + 1.66%) due 10/18/2030(1)(2)	1,050,000	1,037,610

Neuberger Berman Loan Advisers CLO 40 Ltd. Series 2021-40A, Class A 6.716% (3 mo. USD Term SOFR + 1.32%) due 4/16/2033(1)(2)	2,900,000	2,896,230

Nissan Auto Lease Trust Series 2023-A, Class A4 4.80% due 7/15/2027	1,600,000	1,591,928

OHA Credit Partners XIV Ltd. Series 2017-14A, Class B 7.174% (3 mo. USD Term SOFR + 1.76%) due 1/21/2030(1)(2)	2,000,000	1,987,000

Oscar U.S. Funding XV LLC Series 2023-1A, Class A3 5.81% due 12/10/2027(1)	1,300,000	1,304,082

PPM CLO 2 Ltd. Series 2019-2A, Class BR 7.408% (3 mo. USD Term SOFR + 2.01%) due 4/16/2032(1)(2)	2,500,000	2,485,500

RRX 6 Ltd. Series 2021-6A, Class A1 6.846% (3 mo. USD Term SOFR + 1.45%) due 1/15/2037(1)(2)	1,800,000	1,794,420

Santander Drive Auto Receivables Trust Series 2022-3, Class A3 3.40% due 12/15/2026	1,359,775	1,349,962

December 31, 2023	Principal Amount	Value
Asset–Backed Securities (continued)

TCW CLO Ltd. Series 2021-1A, Class A 6.847% (3 mo. USD Term SOFR + 1.43%) due 3/18/2034(1)(2)	$850,000	$847,620

TIAA CLO IV Ltd. Series 2018-1A, Class A2 7.377% (3 mo. USD Term SOFR + 1.96%) due 1/20/2032(1)(2)	1,240,000	1,234,420

Toyota Auto Loan Extended Note Trust Series 2021-1A, Class A 1.07% due 2/27/2034(1)	2,175,000	2,002,691

Voya CLO Ltd. Series 2015-3A, Class A3R 7.377% (3 mo. USD Term SOFR + 1.96%) due 10/20/2031(1)(2)	2,000,000	1,989,384

World Omni Auto Receivables Trust Series 2021-B, Class A4 0.69% due 6/15/2027	2,800,000	2,634,593

Total Asset–Backed Securities (Cost $87,953,652)		87,868,763
Corporate Bonds & Notes – 24.2%
Aerospace & Defense – 0.5%

RTX Corp. 6.10% due 3/15/2034	1,400,000	1,520,792

6.40% due 3/15/2054	400,000	464,388

		1,985,180
Agriculture – 0.6%

Altria Group, Inc. 3.40% due 5/6/2030	800,000	731,440

Philip Morris International, Inc. 5.375% due 2/15/2033	1,000,000	1,027,550

5.625% due 11/17/2029	800,000	839,344

		2,598,334
Auto Manufacturers – 0.3%

General Motors Financial Co., Inc. 6.10% due 1/7/2034	500,000	515,275

Volkswagen Group of America Finance LLC 6.45% due 11/16/2030(1)	500,000	532,885

		1,048,160
Beverages – 0.9%

Anheuser-Busch InBev Worldwide, Inc. 3.50% due 6/1/2030	2,200,000	2,098,426

5.55% due 1/23/2049	400,000	431,316

PepsiCo, Inc. 3.60% due 2/18/2028	800,000	783,680

4.65% due 2/15/2053	500,000	497,475

		3,810,897

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value
Biotechnology – 0.4%

Amgen, Inc. 5.25% due 3/2/2033	$600,000	$615,738

5.65% due 3/2/2053	200,000	211,256

Gilead Sciences, Inc. 5.25% due 10/15/2033	700,000	730,870

5.55% due 10/15/2053	100,000	108,606

		1,666,470
Building Materials – 0.1%

Carrier Global Corp. 5.90% due 3/15/2034(1)	500,000	542,130

		542,130
Chemicals – 0.2%

Nutrien Ltd. 2.95% due 5/13/2030	800,000	724,376

		724,376
Commercial Banks – 6.0%

Bank of America Corp.

1.898% (1.898% fixed rate until 7/23/2030; SOFR + 1.53% thereafter) due 7/23/2031(2)	1,900,000	1,553,193

4.271% (4.271% fixed rate until 7/23/2028; 3 mo. USD Term SOFR + 1.57% thereafter) due 7/23/2029(2)	3,000,000	2,898,780

Barclays PLC 4.972% (4.972% fixed rate until 5/16/2028; SOFR + 2.12% thereafter) due 5/16/2029(2)	1,600,000	1,573,328

BNP Paribas SA 2.159% (2.159% fixed rate until 9/15/2028; SOFR + 1.22% thereafter) due 9/15/2029(1)(2)	1,500,000	1,305,690

Deutsche Bank AG 2.311% (2.311% fixed rate until 11/16/2026; SOFR + 1.22% thereafter) due 11/16/2027(2)	3,900,000	3,567,018

Fifth Third Bank NA 2.25% due 2/1/2027	2,050,000	1,890,182

Huntington National Bank 4.552% (4.552% fixed rate until 5/17/2027; SOFR + 1.65% thereafter) due 5/17/2028(2)	1,400,000	1,351,924

JPMorgan Chase & Co. 2.956% (2.956% fixed rate until 5/13/2030; 3 mo. USD Term SOFR + 2.52% thereafter) due 5/13/2031(2)	2,100,000	1,847,874

4.493% (4.493% fixed rate until 3/24/2030; 3 mo. USD Term SOFR + 3.79% thereafter) due 3/24/2031(2)	1,000,000	976,360

December 31, 2023	Principal Amount	Value
Commercial Banks – (continued)

Morgan Stanley 5.123% (5.123% fixed rate until 2/1/2028; SOFR + 1.73% thereafter) due 2/1/2029(2)	$3,700,000	$3,718,944

5.424% (5.424% fixed rate until 7/21/2033; SOFR + 1.88% thereafter) due 7/21/2034(2)	600,000	608,814

NatWest Group PLC 5.808% (5.808% fixed rate until 9/13/2028; 1 yr. CMT rate + 1.95% thereafter) due 9/13/2029(2)	2,500,000	2,567,450

Truist Financial Corp. 7.161% (7.161% fixed rate until 10/30/2028; SOFR + 2.45% thereafter) due 10/30/2029(2)	1,500,000	1,621,440

		25,480,997
Computers – 0.3%

Apple, Inc. 2.65% due 2/8/2051	500,000	343,275

3.25% due 8/8/2029	100,000	95,654

3.35% due 8/8/2032	1,000,000	938,370

		1,377,299
Diversified Financial Services – 1.3%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.00% due 10/29/2028	2,750,000	2,508,165

Air Lease Corp. 5.30% due 2/1/2028	1,000,000	1,012,610

Charles Schwab Corp. 6.136% (6.136% fixed rate until 8/24/2033; SOFR + 2.01% thereafter) due 8/24/2034(2)	700,000	737,310

Jefferies Financial Group, Inc. 5.875% due 7/21/2028	1,100,000	1,129,304

Mastercard, Inc. 4.85% due 3/9/2033	200,000	206,750

		5,594,139
Electric – 2.1%

Alabama Power Co. 3.94% due 9/1/2032	1,000,000	952,530

Duke Energy Carolinas LLC 4.95% due 1/15/2033	1,000,000	1,020,800

Duke Energy Corp. 3.50% due 6/15/2051	950,000	701,366
5.00% due 8/15/2052	400,000	376,040

Eversource Energy 5.125% due 5/15/2033	900,000	905,688

Exelon Corp. 5.60% due 3/15/2053	400,000	406,640

Pacific Gas & Electric Co. 4.55% due 7/1/2030	500,000	476,710
4.95% due 7/1/2050	500,000	429,630

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value
Electric (continued)

PPL Electric Utilities Corp. 5.00% due 5/15/2033	$400,000	$409,588

Public Service Electric & Gas Co. 4.65% due 3/15/2033	2,000,000	2,001,560
5.45% due 8/1/2053	300,000	324,948

Southern Co. 5.70% due 3/15/2034	400,000	421,844

Wisconsin Public Service Corp. 2.85% due 12/1/2051	400,000	266,080

		8,693,424
Electronics – 0.2%

Honeywell International, Inc. 1.95% due 6/1/2030	800,000	695,576

		695,576
Environmental Control – 0.6%

Waste Management, Inc. 4.15% due 4/15/2032	2,800,000	2,738,288

		2,738,288
Food – 0.5%

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.75% due 4/1/2033	1,200,000	1,188,228

Kroger Co. 1.70% due 1/15/2031	800,000	648,368

Pilgrim’s Pride Corp. 3.50% due 3/1/2032	400,000	338,748

		2,175,344
Gas – 0.3%

CenterPoint Energy Resources Corp. 5.40% due 3/1/2033	1,100,000	1,149,775

		1,149,775
Healthcare-Services – 0.7%

Elevance Health, Inc. 4.75% due 2/15/2033	800,000	801,048
5.125% due 2/15/2053	200,000	200,434

UnitedHealth Group, Inc. 2.30% due 5/15/2031	1,700,000	1,473,696
5.875% due 2/15/2053	400,000	453,500

		2,928,678
Insurance – 0.3%

Lincoln National Corp. 3.40% due 1/15/2031	700,000	627,711
4.35% due 3/1/2048	300,000	239,019

MetLife, Inc. 5.25% due 1/15/2054	300,000	309,321

		1,176,051
Machinery-Diversified – 0.4%

John Deere Capital Corp. 4.15% due 9/15/2027	900,000	894,771

Series I 5.15% due 9/8/2033	800,000	843,712

		1,738,483

December 31, 2023	Principal Amount	Value
Media – 0.7%

Charter Communications Operating LLC/Charter Communications Operating Capital 2.25% due 1/15/2029	$900,000	$781,614

Comcast Corp. 1.95% due 1/15/2031	410,000	346,147
4.25% due 1/15/2033	1,700,000	1,653,301

		2,781,062
Miscellaneous Manufacturing – 0.1%

Parker-Hannifin Corp. 4.00% due 6/14/2049	300,000	262,572
4.50% due 9/15/2029	300,000	301,515

		564,087
Oil & Gas – 1.0%

BP Capital Markets America, Inc. 4.812% due 2/13/2033	1,300,000	1,313,689

Cenovus Energy, Inc. 2.65% due 1/15/2032	500,000	414,570

Diamondback Energy, Inc. 3.50% due 12/1/2029	1,100,000	1,022,802

Occidental Petroleum Corp. 7.50% due 5/1/2031	1,500,000	1,683,090

		4,434,151
Oil & Gas Services – 0.3%

Schlumberger Investment SA 4.85% due 5/15/2033	1,400,000	1,424,472

		1,424,472
Pharmaceuticals – 1.7%

AbbVie, Inc. 3.20% due 11/21/2029	1,000,000	935,290
4.55% due 3/15/2035	1,400,000	1,375,206

CVS Health Corp. 5.30% due 6/1/2033	2,000,000	2,052,660
5.875% due 6/1/2053	900,000	950,193

Pfizer Investment Enterprises Pte. Ltd. 4.75% due 5/19/2033	1,700,000	1,705,202
5.30% due 5/19/2053	100,000	102,495

		7,121,046
Pipelines – 0.8%

Cheniere Energy Partners LP 5.95% due 6/30/2033(1)	1,400,000	1,437,702

Targa Resources Corp. 6.50% due 3/30/2034	800,000	866,128

Western Midstream Operating LP 6.15% due 4/1/2033	1,100,000	1,144,803

		3,448,633
Real Estate Investment Trusts – 0.6%

American Tower Corp. 5.65% due 3/15/2033	1,000,000	1,041,170

Extra Space Storage LP 5.50% due 7/1/2030	1,500,000	1,535,895

		2,577,065

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value
Retail – 0.4%

Lowe’s Cos., Inc. 5.15% due 7/1/2033	$1,400,000	$1,441,090
5.625% due 4/15/2053	200,000	210,082

		1,651,172
Semiconductors – 0.6%

Intel Corp. 5.20% due 2/10/2033	1,200,000	1,255,416

Marvell Technology, Inc. 5.95% due 9/15/2033	1,100,000	1,169,432

		2,424,848
Software – 1.0%

Microsoft Corp. 2.921% due 3/17/2052	1,300,000	959,283
3.30% due 2/6/2027	1,300,000	1,267,513

Oracle Corp. 5.55% due 2/6/2053	300,000	300,390
6.25% due 11/9/2032	1,700,000	1,850,297

		4,377,483
Telecommunications – 0.5%

AT&T, Inc. 3.50% due 9/15/2053	500,000	364,450
5.40% due 2/15/2034	1,000,000	1,032,050

T-Mobile USA, Inc. 2.70% due 3/15/2032	600,000	512,052
3.40% due 10/15/2052	200,000	146,312

Verizon Communications, Inc. 2.355% due 3/15/2032	200,000	166,510

		2,221,374
Toys, Games & Hobbies – 0.4%

Mattel, Inc. 3.75% due 4/1/2029(1)	2,000,000	1,829,120

		1,829,120
Transportation – 0.4%

Union Pacific Corp. 3.95% due 9/10/2028	300,000	298,275
4.50% due 1/20/2033	500,000	503,315
4.95% due 5/15/2053	900,000	920,925

		1,722,515

Total Corporate Bonds & Notes (Cost $98,920,393)		102,700,629
Non–Agency Mortgage–Backed Securities – 6.6%

Benchmark Mortgage Trust Series 2018-B3, Class AS 4.195% due 4/10/2051(2)(3)	2,550,000	2,356,231

Citigroup Commercial Mortgage Trust Series 2014-GC23, Class AS 3.863% due 7/10/2047	2,750,000	2,683,858

Commercial Mortgage Trust Series 2017-COR2, Class A3 3.51% due 9/10/2050	2,920,000	2,692,880
Series 2019-GC44, Class AM 3.263% due 8/15/2057	2,415,000	2,087,577

December 31, 2023	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

DBGS Mortgage Trust Series 2018-C1, Class AM 4.627% due 10/15/2051(2)(3)	$2,400,000	$2,254,388

DBUBS Mortgage Trust Series 2017-BRBK, Class A 3.452% due 10/10/2034(1)	1,760,000	1,613,700

Freddie Mac STACR REMIC Trust Series 2021-DNA7, Class M2 7.137% due 11/25/2041(1)(2)(3)	2,200,000	2,156,053
Series 2021-HQA4, Class M1 6.287% due 12/25/2041(1)(2)(3)	1,267,382	1,247,844
Series 2022-DNA1, Class M1A 6.337% due 1/25/2042(1)(2)(3)	1,061,199	1,054,411
Series 2022-HQA3, Class M1A 7.637% due 8/25/2042(1)(2)(3)	2,306,636	2,342,187

Hilton USA Trust Series 2016-HHV, Class A 3.719% due 11/5/2038(1)	1,875,000	1,779,655

Wells Fargo Commercial Mortgage Trust Series 2015-NXS4, Class A4 3.718% due 12/15/2048	3,120,000	3,008,055
Series 2018-C43, Class A4 4.012% due 3/15/2051(2)(3)	3,000,000	2,860,179

Total Non–Agency Mortgage–Backed Securities (Cost $29,096,107)		28,137,018
U.S. Government Securities – 29.8%

U.S. Treasury Bonds 4.75% due 11/15/2043	38,300,000	41,220,375
4.75% due 11/15/2053	20,500,000	23,097,735

U.S. Treasury Notes 4.375% due 11/30/2030	5,000,000	5,150,781
4.50% due 11/15/2033	8,000,000	8,416,250
4.875% due 10/31/2028	25,600,000	26,746,000
5.00% due 10/31/2025	21,600,000	21,848,906

Total U.S. Government Securities (Cost $120,255,295)		126,480,047
Commercial Paper – 0.7%

Equinor ASA 5.425% due 1/4/2024(1)	3,000,000	2,998,665

Total Commercial Paper (Cost $2,998,665)		2,998,665
U.S. Treasury Bills – 0.1%

U.S. Treasury Bills 2.713% due 1/2/2024(4)	200,000	199,971

Total U.S. Treasury Bills (Cost $199,971)		199,971

	Shares	Value
Exchange–Traded Funds – 2.0%

iShares MBS ETF	45,640	4,293,811

Vanguard Mortgage-Backed Securities ETF	85,580	3,967,489

Total Exchange–Traded Funds (Cost $7,662,852)		8,261,300

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value
Repurchase Agreements – 0.2%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $960,546, due 1/2/2024(5)	$960,375	$960,375

Total Repurchase Agreements (Cost $960,375)		960,375

Total Investments – 99.0% (Cost $411,367,042)		420,141,964

Assets in excess of other liabilities – 1.0%		4,411,588

Total Net Assets – 100.0%		$424,553,552

(1)	Securities that may be resold in transactions exempt from
registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2023, the aggregate market value of these securities amounted to $89,396,886, representing 21.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2023.
(3)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(4)	Interest rate shown reflects the discount rate at time of purchase.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$1,059,000	$979,633

Open futures contracts at December 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2024	476	Long	$97,197,106	$98,015,093	$817,987
U.S. 5-Year Treasury Note	March 2024	303	Long	32,217,378	32,958,352	740,974
U.S. Long Bond	March 2024	14	Long	1,741,046	1,749,125	8,079
Total				$131,155,530	$132,722,570	$1,567,040

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. Ultra 10-Year Treasury Note	March 2024	76	Short	$(8,643,336)	$(8,969,188)	$(325,852)

Centrally cleared credit default swap agreements — buy protection(6):

Reference Entity	Implied Credit Spread at 12/31/2023(7)	Notional Amount(8)		Maturity	(Pay)/Receive Fixed Rate	Periodic Payment Frequency	Upfront Payments	Value	Unrealized Depreciation
CDX.NA.IG.S41	0.57%	USD	14,600,000	12/20/2028	(1.00)%	Quarterly	$(154,666)	$(283,199)	$(128,533)

(6)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

(7)

Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(8)

The notional amount represents the maximum potential amount the Fund could be required to pay as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America Investment Grade Index.

Legend:

CLO — Collateralized Loan Obligation

CMT — Constant Maturity Treasury

REMIC — Real Estate Mortgage Investment Conduit

SOFR — Secured Overnight Financing Rate

STACR — Structured Agency Credit Risk

USD — United States Dollar

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$62,535,196	$—	$62,535,196
Asset–Backed Securities	—	87,868,763	—	87,868,763
Corporate Bonds & Notes	—	102,700,629	—	102,700,629
Non–Agency Mortgage–Backed Securities	—	28,137,018	—	28,137,018
U.S. Government Securities	—	126,480,047	—	126,480,047
Commercial Paper	—	2,998,665	—	2,998,665
U.S. Treasury Bills	—	199,971	—	199,971
Exchange–Traded Funds	8,261,300	—	—	8,261,300
Repurchase Agreements	—	960,375	—	960,375
Total	$8,261,300	$411,880,664	$—	$420,141,964
Other Financial Instruments
Futures Contracts
Assets	$1,567,040	$—	$—	$1,567,040
Liabilities	(325,852)	—	—	(325,852)
Swap Contracts
Liabilities	—	(128,533)	—	(128,533)
Total	$1,241,188	$(128,533)	$—	$1,112,655

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE FIXED INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$420,141,964

Interest receivable	3,249,969

Cash deposits with brokers for futures contracts	882,200

Receivable for variation margin on futures contracts	466,081

Receivable for variation margin on swap contracts	352,164

Reimbursement receivable from adviser	30,533

Receivable for fund shares subscribed	187

Prepaid expenses	15,087

Total Assets	425,138,185

Liabilities

Cash due to broker for swap contracts	174,180

Payable for fund shares redeemed	165,442

Investment advisory fees payable	156,688

Accrued audit fees	27,577

Accrued custodian and accounting fees	15,132

Accrued trustees’ and officers’ fees	3,493

Accrued expenses and other liabilities	42,121

Total Liabilities	584,633

Total Net Assets	$424,553,552

Net Assets Consist of:

Paid-in capital	$421,256,798

Distributable earnings	3,296,754

Total Net Assets	$424,553,552

Investments, at Cost	$411,367,042

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	41,888,627

Net Asset Value Per Share	$10.14

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Interest	$19,922,270

Dividends	384,913

Total Investment Income	20,307,183

Expenses

Investment advisory fees	1,902,610

Professional fees	136,648

Trustees’ and officers’ fees	106,834

Administrative fees	69,809

Custodian and accounting fees	58,415

Shareholder reports	30,561

Transfer agent fees	20,942

Other expenses	24,789

Total Expenses	2,350,608

Less: Fees waived	(159,844)

Total Expenses, Net	2,190,764

Net Investment Income/(Loss)	18,116,419

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(30,293,852)

Net realized gain/(loss) from futures contracts	(2,471,524)

Net realized gain/(loss) from swap contracts	(141,668)

Net change in unrealized appreciation/(depreciation) on investments	36,291,583

Net change in unrealized appreciation/(depreciation) on futures contracts	1,185,639

Net change in unrealized appreciation/(depreciation) on swap contracts	(128,533)

Net Gain on Investments and Derivative Contracts	4,441,645

Net Increase in Net Assets Resulting From Operations	$22,558,064

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — GUARDIAN CORE FIXED INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Period Ended 12/31/22[1]

Operations

Net investment income/(loss)	$18,116,419	$10,906,076

Net realized gain/(loss) from investments and derivative contracts	(32,907,044)	(2,706,274)

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	37,348,689	(27,461,112)

Net Increase/(Decrease) in Net Assets Resulting from Operations	22,558,064	(19,261,310)

Capital Share Transactions

Proceeds from sales of shares	36,651,130	524,761,918

Cost of shares redeemed	(84,460,527)	(55,695,723)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(47,809,397)	469,066,195

Net Increase/(Decrease) in Net Assets	(25,251,333)	449,804,885

Net Assets

Beginning of period	449,804,885	—

End of period	$424,553,552	$449,804,885

Other Information:

Shares

Sold	3,747,836	52,488,133

Redeemed	(8,649,366)	(5,697,976)

Net Increase/(Decrease)	(4,901,530)	46,790,157

[1]	Commenced operations on May 2, 2022.

14	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

15

FINANCIAL INFORMATION — GUARDIAN CORE FIXED INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$9.61	$0.40	$0.13	$0.53	$10.14	5.52%

Period Ended 12/31/22(4)	10.00	0.22	(0.61)	(0.39)	9.61	(3.90)%(5)

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE FIXED INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$424,554	0.50%	0.54%	4.13%	4.09%	316%

449,805	0.50%(5)	0.52%(5)	3.41%(5)	3.39%(5)	90%(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on May 2, 2022.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2022, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Core Fixed Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on May 2, 2022. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Exchange-traded financial futures contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, (iii) to enhance potential return, or (iv) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund.

The Fund may also enter into cleared swaps with a central clearinghouse. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty serving as the clearinghouse, and performance of the transaction is effectively guaranteed against default by such counterparty, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction.

The Fund may not achieve the anticipated benefits of swap contracts and may realize a loss. During the year ended December 31, 2023, the Fund entered into credit default swaps for risk exposure management and to enhance potential return.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2023.

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Fund has no sub-adviser.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.50% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $159,844.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2023, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$307,686,588	$1,045,998,361
Sales	319,008,274	1,066,428,450

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the

21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2023, the Fund did not hold any restricted, other than 144A restricted securities or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage-and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage-and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as “prepayment risk”) or later (known as “extension risk”) than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation

22

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. Derivative Instruments Investments in derivatives (including short exposures through derivatives) pose risks in addition to, and potentially greater than, those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk, and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund. The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2023 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. With respect to exchange traded futures, the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures contracts against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2023, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

	Interest Rate Contracts	Credit Default Contracts

Asset Derivatives
Futures Contracts[1]	$1,567,040	$—
Liability Derivatives
Futures Contracts[1]	$(325,852)	$—
Swap Contracts[2]	—	(128,533)
[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]

Statement of Assets and Liabilities location: Includes the fair value of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2023 were as follows:

	Interest Rate Contracts	Credit Default Contracts
Net Realized Gain/(Loss)
Futures Contracts[1]	$(2,471,524)	$—
Swap Contracts[2]	—	(141,668)
Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[3]	$1,185,639	$—
Swap Contracts[4]	—	(128,533)

23

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

	Interest Rate Contracts	Credit Default Contracts
Average Number of Notional Amounts
Futures Contracts[5]	789	—
Swap Contracts – Buy/Sell Protection	$—	$30,430,769
[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net realized gain/(loss) from swap contracts.
[3]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[4]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on swap contracts.
[5]	Amount represents number of contracts.

j. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Core Fixed Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Core Fixed Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2023 and for the period May 2, 2022 (commencement of operations) through December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period May 2, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013– 2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015 –2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009 –2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

31

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11740

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Core Plus Fixed Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Core Plus Fixed Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

FUND COMMENTARY OF

LORD, ABBETT & CO. LLC, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Core Plus Fixed Income VIP Fund (the “Fund”) returned 5.74% for the 12 months ended December 31, 2023, outperforming its benchmark, the Bloomberg US Aggregate Bond Index[1] (the “Index”).

•	The Index returned 5.53% for the same period.

Market Overview

U.S. markets endured a number of countervailing forces throughout 2023, resulting in periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns of potential deterioration in corporate earnings in 2023, aggregate earnings results were better-than-expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (the “Fed”) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by China’s underwhelming economic recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, the Federal Deposit Insurance Corporation, and the U.S. Treasury.

The dovish pivot by the Fed in December 2023 hinted at a potential policy easing, contributing to the market’s positive momentum and a fall in bond yields. This environment was further supported by a combination of factors: a decline in core personal consumption expenditures (“PCE”)2 inflation, favorable U.S. Treasury refunding announcements, strong consumer resilience, and stable earnings expectations. These elements, along with a shift in market sentiment and positioning, buoyed by seasonality and increased corporate buybacks, culminated in a bullish sentiment across the equity markets.

While there was significant rate volatility throughout 2023, the 2-year U.S. Treasury yield moved lower from 4.42% to 4.25%, while the 10-year U.S. Treasury yield ended the year unchanged at 3.88%. Against this backdrop, the Index returned 5.53%, with high yield bonds3 outperforming investment grade corporate bonds4 (13.46% vs 8.52%, respectively), partially due to the higher yield and lower duration of the high yield market.

Portfolio Review

One of the primary contributors to relative performance was security selection within investment grade corporate bonds. In particular, selection within the utility, financial and energy sectors were positive contributors. Within the financials sector, the portfolio’s bank holdings were focused on institutions with strong deposit franchises, robust credit cultures, and strong management teams.

The portfolio’s allocation to high yield corporate bonds also contributed to relative performance. High yield credit spreads compressed meaningfully over the period amid a resilient U.S. economy, which, combined with the sector’s greater carry, led to a positive impact on relative performance.

Security selection within asset-backed securities (ABS) also had a positive impact on relative performance, mainly within the auto loan and consumer loan segments. Within the asset class, we focused on issues that demonstrated robust credit fundamentals, including well behaved delinquency and loss trends, consistent collateral quality, and strong stress tested structures.

The primary detractor from relative performance during the period was security selection within commercial mortgage-backed securities (CMBS). Commercial real estate fundamentals continue to remain under pressure, given rising vacancy rates in certain geographical markets, and select holdings performed poorly over the period. Security selection within agency mortgage-backed securities (MBS) also detracted from relative performance.

Outlook

We believe the opportunity set for fixed income remains compelling. While rates rallied at the close of 2023, U.S. Treasury yields across the curve remain at some of the most elevated levels in over a decade. We believe that higher bond yields bring higher return expectations and present a more attractive risk/reward dynamic for investors, as the enhanced carry provides cushion to total returns, offering protection for investors should rates continue to rise.

1

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

We maintain an up-in-quality, up-in-liquidity, and down-in-cyclicality posture. Given broader macroeconomic uncertainty, we believe we have positioned the Fund’s portfolio to perform well in a wide range of potential scenarios.

We believe strong fundamentals and attractive carry make the investment-grade corporate segment look particularly attractive for 2024. Credit spreads have tightened, given a resilient U.S. economy and a potential Fed pivot, but overall investment-grade corporate yields are nearing the highest levels since the global financial crisis of 2007-2008 and outyield the level of high yield corporates in 2021. We believe that balance sheets are at healthy levels, and leverage remains relatively low, as corporate America has acted prudently over the last few years. Revenues have remained steady throughout 2023, and, we believe, more importantly, companies have shown the ability to pass along higher costs to maintain margins. However, we nonetheless maintain a focus on companies and industries which we believe are more insulated from the potential negative impact of higher yields and tighter credit conditions.

While we’ve observed some consumer weakening at the end of 2023, it is important to note this is following multi-year fundamental consumer strength. Income levels, for example, continue to experience growth, consumer spending remains strong, and unemployment is still below 4%, which is only modestly above the 50-year low experienced earlier in 2023. In terms of real estate, we find compelling value in CMBS, but remain cautious due to many fundamental headwinds. We believe CMBS valuations are pricing in considerable economic or revenue stress and consequently may offer higher spreads than other areas of the bond market. While we believe stress is likely to increase on more vulnerable properties, we will continue to focus on high-quality, liquid deals outside of the office and retail segments.

[1]

The Index represents securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

[2]

The Personal Consumption Expenditure Price Index (the “PCE Price Index”) is a measure of the prices that people living in the United Stated, or those buying on their behalf, pay for goods and services. The PCE Price Index is known for capturing inflation (or deflation) across a wide range of consumer expenses and reflecting changes in consumer behavior.

[3]	As represented by the ICE BofA U.S. High Yield Constrained Index as of 12/31/2023.

[4]	As represented by the Bloomberg US Corp Investment Grade Index as of 12/31/2023.

2

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $224,645,023

Bond Sector Allocation[1] As of December 31, 2023

Bond Quality Allocation[2] As of December 31, 2023

3

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Top Ten Holdings[1] As of December 31, 2023

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	4.375%	8/15/2026	2.0%
U.S. Treasury Bonds	4.375%	8/15/2043	1.8%
U.S. Treasury Notes	4.000%	12/15/2025	1.7%
U.S. Treasury Bonds	4.750%	11/15/2043	1.7%
Federal National Mortgage Association	2.500%	8/1/2050	1.6%
Government National Mortgage Association	6.500%	2/20/2054	1.2%
Government National Mortgage Association	5.500%	2/20/2054	1.2%
Government National Mortgage Association	3.000%	2/20/2054	1.2%
Government National Mortgage Association	6.000%	2/20/2054	1.1%
U.S. Treasury Notes	4.500%	11/15/2033	1.1%
Total			14.6%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Bloomberg, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Lord, Abbett & Co. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

4

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Core Plus Fixed Income VIP Fund	9/1/2016	5.74%	1.08%	—	0.67%
Bloomberg US Aggregate Bond Index		5.53%	1.10%	—	0.81%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Core Plus Fixed Income VIP Fund and the Bloomberg US Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,035.50	$4.16	0.81%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value
Agency Mortgage–Backed Securities – 25.7%

Federal Home Loan Mortgage Corp. 2.50% due 11/1/2050	$669,301	$578,073
2.50% due 7/1/2051	838,055	722,388
3.50% due 2/1/2046	469,642	445,650
4.50% due 8/1/2052	1,188,157	1,161,913
5.00% due 7/1/2052	533,788	533,711
5.00% due 8/1/2052	2,026,601	2,025,871

Federal National Mortgage Association
2.00% due 6/1/2051	505,907	414,442
2.00% due 11/1/2051	613,626	506,054
2.50% due 8/1/2050	4,226,897	3,669,442
2.50% due 9/1/2050	2,596,925	2,250,393
2.50% due 1/1/2051	1,154,500	1,000,915
2.50% due 6/1/2051	782,574	674,758
2.50% due 8/1/2051	274,305	237,704
2.50% due 9/1/2051	407,278	351,729
2.50% due 12/1/2051	2,451,616	2,116,991
2.50% due 5/1/2052	532,655	456,507
3.00% due 12/1/2048	1,892,037	1,709,627
3.00% due 1/1/2051	525,039	472,741
3.50% due 7/1/2045	541,279	508,339
3.50% due 9/1/2051	232,458	217,238
3.50% due 4/1/2052	970,862	901,129
4.00% due 5/1/2052	994,619	955,356
4.00% due 6/1/2052	1,050,303	1,003,122
5.00% due 7/1/2052	717,870	719,621
5.00% due 8/1/2052	1,097,717	1,095,222

Freddie Mac Multifamily Structured Pass-Through Certificates
Series K145, Class A2 2.58% due 5/25/2032	641,000	559,584
Series KG07, Class A2 3.123% due 8/25/2032(1)(2)	1,146,000	1,041,304

Government National Mortgage Association
3.00% due 2/20/2054(3)	3,001,000	2,720,794
3.50% due 1/20/2054(3)	1,913,000	1,781,535
4.00% due 1/20/2054(3)	1,329,000	1,268,863
4.00% due 2/20/2054(3)	1,018,000	972,859
4.50% due 1/20/2054(3)	2,364,000	2,308,113
5.00% due 1/20/2054(3)	1,896,000	1,884,021
5.00% due 2/20/2054(3)	1,000,000	994,185
5.50% due 1/20/2054(3)	1,422,000	1,430,816
5.50% due 2/20/2054(3)	2,745,000	2,762,431
6.00% due 1/20/2054(3)	1,161,000	1,179,669
6.00% due 2/20/2054(3)	2,382,000	2,419,374
6.50% due 1/20/2054(3)	869,000	889,421
6.50% due 2/20/2054(3)	2,739,000	2,800,080

Uniform Mortgage-Backed Security
3.50% due 2/1/2054(3)	188,000	172,734
5.50% due 1/1/2039(3)	384,000	389,430
5.50% due 2/1/2039(3)	1,230,000	1,247,527
6.00% due 1/1/2039(3)	935,000	955,701
6.00% due 2/1/2039(3)	1,595,000	1,629,851
6.00% due 2/1/2054(3)	435,000	441,956
6.50% due 2/1/2054(3)	1,726,000	1,768,304
7.00% due 2/1/2054(3)	1,378,000	1,420,015

Total Agency Mortgage–Backed Securities (Cost $58,553,089)		57,767,503

December 31, 2023	Principal Amount	Value
Asset–Backed Securities – 15.9%

Affirm Asset Securitization Trust
Series 2023-A, Class 1A 6.61% due 1/18/2028(4)	$725,000	$728,301
Series 2023-B, Class A 6.82% due 9/15/2028(4)	945,000	959,604

American Express Credit Account Master Trust Series 2023-4, Class A 5.15% due 9/15/2030	1,010,000	1,038,760

Ares XL CLO Ltd. Series 2016-40A, Class A1RR 6.526% (3 mo. USD Term SOFR + 1.13%) due 1/15/2029(2)(4)	220,204	219,544

Avant Loans Funding Trust Series 2022-REV1, Class A 6.54% due 9/15/2031(4)	1,310,000	1,310,261

Avid Automobile Receivables Trust Series 2021-1, Class E 3.39% due 4/17/2028(4)	830,000	793,931

Avis Budget Rental Car Funding AESOP LLC Series 2019-3A, Class A 2.36% due 3/20/2026(4)	1,545,000	1,496,759

BA Credit Card Trust Series 2023-A2, Class A2 4.98% due 11/15/2028	675,000	682,019

Bain Capital Credit CLO Ltd. Series 2023-4A, Class D 10.423% (3 mo. USD Term SOFR + 5.00%) due 10/21/2036(2)(4)	540,000	540,322

Ballyrock CLO 23 Ltd. Series 2023-23A, Class A1 7.358% (3 mo. USD Term SOFR + 1.98%) due 4/25/2036(2)(4)	250,000	251,474

Ballyrock CLO Ltd. Series 2023-25A, Class A2 7.774% (3 mo. USD Term SOFR + 2.45%) due 1/25/2036(2)(4)	500,000	500,368

Barings CLO Ltd. Series 2019-3A, Class A1R 6.747% (3 mo. USD Term SOFR + 1.33%) due 4/20/2031(2)(4)	500,000	499,150

Carlyle Global Market Strategies CLO Ltd. Series 2012-3A, Class A1A2 6.836% (3 mo. USD Term SOFR + 1.44%) due 1/14/2032(2)(4)	308,210	307,717

Carlyle U.S. CLO Ltd. Series 2021-1A, Class A1 6.796% (3 mo. USD Term SOFR + 1.40%) due 4/15/2034(2)(4)	1,400,000	1,397,060

CarMax Auto Owner Trust Series 2023-1, Class B 4.98% due 1/16/2029	850,000	842,062

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value
Asset–Backed Securities (continued)

CIFC Funding Ltd. Series 2021-1A, Class B 7.19% (3 mo. USD Term SOFR + 1.81%) due 4/25/2033(2)(4)	$260,000	$257,761
Series 2021-4A, Class A 6.706% (3 mo. USD Term SOFR + 1.31%) due 7/15/2033(2)(4)	1,000,000	998,500

Elmwood CLO Ltd. Series 2023-3A, Class B 7.694% (3 mo. USD Term SOFR + 2.35%) due 12/11/2033(2)(4)	470,000	468,621

Exeter Automobile Receivables Trust
Series 2020-2A, Class E 7.19% due 9/15/2027(4)	1,100,000	1,101,146
Series 2022-2A, Class B 3.65% due 10/15/2026	826,863	822,581

First Investors Auto Owner Trust Series 2021-1A, Class E 3.35% due 4/15/2027(4)	600,000	571,073

Flagship Credit Auto Trust Series 2018-3, Class E 5.28% due 12/15/2025(4)	725,000	718,273

Lending Funding Trust Series 2020-2A, Class A 2.32% due 4/21/2031(4)	936,000	862,404

Lendmark Funding Trust Series 2021-1A, Class A 1.90% due 11/20/2031(4)	750,000	673,742

LoanCore Issuer Ltd. Series 2022-CRE7, Class A 6.888% (30 day SOFR + 1.55%) due 1/17/2037(2)(4)	480,000	475,881

Logan CLO I Ltd. Series 2021-1A, Class A 6.837% (3 mo. USD Term SOFR + 1.42%) due 7/20/2034(2)(4)	530,000	527,986

Marble Point CLO XVII Ltd. Series 2020-1A, Class A 6.977% (3 mo. USD Term SOFR + 1.56%) due 4/20/2033(2)(4)	613,030	611,497

Marlette Funding Trust Series 2020-2A, Class D 4.65% due 9/16/2030(4)	378,295	374,381

ME Funding LLC Series 2019-1, Class A2 6.448% due 7/30/2049(4)	424,320	419,109

MF1 Ltd. Series 2022-FL8, Class A 6.706% (1 mo. USD Term SOFR + 1.35%) due 2/19/2037(2)(4)	575,000	564,009

Mountain View CLO LLC Series 2017-1A, Class AR 6.746% (3 mo. USD Term SOFR + 1.35%) due 10/16/2029(2)(4)	216,992	216,449

December 31, 2023	Principal Amount	Value
Asset–Backed Securities (continued)

Neuberger Berman CLO XVII Ltd. Series 2014-17A, Class BR2 7.174% (3 mo. USD Term SOFR + 1.76%) due 4/22/2029(2)(4)	$540,000	$535,680

OCP CLO Ltd.
Series 2014-5A, Class A1R 6.721% (3 mo. USD Term SOFR + 1.34%) due 4/26/2031(2)(4)	613,433	612,934
Series 2014-7A, Class A1RR 6.797% (3 mo. USD Term SOFR + 1.38%) due 7/20/2029(2)(4)	333,415	332,848

RR 24 Ltd. Series 2022-24A, Class A2R 7.747% (3 mo. USD Term SOFR + 2.40%) due 1/15/2036(2)(4)	530,000	529,648

Santander Consumer Auto Receivables Trust Series 2020-BA, Class D 2.14% due 12/15/2026(4)	1,475,000	1,436,406

Santander Drive Auto Receivables Trust
Series 2022-7, Class C 6.69% due 3/17/2031	1,060,000	1,080,400
Series 2023-2, Class C 5.47% due 12/16/2030	555,000	551,817

SCF Equipment Leasing LLC
Series 2019-2A, Class B 2.76% due 8/20/2026(4)	332,892	330,574
Series 2021-1A, Class C 1.54% due 10/21/2030(4)	1,000,000	928,572
Series 2021-1A, Class D 1.93% due 9/20/2030(4)	750,000	687,048

SEB Funding LLC Series 2021-1A, Class A2 4.969% due 1/30/2052(4)	812,963	751,115

Signal Peak CLO 8 Ltd. Series 2020-8A, Class A 6.947% (3 mo. USD Term SOFR + 1.53%) due 4/20/2033(2)(4)	1,003,948	1,002,743

Sunrun Demeter Issuer LLC Series 2021-2A, Class A 2.27% due 1/30/2057(4)	448,236	380,965

THL Credit Wind River CLO Ltd. Series 2013-2A, Class AR2 6.657% (3 mo. USD Term SOFR + 1.26%) due 10/18/2030(2)(4)	399,369	398,251

Towd Point Asset Trust Series 2018-SL1, Class A 6.07% (1 mo. USD Term SOFR + 0.71%) due 1/25/2046(2)(4)	25,822	25,802

Valley Stream Park CLO Ltd. Series 2022-1A, Class BR 7.666% (3 mo. USD Term SOFR + 2.25%) due 10/20/2034(2)(4)	470,000	469,162

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value
Asset–Backed Securities (continued)

Voya CLO Ltd.
Series 2018-1A, Class A2 6.958% (3 mo. USD Term SOFR + 1.56%) due 4/19/2031(2)(4)	$320,000	$316,160
Series 2018-2A, Class A1 6.656% (3 mo. USD Term SOFR + 1.26%) due 7/15/2031(2)(4)	455,977	455,385

Westlake Automobile Receivables Trust
Series 2020-3A, Class E 3.34% due 6/15/2026(4)	750,000	732,225
Series 2023-1A, Class C 5.74% due 8/15/2028(4)	1,015,000	1,009,567

World Omni Auto Receivables Trust Series 2023-D, Class A3 5.79% due 2/15/2029	1,000,000	1,027,217

World Omni Select Auto Trust Series 2023-A, Class C 6.00% due 1/16/2029	985,000	998,379

Total Asset–Backed Securities (Cost $36,348,759)		35,823,643
Corporate Bonds & Notes – 50.1%

Aerospace & Defense – 0.7%

Bombardier, Inc. 6.00% due 2/15/2028(4)	381,000	370,919

L3Harris Technologies, Inc. 5.40% due 7/31/2033	687,000	715,009

Spirit AeroSystems, Inc. 9.375% due 11/30/2029(4)	210,000	229,927

TransDigm, Inc. 4.625% due 1/15/2029	288,000	270,034

		1,585,889
Agriculture – 1.1%

BAT Capital Corp.
3.222% due 8/15/2024	833,000	819,472
6.343% due 8/2/2030	627,000	659,140

Philip Morris International, Inc. 5.625% due 11/17/2029	592,000	621,115

Viterra Finance BV 4.90% due 4/21/2027(4)	398,000	393,443

		2,493,170
Airlines – 0.5%

American Airlines, Inc. 7.25% due 2/15/2028(4)	380,000	385,958

Azul Secured Finance LLP 11.93% due 8/28/2028(4)	200,000	206,640

British Airways Pass-Through Trust Series 2020-1, Class A 4.25% due 11/15/2032(4)	370,159	343,497

VistaJet Malta Finance PLC/Vista Management Holding, Inc. 7.875% due 5/1/2027(4)	267,000	231,131

		1,167,226
Auto Manufacturers – 0.4%

Hyundai Capital America
1.80% due 10/15/2025(4)	402,000	378,089
5.80% due 6/26/2025(4)	278,000	279,613

December 31, 2023	Principal Amount	Value
Auto Manufacturers (continued)

JB Poindexter & Co., Inc. 8.75% due 12/15/2031(4)	$272,000	$278,544

		936,246
Auto Parts & Equipment – 0.1%

Goodyear Tire & Rubber Co. 5.00% due 7/15/2029	266,000	251,391

		251,391
Beverages – 0.4%

Bacardi Ltd./Bacardi-Martini BV 5.40% due 6/15/2033(4)	860,000	867,998

		867,998
Biotechnology – 0.1%

Baxalta, Inc. 4.00% due 6/23/2025	175,000	172,144

		172,144
Building Materials – 0.6%

Carrier Global Corp. 5.90% due 3/15/2034(4)	209,000	226,610

Eco Material Technologies, Inc. 7.875% due 1/31/2027(4)	342,000	344,637

Griffon Corp. 5.75% due 3/1/2028	264,000	259,541

Smyrna Ready Mix Concrete LLC 6.00% due 11/1/2028(4)	359,000	354,369

Standard Industries, Inc. 4.375% due 7/15/2030(4)	303,000	278,003

		1,463,160
Chemicals – 1.0%

Celanese U.S. Holdings LLC 6.05% due 3/15/2025	810,000	814,892

CVR Partners LP/CVR Nitrogen Finance Corp. 6.125% due 6/15/2028(4)	265,000	249,871

International Flavors & Fragrances, Inc. 1.23% due 10/1/2025(4)	1,008,000	933,307

Rain Carbon, Inc. 12.25% due 9/1/2029(4)	249,000	243,545

Rain CII Carbon LLC/CII Carbon Corp. 7.25% due 4/1/2025(4)	6,000	5,817

		2,247,432
Coal – 0.1%

SunCoke Energy, Inc. 4.875% due 6/30/2029(4)	263,000	237,066

		237,066
Commercial Banks – 13.8%

ABN AMRO Bank NV 3.324% (3.324% fixed rate until 12/13/2031; 5 yr. CMT rate + 1.90% thereafter) due 3/13/2037(2)(4)	400,000	319,948

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value
Commercial Banks (continued)

Bank of America Corp.
2.087% (2.087% fixed rate until 6/14/2028; SOFR + 1.06% thereafter) due 6/14/2029(2)	$769,000	$678,981
2.687% (2.687% fixed rate until 4/22/2031; SOFR + 1.32% thereafter) due 4/22/2032(2)	509,000	430,146
3.458% (3.458% fixed rate until 3/15/2024; 3 mo. USD Term SOFR + 1.23% thereafter) due 3/15/2025(2)	618,000	615,009
3.593% (3.593% fixed rate until 7/21/2027; 3 mo. USD Term SOFR + 1.63% thereafter) due 7/21/2028(2)	987,000	937,176
Series N 1.658% (1.658% fixed rate until 3/11/2026; SOFR + 0.91% thereafter) due 3/11/2027(2)	500,000	462,670

Bank of New York Mellon Corp. Series J 4.967% (4.967% fixed rate until 4/26/2033; SOFR + 1.61% thereafter) due 4/26/2034(2)	443,000	441,839

BankUnited, Inc. 5.125% due 6/11/2030	613,000	562,489

Barclays PLC 3.932% (3.932% fixed rate until 5/7/2024; SOFR + 1.82% thereafter) due 5/7/2025(2)	869,000	863,099

BNP Paribas SA
2.219% (2.219% fixed rate until 6/9/2025; SOFR + 2.07% thereafter) due 6/9/2026(2)(4)	1,019,000	972,962
4.375% (4.375% fixed rate until 3/1/2028; 5 yr. USD Swap rate + 1.48% thereafter) due 3/1/2033(2)(4)	599,000	562,275

Citigroup, Inc.
3.887% (3.887% fixed rate until 1/10/2027; 3 mo. USD Term SOFR + 1.82% thereafter) due 1/10/2028(2)	963,000	932,040
3.98% (3.98% fixed rate until 3/20/2029; 3 mo. USD Term SOFR + 1.60% thereafter) due 3/20/2030(2)	1,656,000	1,571,362
4.14% (4.14% fixed rate until 5/24/2024; SOFR + 1.37% thereafter) due 5/24/2025(2)	287,000	285,287

Citizens Bank NA 4.119% (4.119% fixed rate until 5/23/2024; SOFR + 1.40% thereafter) due 5/23/2025(2)	626,000	610,237

December 31, 2023	Principal Amount	Value

Commercial Banks (continued)

Danske Bank AS
3.773% (3.773% fixed rate until 3/28/2024; 1 yr. CMT rate + 1.45% thereafter) due 3/28/2025(2)(4)	$1,345,000	$1,337,428
6.466% (6.466% fixed rate until 1/9/2025; 1 yr. CMT rate + 2.10% thereafter) due 1/9/2026(2)(4)	434,000	437,116

First-Citizens Bank & Trust Co. 2.969% (2.969% fixed rate until 9/27/2024; 3 mo. USD Term SOFR + 1.72% thereafter) due 9/27/2025(2)	518,000	505,381

HSBC Holdings PLC 3.803% (3.803% fixed rate until 3/11/2024; 3 mo. USD Term SOFR + 1.47% thereafter) due 3/11/2025(2)	517,000	514,937

Intesa Sanpaolo SpA 6.625% due 6/20/2033(4)	640,000	655,366

JPMorgan Chase & Co.
2.739% (2.739% fixed rate until 10/15/2029; 3 mo. USD Term SOFR + 1.51% thereafter) due 10/15/2030(2)	529,000	470,577
3.54% (3.54% fixed rate until 5/1/2027; 3 mo. USD Term SOFR + 1.64% thereafter) due 5/1/2028(2)	613,000	585,630
3.845% (3.845% fixed rate until 6/14/2024; SOFR + 0.98% thereafter) due 6/14/2025(2)	856,000	848,844

M&T Bank Corp. 5.053% (5.053% fixed rate until 1/27/2033; SOFR + 1.85% thereafter) due 1/27/2034(2)	376,000	356,670

Macquarie Bank Ltd. 3.624% due 6/3/2030(4)	203,000	177,103

Macquarie Group Ltd.
2.691% (2.691% fixed rate until 6/23/2031; SOFR + 1.44% thereafter) due 6/23/2032(2)(4)	678,000	558,841
4.654% (4.654% fixed rate until 3/27/2028; SOFR + 1.94% thereafter) due 3/27/2029(2)(4)	700,000	677,859

Mitsubishi UFJ Financial Group, Inc. 5.541% (5.541% fixed rate until 4/17/2025; 1 yr. CMT rate + 1.50% thereafter) due 4/17/2026(2)	320,000	320,832

Morgan Stanley
4.21% (4.21% fixed rate until 4/20/2027; SOFR + 1.61% thereafter) due 4/20/2028(2)	391,000	382,410

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value

Commercial Banks (continued)

4.431% (4.431% fixed rate until 1/23/2029; 3 mo. USD Term SOFR + 1.89% thereafter) due 1/23/2030(2)	$1,500,000	$1,462,590

NatWest Group PLC
4.269% (4.269% fixed rate until 3/22/2024; SOFR + 1.98% thereafter) due 3/22/2025(2)	1,028,000	1,024,309
5.808% (5.808% fixed rate until 9/13/2028; 1 yr. CMT rate + 1.95% thereafter) due 9/13/2029(2)	327,000	335,822
7.472% (7.472% fixed rate until 11/10/2025; 1 yr. CMT rate + 2.85% thereafter) due 11/10/2026(2)	486,000	502,966

Royal Bank of Canada 6.00% due 11/1/2027	667,000	700,123

State Street Corp. 4.164% (4.164% fixed rate until 8/4/2032; SOFR + 1.73% thereafter) due 8/4/2033(2)	404,000	380,980

U.S. Bancorp
4.839% (4.839% fixed rate until 2/1/2033; SOFR + 1.60% thereafter) due 2/1/2034(2)	387,000	371,694
4.967% (4.967% fixed rate until 7/22/2032; SOFR + 2.11% thereafter) due 7/22/2033(2)	785,000	745,499

UBS AG 5.125% due 5/15/2024	872,000	864,623

UBS Group AG
1.364% (1.364% fixed rate until 1/30/2026; 1 yr. CMT rate + 1.08% thereafter) due 1/30/2027(2)(4)	473,000	433,765
1.494% (1.494% fixed rate until 8/10/2026; 1 yr. CMT rate + 0.85% thereafter) due 8/10/2027(2)(4)	504,000	455,535
4.703% (4.703% fixed rate until 8/5/2026; 1 yr. CMT rate + 2.05% thereafter) due 8/5/2027(2)(4)	365,000	359,507
4.988% (4.988% fixed rate until 8/5/2032; 1 yr. CMT rate + 2.40% thereafter) due 8/5/2033(2)(4)	449,000	433,276
6.327% (6.327% fixed rate until 12/22/2026; 1 yr. CMT rate + 1.60% thereafter) due 12/22/2027(2)(4)	403,000	414,941
6.373% (6.373% fixed rate until 7/15/2025; SOFR + 3.34% thereafter) due 7/15/2026(2)(4)	690,000	699,405

December 31, 2023	Principal Amount	Value

Commercial Banks (continued)

6.442% (6.442% fixed rate until 8/11/2027; SOFR + 3.70% thereafter) due 8/11/2028(2)(4)	$509,000	$528,403

Wells Fargo & Co.
2.188% (2.188% fixed rate until 4/30/2025; SOFR + 2.00% thereafter) due 4/30/2026(2)	652,000	625,138
2.393% (2.393% fixed rate until 6/2/2027; SOFR + 2.10% thereafter) due 6/2/2028(2)	864,000	791,865
3.35% (3.35% fixed rate until 3/2/2032; SOFR + 1.50% thereafter) due 3/2/2033(2)	700,000	611,289
3.584% (3.584% fixed rate until 5/22/2027; 3 mo. USD Term SOFR + 1.57% thereafter) due 5/22/2028(2)	723,000	689,164
5.389% (5.389% fixed rate until 4/24/2033; SOFR + 2.02% thereafter) due 4/24/2034(2)	447,000	449,070

		30,954,478
Commercial Services – 0.6%

Adani Ports & Special Economic Zone Ltd. 4.00% due 7/30/2027	300,000	267,831

Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625% due 6/1/2028(4)	500,000	458,250

Garda World Security Corp. 7.75% due 2/15/2028(4)	10,000	10,397

Global Payments, Inc. 4.95% due 8/15/2027	631,000	633,006

		1,369,484
Computers – 0.2%

Leidos, Inc. 5.75% due 3/15/2033	355,000	370,141

		370,141
Diversified Financial Services – 2.8%

Aircastle Ltd. 2.85% due 1/26/2028(4)	600,000	535,212

Aviation Capital Group LLC
1.95% due 1/30/2026(4)	408,000	378,057
5.50% due 12/15/2024(4)	767,000	762,735
6.375% due 7/15/2030(4)	472,000	485,561

Avolon Holdings Funding Ltd.
2.125% due 2/21/2026(4)	800,000	741,632
4.25% due 4/15/2026(4)	800,000	773,120
5.25% due 5/15/2024(4)	497,000	494,276

GGAM Finance Ltd. 8.00% due 2/15/2027(4)	221,000	226,114

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value
Diversified Financial Services (continued)

LPL Holdings, Inc. 4.00% due 3/15/2029(4)	$672,000	$618,368

Navient Corp. 4.875% due 3/15/2028	559,000	519,685

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
4.50% due 3/15/2027(4)	365,000	350,371
4.875% due 4/15/2045(4)	198,000	163,609

OneMain Finance Corp. 5.375% due 11/15/2029	268,000	250,961

		6,299,701
Electric – 4.5%

AEP Texas, Inc. 5.40% due 6/1/2033	298,000	303,987

AES Corp. 3.95% due 7/15/2030(4)	525,000	484,580

Alfa Desarrollo SpA 4.55% due 9/27/2051(4)	293,160	228,447

American Transmission Systems, Inc. 2.65% due 1/15/2032(4)	238,000	201,810

Ausgrid Finance Pty. Ltd. 4.35% due 8/1/2028(4)	580,000	560,524

Calpine Corp. 5.125% due 3/15/2028(4)	262,000	250,857

Constellation Energy Generation LLC 6.25% due 10/1/2039	436,000	468,260

Duke Energy Corp. 4.50% due 8/15/2032	500,000	485,225

Duke Energy Indiana LLC 5.40% due 4/1/2053	236,000	241,367

Electricite de France SA 6.25% due 5/23/2033(4)	762,000	825,429

Eskom Holdings SOC Ltd. 6.35% due 8/10/2028	268,000	260,909

Indiana Michigan Power Co. 5.625% due 4/1/2053	306,000	323,118

Indianapolis Power & Light Co. 5.65% due 12/1/2032(4)	500,000	519,230

Minejesa Capital BV 4.625% due 8/10/2030(4)	730,000	693,602

National Grid PLC 5.809% due 6/12/2033	600,000	631,944

NextEra Energy Operating Partners LP 7.25% due 1/15/2029(4)	272,000	284,778

NRG Energy, Inc. 4.45% due 6/15/2029(4)	280,000	264,225

Oklahoma Gas & Electric Co. 5.40% due 1/15/2033	340,000	355,786

Oncor Electric Delivery Co. LLC 5.65% due 11/15/2033(4)	447,000	477,561

Southern Co. 4.475% due 8/1/2024(2)	1,156,000	1,145,977

December 31, 2023	Principal Amount	Value
Electric (continued)

Vistra Operations Co. LLC
3.55% due 7/15/2024(4)	$841,000	$828,292
7.75% due 10/15/2031(4)	228,000	236,735

		10,072,643
Energy - Alternate Sources – 0.1%

Greenko Dutch BV 3.85% due 3/29/2026(4)	364,450	338,895

		338,895
Engineering & Construction – 0.3%

Cellnex Finance Co. SA 3.875% due 7/7/2041(4)	667,000	517,885

Weekley Homes LLC/Weekley Finance Corp. 4.875% due 9/15/2028(4)	251,000	236,337

		754,222
Entertainment – 0.4%

Cinemark USA, Inc. 5.875% due 3/15/2026(4)	256,000	251,525

Jacobs Entertainment, Inc. 6.75% due 2/15/2029(4)	255,000	241,090

Warnermedia Holdings, Inc. 3.788% due 3/15/2025	442,000	432,877

		925,492
Environmental Control – 0.2%

Veralto Corp. 5.45% due 9/18/2033(4)	382,000	395,351

		395,351
Food – 0.1%

NBM U.S. Holdings, Inc. 7.00% due 5/14/2026	236,000	238,797

		238,797
Gas – 0.7%

CenterPoint Energy Resources Corp.
1.75% due 10/1/2030	301,000	251,537
4.40% due 7/1/2032	500,000	486,365

National Fuel Gas Co. 5.50% due 1/15/2026	554,000	554,399

Southwest Gas Corp. 4.05% due 3/15/2032	413,000	388,162

		1,680,463
Hand & Machine Tools – 0.2%

Regal Rexnord Corp. 6.05% due 2/15/2026(4)	541,000	546,783

		546,783
Healthcare - Products – 0.8%

GE HealthCare Technologies, Inc. 5.65% due 11/15/2027	985,000	1,020,667

Revvity, Inc. 0.85% due 9/15/2024	750,000	724,560

		1,745,227

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value
Healthcare - Services – 1.7%

Centene Corp.
2.45% due 7/15/2028	$536,000	$478,702
3.375% due 2/15/2030	1,116,000	1,001,152
4.25% due 12/15/2027	419,000	404,750

CHS/Community Health Systems, Inc. 5.25% due 5/15/2030(4)	597,000	499,534

Humana, Inc.
1.35% due 2/3/2027	375,000	338,681
5.875% due 3/1/2033	566,000	603,837

Molina Healthcare, Inc. 4.375% due 6/15/2028(4)	247,000	234,188

Tenet Healthcare Corp. 6.125% due 10/1/2028	264,000	262,904

		3,823,748
Housewares – 0.1%

Newell Brands, Inc. 6.375% due 9/15/2027	225,000	224,494

		224,494
Insurance – 0.8%

Assurant, Inc. 2.65% due 1/15/2032	313,000	254,181

GA Global Funding Trust 3.85% due 4/11/2025(4)	898,000	879,582

Metropolitan Life Global Funding I 4.05% due 8/25/2025(4)	452,000	446,006

New York Life Global Funding 4.55% due 1/28/2033(4)	187,000	184,562

		1,764,331
Internet – 0.4%

EquipmentShare.com, Inc. 9.00% due 5/15/2028(4)	233,000	240,549

Prosus NV 3.257% due 1/19/2027(4)	700,000	648,620

		889,169
Iron & Steel – 0.1%

United States Steel Corp. 6.875% due 3/1/2029	240,000	245,443

		245,443
Leisure Time – 0.5%

Carnival Corp. 6.00% due 5/1/2029(4)	506,000	487,136

Royal Caribbean Cruises Ltd.
5.375% due 7/15/2027(4)	297,000	293,231
7.25% due 1/15/2030(4)	229,000	239,113

		1,019,480
Lodging – 0.2%

Genting New York LLC/GENNY Capital, Inc. 3.30% due 2/15/2026(4)	273,000	251,130

Wynn Macau Ltd. 5.625% due 8/26/2028(4)	250,000	231,662

		482,792

December 31, 2023	Principal Amount	Value
Machinery - Diversified – 0.3%

nVent Finance SARL 4.55% due 4/15/2028	$818,000	$794,605

		794,605
Media – 1.0%

CCO Holdings LLC/CCO Holdings Capital Corp. 4.50% due 5/1/2032	783,000	671,219

Charter Communications Operating LLC/Charter Communications Operating Capital 4.908% due 7/23/2025	437,000	432,945

DISH Network Corp. 11.75% due 11/15/2027(4)	267,000	279,576

FactSet Research Systems, Inc. 3.45% due 3/1/2032	600,000	539,670

Nexstar Media, Inc. 4.75% due 11/1/2028(4)	265,000	244,282

		2,167,692
Mining – 0.6%

FMG Resources August 2006 Pty. Ltd. 4.375% due 4/1/2031(4)	280,000	253,781

Freeport Indonesia PT 6.20% due 4/14/2052	270,000	268,639

Glencore Funding LLC
4.875% due 3/12/2029(4)	342,000	342,154
6.375% due 10/6/2030(4)	216,000	232,442

Hecla Mining Co. 7.25% due 2/15/2028	246,000	249,031

		1,346,047
Miscellaneous Manufacturing – 0.1%

LSB Industries, Inc. 6.25% due 10/15/2028(4)	257,000	244,127

		244,127
Oil & Gas – 4.9%

Antero Resources Corp. 7.625% due 2/1/2029(4)	449,000	460,674

Apache Corp. 4.25% due 1/15/2030	268,000	252,397

Baytex Energy Corp. 8.50% due 4/30/2030(4)	326,000	337,146

Callon Petroleum Co. 8.00% due 8/1/2028(4)	336,000	343,842

CITGO Petroleum Corp. 8.375% due 1/15/2029(4)	245,000	251,965

Civitas Resources, Inc. 8.375% due 7/1/2028(4)	467,000	488,403

CNX Resources Corp. 6.00% due 1/15/2029(4)	229,000	220,069

Comstock Resources, Inc. 6.75% due 3/1/2029(4)	471,000	432,712

Continental Resources, Inc. 5.75% due 1/15/2031(4)	1,530,000	1,522,121

Crescent Energy Finance LLC 9.25% due 2/15/2028(4)	348,000	361,224

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value
Oil & Gas (continued)

Diamond Foreign Asset Co./Diamond Finance LLC 8.50% due 10/1/2030(4)	$230,000	$234,929

Diamondback Energy, Inc. 3.125% due 3/24/2031	800,000	712,928

Ecopetrol SA 8.625% due 1/19/2029	245,000	261,682

EQT Corp. 7.00% due 2/1/2030	1,059,000	1,138,150

Hilcorp Energy I LP/Hilcorp Finance Co. 6.00% due 2/1/2031(4)	252,000	242,744

Occidental Petroleum Corp. 6.625% due 9/1/2030	928,000	987,800

Ovintiv, Inc. 6.50% due 2/1/2038	458,000	473,696

PBF Holding Co. LLC/PBF Finance Corp. 6.00% due 2/15/2028	252,000	246,186

Permian Resources Operating LLC 8.00% due 4/15/2027(4)	359,000	371,138

Petroleos Mexicanos 6.70% due 2/16/2032	594,000	492,848

Rockcliff Energy II LLC 5.50% due 10/15/2029(4)	240,000	227,078

Transocean, Inc. 8.75% due 2/15/2030(4)	313,500	327,789

Valaris Ltd. 8.375% due 4/30/2030(4)	342,000	350,147

Vital Energy, Inc.
9.50% due 1/15/2025	75,000	75,098
10.125% due 1/15/2028	244,000	251,388

		11,064,154
Oil & Gas Services – 0.1%

USA Compression Partners LP/USA Compression Finance Corp. 6.875% due 9/1/2027	235,000	232,760

		232,760
Packaging & Containers – 0.3%

LABL, Inc. 9.50% due 11/1/2028(4)	226,000	229,939

Mauser Packaging Solutions Holding Co. 7.875% due 8/15/2026(4)	494,000	503,228

		733,167
Pharmaceuticals – 1.3%

Bayer U.S. Finance LLC 6.375% due 11/21/2030(4)	400,000	411,356

Cigna Group 2.40% due 3/15/2030	825,000	723,640

CVS Health Corp.
3.25% due 8/15/2029	1,500,000	1,398,300
5.05% due 3/25/2048	400,000	375,744

		2,909,040

December 31, 2023	Principal Amount	Value
Pipelines – 2.2%

Cheniere Energy Partners LP 3.25% due 1/31/2032	$344,000	$293,649

Columbia Pipeline Group, Inc. 4.50% due 6/1/2025	339,000	334,885

Eastern Gas Transmission & Storage, Inc. 3.00% due 11/15/2029	428,000	384,344

EIG Pearl Holdings SARL 3.545% due 8/31/2036(4)	706,000	614,481

Enbridge, Inc. 6.20% due 11/15/2030	249,000	266,796

EQM Midstream Partners LP 7.50% due 6/1/2030(4)	335,000	361,187

Galaxy Pipeline Assets Bidco Ltd. 3.25% due 9/30/2040(4)	766,000	600,529

Kinder Morgan Energy Partners LP 4.25% due 9/1/2024	643,000	636,293

NGPL PipeCo LLC 3.25% due 7/15/2031(4)	314,000	272,759

Sabine Pass Liquefaction LLC 5.625% due 3/1/2025	696,000	697,385

Venture Global LNG, Inc. 8.375% due 6/1/2031(4)	472,000	472,458

		4,934,766
Real Estate – 0.3%

Howard Hughes Corp. 5.375% due 8/1/2028(4)	260,000	250,531

Kennedy-Wilson, Inc. 4.75% due 2/1/2030	426,000	343,117

		593,648
Real Estate Investment Trusts – 1.6%

American Tower Corp.
2.40% due 3/15/2025	448,000	433,364
2.95% due 1/15/2025	235,000	229,276
3.80% due 8/15/2029	616,000	585,329
5.55% due 7/15/2033	299,000	310,063

Crown Castle, Inc.
2.10% due 4/1/2031	600,000	489,360
3.30% due 7/1/2030	769,000	690,862

EPR Properties 4.95% due 4/15/2028	414,000	394,020

VICI Properties LP/VICI Note Co., Inc. 5.625% due 5/1/2024(4)	474,000	472,967

		3,605,241
Retail – 0.4%

Bayer Corp. 6.65% due 2/15/2028(4)	343,000	359,924

Evergreen Acqco 1 LP/TVI, Inc. 9.75% due 4/26/2028(4)	220,000	234,152

Macy’s Retail Holdings LLC 5.875% due 4/1/2029(4)	235,000	226,298

		820,374

14	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2023	Principal Amount	Value
Semiconductors – 0.2%

Broadcom, Inc. 4.15% due 4/15/2032(4)	$427,000	$403,635

		403,635
Software – 1.1%

Cloud Software Group, Inc. 6.50% due 3/31/2029(4)	283,000	269,835

Intuit, Inc. 5.50% due 9/15/2053	200,000	218,980

Oracle Corp.
2.875% due 3/25/2031	915,000	811,193
6.25% due 11/9/2032	500,000	544,205

Workday, Inc. 3.80% due 4/1/2032	593,000	553,376

		2,397,589
Telecommunications – 2.0%

AT&T, Inc.
4.30% due 2/15/2030	461,000	451,674
5.40% due 2/15/2034	758,000	782,294

Frontier Communications Holdings LLC 5.00% due 5/1/2028(4)	575,000	531,156

Sprint Capital Corp.
6.875% due 11/15/2028	939,000	1,017,453
8.75% due 3/15/2032	212,000	261,928

T-Mobile USA, Inc.
3.50% due 4/15/2025	391,000	382,918
3.875% due 4/15/2030	750,000	711,578

Viasat, Inc. 5.625% due 9/15/2025(4)	256,000	250,304

		4,389,305
Trucking & Leasing – 0.2%

Fortress Transportation & Infrastructure Investors LLC 5.50% due 5/1/2028(4)	379,000	364,852

		364,852

Total Corporate Bonds & Notes (Cost $113,340,193)		112,563,858
Non–Agency Mortgage–Backed Securities – 8.2%

Angel Oak Mortgage Trust Series 2020-1, Class A1 2.466% due 12/25/2059(1)(2)(4)	29,500	27,605

BANK Series 2022-BNK44, Class A5 5.745% due 11/15/2055(1)(2)	220,000	234,102

Bank5 Series 2023-5YR4, Class A3 6.50% due 12/15/2056	460,000	487,133

BBCMS Mortgage Trust
Series 2019-BWAY, Class A 6.433% due 11/15/2034(1)(2)(4)	365,000	276,733
Series 2019-BWAY, Class B 6.787% due 11/15/2034(1)(2)(4)	160,000	112,736

BHMS Mortgage Trust Series 2018-ATLS, Class A 6.909% due 7/15/2035(1)(2)(4)	750,000	745,458

December 31, 2023	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

BMO Mortgage Trust
Series 2023-5C2, Class A3 7.055% due 11/15/2056(1)(2)	$510,000	$554,750
Series 2023-C5, Class A4 5.494% due 6/15/2056	460,000	474,631

BRAVO Residential Funding Trust Series 2021-NQM2, Class A1 0.97% due 3/25/2060(1)(2)(4)	606,106	565,852

BX Commercial Mortgage Trust Series 2021-XL2, Class A 6.165% due 10/15/2038(1)(2)(4)	179,062	175,806

CIM Trust Series 2021-J3, Class A1 2.50% due 6/25/2051(1)(2)(4)	878,137	719,667

Commercial Mortgage Trust
Series 2014-CR17, Class AM 4.174% due 5/10/2047	620,000	588,357
Series 2015-LC21, Class AM 4.043% due 7/10/2048(1)(2)	522,000	499,232

Connecticut Avenue Securities Trust
Series 2021-R01, Class 1M2 6.887% due 10/25/2041(1)(2)(4)	430,000	427,314
Series 2023-R02, Class 1M1 7.637% due 1/25/2043(1)(2)(4)	459,622	468,771
Series 2023-R07, Class 2M1 7.287% due 9/25/2043(1)(2)(4)	188,942	188,940

Deephaven Residential Mortgage Trust Series 2021-3, Class A1 1.194% due 8/25/2066(1)(2)(4)	155,392	131,794

EQUS Mortgage Trust Series 2021-EQAZ, Class A 6.231% due 10/15/2038(1)(2)(4)	237,995	232,914

Fannie Mae Connecticut Avenue Securities Series 2023-R01, Class 1M1 7.737% due 12/25/2042(1)(2)(4)	729,182	740,768

Flagstar Mortgage Trust
Series 2021-3INV, Class A2 2.50% due 6/25/2051(1)(2)(4)	600,155	491,850
Series 2021-7, Class A1 2.50% due 8/25/2051(1)(2)(4)	562,205	460,716

Freddie Mac STACR REMIC Trust
Series 2021-DNA3, Class M2 7.437% due 10/25/2033(1)(2)(4)	655,000	654,790
Series 2021-DNA7, Class M2 7.137% due 11/25/2041(1)(2)(4)	540,000	529,213
Series 2022-HQA3, Class M1A 7.637% due 8/25/2042(1)(2)(4)	205,950	209,124

Freddie Mac Structured Agency Credit Risk Debt Notes Series 2023-DNA2, Class M1A 7.437% due 4/25/2043(1)(2)(4)	532,049	532,044

GCAT Trust Series 2023-NQM1, Class A1 4.25% due 10/25/2057(1)(2)(4)	969,742	883,924

GS Mortgage Securities Corp. Trust Series 2021-ROSS, Class G 10.127% due 5/15/2026(1)(2)(4)	660,000	326,633

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2023	Principal Amount		Value
Non–Agency Mortgage–Backed Securities (continued)

GS Mortgage-Backed Securities Trust
Series 2021-PJ2, Class A2 2.50% due 7/25/2051(1)(2)(4)		$465,741	$381,023
Series 2021-PJ8, Class A2 2.50% due 1/25/2052(1)(2)(4)		631,330	517,381
Series 2022-PJ6, Class A4 3.00% due 1/25/2053(1)(2)(4)		559,088	475,994
Series 2023-PJ1, Class A4 3.50% due 2/25/2053(1)(2)(4)		501,994	442,935

JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-MINN, Class A 6.679% due 11/15/2035(1)(2)(4)		339,000	323,632
Series 2020-MKST, Class E 8.227% due 12/15/2036(1)(2)(4)		570,000	83,552

JP Morgan Mortgage Trust
Series 2021-13, Class A3 2.50% due 4/25/2052(1)(2)(4)		489,993	401,210
Series 2021-15, Class A2 3.00% due 6/25/2052(1)(2)(4)		810,829	691,291
Series 2021-INV8, Class A2 3.00% due 5/25/2052(1)(2)(4)		459,028	391,127
Series 2022-3, Class A2 3.00% due 8/25/2052(1)(2)(4)		617,220	526,687
Series 2022-4, Class A3 3.00% due 10/25/2052(1)(2)(4)		360,293	306,873

PFP Ltd. Series 2023-10, Class A 7.723% due 9/16/2038(1)(2)(4)		400,000	399,453

Ready Capital Mortgage Financing LLC Series 2022-FL8, Class A 6.987% due 1/25/2037(1)(2)(4)		891,647	882,470

Starwood Mortgage Residential Trust Series 2020-3, Class A1 1.486% due 4/25/2065(1)(2)(4)		164,122	151,937

Verus Securitization Trust
Series 2020-1, Class A1 2.417% due 1/25/2060(1)(2)(4)		55,220	51,883
Series 2020-5, Class A1 1.218% due 5/25/2065(1)(2)(4)		217,415	201,708

Vista Point Securitization Trust Series 2020-2, Class A1 1.475% due 4/25/2065(1)(2)(4)		108,833	99,094

Wells Fargo Mortgage-Backed Securities Trust Series 2021-INV2, Class A2 2.50% due 9/25/2051(1)(2)(4)		409,179	335,619

Total Non–Agency Mortgage–Backed Securities (Cost $19,545,037)			18,404,726
Foreign Government – 1.4%

Bahrain Government International Bonds 6.75% due 9/20/2029(4)	USD	240,000	244,106

December 31, 2023	Principal Amount		Value
Foreign Government (continued)

CDP Financial, Inc. 4.25% due 7/25/2028(4)	USD	1,337,000	$1,336,372

Costa Rica Government International Bonds 6.55% due 4/3/2034(4)	USD	310,000	321,349

Mexico Government International Bonds 4.875% due 5/19/2033	USD	470,000	453,146

Republic of South Africa Government International Bonds 5.875% due 4/20/2032	USD	275,000	260,563

Senegal Government International Bonds 6.25% due 5/23/2033(4)	USD	290,000	258,915

Turkiye Government International Bonds 4.25% due 4/14/2026	USD	270,000	258,962

Total Foreign Government (Cost $3,087,700)			3,133,413
U.S. Government Securities – 9.2%

U.S. Treasury Bonds
1.125% due 8/15/2040		$3,417,000	2,189,015
4.375% due 8/15/2043		3,998,600	4,096,691
4.75% due 11/15/2043		3,441,100	3,703,484

U.S. Treasury Notes
4.00% due 12/15/2025		3,901,000	3,880,885
4.375% due 8/15/2026		4,367,600	4,398,310
4.50% due 11/15/2033		2,263,000	2,380,747

Total U.S. Government Securities (Cost $19,896,308)			20,649,132
Repurchase Agreements – 2.0%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $4,377,642, due 1/2/2024(5)		4,376,864	4,376,864

Total Repurchase Agreements (Cost $4,376,864)			4,376,864

Total Investments – 112.5% (Cost $255,147,950)			252,719,139

Liabilities in excess of other assets – (12.5)%			(28,074,116)

Total Net Assets – 100.0%			$224,645,023

(1)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2023.
(3)	TBA — To be announced.
(4)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2023, the aggregate market value of these securities amounted to $95,985,270, representing 42.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

16	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$4,826,100	$4,464,405

Open futures contracts at December 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2024	42	Long	$8,559,957	$8,648,391	$88,434
U.S. 10-Year Treasury Note	March 2024	109	Long	11,900,719	12,305,078	404,359
U.S. Long Bond	March 2024	37	Long	4,269,798	4,622,688	352,890
U.S. Ultra Bond	March 2024	130	Long	15,887,756	17,367,188	1,479,432
Total				$40,618,230	$42,943,345	$2,325,115

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2024	50	Short	$(5,335,803)	$(5,438,672)	$(102,869)
U.S. Ultra 10-Year Treasury Note	March 2024	118	Short	(13,204,543)	(13,925,844)	(721,301)
Total				$(18,540,346)	$(19,364,516)	$(824,170)

Legend:

CLO — Collateralized Loan Obligation

CMT — Constant Maturity Treasury

REMIC — Real Estate Mortgage Investment Conduit

SOFR — Secured Overnight Financing Rate

STACR — Structured Agency Credit Risk

USD — United States Dollar

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$57,767,503	$—	$57,767,503
Asset–Backed Securities	—	35,823,643	—	35,823,643
Corporate Bonds & Notes	—	112,563,858	—	112,563,858
Non–Agency Mortgage–Backed Securities	—	18,404,726	—	18,404,726
Foreign Government	—	3,133,413	—	3,133,413
U.S. Government Securities	—	20,649,132	—	20,649,132
Repurchase Agreements	—	4,376,864	—	4,376,864
Total	$—	$252,719,139	$—	$252,719,139
Other Financial Instruments
Futures Contracts
Assets	$2,325,115	$—	$—	$2,325,115
Liabilities	(824,170)	—	—	(824,170)
Total	$1,500,945	$—	$—	$1,500,945

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$252,719,139

Receivable for investments sold	36,251,268

Interest receivable	2,161,620

Cash deposits with brokers for futures contracts	991,682

Reimbursement receivable from adviser	13,730

Prepaid expenses	8,264

Total Assets	292,145,703

Liabilities

Payable for investments purchased	66,893,487

Payable for fund shares redeemed	331,152

Investment advisory fees payable	86,137

Payable for variation margin on futures contracts	61,847

Distribution fees payable	47,854

Accrued audit fees	26,429

Accrued custodian and accounting fees	23,499

Accrued trustees’ and officers’ fees	1,964

Accrued expenses and other liabilities	28,311

Total Liabilities	67,500,680

Total Net Assets	$224,645,023

Net Assets Consist of:

Paid-in capital	$205,766,235

Distributable earnings	18,878,788

Total Net Assets	$224,645,023

Investments, at Cost	$255,147,950

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	21,388,634

Net Asset Value Per Share	$10.50

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Interest	$11,680,646

Total Investment Income	11,680,646

Expenses

Investment advisory fees	1,087,217

Distribution fees	604,009

Custodian and accounting fees	98,653

Professional fees	89,909

Trustees’ and officers’ fees	59,405

Administrative fees	48,405

Shareholder reports	18,732

Transfer agent fees	14,300

Other expenses	13,882

Total Expenses	2,034,512

Less: Fees waived	(77,520)

Total Expenses, Net	1,956,992

Net Investment Income/(Loss)	9,723,654

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(9,825,758)

Net realized gain/(loss) from futures contracts	(2,577,785)

Net change in unrealized appreciation/(depreciation) on investments	13,318,674

Net change in unrealized appreciation/(depreciation) on futures contracts	2,080,983

Net Gain on Investments and Derivative Contracts	2,996,114

Net Increase in Net Assets Resulting From Operations	$12,719,768

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$9,723,654	$7,032,281

Net realized gain/(loss) from investments and derivative contracts	(12,403,543)	(35,072,103)

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	15,399,657	(18,037,992)

Net Increase/(Decrease) in Net Assets Resulting from Operations	12,719,768	(46,077,814)

Capital Share Transactions

Proceeds from sales of shares	21,664,266	4,039,995

Cost of shares redeemed	(62,872,005)	(50,161,423)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(41,207,739)	(46,121,428)

Net Decrease in Net Assets	(28,487,971)	(92,199,242)

Net Assets

Beginning of year	253,132,994	345,332,236

End of year	$224,645,023	$253,132,994

Other Information:

Shares

Sold	2,138,054	407,441

Redeemed	(6,235,297)	(4,754,295)

Net Decrease	(4,097,243)	(4,346,854)

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$9.93	$0.41	$0.16	$0.57	$10.50	5.74%

Year Ended 12/31/22	11.58	0.26	(1.91)	(1.65)	9.93	(14.25)%

Year Ended 12/31/21	11.58	0.16	(0.16)	0.00	11.58	0.00%

Year Ended 12/31/20	10.78	0.24	0.56	0.80	11.58	7.42%

Year Ended 12/31/19	9.95	0.26	0.57	0.83	10.78	8.34%

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$224,645	0.81%	0.84%	4.02%	3.99%	137%

253,133	0.81%	0.81%	2.46%	2.46%	198%

345,332	0.80%	0.80%	1.42%	1.42%	181%

341,827	0.80%	0.83%	2.12%	2.09%	183%

350,049	0.79%	0.84%	2.53%	2.48%	211%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Core Plus Fixed Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks income and capital appreciation to produce a high total return.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Exchange-traded financial futures contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments for hedging and non-hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund.

The Fund may also enter into cleared swaps with a central clearinghouse. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty serving as the clearinghouse, and performance of the transaction is effectively guaranteed against default by such counterparty, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction.

The Fund may not achieve the anticipated benefits of swap contracts and may realize a loss. There were no credit default swaps held as of December 31, 2023.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2023.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.81% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $77,520.

Park Avenue has entered into a Sub-Advisory Agreement with Lord, Abbett & Co. LLC (“Lord Abbett”). Lord Abbett is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $604,009 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2023, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$159,724,587	$158,614,407
Sales	172,375,524	162,060,818

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2023, the Fund did not hold any restricted, other than 144A restricted securities or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as “prepayment risk”) or later (known as “extension risk”) than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. Derivative Instruments Investments in derivatives (including short exposures through derivatives) pose risks in addition to, and potentially greater than, those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk, and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund. The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2023 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. With respect to exchange traded futures, the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures contracts against default.

Under certain market conditions, the Fund may use credit default swaps for hedging and non-hedging purposes. The Fund may also invest in derivatives to seek to manage portfolio duration, as a substitute for holding, or to adjust exposure to, the underlying asset on which the derivative is based, or for cash management or portfolio management purposes. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,”i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index.

Cleared swaps are transacted through futures commission merchants (“FCM“s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2023, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts
Asset Derivatives
Futures Contracts[1]	$2,325,115
Liability Derivatives
Futures Contracts[1]	$(824,170)
[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2023 were as follows:

Interest Rate Contracts
Net Realized Gain/(Loss)
Futures Contracts[1]	$(2,577,785)
Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[2]	$2,080,983
Average Number of Notional Amounts
Futures Contracts[3]	673
[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

j. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Core Plus Fixed Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Core Plus Fixed Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

35

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8167

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Diversified Research VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Diversified Research VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

FUND COMMENTARY OF

PUTNAM INVESTMENT MANAGEMENT, LLC, SUB-ADVISER1

(UNAUDITED)

Highlights

•	Guardian Diversified Research VIP Fund (the “Fund”) returned 28.96% for the 12 months ended December 31, 2023, outperforming its benchmark, the Standard & Poor’s 500® Index[2] (the “Index”). The Fund’s outperformance relative to the Index was attributable to strong security selection. Sector allocation was modestly negative. An underweight to the information technology sector (approximately -2.40%) relative to the Index detracted most from the Fund’s performance.

•	The Index returned 26.29% for the period. The top performing sector within the Index was information technology, followed by the communication services and consumer discretionary sectors. Only the energy and utilities sectors posted negative returns for the period.

Market Overview

Although persistent inflation and concerns about a potential recession weighed on investor sentiment during the year, U.S. equities posted solid gains for the period. All three major U.S. indexes advanced, recording double-digit gains for 2023.

Throughout the period, investors closely monitored inflation data, economic growth, and central bank policy. Geopolitical concerns about the ongoing Russia-Ukraine war, contributed to a risk-averse investing environment. By the fourth quarter of 2023, the growing conflict between Israel and the militant group Hamas in the Gaza Strip added to investors’ worries about the impact of war around the world.

Market volatility dominated in the first half of the year. The first signs of easing inflation helped lift sentiment and stocks. Although the U.S. Federal Reserve (the “Fed”) continued to raise rates early in the year, the bank paused and decelerated the pace of rate increases during the period. An ongoing debate on Capitol Hill about raising the debt ceiling also fueled market jitters. A bipartisan agreement to lift the debt ceiling for two years was reached just prior to the deadline, avoiding a national default.

In the second half of the year, data showed inflation continued to ease, but consumer prices remained above the central bank’s target. The Fed took a pause on tightening at its June meeting, raised rates in July, and held them steady at meetings in September through December. Dovish comments by policymakers fueled a rally in equities. In addition, following the December meeting, the Fed’s outlook suggested policymakers anticipated three interest rate cuts in 2024.

Portfolio Review

The Fund’s outperformance relative to the Index was predominately driven by security selection. Positions within the information technology, consumer discretionary, utilities, communication services, health care and financials sectors proved most favorable. Weakness within the industrials sector detracted modestly. The Fund’s underweight to information technology, the best performing sector in the Index, had a negative impact on relative results as did the Fund’s slight overweight to the underperforming energy sector.

Outlook

U.S. equities recorded a strong finish to the year, powered by mega-cap growth stocks. Continued strong earnings growth from these businesses, combined with an easing interest-rate regime, could help the Index reach its 5,000-point target in 2024. Along with these positive trends, however, we believe there is some uncertainty. Lingering concerns about inflation, the labor market, or recession could stifle earnings growth.

In terms of valuation, rising interest rates put a lid on price/earnings multiples over the past year as bonds became more competitive with stocks. However, the recent retreat in the 10-year U.S. Treasury yield could support growth multiples going forward. Much of the past year’s market strength was concentrated in a narrow cohort of stocks. But these companies — high-quality businesses with above-average organic growth rates, high returns, strong cash flow, and resilient balance sheets — are deserving of higher price/earnings multiples.

With respect to the Fund’s portfolio, regardless of the direction of the market, we believe our selection of a broad and diverse mix of companies may offer positive return potential over time.

[1]

Effective January 1, 2024, Franklin Resources, Inc. acquired Putnam U.S. Holdings I, LLC, the parent company of Putnam Investment Management, LLC (“Putnam”). At a Special Shareholder Meeting of the Fund held on October 31, 2023, shareholders approved a new sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam so that Putnam could continue to serve as the Fund’s sub-adviser without interruption following the acquisition. Please see the information under the heading “Shareholder Meeting Results.”

[2]

The Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $137,748,316

Sector Allocation[1] As of December 31, 2023

Top Ten Holdings[2] As of December 31, 2023

Holding	% of Total Net Assets
Microsoft Corp.	7.9%
Apple, Inc.	4.6%
Alphabet, Inc., Class A	4.1%
Amazon.com, Inc.	3.9%
NVIDIA Corp.	3.0%
Meta Platforms, Inc., Class A	2.2%
Oracle Corp.	2.2%
Broadcom, Inc.	2.2%
Advanced Micro Devices, Inc.	2.1%
UnitedHealth Group, Inc.	1.8%
Total	34.0%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Diversified Research VIP Fund	9/1/2016	28.96%	16.19%	—	13.35%
Standard & Poor’s 500® Index		26.29%	15.69%	—	13.36%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Diversified Research VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,093.80	$5.07	0.96%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 98.3%

Aerospace & Defense – 1.2%

Boeing Co.(1)	817	$212,959

Howmet Aerospace, Inc.	6,537	353,782

Northrop Grumman Corp.	1,629	762,600

RTX Corp.	4,640	390,410

		1,719,751
Air Freight & Logistics – 0.8%

FedEx Corp.	4,403	1,113,827

		1,113,827
Automobiles – 1.6%

General Motors Co.	4,974	178,666

Tesla, Inc.(1)	7,914	1,966,471

		2,145,137
Banks – 2.2%

Bank of America Corp.	32,868	1,106,666

Citigroup, Inc.	36,566	1,880,955

		2,987,621
Beverages – 2.2%

Coca-Cola Co.	21,360	1,258,745

PepsiCo, Inc.	10,683	1,814,401

		3,073,146
Biotechnology – 2.2%

AbbVie, Inc.	11,367	1,761,544

Ascendis Pharma AS, ADR(1)	4,012	505,311

Biogen, Inc.(1)	1,326	343,129

Regeneron Pharmaceuticals, Inc.(1)	457	401,379

		3,011,363
Broadline Retail – 3.9%

Amazon.com, Inc.(1)	35,551	5,401,619

		5,401,619
Building Products – 0.6%

Johnson Controls International PLC	14,666	845,348

		845,348
Capital Markets – 3.8%

Charles Schwab Corp.	21,104	1,451,955

Goldman Sachs Group, Inc.	4,545	1,753,325

KKR & Co., Inc.	10,138	839,933

Quilter PLC (United Kingdom)(2)	247,865	324,856

S&P Global, Inc.	1,846	813,200

		5,183,269
Chemicals – 1.9%

Corteva, Inc.	8,864	424,763

DuPont de Nemours, Inc.	6,383	491,044

Eastman Chemical Co.	3,834	344,370

Linde PLC	645	264,908

PPG Industries, Inc.	2,828	422,927

Sherwin-Williams Co.	2,274	709,261

		2,657,273

December 31, 2023	Shares	Value
Construction Materials – 0.4%

CRH PLC	7,275	$503,139

		503,139
Consumer Finance – 0.3%

Capital One Financial Corp.	3,724	488,291

		488,291
Consumer Staples Distribution & Retail – 2.1%

BJ’s Wholesale Club Holdings, Inc.(1)	2,011	134,053

Costco Wholesale Corp.	1,366	901,669

Target Corp.	3,693	525,957

Walmart, Inc.	8,236	1,298,406

		2,860,085
Containers & Packaging – 0.7%

Avery Dennison Corp.	1,601	323,658

Ball Corp.	6,818	392,171

Berry Global Group, Inc.	3,723	250,893

		966,722
Electric Utilities – 2.2%

Exelon Corp.	14,455	518,934

NextEra Energy, Inc.	10,798	655,871

NRG Energy, Inc.	27,708	1,432,504

PG&E Corp.	25,273	455,672

		3,062,981
Electronic Equipment, Instruments & Components – 0.5%

Vontier Corp.	18,730	647,121

		647,121
Energy Equipment & Services – 0.2%

Diamond Offshore Drilling, Inc.(1)	22,132	287,716

		287,716
Entertainment – 0.8%

Netflix, Inc.(1)	1,393	678,224

Walt Disney Co.	5,504	496,956

		1,175,180
Financial Services – 3.5%

Apollo Global Management, Inc.	12,944	1,206,251

Mastercard, Inc., Class A	5,564	2,373,102

Visa, Inc., Class A	4,792	1,247,597

		4,826,950
Food Products – 0.3%

General Mills, Inc.	5,432	353,840

		353,840
Ground Transportation – 1.3%

Canadian Pacific Kansas City Ltd.	6,651	525,828

Hertz Global Holdings, Inc.(1)	30,905	321,103

Union Pacific Corp.	3,617	888,408

		1,735,339
Health Care Equipment & Supplies – 2.3%

Abbott Laboratories	4,061	446,994

Boston Scientific Corp.(1)	13,703	792,171

Dexcom, Inc.(1)	4,095	508,149

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2023	Shares	Value
Health Care Equipment & Supplies (continued)

IDEXX Laboratories, Inc.(1)	140	$77,707

Intuitive Surgical, Inc.(1)	2,090	705,082

Medtronic PLC	2,351	193,675

Stryker Corp.	1,383	414,153

		3,137,931
Health Care Providers & Services – 3.7%

Cigna Group	951	284,777

Elevance Health, Inc.	405	190,982

Humana, Inc.	2,059	942,631

McKesson Corp.	2,414	1,117,633

UnitedHealth Group, Inc.	4,770	2,511,262

		5,047,285
Hotels, Restaurants & Leisure – 1.8%

Booking Holdings, Inc.(1)	319	1,131,563

Chipotle Mexican Grill, Inc.(1)	322	736,401

Hilton Worldwide Holdings, Inc.	3,751	683,020

		2,550,984
Household Durables – 1.1%

PulteGroup, Inc.	14,260	1,471,917

		1,471,917
Household Products – 1.5%

Procter & Gamble Co.	14,085	2,064,016

		2,064,016
Industrial Conglomerates – 0.8%

General Electric Co.	2,201	280,913

Honeywell International, Inc.	3,666	768,797

		1,049,710
Insurance – 2.9%

AIA Group Ltd. (Hong Kong)	100,800	875,489

Assured Guaranty Ltd.	20,963	1,568,661

AXA SA (France)	27,594	900,747

Prudential PLC (United Kingdom)	64,104	721,628

		4,066,525
Interactive Media & Services – 6.3%

Alphabet, Inc., Class A(1)	40,126	5,605,201

Meta Platforms, Inc., Class A(1)	8,808	3,117,680

		8,722,881
Life Sciences Tools & Services – 1.6%

Bio-Rad Laboratories, Inc., Class A(1)	863	278,654

Danaher Corp.	3,015	697,490

ICON PLC(1)	304	86,054

Mettler-Toledo International, Inc.(1)	144	174,666

Thermo Fisher Scientific, Inc.	1,718	911,897

		2,148,761
Machinery – 1.7%

Fortive Corp.	8,472	623,793

Ingersoll Rand, Inc.	7,787	602,247

Otis Worldwide Corp.	12,612	1,128,396

		2,354,436

December 31, 2023	Shares	Value
Media – 0.7%

Charter Communications, Inc., Class A(1)	2,651	$1,030,391

		1,030,391
Metals & Mining – 0.7%

Agnico Eagle Mines Ltd. (Canada)	8,520	467,136

Anglo American PLC (United Kingdom)	5,525	138,640

Glencore PLC (Australia)	54,884	329,262

		935,038
Multi-Utilities – 0.4%

Ameren Corp.	4,255	307,807

Dominion Energy, Inc.	4,429	208,163

		515,970
Office REITs – 0.3%

Vornado Realty Trust	13,927	393,438

		393,438
Oil, Gas & Consumable Fuels – 3.8%

BP PLC (United Kingdom)	69,442	410,369

Cenovus Energy, Inc. (Canada)	46,115	768,438

ConocoPhillips	7,519	872,730

Exxon Mobil Corp.	24,695	2,469,006

Shell PLC (United Kingdom)	22,147	719,538

		5,240,081
Passenger Airlines – 0.3%

Southwest Airlines Co.	12,343	356,466

		356,466
Personal Care Products – 0.3%

Kenvue, Inc.	17,835	383,988

		383,988
Pharmaceuticals – 3.3%

4Front Ventures Corp.(1)	528,641	52,494

Eli Lilly & Co.	2,513	1,464,878

Innoviva, Inc.(1)	41,366	663,510

Johnson & Johnson	5,647	885,111

Merck & Co., Inc.	10,883	1,186,465

Zoetis, Inc.	1,295	255,594

		4,508,052
Semiconductors & Semiconductor Equipment – 8.5%

Advanced Micro Devices, Inc.(1)	19,346	2,851,794

Broadcom, Inc.	2,697	3,010,526

NVIDIA Corp.	8,296	4,108,345

QUALCOMM, Inc.	11,654	1,685,518

		11,656,183
Software – 12.7%

Adobe, Inc.(1)	2,284	1,362,634

Microsoft Corp.	28,887	10,862,668

Oracle Corp.	29,473	3,107,338

Salesforce, Inc.(1)	8,383	2,205,903

		17,538,543

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2023	Shares	Value
Specialized REITs – 0.8%

American Tower Corp.	773	$166,875

Gaming & Leisure Properties, Inc.	18,559	915,887

		1,082,762
Specialty Retail – 2.3%

CarMax, Inc.(1)	4,251	326,222

Home Depot, Inc.	6,496	2,251,189

O’Reilly Automotive, Inc.(1)	291	276,473

TJX Cos., Inc.	2,963	277,959

Warby Parker, Inc., Class A(1)	3,401	47,954

		3,179,797
Technology Hardware, Storage & Peripherals – 5.7%

Apple, Inc.	32,786	6,312,289

Seagate Technology Holdings PLC	18,112	1,546,221

		7,858,510
Textiles, Apparel & Luxury Goods – 0.6%

Levi Strauss & Co., Class A	7,582	125,406

Lululemon Athletica, Inc.(1)	539	275,586

NIKE, Inc., Class B	4,216	457,731

		858,723
Trading Companies & Distributors – 0.7%

United Rentals, Inc.	1,651	946,716

		946,716
Wireless Telecommunication Services – 0.8%

T-Mobile U.S., Inc.	7,297	1,169,928

		1,169,928

Total Common Stocks (Cost $88,345,684)		135,314,750

December 31, 2023	Shares	Value
Exchange–Traded Funds – 0.9%

SPDR S&P 500 ETF Trust	2,601	$1,236,281

Total Exchange–Traded Funds (Cost $1,184,822)		1,236,281

	Principal Amount	Value
Repurchase Agreements – 0.6%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $858,821, due 1/2/2024(3)	$858,668	858,668

Total Repurchase Agreements (Cost $858,668)		858,668

Total Investments – 99.8% (Cost $90,389,174)		137,409,699

Assets in excess of other liabilities – 0.2%		338,617

Total Net Assets – 100.0%		$137,748,316

(1)	Non–income–producing security.
(2)

Security that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2023, the aggregate market value of the security amounted to $324,856, representing 0.2% of net assets. This security has been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$946,900	$875,934

Legend:

ADR — American Depositary Receipt

REITs — Real Estate Investment Trusts

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$130,894,221	$4,420,529	*	$—	$135,314,750
Exchange–Traded Funds	1,236,281	—		—	1,236,281
Repurchase Agreements	—	858,668		—	858,668
Total	$132,130,502	$5,279,197		$—	$137,409,699

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$137,409,699

Receivable for investments sold	553,427

Dividends/interest receivable	112,688

Foreign tax reclaims receivable	16,255

Reimbursement receivable from adviser	543

Prepaid expenses	4,981

Total Assets	138,097,593

Liabilities

Payable for fund shares redeemed	196,721

Investment advisory fees payable	69,843

Distribution fees payable	29,101

Accrued audit fees	21,564

Accrued custodian and accounting fees	11,205

Accrued trustees’ and officers’ fees	1,010

Accrued expenses and other liabilities	19,833

Total Liabilities	349,277

Total Net Assets	$137,748,316

Net Assets Consist of:

Paid-in capital	$11,516,916

Distributable earnings	126,231,400

Total Net Assets	$137,748,316

Investments, at Cost	$90,389,174

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	5,494,237

Net Asset Value Per Share	$25.07

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$2,082,854

Interest	18,585

Withholding taxes on foreign dividends	(13,362)

Total Investment Income	2,088,077

Expenses

Investment advisory fees	852,384

Distribution fees	355,160

Professional fees	61,343

Custodian and accounting fees	43,698

Trustees’ and officers’ fees	34,522

Administrative fees	33,502

Transfer agent fees	14,772

Shareholder reports	11,374

Other expenses	8,089

Total Expenses	1,414,844

Less: Fees waived	(51,030)

Total Expenses, Net	1,363,814

Net Investment Income/(Loss)	724,263

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	10,327,975

Net realized gain/(loss) from foreign currency transactions	854

Net change in unrealized appreciation/(depreciation) on investments	24,980,849

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	735

Net Gain on Investments and Foreign Currency Transactions	35,310,413

Net Increase in Net Assets Resulting From Operations	$36,034,676

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$724,263	$835,776

Net realized gain/(loss) from investments and foreign currency transactions	10,328,829	7,406,487

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	24,981,584	(41,223,699)

Net Increase/(Decrease) in Net Assets Resulting from Operations	36,034,676	(32,981,436)

Capital Share Transactions

Proceeds from sales of shares	827,524	7,356,435

Cost of shares redeemed	(40,156,270)	(25,374,417)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(39,328,746)	(18,017,982)

Net Decrease in Net Assets	(3,294,070)	(50,999,418)

Net Assets

Beginning of year	141,042,386	192,041,804

End of year	$137,748,316	$141,042,386

Other Information:

Shares

Sold	39,772	359,038

Redeemed	(1,799,566)	(1,232,800)

Net Decrease	(1,759,794)	(873,762)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$19.44	$0.11	$5.52	$5.63	$25.07	28.96%

Year Ended 12/31/22	23.63	0.11	(4.30)	(4.19)	19.44	(17.73)%

Year Ended 12/31/21	19.05	0.08	4.50	4.58	23.63	24.04%

Year Ended 12/31/20	15.85	0.08	3.12	3.20	19.05	20.19%

Year Ended 12/31/19	11.84	0.11	3.90	4.01	15.85	33.87%

10

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$137,748	0.96%	1.00%	0.51%	0.47%	39%

141,042	0.96%	0.99%	0.53%	0.50%	45%

192,042	0.95%	0.95%	0.36%	0.36%	44%

193,384	1.01%	1.02%	0.52%	0.51%	76%

196,050	1.01%	1.03%	0.77%	0.75%	88%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Diversified Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.60% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.96% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $51,030.

Park Avenue has entered into a Sub-Advisory Agreement with Putnam Investment Management LLC (“Putnam”). Effective January 1, 2024, Franklin Resources, Inc. acquired Putnam U.S. Holdings I, LLC, the parent company of Putnam. Putnam is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $355,160 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $54,850,163 and $93,420,454, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include,

but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2023, the Fund did not hold any restricted, other than 144A restricted securities or illiquid securities.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

f. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Diversified Research VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Diversified Research VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Sub-advisory Agreement

Pursuant to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), a sub-advisory agreement for the Fund must be approved by: (i) a vote of a majority of the shareholders of the Fund; and (ii) a vote of a majority of the members of the fund’s board of trustees who are not parties to the agreement or “interested persons” of any party, as defined in the 1940 Act (the “Independent Trustees”), cast at a meeting called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023 (the “Meeting”), the Board, including a majority of the Independent Trustees, considered and unanimously approved the proposed sub-advisory agreement between Park Avenue Institutional Advisers LLC (“PAIA”) and Putnam Investment Management, LLC (“Putnam”) with respect to Guardian Diversified Research VIP Fund (the “Fund”) through April 30, 2025 (the “Proposed Sub-Advisory Agreement”).

In connection with its approval, the Board considered materials provided in advance of the September 2023 Meeting that detailed, among other things, the terms of an investment sub-advisory agreement between PAIA and Putnam (the “Current Sub-Advisory Agreement”), the sale of Putnam Holdings to Franklin Resources, Inc. (the “Transaction”), the post-Transaction ownership structure of Putnam, and the continuity of services expected to be provided by Putnam after the Transaction. The Board also considered the terms of the Proposed Sub-Advisory Agreement, noting that the terms were the same as those of the Current Sub-Advisory Agreement. The Board further noted that the Proposed Sub-Advisory Agreement would go into effect upon the closing of the Transaction. The Board also determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the most recent renewal of the Current Sub-Advisory Agreement for Putnam, which occurred at a Board meeting held on March 29-30, 2023 (the “March 2023 Meeting”), as part of its considerations to approve the Proposed Sub-Advisory Agreement and Interim Sub-Advisory Agreement. The Current Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement are collectively referred to as the “Agreements.”

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s renewal of the Current Sub-Advisory

Agreement at the March 2023 Meeting, and the conclusions made by the Board when determining to renew the Current Sub-Advisory Agreement for an additional one-year term.

In connection with the annual review process and in advance of the March 2023 Meeting, the Manager and Putnam provided information to the Board in response to requests for information by the Independent Trustees to facilitate the Board’s evaluation of the Current Sub-Advisory Agreement. Individual Trustees may have given different weight to different factors and information with respect to the Current Sub-Advisory Agreement, and the Board did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Current Sub-Advisory Agreement. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Current Sub-Advisory Agreement rather than to be all-inclusive. These broad factors included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by Putnam; (ii) the investment performance of the Fund; (iii) the fees charged by Putnam; (iv) the extent to which economies of scale exist for the Fund, and the extent to which the benefit from economies of scale are shared with the Fund; and (v) any other benefits derived by Putnam from its relationship with the Fund. At the March 2023 Meeting, representatives of the Manager made presentations and responded to questions regarding services, fees, and other aspects of the Fund’s advisory relationships with the Manager and Putnam.

In addition to the March 2023 Meeting, the Board met periodically over the course of the year since the prior annual renewal of the Current Sub-Advisory Agreement in 2022. At these meetings, representatives of the Manager furnished reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by the Manager and Putnam, and compliance and operations matters related to the Trust, the Fund, the Manager, and Putnam.

At the March 2023 Meeting and the September 2023 Meeting, the Board received advice from Fund counsel, and the Independent Trustees received additional advice from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of the approval of the Agreements. The Independent Trustees met in executive session, outside the presence of the interested Trustees, Trust officers, and representatives of the Manager and Putnam, to discuss the Agreements and the services provided by Putnam.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

In considering the approval of the Agreements, the Board considered various factors, as discussed in further detail below.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of the services to be provided to the Fund by Putnam, including its responsibilities for management of the Fund. In this regard, the Board considered Putnam’s role in the day-to-day management of the Fund’s portfolio. The Trustees also considered, among other things, the terms of the Agreements and the range of investment advisory services provided by Putnam under the oversight of the Manager. The Board also considered the Manager’s oversight of Putnam, which includes continuous analysis of, and regular discussions with Putnam about, the investment strategies and performance of the Fund, and periodic meetings with Putnam.

The Board also noted Putnam’s operations, including resources devoted to support such operations. The Board considered Putnam’s ability to attract and retain qualified investment professionals and the experience and skills of management and investment personnel of Putnam. The Board also noted the compliance program and compliance record of Putnam.

The Board considered that the Transaction is not expected to result in any material changes in the services that Putnam provides to the Fund or any changes in the personnel providing portfolio management services to the Fund. The Board noted that Franklin Templeton currently intends for the equity investment professionals at Putnam to continue to operate largely independently and anticipates that Putnam’s reporting structure will change, with the team’s leadership reporting directly to the Head of Public Markets at Franklin Templeton. The Board noted that Putnam anticipates being able to draw upon the combined resources of Putnam and Franklin Resources, Inc.

Based upon these considerations, as well as those discussed below, the Board concluded, within the context of its full deliberations, that Putnam is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Agreements.

Investment Performance

In connection with each of its regular quarterly meetings, the Board receives information on the performance of the Fund, including net performance,

relative performance rankings within the Fund’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, members of the Manager’s senior investment team reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Fund. The Board considered investment performance for the Fund over the one-year, three-year and since inception periods.

The Board also received and reviewed a report prepared by Broadridge Financial Solutions (“Broadridge”), an independent provider of mutual fund industry data. The Board reviewed the investment performance of the Fund on an absolute basis and in comparison to an appropriate benchmark index and the Fund’s peer group as independently selected by Broadridge.

At the March 2023 Meeting, the Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year and 3-year periods and in the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was higher than the benchmark index for the 1-year period. The Board noted that the Fund’s performance was lower than the benchmark index for the 3-year and 5-year periods.

The Manager discussed with the Board factors contributing to the Fund’ performance results. The Board concluded that any steps being taken by the Manager and Putnam to address any performance issues were satisfactory.

Costs and Profitability

At the March 2023 Meeting, the Board considered the management fees paid by the Fund to the Manager under a management agreement and evaluated the reasonableness of these fees. The Board received and reviewed comparative information with respect to the management fees and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Broadridge. The Board also received and reviewed comparative information relating to the Fund’s operating expense ratios and the operating expense ratios of the Fund’s peer group. The Board considered the Manager’s commitment to limit the Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the management fees and operating expenses of the Fund and those of its identified peer fund are imprecise, given different terms of agreements and variations in fund

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

strategies, the Board found that the comparative information supported their consideration and approval of the Fund’s management fee and evaluation of its operating expenses. The Board noted that the contractual management fee and actual management fee were in the 1st quintile of the expense group and that actual total expenses were in the 3rd quintile.

The Board considered the sub-advisory fees paid under the Current Sub-Advisory Agreement and evaluated the reasonableness of those fees. The Board also considered that the fees paid to Putnam would be paid by the Manager and not the Fund and that the Manager had negotiated the fees with Putnam at arm’s-length. The Board noted that the sub-advisory fees to be paid under the Proposed Sub-Advisory Agreement would remain the same as the fees payable under the Current Sub-Advisory Agreement.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Board concluded that the sub-advisory fees were reasonable in light of the nature, extent and quality of services rendered to the Fund by Putnam.

Economies of Scale

The Board considered the extent to which economies of scale may exist, and the extent to which the benefits of economies of scale are shared with the Fund. The Board noted that expected economies of scale, where they exist, may be shared through the use of expense limitations by the Manager, and/or a lower overall fee. In this regard, the Board noted that the Fund’s expenses were subject to an expense limitation provided by the Manager. The Board noted that the Proposed Sub-Advisory Agreement would not result in any change in fees or expense limitations.

Ancillary Benefits

The Board considered the potential benefits, other than sub-advisory fees, that Putnam and/or its affiliates may receive because of Putnam’s relationship with the Fund, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Board concluded that benefits that may accrue to Putnam and its affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Proposed Sub-Advisory Agreement.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013– 2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

26

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8168

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Global Utilities VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Global Utilities VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN GLOBAL UTILITIES VIP FUND

FUND COMMENTARY OF WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Global Utilities VIP Fund (the “Fund”) returned 1.05% for the 12 months ended December 31, 2023, outperforming its benchmark, the MSCI® ACWI Utilities Index[1] (the “Index”). The Fund’s outperformance relative to the Index was driven by strong security selection in the multi-utilities, water utilities and electric utilities industries. Investment allocation within the utilities sector also contributed to relative results.

•	The Index returned 0.45% for the same period. Within the Index, the independent power producers, multi-utilities, and electric utilities industries had the strongest absolute performance while the renewable electricity, gas utilities, and water utilities industries had the weakest returns during the period.

Market Overview

Global equities rose in 2023 amid easing inflation, optimism for lower interest rates, and resilient economic performance amid major geopolitical events. Global equities rose in the first quarter of 2023. Economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Major central banks continued to raise interest rates, but financial stresses and persistent inflation muddied the outlook for central bank policy. Global equities also rose in the second quarter of 2023 as declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses. However, persistently high core consumer prices kept pressure on central banks to keep interest rates higher for longer. Global equities fell in the third quarter of the year as market sentiment was dented by concerns about the health of China’s economy, increasing energy prices, and rising government bond yields amid the prospect of an extended period of high interest rates. In a potential step toward phasing out Japan’s ultra-easy monetary policy, the Bank of Japan allowed greater flexibility for government bond yields to fluctuate but ultimately held rates stable. Global equities ended the fourth quarter of 2023 higher. The U.S. Federal Reserve surprised markets by signaling lower interest rates in 2024, sparking a stock rally that rippled across the globe and increasing speculation for sharp reductions in policy rates across developed markets in 2024. China’s economy rebounded, with third-quarter gross domestic product expanding by 4.9% from a year ago. Nonetheless, a deepening slump in the property sector burdened the country’s recovery and investor sentiment. The Brent crude oil price dropped below US$80 per barrel amid higher U.S. output and OPEC+ countries struggling to agree on production cuts.

Portfolio Review

Stock selection was the primary driver of the Fund’s relative outperformance during the period. Strong selection in the multi-utilities, water utilities and electric utilities industries was only partially offset by weaker selection in the independent power producers and renewable electricity industries. Investment allocation within the utilities sector, a fall out of our bottom-up stock selection process, contributed to the Fund’s relative results. Our overweight allocation to independent power producers and our underweight allocation to water utilities contributed positively to the Fund’s relative performance during the period. This was partially offset by a modestly negative result from the Fund’s overweight allocations to the renewable electricity and gas utilities industries.

Outlook

We believe the Fund’s performance should be viewed over a multi-year period, and not over shorter time horizons. In the long run, we believe that our bottom-up security analysis based on company fundamentals should serve the Fund well. Importantly, we believe the underlying fundamentals of these businesses are largely unchanged. Our primary valuation metric, intrinsic return, is a measure of annualized value creation, which we believe serves as a proxy for annualized prospective return potential. Intrinsic return equals the combination of free cash flow plus the net present value of growth investments, plus the net present value of pricing power. While market fluctuations can distort short-term returns, our process helps us to select companies that we believe present long-term investment potential.

[1]

The Index measures the performance of large- and mid-cap global equities across 23 developed and 24 emerging markets that are classified as falling within the utilities sector as per the Global Industry Classification Standard. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN GLOBAL UTILITIES VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $58,290,130

Geographic Region Allocation[1] As of December 31, 2023

Top Ten Holdings[1] As of December 31, 2023

Holding	Country	% of Total Net Assets
Dominion Energy, Inc.	United States	6.1%
Vistra Corp.	United States	5.9%
Engie SA	France	5.9%
Duke Energy Corp.	United States	5.9%
Iberdrola SA	Spain	4.9%
Enel SpA	Italy	4.8%
Edison International	United States	4.8%
National Grid PLC	United Kingdom	4.7%
American Electric Power Co., Inc.	United States	4.7%
Atmos Energy Corp.	United States	4.6%
Total		52.3%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2

GUARDIAN GLOBAL UTILITIES VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Global Utilities VIP Fund	10/21/2019	1.05%	—	—	5.38%
MSCI® ACWI Utilities Index		0.45%	—	—	2.70%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Global Utilities VIP Fund and the MSCI® ACWI Utilities Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Expense Ratio During Period 7/1/23 - 12/31/23
Based on Actual Return	$1,000.00	$1,012.20	$5.22	1.03%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS – GUARDIAN GLOBAL UTILITIES VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 98.9%

Bermuda – 3.2%

CK Infrastructure Holdings Ltd.	331,000	$1,839,106

		1,839,106

Brazil – 3.1%

Cia de Saneamento Basico do Estado de Sao Paulo	116,200	1,774,664

		1,774,664

China – 3.2%

China Longyuan Power Group Corp. Ltd., Class H	2,462,613	1,865,183

		1,865,183

France – 5.9%

Engie SA	195,930	3,445,263

		3,445,263

Germany – 4.0%

RWE AG	51,591	2,345,612

		2,345,612

Italy – 4.8%

Enel SpA	378,147	2,814,614

		2,814,614

Japan – 3.8%

Kansai Electric Power Co., Inc.	107,700	1,426,344

Tokyo Gas Co. Ltd.	35,300	809,229

		2,235,573

Portugal – 4.5%

EDP–Energias de Portugal SA	519,686	2,625,603

		2,625,603

Spain – 4.9%

Iberdrola SA	215,768	2,821,838

		2,821,838

United Kingdom – 4.7%

National Grid PLC	203,849	2,752,437

		2,752,437

December 31, 2023	Shares	Value

United States – 56.8%

American Electric Power Co., Inc.	33,686	$2,735,977

Atmos Energy Corp.	23,139	2,681,810

CenterPoint Energy, Inc.	80,070	2,287,600

Dominion Energy, Inc.	76,098	3,576,606

Duke Energy Corp.	35,244	3,420,078

Edison International	39,214	2,803,409

Exelon Corp.	57,533	2,065,434

NextEra Energy, Inc.	39,249	2,383,984

PG&E Corp.	136,235	2,456,317

Sempra	34,782	2,599,259

Southern Co.	37,691	2,642,893

Vistra Corp.	89,879	3,462,139

		33,115,506

Total Common Stocks (Cost $50,053,774)		57,635,399

December 31, 2023	Principal Amount	Value
Repurchase Agreements – 0.4%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $246,662, due 1/2/2024(1)	$246,618	246,618

Total Repurchase Agreements (Cost $246,618)		246,618

Total Investments — 99.3% (Cost $50,300,392)		57,882,017

Assets in excess of other liabilities – 0.7%		408,113

Total Net Assets — 100.0%		$58,290,130

(1)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$272,000	$251,615

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Bermuda	$—	$1,839,106	*	$—	$1,839,106
Brazil	—	1,774,664	*	—	1,774,664
China	—	1,865,183	*	—	1,865,183
France	—	3,445,263	*	—	3,445,263
Germany	—	2,345,612	*	—	2,345,612
Italy	—	2,814,614	*	—	2,814,614
Japan	—	2,235,573	*	—	2,235,573
Portugal	—	2,625,603	*	—	2,625,603
Spain	—	2,821,838	*	—	2,821,838
United Kingdom	—	2,752,437	*	—	2,752,437
United States	33,115,506	—		—	33,115,506
Repurchase Agreements	—	246,618		—	246,618
Total	$33,115,506	$24,766,511		$—	$57,882,017

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$57,882,017

Foreign currency, at value	71

Receivable for investments sold	341,980

Dividends/interest receivable	105,179

Foreign tax reclaims receivable	86,019

Reimbursement receivable from adviser	3,307

Prepaid expenses	2,082

Total Assets	58,420,655

Liabilities

Investment advisory fees payable	36,201

Payable for fund shares redeemed	33,106

Accrued audit fees	23,216

Distribution fees payable	12,398

Accrued custodian and accounting fees	10,191

Accrued trustees’ and officers’ fees	524

Accrued expenses and other liabilities	14,889

Total Liabilities	130,525

Total Net Assets	$58,290,130

Net Assets Consist of:

Paid-in capital	$39,582,614

Distributable earnings	18,707,516

Total Net Assets	$58,290,130

Investments, at Cost	$50,300,392

Foreign Currency, at Cost	$71

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	4,676,550

Net Asset Value Per Share	$12.46

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$2,406,866

Interest	6,694

Withholding taxes on foreign dividends	(113,123)

Total Investment Income	2,300,437

Expenses

Investment advisory fees	441,969

Distribution fees	151,359

Professional fees	44,819

Custodian and accounting fees	41,783

Administrative fees	24,030

Trustees’ and officers’ fees	14,838

Transfer agent fees	13,368

Shareholder reports	8,093

Other expenses	5,073

Total Expenses	745,332

Less: Fees waived	(121,732)

Total Expenses, Net	623,600

Net Investment Income/(Loss)	1,676,837

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	1,202,070

Net realized gain/(loss) from foreign currency transactions	(16,409)

Net change in unrealized appreciation/(depreciation) on investments	(2,232,971)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	3,372

Net Loss on Investments and Foreign Currency Transactions	(1,043,938)

Net Increase in Net Assets Resulting From Operations	$632,899

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$1,676,837	$1,638,493

Net realized gain/(loss) from investments and foreign currency transactions	1,185,661	1,126,724

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(2,229,599)	(4,027,837)

Net Increase/(Decrease) in Net Assets Resulting from Operations	632,899	(1,262,620)

Capital Share Transactions

Proceeds from sales of shares	8,064,774	112,102

Cost of shares redeemed	(14,738,514)	(22,639,081)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(6,673,740)	(22,526,979)

Net Decrease in Net Assets	(6,040,841)	(23,789,599)

Net Assets

Beginning of year	64,330,971	88,120,570

End of year	$58,290,130	$64,330,971

Other Information:

Shares

Sold	671,006	9,266

Redeemed	(1,212,810)	(1,871,485)

Net Decrease	(541,804)	(1,862,219)

8	The accompanying notes are an integral part of these financial statements.

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9

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$12.33	$0.33	$(0.20)	$0.13	$12.46	1.05%

Year Ended 12/31/22	12.45	0.28	(0.40)	(0.12)	12.33	(0.96)%

Year Ended 12/31/21	10.70	0.28	1.47	1.75	12.45	16.36%

Year Ended 12/31/20	10.27	0.23	0.20	0.43	10.70	4.19%

Period Ended 12/31/19(4)	10.00	0.03	0.24	0.27	10.27	2.70%	(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$58,290	1.03%		1.23%		2.77%		2.57%		34%

64,331	1.03%		1.21%		2.29%		2.11%		14%

88,121	1.03%		1.16%		2.38%		2.25%		22%

84,619	1.03%		1.22%		2.35%		2.16%		43%

85,307	0.89%	(5)	1.37%	(5)	1.56%	(5)	1.08%	(5)	50%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Global Utilities VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.73% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.03% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $121,732.

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $151,359 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $20,145,274 and $25,468,514, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2023, the Fund did not hold any restricted, other than 144A restricted securities or illiquid securities.

f. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for

general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Global Utilities VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Global Utilities VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2023 and for the period October 21, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the four years in the period ended December 31, 2023 and for the period October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013– 2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015 –2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America New York, NY 10001-2159

PUB10537

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Growth & Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Growth & Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN GROWTH & INCOME VIP FUND

FUND COMMENTARY OF

ALLIANCEBERNSTEIN, L.P., SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Growth & Income VIP Fund (the “Fund”) returned 11.56% for the 12 months ended December 31, 2023, outperforming its benchmark, the Russell 1000 Value Index[1] (the “Index”). Sector selection contributed to overall relative performance, while stock selection detracted from relative performance. An underweight to the utilities sector and stock selection within the healthcare and industrials sectors contributed the most. In contrast, stock selection within the information technology (IT) and consumer staples sectors and an underweight to the communication services sector detracted.

•	The Index returned 11.46% for the same period. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value, led by the IT sector and artificial intelligence (AI) optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

Market Overview

U.S. stocks rose during the 12-month period ended December 31, 2023. Early in the period, aggressive central bank tightening — led by the U.S. Federal Reserve (the “Fed”) — pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause interest rate hikes but reiterated hawkish “higher-for-longer” rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields — especially the 10-year U.S. Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher U.S. Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly caused all major indices to decline in October. Equity markets rallied sharply during November and December, as optimism rose that the Fed would begin to cut interest rates in 2024 — both earlier and to a greater extent than previously anticipated. Although U.S. mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as “soft-landing” expectations in the U.S. continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth-and value-oriented stocks rose, but growth stocks significantly outperformed value stocks, led by the IT sector and AI optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

2023 was a year headlined by central bank rates achieving what appears to be peak interest rates, declining inflation and still rapidly evolving geopolitics. After experiencing a selloff in 2022, markets rebounded strongly but were mostly led by just a few names, now dubbed the “Magnificent Seven.”2 Hopes of a soft landing being achieved and new prospects for AI were significant narrative tailwinds for performance.

Portfolio Review

The Fund continues to hold shares of companies that we believe are high quality with strong fundamental prospects. During the year, security selection within the healthcare and industrials sectors contributed to the Fund’s relative performance, while security selection within the IT and consumer staples sectors detracted. An underweight relative to the Index in the utilities sector contributed to the Fund’s relative performance, while an underweight to the communication services sector detracted from performance.

Defensive sectors like utilities and consumer staples, both underweights for the Fund, came under pressure as markets shifted to a “risk-on” environment. On the other hand, growth-oriented sectors like IT and communication services became market favorites as economic prospects increased; the IT sector is an overweight and the communication services sector is an underweight for the Fund relative to the Index. The Fund’s overweight during the period relative to the Index in the healthcare sector throughout the year contributed to performance.

Outlook

Domestic equity indices advanced in the fourth quarter, with major indices posting double-digit gains. Much of the quarter’s advance was driven by a significant loosening of financial conditions, evidenced by the Goldman Sachs U.S. Financial Conditions Index3 (GSUSFCI), which experienced its largest one-month easing in four decades. The 10-year U.S. Treasury yield declined, and a rebound from low sentiment levels helped risk-on assets such as unprofitable IT, cyclical and lower-quality stocks outperform. Mega-cap returns were mixed in the fourth quarter of 2023. Going forward, we expect the market to place increased scrutiny on these companies, as elevated valuations require greater reliance on fundamental performance to drive share price appreciation. Interest-rate and cyclically exposed

1

GUARDIAN GROWTH & INCOME VIP FUND

sectors like real estate and financials outperformed in the fourth quarter of 2023 on the back of soft-landing and sooner-than-expected rate-cut hopes. We believe the economy continues to exhibit resilience, but many of the challenges that concerned market participants in October are still ongoing. We continue to believe that the best path forward is to seek out good businesses at the best valuations available, while avoiding the toxic combination of high leverage and high cyclicality.

We believe the Fund’s holdings have attractive fundamentals that are consistent with our philosophy of high free-cash-flow yields, low earnings variability and low leverage, all of which we believe will be increasingly important as the economy continues its transition.

[1]

The Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]	Currently, the “Magnificent Seven” stocks include Apple (AAPL), Microsoft (MSFT), Alphabet (GOOGL), Amazon (AMZN), Nvidia (NVDA), Meta Platforms (META), and Tesla (TSLA).
[3]

The GSUSFCI is a weighted average of short-term interest rates, long-term interest rates, the trade-weighted dollar, an index of credit spreads, and the ratio of equity prices to the 10-year average of earnings per share. The weights are set using the estimated impact of shocks to each variable on real GDP growth over the following four quarters using a stylized macro model.

2

GUARDIAN GROWTH & INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $136,190,967

Sector Allocation[1] As of December 31, 2023

Top Ten Holdings[2] As of December 31, 2023

Holding	% of Total Net Assets
JPMorgan Chase & Co.	4.0%
Berkshire Hathaway, Inc., Class B	3.7%
Elevance Health, Inc.	3.7%
QUALCOMM, Inc.	3.6%
Wells Fargo & Co.	3.4%
Mastercard, Inc., Class A	3.4%
Amgen, Inc.	3.3%
Regeneron Pharmaceuticals, Inc.	3.1%
Comcast Corp., Class A	3.0%
Philip Morris International, Inc.	3.0%
Total	34.2%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN GROWTH & INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Growth & Income VIP Fund	9/1/2016	11.56%	11.41%	—	10.11%
Russell 1000® Value Index		11.46%	10.91%	—	8.87%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Growth & Income VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,081.60	$5.04	0.96%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 99.4%
Aerospace & Defense – 3.3%

Curtiss-Wright Corp.	5,728	$1,276,141

RTX Corp.	13,447	1,131,431

Textron, Inc.	25,506	2,051,192

		4,458,764
Automobile Components – 0.9%

BorgWarner, Inc.	35,987	1,290,134

		1,290,134
Banks – 8.0%

Bank OZK	16,115	803,011

JPMorgan Chase & Co.	31,701	5,392,340

Wells Fargo & Co.	94,605	4,656,458

		10,851,809
Biotechnology – 8.9%

Amgen, Inc.	15,721	4,527,963

Gilead Sciences, Inc.	41,812	3,387,190

Regeneron Pharmaceuticals, Inc.(1)	4,818	4,231,601

		12,146,754
Building Products – 1.7%

Allegion PLC	6,622	838,941

Builders FirstSource, Inc.(1)	8,675	1,448,205

		2,287,146
Capital Markets – 0.5%

Raymond James Financial, Inc.	6,023	671,564

		671,564
Chemicals – 1.5%

LyondellBasell Industries NV, Class A	7,819	743,430

PPG Industries, Inc.	9,223	1,379,300

		2,122,730
Communications Equipment – 2.1%

Cisco Systems, Inc.	47,224	2,385,756

Telefonaktiebolaget LM Ericsson, ADR	70,160	442,008

		2,827,764
Construction & Engineering – 0.9%

EMCOR Group, Inc.	5,931	1,277,715

		1,277,715
Consumer Staples Distribution & Retail – 1.7%

BJ’s Wholesale Club Holdings, Inc.(1)	7,344	489,551

Walmart, Inc.	11,504	1,813,606

		2,303,157
Distributors – 1.4%

LKQ Corp.	40,391	1,930,286

		1,930,286
Electrical Equipment – 2.9%

Emerson Electric Co.	13,482	1,312,203

nVent Electric PLC	31,685	1,872,267

Sensata Technologies Holding PLC	19,737	741,519

		3,925,989
Electronic Equipment, Instruments & Components – 0.5%

IPG Photonics Corp.(1)	6,351	689,337

		689,337

December 31, 2023	Shares	Value

Energy Equipment & Services – 1.2%

ChampionX Corp.	21,343	$623,429

Helmerich & Payne, Inc.	28,241	1,022,889

		1,646,318
Entertainment – 1.2%

Electronic Arts, Inc.	12,454	1,703,832

		1,703,832
Financial Services – 10.1%

Berkshire Hathaway, Inc., Class B(1)	14,168	5,053,159

Fiserv, Inc.(1)	18,034	2,395,636

Mastercard, Inc., Class A	10,670	4,550,862

PayPal Holdings, Inc.(1)	29,021	1,782,180

		13,781,837
Health Care Equipment & Supplies – 0.4%

GE HealthCare Technologies, Inc.	7,332	566,910

		566,910
Health Care Providers & Services – 7.8%

Cencora, Inc.	12,779	2,624,551

Cigna Group	5,329	1,595,769

Elevance Health, Inc.	10,682	5,037,204

Quest Diagnostics, Inc.	9,543	1,315,789

		10,573,313
Household Durables – 1.0%

D.R. Horton, Inc.	8,626	1,310,979

		1,310,979
Insurance – 3.2%

American International Group, Inc.	24,557	1,663,737

Axis Capital Holdings Ltd.	26,506	1,467,637

MetLife, Inc.	18,738	1,239,144

		4,370,518
Interactive Media & Services – 2.7%

Alphabet, Inc., Class C(1)	25,874	3,646,423

		3,646,423
IT Services – 2.9%

Accenture PLC, Class A	8,626	3,026,950

EPAM Systems, Inc.(1)	2,980	886,073

		3,913,023
Machinery – 4.4%

Dover Corp.	7,290	1,121,275

Middleby Corp.(1)	9,763	1,436,821

PACCAR, Inc.	22,632	2,210,015

Westinghouse Air Brake Technologies Corp.	9,207	1,168,368

		5,936,479
Media – 3.0%

Comcast Corp., Class A	94,157	4,128,784

		4,128,784
Metals & Mining – 0.8%

BHP Group Ltd., ADR	16,146	1,102,933

		1,102,933

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2023	Shares	Value
Oil, Gas & Consumable Fuels – 7.4%

Chevron Corp.	22,339	$3,332,085

ConocoPhillips	17,794	2,065,350

EOG Resources, Inc.	14,127	1,708,661

Phillips 66	22,359	2,976,877

		10,082,973
Pharmaceuticals – 2.7%

Roche Holding AG, ADR	101,285	3,669,555

		3,669,555
Professional Services – 2.6%

Maximus, Inc.	13,685	1,147,624

Robert Half, Inc.	27,002	2,374,016

		3,521,640
Semiconductors & Semiconductor Equipment – 4.7%

QUALCOMM, Inc.	34,212	4,948,082

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	14,188	1,475,552

		6,423,634
Specialized REITs – 2.0%

Public Storage	2,790	850,950

Weyerhaeuser Co.	53,684	1,866,593

		2,717,543
Specialty Retail – 2.5%

Lowe’s Cos., Inc.	7,514	1,672,240

Ross Stores, Inc.	12,407	1,717,005

		3,389,245
Tobacco – 3.0%

Philip Morris International, Inc.	43,097	4,054,566

		4,054,566
Trading Companies & Distributors – 1.5%

Ferguson PLC	10,457	2,018,933

		2,018,933

Total Common Stocks (Cost $103,122,804)		135,342,587

December 31, 2023	Principal Amount	Value
Repurchase Agreements – 0.7%
Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $987,478, due 1/2/2024(2)	$987,303	$987,303

Total Repurchase Agreements (Cost $987,303)		987,303

Total Investments – 100.1% (Cost $104,110,107)		136,329,890

Liabilities in excess of other assets – (0.1)%		(138,923)

Total Net Assets – 100.0%		$136,190,967

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$1,088,700	$1,007,107

Legend:

ADR — American Depositary Receipt

REITs — Real Estate Investment Trusts

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$135,342,587	$—	$—	$135,342,587
Repurchase Agreements	—	987,303	—	987,303
Total	$135,342,587	$987,303	$—	$136,329,890

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$136,329,890

Dividends/interest receivable	162,632

Foreign tax reclaims receivable	110,902

Reimbursement receivable from adviser	13,992

Prepaid expenses	5,029

Total Assets	136,622,445

Liabilities

Payable for fund shares redeemed	277,842

Investment advisory fees payable	72,992

Distribution fees payable	28,644

Accrued audit fees	21,564

Accrued custodian and accounting fees	9,695

Accrued trustees’ and officers’ fees	1,106

Accrued expenses and other liabilities	19,635

Total Liabilities	431,478

Total Net Assets	$136,190,967

Net Assets Consist of:

Paid-in capital	$42,479,515

Distributable earnings	93,711,452

Total Net Assets	$136,190,967

Investments, at Cost	$104,110,107

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	6,717,781

Net Asset Value Per Share	$20.27

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$2,931,903

Interest	70,182

Withholding taxes on foreign dividends	(27,655)

Total Investment Income	2,974,430

Expenses

Investment advisory fees	887,802

Distribution fees	349,084

Professional fees	60,719

Custodian and accounting fees	35,349

Trustees’ and officers’ fees	34,183

Administrative fees	33,021

Transfer agent fees	14,637

Shareholder reports	11,811

Other expenses	7,980

Total Expenses	1,434,586

Less: Fees waived	(94,103)

Total Expenses, Net	1,340,483

Net Investment Income/(Loss)	1,633,947

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	6,537,897

Net change in unrealized appreciation/(depreciation) on investments	6,878,882

Net Gain on Investments	13,416,779

Net Increase in Net Assets Resulting From Operations	$15,050,726

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$1,633,947	$2,000,754

Net realized gain/(loss) from investments	6,537,897	14,486,941

Net change in unrealized appreciation/(depreciation) on investments	6,878,882	(26,639,030)

Net Increase/(Decrease) in Net Assets Resulting from Operations	15,050,726	(10,151,335)

Capital Share Transactions

Proceeds from sales of shares	7,656,932	4,514,934

Cost of shares redeemed	(29,556,171)	(44,921,721)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(21,899,239)	(40,406,787)

Net Decrease in Net Assets	(6,848,513)	(50,558,122)

Net Assets

Beginning of year	143,039,480	193,597,602

End of year	$136,190,967	$143,039,480

Other Information:

Shares

Sold	416,709	252,969

Redeemed	(1,569,999)	(2,479,604)

Net Decrease	(1,153,290)	(2,226,635)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$18.17	$0.22	$1.88	$2.10	$20.27	11.56%

Year Ended 12/31/22	19.17	0.23	(1.23)	(1.00)	18.17	(5.22)%

Year Ended 12/31/21	14.95	0.14	4.08	4.22	19.17	28.23%

Year Ended 12/31/20	14.64	0.15	0.16	0.31	14.95	2.12%

Year Ended 12/31/19	11.81	0.14	2.69	2.83	14.64	23.96%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$136,191	0.96%	1.03%	1.17%	1.10%	41%

143,039	0.96%	0.99%	1.25%	1.22%	39%

193,598	0.97%	0.98%	0.82%	0.81%	26%

198,155	1.01%	1.03%	1.17%	1.15%	36%

187,172	1.01%	1.04%	1.01%	0.98%	36%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Growth & Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% from $100 to $300 million, 0.55% from $300 to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.96% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $94,103.

Park Avenue has entered into a Sub-Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $349,084 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $54,884,340 and $69,810,405, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus

(b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Growth & Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Growth & Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013– 2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at

http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

24

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8169

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian All Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian All Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN ALL CAP CORE VIP FUND

FUND COMMENTARY OF MASSACHUSETTS FINANCIAL SERVICES COMPANY, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian All Cap Core VIP Fund (the “Fund”) returned 22.93% for the 12 months ended December 31, 2023, underperforming its benchmark, the Russell 3000® Index[1] (the “Index”).

•	The Index returned 25.96% for the same period.

•	The Fund’s underperformance was driven mostly by stock selection in technology, consumer cyclicals and capital goods sectors. The top contributor to relative performance was stock selection in the health care sector.

Market Overview

During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the COVID-19 pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy in 2023, most acutely among small and regional U.S. banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the U.S. housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID-19 policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.

Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.

Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop during the period.

Portfolio Review

Security selection within the technology, consumer cyclicals and capital goods sectors detracted from performance relative to the Index. Underweight positions within the technology sector also weakened relative returns. In addition, an underweght position within the capital goods sector hurt the Fund’s relative performance.

Outlook

Coming into 2023, consensus was that a recession was likely, but the consensus ended up being wrong as the economy remained strong and defensive sectors significantly underperformed cyclical sectors. With inflation moderating and growth hanging in, a soft landing in the U.S. now appears to be market consensus. However, there still appears to be a dichotomy when comparing interest rate expectations (150 basis points of interest rate cuts in 2024), and earnings expectations (earnings growth estimates of over 11% in 2024 for the Standard & Poor’s 500® Index2 (the “S&P 500 Index”)). We think it is unlikely that these two events would occur: either growth slows and the U.S. Federal Reserve (the “Fed”) cuts rates, or growth remains strong, and the Fed stays on hold, or even raises rates. Regardless, 2023 was another reminder of the difficulty in predicting the direction of the economy and using that as the basis for investment decisions and 2024 may prove to be equally as difficult. We take an active, bottom-up oriented approach to equity investing focused on high-quality franchises with durable and consistent growth, combined with a valuation discipline, which should serve the strategy well moving forward.

[1]

The Index measures the performance of the largest 3,000 US companies representing approximately 97% of the investable US equity market. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]

The S&P 500 Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocksrepresenting leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Indexdoes not incur fees or expenses.

1

GUARDIAN ALL CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $174,465,348

Sector Allocation[1] As of December 31, 2023

Top Ten Holdings[2] As of December 31, 2023

Holding	% of Total Net Assets
Microsoft Corp.	7.3%
Apple, Inc.	4.1%
Amazon.com, Inc.	3.7%
Alphabet, Inc., Class A	3.5%
Meta Platforms, Inc., Class A	2.0%
Visa, Inc., Class A	1.8%
Broadcom, Inc.	1.7%
JPMorgan Chase & Co.	1.6%
Exxon Mobil Corp.	1.5%
Home Depot, Inc.	1.3%
Total	28.5%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN ALL CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian All Cap Core VIP Fund	10/25/2021	22.93%	—	—	1.81%
Russell 3000® Index		25.96%	—	—	4.77%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian All Cap Core VIP Fund and the Russell 3000® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,077.70	$4.08	0.78%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97	0.78%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 99.4%

Aerospace & Defense – 1.1%

Boeing Co.(1)	3,843	$1,001,716

General Dynamics Corp.	2,221	576,727

Howmet Aerospace, Inc.	7,657	414,397

		1,992,840
Automobile Components – 0.2%

Aptiv PLC(1)	4,398	394,589

		394,589
Automobiles – 0.1%

Rivian Automotive, Inc., Class A(1)	6,474	151,880

		151,880
Banks – 3.4%

First Interstate BancSystem, Inc., Class A	6,846	210,515

JPMorgan Chase & Co.	16,257	2,765,316

M&T Bank Corp.	3,159	433,036

Pacific Premier Bancorp, Inc.	5,012	145,899

PNC Financial Services Group, Inc.	6,791	1,051,586

U.S. Bancorp	8,115	351,217

United Community Banks, Inc.	6,427	188,054

Wells Fargo & Co.	16,695	821,728

		5,967,351
Beverages – 1.4%

Coca-Cola Co.	4,322	254,696

Coca-Cola Europacific Partners PLC	5,823	388,627

Constellation Brands, Inc., Class A	1,456	351,988

PepsiCo, Inc.	8,504	1,444,319

		2,439,630
Biotechnology – 2.0%

AbbVie, Inc.	13,317	2,063,736

Vertex Pharmaceuticals, Inc.(1)	3,654	1,486,776

		3,550,512
Broadline Retail – 3.7%

Amazon.com, Inc.(1)	41,983	6,378,897

		6,378,897
Building Products – 0.8%

AZEK Co., Inc.(1)	10,605	405,641

Johnson Controls International PLC	6,948	400,483

Masco Corp.	8,483	568,191

		1,374,315
Capital Markets – 3.7%

Cboe Global Markets, Inc.	1,105	197,309

Charles Schwab Corp.	10,264	706,163

CME Group, Inc.	3,098	652,439

Invesco Ltd.	30,262	539,874

KKR & Co., Inc.	11,374	942,336

Moody’s Corp.	2,028	792,055

Morgan Stanley	10,299	960,382

Morningstar, Inc.	3,516	1,006,420

Northern Trust Corp.	3,342	281,998

December 31, 2023	Shares	Value
Capital Markets (continued)

Raymond James Financial, Inc.	3,842	$428,383

		6,507,359
Chemicals – 2.8%

Air Products & Chemicals, Inc.	2,047	560,469

Chemours Co.	17,193	542,267

Corteva, Inc.	9,245	443,020

DuPont de Nemours, Inc.	6,530	502,353

Eastman Chemical Co.	7,770	697,901

Element Solutions, Inc.	8,862	205,067

International Flavors & Fragrances, Inc.	4,379	354,568

Linde PLC	1,917	787,331

Sherwin-Williams Co.	1,700	530,230

Tronox Holdings PLC	12,913	182,848

		4,806,054
Commercial Services & Supplies – 0.6%

GFL Environmental, Inc.	28,741	991,852

		991,852
Communications Equipment – 0.3%

Motorola Solutions, Inc.	1,701	532,566

		532,566
Construction & Engineering – 0.3%

API Group Corp.(1)	17,310	598,926

		598,926
Construction Materials – 0.6%

Summit Materials, Inc., Class A(1)	17,594	676,665

Vulcan Materials Co.	1,549	351,639

		1,028,304
Consumer Finance – 0.4%

American Express Co.	3,679	689,224

		689,224
Consumer Staples Distribution & Retail – 1.4%

Dollar General Corp.	4,613	627,138

Dollar Tree, Inc.(1)	3,885	551,864

Target Corp.	8,574	1,221,109

		2,400,111
Containers & Packaging – 0.2%

Crown Holdings, Inc.	3,047	280,598

		280,598
Diversified Consumer Services – 0.1%

Grand Canyon Education, Inc.(1)	1,902	251,140

		251,140
Diversified REITs – 0.6%

Broadstone Net Lease, Inc.	20,201	347,861

Empire State Realty Trust, Inc., Class A	27,699	268,403

WP Carey, Inc.	6,113	396,184

		1,012,448
Electric Utilities – 1.9%

Constellation Energy Corp.	2,638	308,356

Duke Energy Corp.	4,842	469,868

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2023	Shares	Value
Electric Utilities (continued)

Exelon Corp.	7,918	$284,256

NextEra Energy, Inc.	11,364	690,249

PG&E Corp.	51,688	931,935

Xcel Energy, Inc.	9,042	559,790

		3,244,454
Electrical Equipment – 2.0%

AMETEK, Inc.	4,736	780,919

Eaton Corp. PLC	5,695	1,371,470

Emerson Electric Co.	4,638	451,416

nVent Electric PLC	5,391	318,554

Regal Rexnord Corp.	2,286	338,374

Sensata Technologies Holding PLC	8,331	312,996

		3,573,729
Electronic Equipment, Instruments & Components – 0.7%

Amphenol Corp., Class A	5,526	547,792

TE Connectivity Ltd.	2,123	298,282

Zebra Technologies Corp., Class A(1)	1,206	329,636

		1,175,710
Energy Equipment & Services – 0.4%

Schlumberger NV	8,796	457,744

TechnipFMC PLC	12,568	253,119

		710,863
Entertainment – 1.7%

Electronic Arts, Inc.	5,446	745,067

Spotify Technology SA(1)	2,895	544,000

Take-Two Interactive Software, Inc.(1)	3,425	551,254

Vivid Seats, Inc., Class A(1)	22,869	144,532

Walt Disney Co.	11,683	1,054,858

		3,039,711
Financial Services – 2.8%

Block, Inc.(1)	4,413	341,346

Fidelity National Information Services, Inc.	5,038	302,633

Fiserv, Inc.(1)	3,737	496,423

Flywire Corp.(1)	9,441	218,559

Visa, Inc., Class A	11,891	3,095,822

Voya Financial, Inc.	5,919	431,850

		4,886,633
Food Products – 0.9%

Archer-Daniels-Midland Co.	5,422	391,577

Mondelez International, Inc., Class A	15,242	1,103,978

		1,495,555
Gas Utilities – 0.3%

Southwest Gas Holdings, Inc.	8,557	542,086

		542,086
Ground Transportation – 1.2%

Canadian Pacific Kansas City Ltd.	13,834	1,093,716

JB Hunt Transport Services, Inc.	2,383	475,980

Saia, Inc.(1)	1,241	543,831

		2,113,527

December 31, 2023	Shares	Value
Health Care Equipment & Supplies – 3.5%

Becton Dickinson & Co.	5,242	$1,278,157

Boston Scientific Corp.(1)	25,372	1,466,755

Masimo Corp.(1)	3,473	407,071

Medtronic PLC	18,476	1,522,053

QuidelOrtho Corp.(1)	5,399	397,906

STERIS PLC	4,374	961,624

		6,033,566
Health Care Providers & Services – 2.1%

Cigna Group	6,851	2,051,532

Encompass Health Corp.	8,058	537,630

McKesson Corp.	2,424	1,122,263

		3,711,425
Health Care Technology – 0.4%

Veeva Systems, Inc., Class A(1)	3,220	619,914

		619,914
Hotels, Restaurants & Leisure – 2.4%

Booking Holdings, Inc.(1)	226	801,672

International Game Technology PLC	11,116	304,689

Las Vegas Sands Corp.	2,184	107,475

Marriott International, Inc., Class A	2,747	619,476

Starbucks Corp.	19,460	1,868,354

Wendy’s Co.	27,489	535,486

		4,237,152
Household Products – 0.8%

Colgate-Palmolive Co.	8,181	652,107

Procter & Gamble Co.	4,501	659,577

		1,311,684
Industrial Conglomerates – 0.7%

Honeywell International, Inc.	6,042	1,267,068

		1,267,068
Industrial REITs – 0.1%

Prologis, Inc.	1,390	185,287

		185,287
Insurance – 3.3%

Aon PLC, Class A	4,725	1,375,069

Arthur J Gallagher & Co.	4,429	995,993

Assurant, Inc.	1,802	303,619

Chubb Ltd.	5,544	1,252,944

Hartford Financial Services Group, Inc.	6,399	514,352

MetLife, Inc.	6,582	435,268

Reinsurance Group of America, Inc.	2,006	324,531

Willis Towers Watson PLC	2,401	579,121

		5,780,897
Interactive Media & Services – 5.5%

Alphabet, Inc., Class A(1)	43,883	6,130,016

Meta Platforms, Inc., Class A(1)	9,770	3,458,189

		9,588,205
IT Services – 0.6%

Accenture PLC, Class A	987	346,348

Gartner, Inc.(1)	1,445	651,854

		998,202

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2023	Shares	Value
Leisure Products – 0.1%

Hasbro, Inc.	3,864	$197,296

		197,296
Life Sciences Tools & Services – 0.9%

Agilent Technologies, Inc.	4,757	661,366

ICON PLC(1)	2,321	657,006

Maravai LifeSciences Holdings, Inc., Class A(1)	27,097	177,485

		1,495,857
Machinery – 1.4%

AGCO Corp.	4,834	586,896

Flowserve Corp.	4,369	180,090

Ingersoll Rand, Inc.	6,231	481,905

PACCAR, Inc.	5,247	512,370

Westinghouse Air Brake Technologies Corp.	5,013	636,150

		2,397,411
Media – 1.1%

Altice USA, Inc., Class A(1)	44,222	143,721

Cable One, Inc.	1,325	737,482

Liberty Broadband Corp., Class C(1)	9,040	728,534

Omnicom Group, Inc.	3,396	293,788

		1,903,525
Multi-Utilities – 0.1%

Dominion Energy, Inc.	2,905	136,535

		136,535
Oil, Gas & Consumable Fuels – 3.5%

Cheniere Energy, Inc.	2,284	389,902

ConocoPhillips	11,752	1,364,055

Diamondback Energy, Inc.	3,132	485,710

Exxon Mobil Corp.	27,095	2,708,958

Phillips 66	3,286	437,498

Targa Resources Corp.	3,465	301,004

Valero Energy Corp.	2,583	335,790

		6,022,917
Personal Care Products – 0.6%

e.l.f. Beauty, Inc.(1)	1,629	235,130

Kenvue, Inc.	37,623	810,023

		1,045,153
Pharmaceuticals – 3.9%

Eli Lilly & Co.	3,876	2,259,398

Johnson & Johnson	14,598	2,288,091

Pfizer, Inc.	52,479	1,510,870

Zoetis, Inc.	3,766	743,295

		6,801,654
Professional Services – 4.2%

Dun & Bradstreet Holdings, Inc.	170,197	1,991,305

Insperity, Inc.	6,723	788,070

Jacobs Solutions, Inc.	4,896	635,501

Leidos Holdings, Inc.	11,617	1,257,424

TransUnion	13,994	961,528

December 31, 2023	Shares	Value
Professional Services (continued)

TriNet Group, Inc.(1)	7,043	$837,624

Verisk Analytics, Inc.	2,457	586,879

WNS Holdings Ltd., ADR(1)	3,821	241,487

		7,299,818
Real Estate Management & Development – 0.1%

Jones Lang LaSalle, Inc.(1)	1,264	238,732

		238,732
Residential REITs – 0.3%

AvalonBay Communities, Inc.	1,087	203,508

Sun Communities, Inc.	2,599	347,356

		550,864
Semiconductors & Semiconductor Equipment – 7.0%

Analog Devices, Inc.	6,854	1,360,930

Applied Materials, Inc.	7,994	1,295,588

Broadcom, Inc.	2,660	2,969,225

Enphase Energy, Inc.(1)	1,369	180,900

Lam Research Corp.	2,037	1,595,501

Marvell Technology, Inc.	17,574	1,059,888

Monolithic Power Systems, Inc.	902	568,963

NVIDIA Corp.	4,361	2,159,654

NXP Semiconductors NV	4,284	983,949

		12,174,598
Software – 11.9%

Autodesk, Inc.(1)	2,734	665,674

Cadence Design Systems, Inc.(1)	5,074	1,382,005

Check Point Software Technologies Ltd.(1)	1,734	264,938

Datadog, Inc., Class A(1)	3,734	453,233

Guidewire Software, Inc.(1)	3,356	365,938

HubSpot, Inc.(1)	754	437,727

Microsoft Corp.	33,758	12,694,358

Rapid7, Inc.(1)	9,525	543,878

Salesforce, Inc.(1)	7,097	1,867,505

ServiceNow, Inc.(1)	2,214	1,564,169

Tyler Technologies, Inc.(1)	1,179	492,964

		20,732,389
Specialized REITs – 1.1%

Extra Space Storage, Inc.	2,485	398,420

Rayonier, Inc.	27,254	910,556

SBA Communications Corp.	2,551	647,163

		1,956,139
Specialty Retail – 1.9%

Burlington Stores, Inc.(1)	1,666	324,003

Home Depot, Inc.	6,674	2,312,875

Ross Stores, Inc.	5,408	748,413

		3,385,291
Technology Hardware, Storage & Peripherals – 4.7%

Apple, Inc.	37,284	7,178,289

Seagate Technology Holdings PLC	12,365	1,055,600

		8,233,889

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2023	Shares	Value
Textiles, Apparel & Luxury Goods – 0.6%

Deckers Outdoor Corp.(1)	354	$236,624

NIKE, Inc., Class B	6,103	662,603

VF Corp.	10,537	198,096

		1,097,323
Tobacco – 0.4%

Philip Morris International, Inc.	7,979	750,664

		750,664
Wireless Telecommunication Services – 0.6%

T-Mobile U.S., Inc.	6,953	1,114,774

		1,114,774

Total Common Stocks (Cost $147,646,758)		173,399,093

	Principal Amount	Value
Repurchase Agreements – 0.6%
Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $1,068,968, due 1/2/2024(2)	$1,068,778	1,068,778

Total Repurchase Agreements (Cost $1,068,778)		1,068,778

Total Investments – 100.0% (Cost $148,715,536)		174,467,871

Liabilities in excess of other assets – (0.0)%		(2,523)

Total Net Assets – 100.0%		$174,465,348

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$1,178,500	$1,090,177

Legend:

ADR — American Depositary Receipt

REITs — Real Estate Investment Trusts

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$173,399,093	$—	$—	$173,399,093
Repurchase Agreements	—	1,068,778	—	1,068,778
Total	$173,399,093	$1,068,778	$—	$174,467,871

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN ALL CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$174,467,871

Dividends/interest receivable	176,262

Reimbursement receivable from adviser	13,054

Prepaid expenses	5,946

Total Assets	174,663,133

Liabilities

Investment advisory fees payable	64,147

Distribution fees payable	36,447

Payable for fund shares redeemed	35,913

Accrued audit fees	21,564

Accrued custodian and accounting fees	16,871

Accrued trustees’ and officers’ fees	1,187

Accrued expenses and other liabilities	21,656

Total Liabilities	197,785

Total Net Assets	$174,465,348

Net Assets Consist of:

Paid-in capital	$151,958,418

Distributable earnings	22,506,930

Total Net Assets	$174,465,348

Investments, at Cost	$148,715,536

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	16,769,156

Net Asset Value Per Share	$10.40

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$2,465,543

Interest	18,725

Withholding taxes on foreign dividends	(3,990)

Total Investment Income	2,480,278

Expenses

Investment advisory fees	728,380

Distribution fees	413,853

Professional fees	66,122

Custodian and accounting fees	54,090

Trustees’ and officers’ fees	39,751

Administrative fees	35,659

Transfer agent fees	17,873

Shareholder reports	12,836

Other expenses	9,054

Total Expenses	1,377,618

Less: Fees waived	(86,396)

Total Expenses, Net	1,291,222

Net Investment Income/(Loss)	1,189,056

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	(968,943)

Net realized gain/(loss) from foreign currency transactions	25

Net change in unrealized appreciation/(depreciation) on investments	34,051,700

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(7)

Net Gain on Investments and Foreign Currency Transactions	33,082,775

Net Increase in Net Assets Resulting From Operations	$34,271,831

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN ALL CAP CORE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$1,189,056	$936,998

Net realized gain/(loss) from investments and foreign currency transactions	(968,918)	(4,450,088)

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	34,051,693	(9,057,093)

Net Increase/(Decrease) in Net Assets Resulting from Operations	34,271,831	(12,570,183)

Capital Share Transactions

Proceeds from sales of shares	1,598,005	152,852,067

Cost of shares redeemed	(20,589,641)	(12,466,797)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(18,991,636)	140,385,270

Net Increase in Net Assets	15,280,195	127,815,087

Net Assets

Beginning of year	159,185,153	31,370,066

End of year	$174,465,348	$159,185,153

Other Information:

Shares

Sold	169,513	17,198,613

Redeemed	(2,211,996)	(1,444,390)

Net Increase/(Decrease)	(2,042,483)	15,754,223

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN ALL CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$8.46	$0.07	$1.87	$1.94	$10.40	22.93%

Year Ended 12/31/22	10.26	0.07	(1.87)	(1.80)	8.46	(17.54)%

Period Ended 12/31/21(4)	10.00	0.01	0.25	0.26	10.26	2.60%	(5)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN ALL CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$174,465	0.78%		0.83%		0.72%		0.67%		32%

159,185	0.78%		0.85%		0.78%		0.71%		37%

31,370	0.38%	(5)	1.14%	(5)	1.06%	(5)	0.30%	(5)	7%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 25, 2021.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2021, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian All Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 25, 2021. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.44% of the first $500 million, and 0.40% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.78% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $86,396.

Park Avenue has entered into a Sub-Advisory Agreement with Massachusetts Financial Services Company (“MFS”). MFS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $413,853 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $52,902,707 and $70,352,733, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian All Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian All Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period October 25, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period October 25, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11407

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Balanced Allocation VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Balanced Allocation VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN BALANCED ALLOCATION VIP FUND

FUND COMMENTARY OF WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Balanced Allocation VIP Fund (the “Fund”) returned 17.86% for the 12 months ended December 31, 2023, underperforming the 18.72% return of the blended index, which consists of the Standard & Poor’s 500® Index (the “S&P 500 Index”) and the Bloomberg US Aggregate Bond Index (the “Bond Index”), weighted 65% and 35%, respectively[1] (the “Blended Index”), for the same period.

•	The Fund’s performance is also compared to the S&P 500 Index[2], which returned 26.29% for the period, and the Bond Index[3], which returned 5.53% during the period.

•	With respect to the Fund’s equity allocation, weak performance in the information technology, consumer staples, and materials sectors outweighed positive performance in the communication services, energy, and health care sectors. With respect to the Fund’s fixed income allocation, positioning within investment-grade credit was the primary driver of relative outperformance, largely related to the financials (banking and real estate investment trust (REIT) issuers) and utilities (electric utility issuers) sectors.

Market Overview

U.S. equities, as measured by the S&P 500 Index, rose over the 12 months ended December 31, 2023, amid easing inflation, optimism for lower interest rates, strong performance in select mega-cap technology companies, and steady gross domestic product (GDP) growth. In the first quarter of 2023, the sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. In February and March, the U.S. Federal Reserve (the “Fed”) slowed its pace of monetary policy tightening, raising interest rates by 25 basis points (bps). Economic data released during the third quarter of 2023 indicated healthy momentum in the U.S. economy after GDP in the second quarter of 2023 grew at a surprisingly strong 2.1% annualized rate. U.S. equities registered their largest quarterly return in three years for the fourth quarter of 2023 as gains broadened beyond those of the “Magnificent Seven”4 stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending U.S. Treasury yields lower and driving stocks higher.

U.S. fixed income sectors generated positive total returns over the twelve months ended December 31, 2023, despite elevated interest rate volatility over most of the period. Higher-yielding sectors generally performed best, benefiting from their coupon advantage and spread tightening. Global sovereign yields ended the period with mixed results. Yields rose earlier in the period amid multiple interest rate hikes from the Fed and other major central banks across Europe, while Asian central banks pursued more dovish approaches. Yields plunged by the end of the period in response to accommodative central bank policy expectations amid weaker economic data, including moderating inflation.

Portfolio Review

The equity portion of the Fund’s portfolio underperformed the S&P 500 Index during the period. From a relative-performance perspective, sector allocation, a residual component of the Fund’s bottom-up stock selection process, was the primary driver of underperformance during the period. An underweight allocation to the information technology sector detracted from relative performance but was partially offset by an overweight allocation to the communication services sector. Strong stock selection in the health care, energy, and communication services sectors contributed to the Fund’s performance relative to the S&P 500 Index but was partially offset by more challenging stock selection in the information technology, consumer staples, and materials sectors.

[1]	The Fund’s performance is compared to the Blended Index, 65% of which is the S&P 500 Index and 35% of which is the Bond Index. Unlike the Fund, the Blended Index does not incur fees or expenses.
[2]

The S&P 500 Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[3]

The Bond Index is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Bond Index, and, unlike the Fund, the Bond Index does not incur fees or expenses.

[4]	Currently, the “Magnificent Seven” stocks include Apple (AAPL), Microsoft (MSFT), Alphabet (GOOGL), Amazon (AMZN), Nvidia (NVDA), Meta Platforms (META), and Tesla (TSLA).

1

GUARDIAN BALANCED ALLOCATION VIP FUND

The fixed income portion of the Fund’s portfolio posted positive total returns and outperformed the Bond Index during the period. Positioning within investment-grade bonds was the primary driver of the Fund’s relative outperformance, largely related to the financials and utilities sectors. An underweight to industrials detracted from the Fund’s relative performance; however, this was mostly offset by positive security selection (energy and consumer cyclical issuers) over the period. Positioning in U.S. government bonds modestly detracted from the Fund’s relative performance.

The Fund’s securitized exposure benefited its performance relative to the Bond Index. An underweight allocation and security selection within agency mortgage-backed securities (MBS) as well as an overweight allocation to asset-backed securities (ABS) contributed to relative performance. The duration/yield curve positioning5 of the Fund’s fixed income investments contributed positively to relative performance.

Outlook

In terms of the equity market outlook, the final quarter of 2023 was marked by a significant stock market rally in December, closing out a resilient year for global equity markets. The broad rally underscored the adaptability of global equity markets, even as geopolitical tensions and policy uncertainties posed headwinds.

Inflation remains at the forefront of global economic considerations. As 2023 drew to a close, the market observed indications of inflationary pressures beginning to ease in most of the world, including the U.S. However, officials warn that inflation mitigation is an ongoing process, and premature rate cuts could lead to a trend reversal in 2024. While we believe the recent rally is generally pricing in a positive outlook, we acknowledge monetary policy effects typically are felt with a lag and global growth remains at risk.

Moving forward, we foresee a landscape of more balanced valuations, providing a broader spectrum of opportunities for investors who rely on fundamental analysis. Although the economy has displayed recent positive momentum, it may begin to exhibit subtle signs of deceleration. Consumer spending may see a decline as the labor market cools, wage growth moderates, and the boost to consumption from excess savings wanes.

With respect to the Fund’s fixed income investments, we maintain a very modestly procyclical stance. Markets enjoyed a substantial boost in the latter part of 2023 on the back of receding inflation data and dovish pivots from global central banks that drove a full embrace of a “Goldilocks” scenario in which growth slows just enough to curb inflation but not enough to risk recession. That said, we believe valuations for risk assets and lower yields have priced in much of this good news and we remain cognizant of the balance of risks around the real economy, monetary policy, and geopolitics. The lagged impacts of the Fed’s rapid tightening campaign are finally starting to show signs of slowing economic growth but have had a less pronounced impact on inflation than expected. Central banks remain in an uneasy position with resilient employment leads and inflation still above target and an unclear path toward achieving/sustaining 2% inflation. On balance, we are beginning to see early signs of weakening growth as consumer demand ebbs alongside the depletion of excess savings that support a softer landing.

[5]

Duration is a measure of a bond price’s sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

2

GUARDIAN BALANCED ALLOCATION VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $221,902,092

Portfolio Composition[1] As of December 31, 2023

3

GUARDIAN BALANCED ALLOCATION VIP FUND

Sector Allocation[1] As of December 31, 2023

Equity Sector[2,3]

Bond Sector[3]

4

GUARDIAN BALANCED ALLOCATION VIP FUND

Top Ten Holdings[1] As of December 31, 2023

Holding	% of Total Net Assets
Microsoft Corp.	5.7%
Amazon.com, Inc.	3.5%
Apple, Inc.	3.3%
Alphabet, Inc., Class A	2.1%
Meta Platforms, Inc., Class A	1.6%
Berkshire Hathaway, Inc., Class B	1.4%
Adobe, Inc.	1.1%
Eli Lilly & Co.	1.1%
Advanced Micro Devices, Inc.	1.1%
Intuit, Inc.	1.0%
Total	21.9%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®).
[3]	A sector may comprise several industries.

5

GUARDIAN BALANCED ALLOCATION VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Balanced Allocation VIP Fund	5/2/2022	17.86%	—	—	6.74%
Standard & Poor’s 500® (65%)/Bloomberg US Aggregate Bond Index (35%)		18.72%	—	—	12.62%
Standard & Poor’s 500® Index		26.29%	—	—	18.09%
Bloomberg US Aggregate Bond Index		5.53%	—	—	2.05%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Balanced Allocation VIP Fund, the Blended Index (65% of which is the Standard & Poor’s 500® Index and 35% of which is the Bloomberg US Aggregate Bond Index), Standard & Poor’s 500® Index and Bloomberg US Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,069.00	$4.64	0.89%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.72	$4.53	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 65.0%

Aerospace & Defense – 1.2%

Boeing Co.(1)	2,395	$624,281

General Dynamics Corp.	5,765	1,496,998

RTX Corp.	7,146	601,264

		2,722,543
Air Freight & Logistics – 0.2%

CH Robinson Worldwide, Inc.	5,272	455,448

		455,448
Automobile Components – 0.1%

Goodyear Tire & Rubber Co.(1)	20,652	295,737

		295,737
Automobiles – 0.3%

Tesla, Inc.(1)	2,827	702,453

		702,453
Banks – 1.3%

JPMorgan Chase & Co.	11,517	1,959,042

Wells Fargo & Co.	19,330	951,422

		2,910,464
Beverages – 1.3%

Constellation Brands, Inc., Class A	4,860	1,174,905

Monster Beverage Corp.(1)	30,440	1,753,648

		2,928,553
Biotechnology – 1.4%

AbbVie, Inc.	2,424	375,647

Alnylam Pharmaceuticals, Inc.(1)	452	86,517

Apellis Pharmaceuticals, Inc.(1)	1,030	61,656

Ascendis Pharma AS, ADR(1)	517	65,116

Biogen, Inc.(1)	922	238,586

Bridgebio Pharma, Inc.(1)	998	40,289

Celldex Therapeutics, Inc.(1)	1,551	61,513

Crinetics Pharmaceuticals, Inc.(1)	1,405	49,990

Cytokinetics, Inc.(1)	3,895	325,194

Gilead Sciences, Inc.	2,404	194,748

Immunocore Holdings PLC, ADR(1)	900	61,488

Karuna Therapeutics, Inc.(1)	616	194,970

Moderna, Inc.(1)	650	64,642

Regeneron Pharmaceuticals, Inc.(1)	398	349,559

REVOLUTION Medicines, Inc.(1)	1,811	51,939

Rocket Pharmaceuticals, Inc.(1)	1,675	50,200

Sage Therapeutics, Inc.(1)	2,831	61,348

Sarepta Therapeutics, Inc.(1)	502	48,408

Syndax Pharmaceuticals, Inc.(1)	1,951	42,161

United Therapeutics Corp.(1)	292	64,208

Vaxcyte, Inc.(1)	752	47,226

Vertex Pharmaceuticals, Inc.(1)	1,311	533,433

		3,068,838
Broadline Retail – 3.5%

Amazon.com, Inc.(1)	50,689	7,701,687

		7,701,687

December 31, 2023	Shares	Value
Building Products – 0.7%

AZEK Co., Inc.(1)	9,007	$344,518

Builders FirstSource, Inc.(1)	4,484	748,559

Johnson Controls International PLC	3,556	204,968

Trane Technologies PLC	1,204	293,655

		1,591,700
Capital Markets – 2.8%

Ares Management Corp., Class A	13,417	1,595,550

Intercontinental Exchange, Inc.	3,629	466,072

KKR & Co., Inc.	6,881	570,091

Northern Trust Corp.	10,857	916,114

S&P Global, Inc.	3,694	1,627,281

Tradeweb Markets, Inc., Class A	10,440	948,787

		6,123,895
Chemicals – 1.7%

Cabot Corp.	7,691	642,198

Celanese Corp.	3,259	506,351

FMC Corp.	6,549	412,914

Ingevity Corp.(1)	3,324	156,959

Linde PLC	2,978	1,223,094

Livent Corp.(1)	6,574	118,201

PPG Industries, Inc.	4,141	619,287

		3,679,004
Commercial Services & Supplies – 0.7%

Clean Harbors, Inc.(1)	4,374	763,307

Veralto Corp.	1,681	138,279

Waste Connections, Inc.	3,839	573,047

		1,474,633
Construction & Engineering – 0.1%

Fluor Corp.(1)	6,183	242,188

		242,188
Consumer Staples Distribution & Retail – 0.6%

Performance Food Group Co.(1)	19,887	1,375,186

		1,375,186
Containers & Packaging – 0.1%

Ball Corp.	3,000	172,560

		172,560
Electric Utilities – 1.4%

Edison International	11,130	795,684

Exelon Corp.	14,827	532,289

NextEra Energy, Inc.	12,163	738,781

PG&E Corp.	54,374	980,363

		3,047,117
Energy Equipment & Services – 0.3%

Schlumberger NV	11,492	598,044

		598,044
Entertainment – 0.8%

Netflix, Inc.(1)	2,018	982,524

Spotify Technology SA(1)	3,715	698,085

		1,680,609

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

December 31, 2023	Shares	Value
Financial Services – 3.4%

Berkshire Hathaway, Inc., Class B(1)	8,532	$3,043,023

Block, Inc.(1)	13,601	1,052,037

FleetCor Technologies, Inc.(1)	1,704	481,568

Global Payments, Inc.	6,748	856,996

PayPal Holdings, Inc.(1)	4,400	270,204

Visa, Inc., Class A	3,621	942,727

WEX, Inc.(1)	4,520	879,366

		7,525,921
Gas Utilities – 0.3%

Atmos Energy Corp.	5,187	601,173

		601,173
Ground Transportation – 1.1%

Knight-Swift Transportation Holdings, Inc.	15,223	877,606

Uber Technologies, Inc.(1)	24,675	1,519,240

		2,396,846
Health Care Equipment & Supplies – 1.6%

Abbott Laboratories	7,122	783,919

Boston Scientific Corp.(1)	14,625	845,471

Dexcom, Inc.(1)	4,694	582,478

Edwards Lifesciences Corp.(1)	7,819	596,199

Insulet Corp.(1)	1,954	423,979

Stryker Corp.	1,078	322,818

		3,554,864
Health Care Providers & Services – 2.3%

agilon health, Inc.(1)	38,011	477,038

Cencora, Inc.	4,363	896,073

Centene Corp.(1)	6,407	475,464

Elevance Health, Inc.	1,203	567,287

HCA Healthcare, Inc.	2,477	670,474

Humana, Inc.	1,394	638,187

Molina Healthcare, Inc.(1)	1,816	656,139

UnitedHealth Group, Inc.	1,298	683,358

		5,064,020
Health Care REITs – 0.3%

Welltower, Inc.	6,609	595,933

		595,933
Hotel & Resort REITs – 0.2%

Ryman Hospitality Properties, Inc.	5,043	555,033

		555,033
Hotels, Restaurants & Leisure – 0.9%

Chipotle Mexican Grill, Inc.(1)	597	1,365,315

Hyatt Hotels Corp., Class A	5,234	682,566

		2,047,881
Household Durables – 0.5%

Lennar Corp., Class A	4,776	711,815

Skyline Champion Corp.(1)	4,747	352,512

		1,064,327
Industrial REITs – 0.3%

EastGroup Properties, Inc.	4,180	767,197

		767,197

December 31, 2023	Shares	Value
Insurance – 1.8%

Arch Capital Group Ltd.(1)	6,245	$463,816

Assured Guaranty Ltd.	4,700	351,701

Chubb Ltd.	3,496	790,096

Everest Group Ltd.	1,726	610,279

Marsh & McLennan Cos., Inc.	2,236	423,655

Progressive Corp.	5,693	906,781

Trupanion, Inc.(1)	14,417	439,863

		3,986,191
Interactive Media & Services – 3.7%

Alphabet, Inc., Class A(1)	33,816	4,723,757

Meta Platforms, Inc., Class A(1)	9,844	3,484,382

		8,208,139
IT Services – 0.3%

Squarespace, Inc., Class A(1)	17,340	572,393

		572,393
Life Sciences Tools & Services – 1.2%

Agilent Technologies, Inc.	4,219	586,568

Danaher Corp.	4,772	1,103,954

ICON PLC(1)	2,627	743,625

Illumina, Inc.(1)	2,175	302,847

		2,736,994
Machinery – 0.8%

Flowserve Corp.	7,508	309,480

Fortive Corp.	7,940	584,622

Ingersoll Rand, Inc.	4,908	379,585

Middleby Corp.(1)	3,057	449,898

		1,723,585
Media – 0.4%

New York Times Co., Class A	8,307	406,960

Omnicom Group, Inc.	6,625	573,129

		980,089
Oil, Gas & Consumable Fuels – 2.8%

BP PLC, ADR	44,696	1,582,238

ConocoPhillips	8,625	1,001,104

EOG Resources, Inc.	3,234	391,152

EQT Corp.	7,944	307,115

Marathon Petroleum Corp.	5,007	742,839

Shell PLC, ADR	25,536	1,680,269

Targa Resources Corp.	5,047	438,433

		6,143,150
Passenger Airlines – 0.3%

Delta Air Lines, Inc.	15,574	626,542

		626,542
Personal Care Products – 0.5%

Haleon PLC, ADR	142,667	1,174,149

		1,174,149
Pharmaceuticals – 3.0%

AstraZeneca PLC, ADR	13,489	908,484

Elanco Animal Health, Inc.(1)	11,040	164,496

Eli Lilly & Co.	4,067	2,370,736

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

December 31, 2023	Shares	Value
Pharmaceuticals (continued)

GSK PLC, ADR	9,830	$364,300

Merck & Co., Inc.	13,393	1,460,105

Novartis AG, ADR	4,417	445,984

Pfizer, Inc.	11,145	320,864

Structure Therapeutics, Inc., ADR(1)	1,349	54,985

Zoetis, Inc.	2,367	467,175

		6,557,129
Professional Services – 0.5%

Ceridian HCM Holding, Inc.(1)	8,469	568,439

Science Applications International Corp.	4,689	582,937

		1,151,376
Real Estate Management & Development – 0.1%

CoStar Group, Inc.(1)	2,222	194,181

		194,181
Semiconductors & Semiconductor Equipment – 4.2%

Advanced Micro Devices, Inc.(1)	16,068	2,368,584

First Solar, Inc.(1)	1,528	263,244

KLA Corp.	1,708	992,860

Marvell Technology, Inc.	10,369	625,354

Micron Technology, Inc.	14,188	1,210,804

NVIDIA Corp.	3,584	1,774,869

ON Semiconductor Corp.(1)	6,970	582,204

Texas Instruments, Inc.	9,196	1,567,550

		9,385,469
Software – 9.6%

Adobe, Inc.(1)	4,101	2,446,657

HubSpot, Inc.(1)	1,871	1,086,190

Intuit, Inc.	3,455	2,159,479

Microsoft Corp.	33,413	12,564,625

ServiceNow, Inc.(1)	2,717	1,919,533

Synopsys, Inc.(1)	2,130	1,096,758

		21,273,242
Specialized REITs – 0.2%

Extra Space Storage, Inc.	3,217	515,782

		515,782
Specialty Retail – 1.4%

AutoZone, Inc.(1)	423	1,093,713

TJX Cos., Inc.	21,739	2,039,336

		3,133,049
Technology Hardware, Storage & Peripherals – 3.3%

Apple, Inc.	38,013	7,318,643

		7,318,643
Tobacco – 0.9%

Philip Morris International, Inc.	21,424	2,015,570

		2,015,570
Trading Companies & Distributors – 0.1%

AerCap Holdings NV(1)	3,718	276,322

		276,322

December 31, 2023	Shares	Value
Wireless Telecommunication Services – 0.5%

T-Mobile U.S., Inc.	7,679	$1,231,174

		1,231,174

Total Common Stocks (Cost $121,684,778)		144,147,023

	Principal Amount	Value
Agency Mortgage–Backed Securities – 9.1%

Federal Home Loan Mortgage Corp.
2.00% due 5/1/2036	$75,309	67,886
2.00% due 7/1/2036	40,801	36,762
2.00% due 5/1/2051	1,339,039	1,101,257
2.00% due 4/1/2052	1,276,428	1,055,925
2.50% due 7/1/2041	372,808	330,954
2.50% due 2/1/2042	551,353	490,836
2.50% due 7/1/2051	1,228,820	1,059,219
2.50% due 10/1/2051	427,804	365,440
2.50% due 11/1/2051	402,053	343,771
3.00% due 10/1/2049	312,980	280,348
3.00% due 10/1/2051	292,793	261,142
4.00% due 4/1/2047	9,449	9,159
4.00% due 11/1/2048	122,990	118,725
4.00% due 5/1/2049	16,350	15,789
4.00% due 7/1/2049	19,104	18,499
4.00% due 4/1/2052	346,254	328,211
4.50% due 1/1/2038	119,724	119,112
4.50% due 5/1/2038	25,017	24,878
4.50% due 11/1/2048	24,362	24,016
4.50% due 8/1/2049	58,317	57,905
4.50% due 7/1/2052	927,381	899,955
4.50% due 8/1/2052	57,092	55,404
4.50% due 9/1/2052	59,927	58,154
4.50% due 10/1/2052	88,367	85,788
5.00% due 11/1/2043	129,517	129,377
5.00% due 10/1/2052	243,994	241,861
5.00% due 1/1/2053	127,574	126,410
5.00% due 4/1/2053	119,398	118,185
5.50% due 9/1/2052	251,290	253,215
5.50% due 2/1/2053	25,695	25,834
5.50% due 3/1/2053	37,324	37,526
5.50% due 9/1/2053	111,648	112,859

Federal National Mortgage Association
2.00% due 4/1/2036	22,756	20,522
2.00% due 6/1/2036	9,124	8,221
2.00% due 9/1/2036	32,311	29,100
2.00% due 3/1/2037	17,909	16,093
2.00% due 12/1/2050	1,207,286	992,349
2.00% due 2/1/2051	119,556	99,121
2.50% due 2/1/2041	64,244	57,315
2.50% due 5/1/2051	978,286	840,644
3.00% due 6/1/2051	247,687	222,260
3.00% due 10/1/2051	756,253	669,904
3.50% due 6/1/2037	68,804	66,243
3.50% due 4/1/2050	93,433	86,337
3.50% due 7/1/2051	518,464	478,887
3.50% due 4/1/2052	377,349	347,264
4.00% due 1/1/2038	547,487	537,337

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

December 31, 2023	Principal Amount	Value
Agency Mortgage–Backed Securities (continued)
4.00% due 3/1/2046	$9,367	$9,059
4.00% due 1/1/2049	11,944	11,551
4.00% due 8/1/2049	8,292	8,038
4.00% due 8/1/2051	11,021	10,672
4.00% due 8/1/2052	133,196	126,134
4.00% due 9/1/2052	214,294	203,004
4.00% due 10/1/2052	133,519	126,444
4.50% due 1/1/2038	125,303	124,663
4.50% due 4/1/2038	465,015	462,419
4.50% due 7/1/2048	82,642	82,332
4.50% due 11/1/2048	35,363	35,172
4.50% due 10/1/2050	17,836	17,583
4.50% due 8/1/2052	41,650	40,423
4.50% due 9/1/2052	241,202	234,784
4.50% due 11/1/2052	82,610	80,785
4.50% due 1/1/2053	145,736	141,580
5.00% due 8/1/2043	80,020	80,000
5.00% due 8/1/2052	681,961	675,074
5.00% due 9/1/2052	39,169	38,798
5.00% due 10/1/2052	26,158	25,907
5.00% due 5/1/2053	284,675	281,782
5.50% due 1/1/2053	157,066	157,946
5.50% due 8/1/2053	37,042	37,245

Freddie Mac Multifamily Structured Pass-Through Certificates
Series K-150, Class A2 3.71% due 9/25/2032(2)(3)	78,000	74,040
Series K-156, Class A2 4.43% due 2/25/2033(2)(3)	165,000	165,021

Government National Mortgage Association
2.00% due 12/20/2050	422,542	358,543
2.00% due 1/20/2051	115,480	97,960
2.00% due 2/20/2051	101,709	86,213
2.50% due 5/20/2051	528,498	463,705
2.50% due 8/20/2051	530,312	464,599
3.00% due 1/20/2051	496,843	452,357
3.00% due 5/20/2051	502,632	456,607
3.50% due 1/20/2052	453,621	422,804
3.50% due 2/20/2052	448,249	417,797
4.00% due 4/20/2052	85,625	81,679
4.00% due 5/20/2052	244,582	233,627
4.00% due 8/20/2052	360,363	343,756
4.50% due 8/20/2048	178,194	176,210

Uniform Mortgage-Backed Security 5.50% due 1/1/2054(4)	177,000	177,908

Total Agency Mortgage–Backed Securities (Cost $20,424,374)		20,210,220
Asset–Backed Securities – 1.1%

CF Hippolyta Issuer LLC Series 2021-1A, Class A1 1.53% due 3/15/2061(5)	183,777	164,667
Series 2022-1A, Class A1 5.97% due 8/15/2062(5)	97,713	95,993

Enterprise Fleet Financing LLC Series 2023-3, Class A2 6.40% due 3/20/2030(5)	245,000	250,435

December 31, 2023	Principal Amount	Value
Asset–Backed Securities (continued)

GM Financial Consumer Automobile Receivables Trust
Series 2023-1, Class A2A 5.19% due 3/16/2026	$59,359	$59,231
Series 2023-2, Class A3 4.47% due 2/16/2028	105,000	104,333

Kubota Credit Owner Trust Series 2023-2A, Class A3 5.28% due 1/18/2028(5)	155,000	156,757

Navient Private Education Refi Loan Trust Series 2023-A, Class A 5.51% due 10/15/2071(5)	194,402	194,711

New Economy Assets Phase 1 Sponsor LLC Series 2021-1, Class A1 1.91% due 10/20/2061(5)	335,000	294,806

Retained Vantage Data Centers Issuer LLC Series 2023-1A, Class A2A 5.00% due 9/15/2048(5)	371,000	347,153

SFS Auto Receivables Securitization Trust Series 2023-1A, Class A2A 5.89% due 3/22/2027(5)	72,242	72,384

Vantage Data Centers Issuer LLC Series 2021-1A, Class A2 2.165% due 10/15/2046(5)	200,000	179,894

Wheels Fleet Lease Funding 1 LLC Series 2023-1A, Class A 5.80% due 4/18/2038(5)	375,000	376,851
Series 2023-2A, Class A 6.46% due 8/18/2038(5)	165,000	168,467

Total Asset–Backed Securities (Cost $2,466,366)		2,465,682
Corporate Bonds & Notes – 9.3%

Aerospace & Defense – 0.3%

HEICO Corp. 5.25% due 8/1/2028	304,000	310,816
5.35% due 8/1/2033	309,000	317,170

		627,986
Airlines – 0.0%

United Airlines Pass-Through Trust Series 2016-1, Class AA 3.10% due 7/7/2028	41,004	37,491

		37,491
Auto Manufacturers – 0.1%

Daimler Truck Finance North America LLC 5.15% due 1/16/2026(5)	150,000	150,497

		150,497
Beverages – 0.0%

Anheuser-Busch InBev Worldwide, Inc. 4.60% due 4/15/2048	34,000	32,226

		32,226

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

December 31, 2023	Principal Amount	Value
Biotechnology – 0.0%

Gilead Sciences, Inc. 5.55% due 10/15/2053	$50,000	$54,303

		54,303
Building Materials – 0.0%

Carrier Global Corp. 5.90% due 3/15/2034(5)	25,000	27,106
6.20% due 3/15/2054(5)	20,000	23,238

		50,344
Commercial Banks – 2.4%

Bank of America Corp. 1.734% (1.734% fixed rate until 7/22/2026; SOFR + 0.96% thereafter) due 7/22/2027(3)	256,000	234,563
5.819% (5.819% fixed rate until 9/15/2028; SOFR + 1.57% thereafter) due 9/15/2029(3)	148,000	152,917

Bank of America NA 5.526% due 8/18/2026	295,000	300,513

Bank of New York Mellon Corp. Series J 4.967% (4.967% fixed rate until 4/26/2033; SOFR + 1.61% thereafter) due 4/26/2034(3)	214,000	213,439

BNP Paribas SA 5.894% (5.894% fixed rate until 12/5/2033; SOFR + 1.87% thereafter) due 12/5/2034(3)(5)	230,000	240,826

BPCE SA 6.714% (6.714% fixed rate until 10/19/2028; SOFR + 2.27% thereafter) due 10/19/2029(3)(5)	325,000	342,667

Commonwealth Bank of Australia 5.071% due 9/14/2028(5)	250,000	255,725

Credit Agricole SA 6.316% (6.316% fixed rate until 10/3/2028; SOFR + 1.86% thereafter) due 10/3/2029(3)(5)	500,000	524,850

Credit Suisse AG 7.50% due 2/15/2028	500,000	548,440

Danske Bank AS 1.621% (1.621% fixed rate until 9/11/2025; 1 yr. CMT rate + 1.35% thereafter) due 9/11/2026(3)(5)	256,000	238,935
6.259% (6.259% fixed rate until 9/22/2025; 1 yr. CMT rate + 1.18% thereafter) due 9/22/2026(3)(5)	205,000	208,438

Deutsche Bank AG 6.819% (6.819% fixed rate until 11/20/2028; SOFR + 2.51% thereafter) due 11/20/2029(3)	255,000	268,523

December 31, 2023	Principal Amount	Value
Commercial Banks (continued)

JPMorgan Chase & Co. 4.912% (4.912% fixed rate until 7/25/2032; SOFR + 2.08% thereafter) due 7/25/2033(3)	$107,000	$105,936

M&T Bank Corp. 4.553% (4.553% fixed rate until 8/16/2027; SOFR + 1.78% thereafter) due 8/16/2028(3)	190,000	183,361
7.413% (7.413% fixed rate until 10/30/2028; SOFR + 2.80% thereafter) due 10/30/2029(3)	310,000	334,276

Morgan Stanley 1.928% (1.928% fixed rate until 4/28/2031; SOFR + 1.02% thereafter) due 4/28/2032(3)	123,000	98,862
4.35% due 9/8/2026	268,000	263,246

UBS Group AG 6.301% (6.301% fixed rate until 9/22/2033; 1 yr. CMT rate + 2.00% thereafter) due 9/22/2034(3)(5)	200,000	211,510

Wells Fargo & Co. 3.00% due 2/19/2025	88,000	86,044
4.897% (4.897% fixed rate until 7/25/2032; SOFR + 2.10% thereafter) due 7/25/2033(3)	229,000	223,527
6.303% (6.303% fixed rate until 10/23/2028; SOFR + 1.79% thereafter) due 10/23/2029(3)	220,000	232,186

		5,268,784
Commercial Services – 0.2%

Ashtead Capital, Inc. 2.45% due 8/12/2031(5)	400,000	326,156

ERAC USA Finance LLC 5.40% due 5/1/2053(5)	87,000	91,702

UL Solutions, Inc. 6.50% due 10/20/2028(5)	75,000	78,896

		496,754
Diversified Financial Services – 0.5%

American Express Co. 5.043% (5.043% fixed rate until 5/1/2033; SOFR + 1.84% thereafter) due 5/1/2034(3)	488,000	487,912
6.489% (6.489% fixed rate until 10/30/2028; SOFR + 1.94% thereafter) due 10/30/2031(3)	25,000	27,134

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

December 31, 2023	Principal Amount	Value
Diversified Financial Services (continued)

Capital One Financial Corp. 6.312% (6.312% fixed rate until 6/8/2028; SOFR + 2.64% thereafter) due 6/8/2029(3)	$125,000	$128,449
7.149% (7.149% fixed rate until 10/29/2026; SOFR + 2.44% thereafter) due 10/29/2027(3)	70,000	72,719

Intercontinental Exchange, Inc. 4.00% due 9/15/2027	4,000	3,932
4.35% due 6/15/2029	374,000	372,889

Nasdaq, Inc. 5.95% due 8/15/2053	25,000	26,950
6.10% due 6/28/2063	20,000	21,769

		1,141,754
Electric – 1.1%

Alabama Power Co. Series 20-A 1.45% due 9/15/2030	18,000	14,599

Appalachian Power Co. 3.40% due 6/1/2025	118,000	115,356

Arizona Public Service Co. 3.35% due 5/15/2050	24,000	17,183
3.75% due 5/15/2046	10,000	7,658
4.25% due 3/1/2049	28,000	22,675
4.35% due 11/15/2045	120,000	101,438

Dominion Energy, Inc. 3.375% due 4/1/2030	39,000	35,974
4.85% due 8/15/2052	75,000	69,387
5.375% due 11/15/2032	443,000	455,081

Duke Energy Corp. 2.65% due 9/1/2026	41,000	38,909

Georgia Power Co. 4.70% due 5/15/2032	299,000	298,208
4.75% due 9/1/2040	38,000	35,505
5.125% due 5/15/2052	132,000	131,340

Metropolitan Edison Co. 5.20% due 4/1/2028(5)	10,000	10,081

NextEra Energy Capital Holdings, Inc. 5.749% due 9/1/2025	85,000	85,891

Pacific Gas & Electric Co. 4.50% due 7/1/2040	577,100	488,550
4.55% due 7/1/2030	205,150	195,594

Pennsylvania Electric Co. 3.60% due 6/1/2029(5)	34,000	31,605
5.15% due 3/30/2026(5)	5,000	4,991

Southern California Edison Co. 3.70% due 8/1/2025	26,000	25,479
4.00% due 4/1/2047	29,000	23,859
4.65% due 10/1/2043	12,000	10,976
5.875% due 12/1/2053	115,000	124,543

Texas Electric Market Stabilization Funding LLC Series A-1 4.265% due 8/1/2034(5)	202,268	196,343

		2,541,225

December 31, 2023	Principal Amount	Value
Entertainment – 0.1%

Warnermedia Holdings, Inc. 4.054% due 3/15/2029	$184,000	$174,726

		174,726
Gas – 0.1%

Boston Gas Co. 3.15% due 8/1/2027(5)	35,000	32,671

KeySpan Gas East Corp. 2.742% due 8/15/2026(5)	162,000	150,940

Southern Co. Gas Capital Corp. 5.75% due 9/15/2033	105,000	110,588

		294,199
Healthcare-Products – 0.1%

Alcon Finance Corp. 5.375% due 12/6/2032(5)	200,000	206,460

		206,460
Healthcare-Services – 0.3%

Humana, Inc. 5.50% due 3/15/2053	110,000	114,250
5.875% due 3/1/2033	125,000	133,356
5.95% due 3/15/2034	150,000	160,857

Providence St. Joseph Health Obligated Group 5.403% due 10/1/2033	285,000	290,814

Sutter Health Series 20A 2.294% due 8/15/2030	25,000	21,367

		720,644
Insurance – 0.5%

American International Group, Inc. 3.40% due 6/30/2030	72,000	66,334

Athene Global Funding 2.50% due 3/24/2028(5)	382,000	338,712

Athene Holding Ltd. 5.875% due 1/15/2034	220,000	222,708

Corebridge Financial, Inc. 5.75% due 1/15/2034	240,000	246,936
6.05% due 9/15/2033(5)	60,000	62,693

Corebridge Global Funding 5.90% due 9/19/2028(5)	35,000	36,176

Equitable Financial Life Global Funding 1.40% due 8/27/2027(5)	162,000	141,381

		1,114,940
Machinery-Diversified – 0.3%

John Deere Capital Corp. Series I 5.15% due 9/8/2033	518,000	546,304

		546,304
Mining – 0.3%

Glencore Funding LLC 5.70% due 5/8/2033(5)	45,000	46,860
6.375% due 10/6/2030(5)	470,000	505,776
6.50% due 10/6/2033(5)	104,000	113,659

		666,295

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

December 31, 2023	Principal Amount	Value
Oil & Gas – 0.4%

Equinor ASA 3.00% due 4/6/2027	$359,000	$343,753
3.125% due 4/6/2030	24,000	22,598

Occidental Petroleum Corp. 6.125% due 1/1/2031	128,000	133,046
6.20% due 3/15/2040	245,000	252,864
6.45% due 9/15/2036	102,000	108,216

		860,477
Pharmaceuticals – 0.1%

Pfizer Investment Enterprises Pte. Ltd. 5.11% due 5/19/2043	245,000	244,843

		244,843
Pipelines – 0.5%

Cheniere Energy Partners LP 4.00% due 3/1/2031	428,000	389,407

Columbia Pipelines Operating Co. LLC 5.927% due 8/15/2030(5)	45,000	46,573
6.497% due 8/15/2043(5)	89,000	95,690

Eastern Gas Transmission & Storage, Inc. 3.60% due 12/15/2024	24,000	23,587

Enbridge, Inc. 6.70% due 11/15/2053	49,000	57,246

Energy Transfer LP 4.95% due 6/15/2028	12,000	11,979

Galaxy Pipeline Assets Bidco Ltd. 2.625% due 3/31/2036(5)	245,000	202,319

Gray Oak Pipeline LLC 2.60% due 10/15/2025(5)	85,000	80,621
3.45% due 10/15/2027(5)	15,000	13,974

Targa Resources Corp. 6.15% due 3/1/2029	105,000	110,031

		1,031,427
Real Estate – 0.1%

Jones Lang LaSalle, Inc. 6.875% due 12/1/2028	290,000	306,692

		306,692
Real Estate Investment Trusts – 1.0%

American Tower Trust I 5.49% due 3/15/2028(5)	315,000	318,834

Extra Space Storage LP 5.50% due 7/1/2030	60,000	61,436
5.90% due 1/15/2031	120,000	125,550

GLP Capital LP/GLP Financing II, Inc. 6.75% due 12/1/2033	250,000	269,722

LXP Industrial Trust 6.75% due 11/15/2028	365,000	383,911

Realty Income Corp. 4.90% due 7/15/2033	613,000	614,551

VICI Properties LP/VICI Note Co., Inc. 5.75% due 2/1/2027(5)	325,000	326,521

		2,100,525

December 31, 2023	Principal Amount	Value
Semiconductors – 0.1%

Broadcom, Inc. 3.469% due 4/15/2034(5)	$317,000	$276,316

		276,316
Software – 0.2%

Microsoft Corp. 4.50% due 6/15/2047(5)	127,000	124,786

Oracle Corp. 3.65% due 3/25/2041	352,000	280,224

		405,010
Telecommunications – 0.2%

AT&T, Inc. 3.65% due 6/1/2051	95,000	71,753
3.85% due 6/1/2060	19,000	14,232
4.30% due 2/15/2030	61,000	59,766
4.30% due 12/15/2042	26,000	22,672

T-Mobile USA, Inc. 6.00% due 6/15/2054	80,000	88,084

Verizon Communications, Inc. 2.875% due 11/20/2050	50,000	34,019
2.987% due 10/30/2056	70,000	46,524
3.00% due 11/20/2060	49,000	32,152

		369,202
Trucking & Leasing – 0.4%

DAE Funding LLC 1.55% due 8/1/2024(5)	294,000	286,418

Penske Truck Leasing Co. LP/PTL Finance Corp. 3.95% due 3/10/2025(5)	203,000	199,283
5.55% due 5/1/2028(5)	130,000	132,165
5.70% due 2/1/2028(5)	240,000	245,131

		862,997

Total Corporate Bonds & Notes (Cost $19,960,760)		20,582,421
Municipals – 0.7%

Chicago Transit Authority Sales & Transfer Tax Receipts Revenue Series A 6.899% due 12/1/2040	48,515	55,408

Dallas Fort Worth International Airport Series A 4.087% due 11/1/2051	100,000	88,637

Metropolitan Transportation Authority Series C2 5.175% due 11/15/2049	105,000	102,006

Municipal Electric Authority of Georgia Series A 6.637% due 4/1/2057	148,000	169,925

Regents of the University of California Medical Center Pooled Revenue Series N 3.006% due 5/15/2050	125,000	87,879

14	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

December 31, 2023	Principal Amount	Value
Municipals (continued)

State of Illinois 5.10% due 6/1/2033	$760,000	$752,311

Texas Natural Gas Securitization Finance Corp. 5.102% due 4/1/2035	120,000	122,529
5.169% due 4/1/2041	90,000	93,398

Total Municipals (Cost $1,521,223)		1,472,093
Non–Agency Mortgage–Backed Securities – 0.8%

BX Commercial Mortgage Trust Series 2021-VOLT, Class A 6.176% due 9/15/2036(2)(3)(5)	100,000	97,602

Fannie Mae REMICs Series 2013-36, Class Z 3.00% due 4/25/2043	235,223	213,653
Series 2013-83, Class NZ 3.50% due 8/25/2043	236,626	222,165
Series 2020-27, Class HC 1.50% due 10/25/2049	390,322	312,842

Freddie Mac REMICs Series 3967, Class ZP 4.00% due 9/15/2041	257,200	248,324
Series 5170, Class DP 2.00% due 7/25/2050	240,000	207,184

Ginnie Mae REMICs Series 2021-215, Class KA 2.50% due 10/20/2049	288,943	255,880

Stack Infrastructure Issuer LLC Series 2023-2A, Class A2 5.90% due 7/25/2048(5)	340,000	335,637

Total Non–Agency Mortgage–Backed Securities (Cost $1,966,494)		1,893,287
U.S. Government Securities – 13.0%

U.S. Treasury Bonds 2.25% due 2/15/2052	1,253,700	873,280
2.375% due 2/15/2042	1,694,000	1,304,645
3.25% due 5/15/2042	25,000	22,020
3.375% due 8/15/2042	129,600	115,992
3.625% due 2/15/2053	796,300	738,693
3.625% due 5/15/2053	890,900	827,563
3.875% due 2/15/2043	1,505,800	1,441,098
3.875% due 5/15/2043	820,300	785,053
4.00% due 11/15/2042	976,900	952,935
4.00% due 11/15/2052	882,100	874,106
4.125% due 8/15/2053	268,100	272,289
4.375% due 8/15/2043	388,000	397,518
4.75% due 11/15/2043	369,000	397,136
4.75% due 11/15/2053	278,000	313,228

U.S. Treasury Notes 2.625% due 4/15/2025	1,575,000	1,536,179
2.625% due 5/31/2027	210,000	201,124
2.75% due 4/30/2027	1,024,500	986,001
2.75% due 7/31/2027	195,000	187,307
3.125% due 8/15/2025	260,000	254,810
3.125% due 8/31/2027	269,000	261,603
3.50% due 9/15/2025	150,000	147,803
3.50% due 1/31/2028	80,300	79,089
3.50% due 4/30/2028	519,000	511,215
3.50% due 4/30/2030	70,000	68,529

December 31, 2023	Principal Amount	Value
U.S. Government Securities (continued)
3.625% due 5/15/2026	$924,000	$913,605
3.625% due 3/31/2028	113,000	111,852
3.625% due 5/31/2028	204,000	202,040
3.75% due 4/15/2026	575,000	569,789
3.75% due 5/31/2030	78,000	77,427
3.75% due 6/30/2030	247,000	245,186
3.875% due 4/30/2025	990,000	981,106
3.875% due 11/30/2027	549,000	548,142
3.875% due 12/31/2027	219,600	219,411
3.875% due 12/31/2029	237,100	237,026
4.00% due 12/15/2025	332,000	330,288
4.00% due 2/29/2028	287,400	288,568
4.00% due 6/30/2028	206,000	207,159
4.00% due 10/31/2029	257,000	258,606
4.00% due 7/31/2030	57,200	57,611
4.125% due 9/30/2027	423,400	426,278
4.125% due 10/31/2027	519,000	522,568
4.125% due 7/31/2028	493,200	498,749
4.25% due 5/31/2025	600,000	597,773
4.375% due 8/15/2026	135,000	135,949
4.375% due 8/31/2028	642,700	657,060
4.375% due 11/30/2028	410,000	419,994
4.375% due 11/30/2030	20,000	20,603
4.50% due 7/15/2026	275,000	277,643
4.50% due 11/15/2033	393,000	413,448
4.625% due 3/15/2026	40,000	40,359
4.625% due 9/15/2026	198,000	200,784
4.625% due 10/15/2026	157,000	159,392
4.625% due 11/15/2026	818,000	831,229
4.625% due 9/30/2028	997,800	1,030,930
4.75% due 7/31/2025	20,000	20,093
4.875% due 11/30/2025	787,000	795,270
4.875% due 10/31/2028	1,147,000	1,198,346
4.875% due 10/31/2030	121,000	128,203
5.00% due 8/31/2025	680,000	686,348
5.00% due 9/30/2025	993,000	1,003,240

Total U.S. Government Securities (Cost $29,196,447)		28,861,291
U.S. Treasury Bills – 0.5%

U.S. Treasury Bills 4.962% due 8/8/2024(6)	675,000	655,495
5.319% due 2/29/2024(6)	175,000	173,516
5.352% due 4/9/2024(6)	250,000	246,454

Total U.S. Treasury Bills (Cost $1,073,896)		1,075,465

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

December 31, 2023	Value

Total Investments – 99.5% (Cost $198,294,338)	$220,707,482

Assets in excess of other liabilities – 0.5%	1,194,610

Total Net Assets – 100.0%	$221,902,092

(1)	Non–income–producing security.
(2)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(3)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2023.
(4)	TBA – To be announced.
(5)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2023, the aggregate market value of these securities amounted to $9,682,882, representing 4.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(6)	Interest rate shown reflects the discount rate at time of purchase.

Open futures contracts at December 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 5-Year Treasury Note	March 2024	5	Long	$530,381	$543,867	$13,486

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. Ultra 10-Year Treasury Note	March 2024	3	Short	$(342,250)	$(354,047)	$(11,797)

Legend:

ADR — American Depositary Receipt

CMT — Constant Maturity Treasury

REITs — Real Estate Investment Trusts

REMICs — Real Estate Mortgage Investment Conduits

SOFR — Secured Overnight Financing Rate

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$144,147,023	$—	$—	$144,147,023
Agency Mortgage–Backed Securities	—	20,210,220	—	20,210,220
Asset–Backed Securities	—	2,465,682	—	2,465,682
Corporate Bonds & Notes	—	20,582,421	—	20,582,421
Municipals	—	1,472,093	—	1,472,093
Non–Agency Mortgage–Backed Securities	—	1,893,287	—	1,893,287
U.S. Government Securities	—	28,861,291	—	28,861,291
U.S. Treasury Bills	—	1,075,465	—	1,075,465
Total	$144,147,023	$76,560,459	$—	$220,707,482
Other Financial Instruments
Futures Contracts
Assets	$13,486	$—	$—	$13,486
Liabilities	(11,797)	—	—	(11,797)
Total	$1,689	$—	$—	$1,689

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN BALANCED ALLOCATION VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$220,707,482

Receivable for investments sold	2,256,982

Dividends/interest receivable	713,566

Cash deposits with brokers for futures contracts	4,895

Prepaid expenses	7,625

Total Assets	223,690,550

Liabilities

Payable for investments purchased	1,387,678

Due to custodian	161,230

Investment advisory fees payable	89,421

Distribution fees payable	46,574

Accrued custodian and accounting fees	27,068

Accrued audit fees	23,950

Payable for fund shares redeemed	21,016

Payable for variation margin on futures contracts	4,189

Accrued trustees’ and officers’ fees	1,550

Accrued expenses and other liabilities	25,782

Total Liabilities	1,788,458

Total Net Assets	$221,902,092

Net Assets Consist of:

Paid-in capital	$198,954,226

Distributable earnings	22,947,866

Total Net Assets	$221,902,092

Investments, at Cost	$198,294,338

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	19,902,412

Net Asset Value Per Share	$11.15

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Interest	$3,275,165

Dividends	1,701,757

Withholding taxes on foreign dividends	(3,429)

Total Investment Income	4,973,493

Expenses

Investment advisory fees	1,042,426

Distribution fees	542,930

Custodian and accounting fees	103,133

Professional fees	82,433

Trustees’ and officers’ fees	52,394

Administrative fees	41,441

Transfer agent fees	17,990

Shareholder reports	16,915

Other expenses	11,965

Total Expenses	1,911,627

Net Investment Income/(Loss)	3,061,866

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Derivative Contracts and Foreign Currency Transactions

Net realized gain/(loss) from investments	2,080,174

Net realized gain/(loss) from futures contracts	64,961

Net realized gain/(loss) from foreign currency transactions	(1)

Net change in unrealized appreciation/(depreciation) on investments	30,480,551

Net change in unrealized appreciation/(depreciation) on futures contracts	7,628

Net Gain on Investments, Derivative Contracts and Foreign Currency Transactions	32,633,313

Net Increase in Net Assets Resulting From Operations	$35,695,179

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — GUARDIAN BALANCED ALLOCATION VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Period Ended 12/31/22[1]

Operations

Net investment income/(loss)	$3,061,866	$1,749,057

Net realized gain/(loss) from investments, derivative contracts and foreign currency transactions	2,145,134	(6,423,024)

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	30,488,179	(8,073,346)

Net Increase/(Decrease) in Net Assets Resulting from Operations	35,695,179	(12,747,313)

Capital Share Transactions

Proceeds from sales of shares	1,554,263	243,244,258

Cost of shares redeemed	(29,544,596)	(16,299,699)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(27,990,333)	226,944,559

Net Increase in Net Assets	7,704,846	214,197,246

Net Assets

Beginning of period	214,197,246	—

End of period	$221,902,092	$214,197,246

Other Information:

Shares

Sold	152,685	24,337,152

Redeemed	(2,891,540)	(1,695,885)

Net Increase/(Decrease)	(2,738,855)	22,641,267

[1]	Commenced operations on May 2, 2022.

18	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

19

FINANCIAL INFORMATION — GUARDIAN BALANCED ALLOCATION VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$9.46	$0.14	$1.55	$1.69	$11.15	17.86%

Period Ended 12/31/22(4)	10.00	0.07	(0.61)	(0.54)	9.46	(5.40)%(5)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN BALANCED ALLOCATION VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$221,902	0.88%	0.88%	1.41%	1.41%	93%

214,197	0.86%(5)	0.86%(5)	1.17%(5)	1.17%(5)	59%(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on May 2, 2022.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2022, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Balanced Allocation VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on May 2, 2022. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer.

Exchange-traded financial futures contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the

22

NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

23

NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund.

The Fund may also enter into cleared swaps with a central clearinghouse. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty serving as the clearinghouse, and performance of the transaction is effectively guaranteed against default by such counterparty, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction.

The Fund may not achieve the anticipated benefits of swap contracts and may realize a loss. There were no credit default swaps held as of December 31, 2023.

e. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

24

NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

f. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

g. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

h. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.48% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.89% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue did not waive any fees or pay any Fund expenses.

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for

25

NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $542,930 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2023, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$129,027,955	$67,963,313
Sales	150,778,672	59,027,014

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

f. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of

26

NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

Investments. As of December 31, 2023, the Fund did not hold any restricted, other than 144A restricted securities or illiquid securities.

g. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

h. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as “prepayment risk”) or later (known as “extension risk”) than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

i. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

j. Derivative Instruments Investments in derivatives (including short exposures through derivatives) pose risks in addition to, and potentially greater than, those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk, and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund. The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2023 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. With respect to exchange traded futures, the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures contracts against default.

Under certain market conditions, the Fund may use credit default swaps. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty

27

NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2023, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$13,486

Liability Derivatives
Futures Contracts[1]	$(11,797)
[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2023 were as follows:

Interest Rate Contracts

Net Realized Gain/(Loss)
Futures Contracts[1]	$64,961

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[2]	$7,628

Average Number of Notional Amounts
Futures Contracts[3]	33
[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

k. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

28

NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Balanced Allocation VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Balanced Allocation VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2023 and for the period May 2, 2022 (commencement of operations) through December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period May 2, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service5	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

35

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

36

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11738

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Equity Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Equity Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN EQUITY INCOME VIP FUND

FUND COMMENTARY OF WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Equity Income VIP Fund (the “Fund”) returned 7.41% for the 12 months ended December 31, 2023, underperforming its benchmark, the Russell 1000® Value Index[1] (the “Index”). The Fund’s underperformance relative to the Index was mainly driven by sector allocation within the communication services, utilities, and health care sectors. Security selection also detracted from relative results.

•	The Index returned 11.46% for the same period. Within the Index, the communication services, information technology, and industrials sectors had the strongest absolute performance while the utilities, health care, and consumer staples sectors posted negative returns during the period.

Market Overview

U.S. equities, as measured by the Index, rose over the 12 months ended December 31, 2023, amid easing inflation, optimism for lower interest rates, strong performance in select mega-cap technology companies, and steady gross domestic product (GDP) growth. U.S. equities advanced during the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (the “Fed”) slowed its pace of monetary policy tightening, raising interest rates by 25 basis points (bps) in February and March, to a range between 4.75%-5%. U.S. equities rose again in the second quarter of 2023, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI). U.S. equities fell in the third quarter of 2023, pressured by rising U.S. Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” Economic data released during the third quarter of 2023 indicated healthy momentum in the U.S. economy after GDP in the second quarter grew at a surprisingly strong 2.1% annualized rate. U.S. equities registered their largest quarterly return in three years for the fourth quarter of 2023 as gains broadened beyond those of the “Magnificent Seven”2 stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending U.S. Treasury yields lower and driving stocks higher. The Summary of Economic Projections issued by the Fed implied that policymakers anticipate 75 bps of interest-rate cuts in 2024.

Portfolio Review

Sector allocation, a residual component of our bottom-up stock selection process, was the primary driver of underperformance relative to the Index during the period. Our underweight allocation to the communication services sector and overweight allocations to the utilities and heath care sectors detracted from the Fund’s performance relative to the Index, partially offset by our overweight allocation to the information technology sector. Stock selection also weighed on results relative to the Index during the period. Weak stock selection in the industrials, information technology, and consumer staples sectors was partially offset by stronger selection in the energy, materials, and financials sectors.

Outlook

As we look ahead, we believe our investment universe remains rich with new opportunities. We continue to focus on finding high-quality businesses that we believe have strong balance sheets and sustainable dividends for the Fund’s portfolio. We are spending significant time on our downside stress-test scenarios as we seek sustainable dividends and long-term value potential of the holdings in the Fund’s portfolio.

[1]

The Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]	Currently, the “Magnificent Seven” stocks include Apple (AAPL), Microsoft (MSFT), Alphabet (GOOGL), Amazon (AMZN), Nvidia (NVDA), Meta Platforms (META), and Tesla (TSLA).

1

GUARDIAN EQUITY INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $138,875,433

Sector Allocation[1] As of December 31, 2023

Top Ten Holdings[2] As of December 31, 2023

Holding	% of Total Net Assets
Merck & Co., Inc.	3.1%
Pfizer, Inc.	3.0%
JPMorgan Chase & Co.	3.0%
ConocoPhillips	2.6%
Johnson & Johnson	2.2%
Philip Morris International, Inc.	2.2%
EOG Resources, Inc.	2.1%
Rio Tinto PLC, ADR	2.1%
Cisco Systems, Inc.	2.0%
UnitedHealth Group, Inc.	1.8%
Total	24.1%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN EQUITY INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Equity Income VIP Fund	5/2/2022	7.41%	—	—	5.99%
Russell 1000® Value Index		11.46%	—	—	10.03%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Equity Income VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,052.50	$2.85	0.55%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN EQUITY INCOME VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 97.9%

Aerospace & Defense – 2.8%

General Dynamics Corp.	8,831	$2,293,146

L3Harris Technologies, Inc.	7,340	1,545,951

		3,839,097
Air Freight & Logistics – 1.3%

United Parcel Service, Inc., Class B	11,593	1,822,767

		1,822,767
Banks – 8.3%

JPMorgan Chase & Co.	24,472	4,162,687

M&T Bank Corp.	15,139	2,075,254

New York Community Bancorp, Inc.	170,829	1,747,581

Regions Financial Corp.	94,671	1,834,724

Royal Bank of Canada (Canada)	16,568	1,675,493

		11,495,739
Beverages – 3.1%

Keurig Dr Pepper, Inc.	62,040	2,067,173

Pernod Ricard SA (France)	12,390	2,190,925

		4,258,098
Biotechnology – 1.7%

Gilead Sciences, Inc.	29,231	2,368,003

		2,368,003
Building Products – 1.0%

Johnson Controls International PLC	24,766	1,427,512

		1,427,512
Capital Markets – 7.2%

Ares Management Corp., Class A	15,493	1,842,427

Goldman Sachs Group, Inc.	4,240	1,635,665

Intercontinental Exchange, Inc.	18,065	2,320,088

Morgan Stanley	20,287	1,891,763

Raymond James Financial, Inc.	21,160	2,359,340

		10,049,283
Chemicals – 2.8%

Celanese Corp.	7,741	1,202,719

LyondellBasell Industries NV, Class A	13,549	1,288,239

PPG Industries, Inc.	8,900	1,330,995

		3,821,953
Communications Equipment – 2.0%

Cisco Systems, Inc.	53,938	2,724,948

		2,724,948
Distributors – 1.2%

LKQ Corp.	35,783	1,710,070

		1,710,070
Electric Utilities – 3.9%

American Electric Power Co., Inc.	26,179	2,126,258

Exelon Corp.	57,584	2,067,266

NextEra Energy, Inc.	20,344	1,235,695

		5,429,219
Electrical Equipment – 1.5%

Emerson Electric Co.	21,674	2,109,530

		2,109,530

December 31, 2023	Shares	Value
Electronic Equipment, Instruments & Components – 2.3%

Corning, Inc.	48,824	$1,486,691

TE Connectivity Ltd.	11,881	1,669,280

		3,155,971
Financial Services – 0.9%

Equitable Holdings, Inc.	39,508	1,315,616

		1,315,616
Food Products – 2.3%

Archer-Daniels-Midland Co.	24,201	1,747,796

Kellanova	24,950	1,394,955

		3,142,751
Gas Utilities – 1.5%

Atmos Energy Corp.	17,469	2,024,657

		2,024,657
Ground Transportation – 1.0%

Canadian National Railway Co. (Canada)	11,124	1,398,213

		1,398,213
Health Care Equipment & Supplies – 1.0%

Becton Dickinson & Co.	5,602	1,365,936

		1,365,936
Health Care Providers & Services – 3.1%

Elevance Health, Inc.	3,649	1,720,722

UnitedHealth Group, Inc.	4,904	2,581,809

		4,302,531
Hotel & Resort REITs – 1.1%

Host Hotels & Resorts, Inc.	75,308	1,466,247

		1,466,247
Household Durables – 1.0%

Lennar Corp., Class A	9,087	1,354,326

		1,354,326
Industrial Conglomerates – 1.9%

Honeywell International, Inc.	5,379	1,128,030

Siemens AG, ADR	4,843	453,014

Siemens AG, Reg S (Germany)	5,701	1,069,337

		2,650,381
Insurance – 4.3%

American International Group, Inc.	24,691	1,672,815

Chubb Ltd.	8,220	1,857,720

MetLife, Inc.	36,358	2,404,355

		5,934,890
IT Services – 0.8%

Amdocs Ltd.	13,062	1,148,019

		1,148,019
Metals & Mining – 3.3%

Barrick Gold Corp.	91,538	1,655,923

Rio Tinto PLC, ADR	38,646	2,877,581

		4,533,504
Multi-Utilities – 2.6%

Dominion Energy, Inc.	32,713	1,537,511

Sempra	27,731	2,072,338

		3,609,849

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN EQUITY INCOME VIP FUND

December 31, 2023	Shares	Value

Oil, Gas & Consumable Fuels – 9.1%

ConocoPhillips	31,811	$3,692,303

Coterra Energy, Inc.	67,963	1,734,416

Diamondback Energy, Inc.	7,223	1,120,143

Enbridge, Inc. (Canada)	39,583	1,424,934

EOG Resources, Inc.	23,900	2,890,705

Phillips 66	13,469	1,793,262

		12,655,763
Personal Care Products – 2.7%

Kenvue, Inc.	67,515	1,453,598

Unilever PLC, ADR	48,728	2,362,333

		3,815,931
Pharmaceuticals – 10.8%

AstraZeneca PLC, ADR	25,604	1,724,430

Johnson & Johnson	19,787	3,101,414

Merck & Co., Inc.	38,980	4,249,600

Pfizer, Inc.	145,980	4,202,764

Roche Holding AG (Switzerland)	6,098	1,767,396

		15,045,604
Semiconductors & Semiconductor Equipment – 2.8%

Broadcom, Inc.	784	875,140

NXP Semiconductors NV	7,211	1,656,222

QUALCOMM, Inc.	9,720	1,405,804

		3,937,166
Specialized REITs – 4.7%

Crown Castle, Inc.	20,994	2,418,299

Gaming & Leisure Properties, Inc.	48,943	2,415,337

Weyerhaeuser Co.	50,022	1,739,265

		6,572,901
Specialty Retail – 1.0%

Tractor Supply Co.	6,460	1,389,094

		1,389,094

December 31, 2023	Shares	Value
Tobacco – 2.2%

Philip Morris International, Inc.	32,234	$3,032,575

		3,032,575
Wireless Telecommunication Services – 0.7%

T-Mobile U.S., Inc.	6,439	1,032,365

		1,032,365

Total Common Stocks (Cost $130,618,062)		135,940,509

	Principal Amount	Value
Repurchase Agreements – 1.9%
Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $2,726,878, due 1/2/2024(1)	$2,726,393	2,726,393

Total Repurchase Agreements (Cost $2,726,393)		2,726,393

Total Investments – 99.8% (Cost $133,344,455)		138,666,902

Assets in excess of other liabilities – 0.2%		208,531

Total Net Assets – 100.0%		$138,875,433

(1)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$3,006,300	$2,780,991

Legend:

ADR — American Depositary Receipt

REITs — Real Estate Investment Trusts

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$130,912,851	$5,027,658	*	$—	$135,940,509
Repurchase Agreements	—	2,726,393		—	2,726,393
Total	$130,912,851	$7,754,051		$—	$138,666,902

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN EQUITY INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$138,666,902

Foreign currency, at value	10

Dividends/interest receivable	183,044

Receivable for investments sold	182,930

Reimbursement receivable from adviser	16,085

Foreign tax reclaims receivable	15,244

Receivable for fund shares subscribed	2,043

Prepaid expenses	4,917

Total Assets	139,071,175

Liabilities

Payable for fund shares redeemed	85,763

Investment advisory fees payable	58,051

Accrued audit fees	22,803

Accrued custodian and accounting fees	8,921

Accrued trustees’ and officers’ fees	1,101

Accrued expenses and other liabilities	19,103

Total Liabilities	195,742

Total Net Assets	$138,875,433

Net Assets Consist of:

Paid-in capital	$125,478,223

Distributable earnings	13,397,210

Total Net Assets	$138,875,433

Investments, at Cost	$133,344,455

Foreign Currency, at Cost	$10

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	12,602,307

Net Asset Value Per Share	$11.02

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$4,390,129

Interest	29,781

Withholding taxes on foreign dividends	(61,924)

Total Investment Income	4,357,986

Expenses

Investment advisory fees	691,801

Professional fees	62,110

Custodian and accounting fees	43,062

Trustees’ and officers’ fees	33,893

Administrative fees	32,851

Transfer agent fees	14,874

Shareholder reports	10,935

Other expenses	7,839

Total Expenses	897,365

Less: Fees waived	(136,382)

Total Expenses, Net	760,983

Net Investment Income/(Loss)	3,597,003

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	3,006,347

Net realized gain/(loss) from foreign currency transactions	78

Net change in unrealized appreciation/(depreciation) on investments	3,067,950

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	1,268

Net Gain on Investments and Foreign Currency Transactions	6,075,643

Net Increase in Net Assets Resulting From Operations	$9,672,646

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN EQUITY INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Period Ended 12/31/22[1]

Operations

Net investment income/(loss)	$3,597,003	$2,629,736

Net realized gain/(loss) from investments and foreign currency transactions	3,006,425	(1,159,677)

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	3,069,218	2,254,505

Net Increase in Net Assets Resulting from Operations	9,672,646	3,724,564

Capital Share Transactions

Proceeds from sales of shares	5,297,926	155,355,075

Cost of shares redeemed	(19,203,659)	(15,971,119)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(13,905,733)	139,383,956

Net Increase/(Decrease) in Net Assets	(4,233,087)	143,108,520

Net Assets

Beginning of period	143,108,520	—

End of period	$138,875,433	$143,108,520

Other Information:

Shares

Sold	512,455	15,535,623

Redeemed	(1,854,623)	(1,591,148)

Net Increase/(Decrease)	(1,342,168)	13,944,475

[1]	Commenced operations on May 2, 2022.

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

9

FINANCIAL INFORMATION — GUARDIAN EQUITY INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$10.26	$0.27	$0.49	$0.76	$11.02	7.41%

Period Ended 12/31/22(4)	10.00	0.18	0.08	0.26	10.26	2.60%	(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN EQUITY INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$138,875	0.55%		0.65%		2.60%		2.50%		37%

143,109	0.54%	(5)	0.64%	(5)	2.68%	(5)	2.58%	(5)	36%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on May 2, 2022.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2022, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN EQUITY INCOME VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Equity Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on May 2, 2022. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks a high level of current income consistent with growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN EQUITY INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN EQUITY INCOME VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.50% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.55% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $136,382.

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN EQUITY INCOME VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $50,739,606 and $62,221,806, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN EQUITY INCOME VIP FUND

redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Equity Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Equity Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2023 and for the period May 2, 2022 (commencement of operations) through December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period May 2, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at

http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11739

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Select Mid Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Select Mid Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN SELECT MID CAP CORE VIP FUND

FUND COMMENTARY OF

FIAM LLC, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Select Mid Cap Core VIP Fund (the “Fund”) returned 16.30% for the 12 months ended December 31, 2023, underperforming its benchmark, the Standard & Poor’s MidCap 400® Index[1] (the “Index”). Security selection drove the Fund’s performance relative to the Index for the period, particularly in the financials sector. Security selection in the industrials and consumer discretionary sectors detracted from the Fund’s performance. For the period, mid-cap stocks underperformed large-cap stocks, but outperformed small-cap stocks.

•	The Index returned 16.44% for the same period.

Market Overview

During the period, U.S. equity markets largely rebounded from 2022’s decline as a confluence of factors supported increased valuations. U.S. large and mid-cap stocks posted double digit gains for the year, while small-cap stocks returned in excess of 10% growth through the end of 2023. Easing of supply chain bottlenecks and moderating energy prices helped reduce inflation throughout the year. Year-over-year inflation fell to 3.1% as of November 2023, down from the 9.1% peak in the Consumer Price Index inflation rate recorded in June of 2022. Falling inflation led to increasing market confidence that the U.S. Federal Reserve (the “Fed”) would soon end its historic rate increase campaign, which saw rates rise seven times during the course of 2022 and four times over the course of 2023. Falling inflation, coupled with resiliency in consumer spending and the labor market, have also eased concerns that the Fed’s rate hikes would tip the U.S. economy into recession.

Portfolio Review

During the review period, holdings in the financials sector contributed to relative performance. Security selection in the industrials and consumer discretionary sectors were the most significant detractors from relative performance.

Outlook

The Fed signaled in the fourth quarter of 2023 that disinflationary trends were sufficient to project a shift to monetary easing in 2024. This news, along with the resilient U.S. late-cycle expansion, spurred global markets to a powerful year-end rally. Markets began 2024 with favorable momentum and easier financial conditions. Stabilizing margins have provided market optimism for 2024 earnings. However, with so much good news already priced in, we believe upside surprises may be more difficult to achieve amid low market volatility and higher valuations. Investors may be overly sanguine about the aggressiveness of Fed interest rate cuts, absent clearer signs of a slowing economy. We believe that security selection opportunities may be present despite the uncertain backdrop.

Within this environment, we continue to favor companies that appear poised to deliver improving fundamentals and whose stocks are trading at what we believe to be attractive valuations.

[1]

The Index provides investors with a benchmark for mid-sized companies. The Index, which is distinct from the large-cap Standard & Poor’s 500® Index is designed to measure the performance of the 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

1

GUARDIAN SELECT MID CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $223,923,008

Sector Allocation[1] As of December 31, 2023

Top Ten Holdings[2] As of December 31, 2023

Holding	% of Total Net Assets
Bancorp, Inc.	1.8%
East West Bancorp, Inc.	1.7%
Carlisle Cos., Inc.	1.3%
Flowserve Corp.	1.2%
Esab Corp.	1.2%
WESCO International, Inc.	1.2%
Landstar System, Inc.	1.2%
Regal Rexnord Corp.	1.2%
Reliance Steel & Aluminum Co.	1.1%
XPO, Inc.	1.1%
Total	13.0%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN SELECT MID CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Select Mid Cap Core VIP Fund	10/25/2021	16.30%	—	—	0.27%
Standard & Poor’s MidCap 400® Index		16.44%	—	—	2.69%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Select Mid Cap Core VIP Fund and the Standard & Poor’s MidCap 400® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains.The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,066.80	$4.53	0.87%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 98.7%

Aerospace & Defense – 1.9%

HEICO Corp., Class A	15,746	$2,242,860

Howmet Aerospace, Inc.	24,010	1,299,421

Spirit AeroSystems Holdings, Inc., Class A(1)	21,820	693,440

		4,235,721
Automobile Components – 1.3%

Adient PLC(1)	27,493	999,645

Autoliv, Inc.	17,031	1,876,646

		2,876,291
Automobiles – 0.5%

Harley-Davidson, Inc.	30,301	1,116,289

		1,116,289
Banks – 5.6%

Associated Banc-Corp	55,701	1,191,444

Bancorp, Inc.(1)	103,228	3,980,472

East West Bancorp, Inc.	53,925	3,879,904

Pathward Financial, Inc.	19,423	1,028,059

Piraeus Financial Holdings SA (Greece)(1)	114,146	402,353

Popular, Inc.	25,621	2,102,715

		12,584,947
Beverages – 0.5%

Boston Beer Co., Inc., Class A(1)	1,362	470,694

Celsius Holdings, Inc.(1)	11,968	652,495

		1,123,189
Biotechnology – 0.4%

United Therapeutics Corp.(1)	4,180	919,140

		919,140
Building Products – 1.3%

Carlisle Cos., Inc.	9,086	2,838,739

		2,838,739
Capital Markets – 1.4%

AllianceBernstein Holding LP	14,890	462,037

Blue Owl Capital, Inc.	43,800	652,620

Interactive Brokers Group, Inc., Class A	19,878	1,647,886

Patria Investments Ltd., Class A	20,443	317,071

		3,079,614
Chemicals – 2.0%

Celanese Corp.	6,219	966,246

RPM International, Inc.	17,163	1,915,906

Westlake Corp.	11,083	1,551,176

		4,433,328
Commercial Services & Supplies – 0.9%

Brink’s Co.	24,226	2,130,677

		2,130,677
Communications Equipment – 0.7%

Ciena Corp.(1)	5,500	247,555

Lumentum Holdings, Inc.(1)	23,500	1,231,870

		1,479,425

December 31, 2023	Shares	Value
Construction & Engineering – 1.2%

EMCOR Group, Inc.	1,450	$312,374

WillScot Mobile Mini Holdings Corp.(1)	52,435	2,333,357

		2,645,731
Construction Materials – 1.4%

Eagle Materials, Inc.	10,567	2,143,410

Knife River Corp.(1)	13,623	901,570

		3,044,980
Consumer Finance – 1.1%

NerdWallet, Inc., Class A(1)	57,719	849,623

OneMain Holdings, Inc.	31,604	1,554,917

		2,404,540
Consumer Staples Distribution & Retail – 2.8%

BJ’s Wholesale Club Holdings, Inc.(1)	32,470	2,164,450

Casey’s General Stores, Inc.	2,723	748,117

Performance Food Group Co.(1)	28,418	1,965,105

Sprouts Farmers Market, Inc.(1)	11,411	548,983

U.S. Foods Holding Corp.(1)	18,642	846,533

		6,273,188
Containers & Packaging – 0.7%

AptarGroup, Inc.	13,483	1,666,768

		1,666,768
Diversified Consumer Services – 1.5%

H&R Block, Inc.	23,670	1,144,918

Service Corp. International	31,942	2,186,430

		3,331,348
Diversified Telecommunication Services – 0.5%

Frontier Communications Parent, Inc.(1)	24,116	611,099

Iridium Communications, Inc.	10,192	419,503

		1,030,602
Electric Utilities – 0.9%

ALLETE, Inc.	6,219	380,354

IDACORP, Inc.	4,515	443,915

PNM Resources, Inc.	15,981	664,810

Portland General Electric Co.	10,969	475,396

		1,964,475
Electrical Equipment – 1.7%

nVent Electric PLC	20,170	1,191,845

Regal Rexnord Corp.	17,342	2,566,963

		3,758,808
Electronic Equipment, Instruments & Components – 1.9%

Avnet, Inc.	15,911	801,914

Cognex Corp.	21,449	895,281

Coherent Corp.(1)	9,600	417,888

Crane NXT Co.	13,280	755,234

Jabil, Inc.	4,800	611,520

Trimble, Inc.(1)	9,383	499,176

TTM Technologies, Inc.(1)	17,745	280,548

		4,261,561

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2023	Shares	Value
Energy Equipment & Services – 1.4%

ChampionX Corp.	56,282	$1,643,997

Liberty Energy, Inc.	78,763	1,428,761

		3,072,758
Entertainment – 0.3%

Endeavor Group Holdings, Inc., Class A	10,512	249,450

Liberty Media Corp.-Liberty Formula One, Class C(1)	4,040	255,045

TKO Group Holdings, Inc.	2,875	234,542

		739,037
Financial Services – 4.0%

AvidXchange Holdings, Inc.(1)	47,244	585,353

Cannae Holdings, Inc.(1)	17,905	349,327

Corebridge Financial, Inc.	26,960	583,954

Essent Group Ltd.	32,605	1,719,588

Flywire Corp.(1)	42,810	991,051

MGIC Investment Corp.	4,078	78,665

Nuvei Corp. (Canada)(2)	29,073	763,768

Repay Holdings Corp.(1)	72,697	620,832

Shift4 Payments, Inc., Class A(1)	4,055	301,449

UWM Holdings Corp.	98,848	706,763

Voya Financial, Inc.	14,414	1,051,645

WEX, Inc.(1)	5,885	1,144,927

		8,897,322
Food Products – 1.1%

Darling Ingredients, Inc.(1)	18,730	933,503

Ingredion, Inc.	7,158	776,858

Lamb Weston Holdings, Inc.	4,027	435,279

Nomad Foods Ltd.(1)	8,256	139,939

TreeHouse Foods, Inc.(1)	3,400	140,930

		2,426,509
Gas Utilities – 1.0%

National Fuel Gas Co.	8,737	438,336

Southwest Gas Holdings, Inc.	12,666	802,391

UGI Corp.	37,202	915,169

		2,155,896
Ground Transportation – 2.6%

Landstar System, Inc.	13,638	2,640,999

RXO, Inc.(1)	28,811	670,144

XPO, Inc.(1)	28,711	2,514,796

		5,825,939
Health Care Equipment & Supplies – 2.7%

Glaukos Corp.(1)	8,600	683,614

ICU Medical, Inc.(1)	5,400	538,596

Inspire Medical Systems, Inc.(1)	3,400	691,662

Masimo Corp.(1)	12,600	1,476,846

Penumbra, Inc.(1)	8,300	2,087,782

Tandem Diabetes Care, Inc.(1)	20,200	597,516

		6,076,016
Health Care Providers & Services – 2.9%

Acadia Healthcare Co., Inc.(1)	15,600	1,213,056

agilon health, Inc.(1)	59,500	746,725

December 31, 2023	Shares	Value
Health Care Providers & Services (continued)

Alignment Healthcare, Inc.(1)	82,000	$706,020

Chemed Corp.	2,500	1,461,875

Molina Healthcare, Inc.(1)	2,250	812,947

Privia Health Group, Inc.(1)	35,500	817,565

Surgery Partners, Inc.(1)	26,000	831,740

		6,589,928
Health Care REITs – 1.0%

Omega Healthcare Investors, Inc.	35,610	1,091,803

Ventas, Inc.	23,613	1,176,872

		2,268,675
Health Care Technology – 0.3%

Evolent Health, Inc., Class A(1)	23,800	786,114

		786,114
Hotel & Resort REITs – 0.1%

Ryman Hospitality Properties, Inc.	1,740	191,504

		191,504
Hotels, Restaurants & Leisure – 3.8%

Aramark	58,753	1,650,959

Brinker International, Inc.(1)	13,746	593,552

Caesars Entertainment, Inc.(1)	24,491	1,148,138

Churchill Downs, Inc.	15,603	2,105,313

Domino’s Pizza, Inc.	2,228	918,449

Red Rock Resorts, Inc., Class A	4,576	244,038

Wyndham Hotels & Resorts, Inc.	23,370	1,879,182

		8,539,631
Household Durables – 1.5%

PulteGroup, Inc.	14,122	1,457,673

Taylor Morrison Home Corp.(1)	34,675	1,849,911

		3,307,584
Household Products – 0.2%

Energizer Holdings, Inc.	11,614	367,932

		367,932
Independent Power and Renewable Electricity Producers – 0.6%

Ormat Technologies, Inc.	6,715	508,930

Vistra Corp.	24,848	957,145

		1,466,075
Industrial REITs – 1.5%

Americold Realty Trust, Inc.	19,880	601,768

EastGroup Properties, Inc.	9,480	1,739,959

Terreno Realty Corp.	17,900	1,121,793

		3,463,520
Insurance – 3.1%

American Financial Group, Inc.	9,759	1,160,248

BRP Group, Inc., Class A(1)	56,565	1,358,691

Fairfax Financial Holdings Ltd. (Canada)	882	813,746

Primerica, Inc.	7,963	1,638,467

Reinsurance Group of America, Inc.	3,877	627,221

Unum Group	30,824	1,393,861

		6,992,234

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2023	Shares	Value
Interactive Media & Services – 0.3%

Ziff Davis, Inc.(1)	2,391	$160,651

ZoomInfo Technologies, Inc.(1)	33,041	610,928

		771,579
IT Services – 2.0%

Akamai Technologies, Inc.(1)	1,889	223,563

EPAM Systems, Inc.(1)	3,300	981,222

GoDaddy, Inc., Class A(1)	7,032	746,517

Okta, Inc.(1)	11,500	1,041,095

Twilio, Inc., Class A(1)	13,900	1,054,593

Wix.com Ltd.(1)	4,275	525,911

		4,572,901
Life Sciences Tools & Services – 1.6%

10X Genomics, Inc., Class A(1)	18,000	1,007,280

Bruker Corp.	18,500	1,359,380

Repligen Corp.(1)	6,400	1,150,720

		3,517,380
Machinery – 6.8%

AGCO Corp.	14,920	1,811,437

Allison Transmission Holdings, Inc.	12,116	704,546

Chart Industries, Inc.(1)	8,440	1,150,625

Crane Co.	14,850	1,754,379

Dover Corp.	6,730	1,035,141

Esab Corp.	31,250	2,706,875

Flowserve Corp.	67,395	2,778,022

IDEX Corp.	4,209	913,816

ITT, Inc.	19,641	2,343,564

		15,198,405
Marine Transportation – 0.8%

Kirby Corp.(1)	22,202	1,742,413

		1,742,413
Media – 0.6%

New York Times Co., Class A	13,892	680,569

Nexstar Media Group, Inc.	3,927	615,557

		1,296,126
Metals & Mining – 2.2%

Cleveland-Cliffs, Inc.(1)	64,788	1,322,971

Lundin Mining Corp. (Canada)	132,232	1,081,767

Reliance Steel & Aluminum Co.	9,103	2,545,927

		4,950,665
Multi-Utilities – 0.2%

Northwestern Energy Group, Inc.	10,758	547,475

		547,475
Office REITs – 0.7%

Douglas Emmett, Inc.	21,440	310,880

Postal Realty Trust, Inc., Class A	86,568	1,260,430

		1,571,310
Oil, Gas & Consumable Fuels – 3.6%

Chesapeake Energy Corp.	21,332	1,641,284

Chord Energy Corp.	9,593	1,594,644

EQT Corp.	29,796	1,151,913

December 31, 2023	Shares	Value
Oil, Gas & Consumable Fuels (continued)

HF Sinclair Corp.	26,163	$1,453,878

Northern Oil & Gas, Inc.	32,306	1,197,584

Targa Resources Corp.	10,666	926,556

		7,965,859
Paper & Forest Products – 0.8%

Louisiana-Pacific Corp.	24,501	1,735,406

		1,735,406
Personal Care Products – 0.4%

BellRing Brands, Inc.(1)	7,131	395,271

Edgewell Personal Care Co.	12,404	454,359

		849,630
Professional Services – 2.2%

CACI International, Inc., Class A(1)	7,500	2,428,950

Ceridian HCM Holding, Inc.(1)	4,646	311,840

KBR, Inc.	40,440	2,240,780

		4,981,570
Real Estate Management & Development – 0.7%

Doma Holdings, Inc.(1)	11,638	53,884

Jones Lang LaSalle, Inc.(1)	7,780	1,469,409

		1,523,293
Residential REITs – 0.9%

Equity LifeStyle Properties, Inc.	17,687	1,247,641

Essex Property Trust, Inc.	2,800	694,232

		1,941,873
Retail REITs – 1.0%

NETSTREIT Corp.	48,610	867,688

SITE Centers Corp.	75,984	1,035,662

Tanger, Inc.	15,100	418,572

		2,321,922
Semiconductors & Semiconductor Equipment – 1.6%

Cirrus Logic, Inc.(1)	15,700	1,306,083

Lattice Semiconductor Corp.(1)	17,400	1,200,426

SolarEdge Technologies, Inc.(1)	10,420	975,312

		3,481,821
Software – 4.0%

BILL Holdings, Inc.(1)	13,400	1,093,306

Blackbaud, Inc.(1)	11,137	965,578

BlackLine, Inc.(1)	15,600	974,064

Elastic NV(1)	8,728	983,646

Five9, Inc.(1)	11,500	904,935

Gen Digital, Inc.	41,203	940,253

Guidewire Software, Inc.(1)	1,828	199,325

PTC, Inc.(1)	5,326	931,837

Tenable Holdings, Inc.(1)	23,773	1,094,984

Workiva, Inc.(1)	9,621	976,820

		9,064,748
Specialized REITs – 1.5%

CubeSmart	24,769	1,148,043

Four Corners Property Trust, Inc.	48,670	1,231,351

Lamar Advertising Co., Class A	10,270	1,091,496

		3,470,890

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2023	Shares	Value
Specialty Retail – 4.6%

Aritzia, Inc. (Canada)(1)	42,333	$878,576

Burlington Stores, Inc.(1)	8,676	1,687,308

Five Below, Inc.(1)	9,788	2,086,410

Floor & Decor Holdings, Inc., Class A(1)	12,644	1,410,565

Foot Locker, Inc.	19,316	601,693

JD Sports Fashion PLC (United Kingdom)	287,283	607,158

Valvoline, Inc.(1)	47,691	1,792,228

Williams-Sonoma, Inc.	6,575	1,326,704

		10,390,642
Technology Hardware, Storage & Peripherals – 0.0%

Western Digital Corp.(1)	338	17,701

		17,701
Textiles, Apparel & Luxury Goods – 1.6%

PVH Corp.	18,572	2,268,013

Tapestry, Inc.	34,577	1,272,779

		3,540,792
Trading Companies & Distributors – 1.8%

Air Lease Corp.	32,490	1,362,630

WESCO International, Inc.	15,559	2,705,399

		4,068,029
Water Utilities – 0.5%

Essential Utilities, Inc.	29,239	1,092,077

		1,092,077

Total Common Stocks (Cost $198,073,798)		220,980,542

December 31, 2023	Principal Amount	Value
U.S. Treasury Bills – 0.1%

U.S. Treasury Bills 5.302% due 3/21/2024(3)	$130,000	$128,518

Total U.S. Treasury Bills (Cost $128,492)		128,518
Repurchase Agreements – 1.2%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $2,823,173, due 1/2/2024(4)	2,822,671	2,822,671

Total Repurchase Agreements (Cost $2,822,671)		2,822,671

Total Investments – 100.0% (Cost $201,024,961)		223,931,731

Liabilities in excess of other assets – (0.0)%		(8,723)

Total Net Assets – 100.0%		$223,923,008

(1)	Non–income–producing security.
(2)

Security that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2023, the aggregate market value of the security amounted to $763,768, representing 0.3% of net assets. This security has been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Interest rate shown reflects the discount rate at time of purchase.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$3,112,400	$2,879,139

Open futures contracts at December 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
S&P Midcap 400 E-Mini	March 2024	3	Long	$838,084	$842,850	$4,766

Legend:

REITs — Real Estate Investment Trusts

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$219,971,031	$1,009,511	*	$—	$220,980,542
U.S. Treasury Bills	—	128,518		—	128,518
Repurchase Agreements	—	2,822,671		—	2,822,671
Total	$219,971,031	$3,960,700		$—	$223,931,731
Other Financial Instruments
Futures Contracts
Assets	$4,766	$—		$—	$4,766
Total	$4,766	$—		$—	$4,766

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SELECT MID CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$223,931,731

Dividends/interest receivable	234,929

Receivable for investments sold	207,310

Cash deposits with brokers for futures contracts	45,300

Reimbursement receivable from adviser	16,230

Foreign tax reclaims receivable	4,371

Prepaid expenses	7,520

Total Assets	224,447,391

Liabilities

Payable for investments purchased	157,629

Investment advisory fees payable	98,848

Payable for fund shares redeemed	94,508

Payable for variation margin on futures contracts	56,755

Distribution fees payable	46,626

Accrued audit fees	21,564

Accrued custodian and accounting fees	20,699

Accrued trustees’ and officers’ fees	1,488

Foreign currency overdraft	114

Accrued expenses and other liabilities	26,152

Total Liabilities	524,383

Total Net Assets	$223,923,008

Net Assets Consist of:

Paid-in capital	$225,270,998

Distributable loss	(1,347,990)

Total Net Assets	$223,923,008

Investments, at Cost	$201,024,961

Foreign Currency Overdraft, at Cost	$114

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	22,267,326

Net Asset Value Per Share	$10.06

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$3,213,305

Interest	72,323

Withholding taxes on foreign dividends	(21,848)

Total Investment Income	3,263,780

Expenses

Investment advisory fees	1,145,258

Distribution fees	540,216

Custodian and accounting fees	85,267

Professional fees	78,047

Trustees’ and officers’ fees	52,485

Administrative fees	41,708

Shareholder reports	17,942

Transfer agent fees	15,546

Other expenses	11,891

Total Expenses	1,988,360

Less: Fees waived	(108,407)

Total Expenses, Net	1,879,953

Net Investment Income/(Loss)	1,383,827

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Derivative Contracts and Foreign Currency Transactions

Net realized gain/(loss) from investments	(18,562,291)

Net realized gain/(loss) from futures contracts	(167,473)

Net realized gain/(loss) from foreign currency transactions	(164)

Net change in unrealized appreciation/(depreciation) on investments	51,548,286

Net change in unrealized appreciation/(depreciation) on futures contracts	5,480

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	76

Net Gain on Investments, Derivative Contracts and Foreign Currency Transactions	32,823,914

Net Increase in Net Assets Resulting From Operations	$34,207,741

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN SELECT MID CAP CORE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$1,383,827	$1,615,935

Net realized gain/(loss) from investments, derivative contracts and foreign currency transactions	(18,729,928)	(9,157,592)

Net change in unrealized appreciation/(depreciation) on investments, derivative contracts and translation of assets and liabilities in foreign currencies	51,553,842	(30,049,076)

Net Increase/(Decrease) in Net Assets Resulting from Operations	34,207,741	(37,590,733)

Capital Share Transactions

Proceeds from sales of shares	21,125,875	41,570,400

Cost of shares redeemed	(49,509,215)	(47,730,311)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(28,383,340)	(6,159,911)

Net Increase/(Decrease) in Net Assets	5,824,401	(43,750,644)

Net Assets

Beginning of year	218,098,607	261,849,251

End of year	$223,923,008	$218,098,607

Other Information:

Shares

Sold	2,373,254	4,545,332

Redeemed	(5,313,857)	(5,326,228)

Net Decrease	(2,940,603)	(780,896)

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN SELECT MID CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$8.65	$0.06	$1.35	$1.41	$10.06	16.30%

Year Ended 12/31/22	10.08	0.06	(1.49)	(1.43)	8.65	(14.19)%

Period Ended 12/31/21(4)	10.00	0.02	0.06	0.08	10.08	0.80%	(5)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SELECT MID CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$223,923	0.87%	0.92%	0.64%	0.59%	56%

218,099	0.87%	0.90%	0.69%	0.66%	74%

261,849	0.82%(5)	0.90%(5)	0.96%(5)	0.88%(5)	93%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 25, 2021.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2021, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Select Mid Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 25, 2021. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Exchange-traded financial futures contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.53% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.87% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $108,407.

Park Avenue has entered into a Sub-Advisory Agreement with FIAM LLC (“FIAM”). FIAM is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $540,216 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $118,511,242 and $146,211,357, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Derivative Instruments Investments in derivatives (including short exposures through derivatives) pose risks in addition to, and potentially greater than, those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk, and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund. The Fund entered into equity futures contracts for the year ended December 31, 2023 to equitize cash and keep the Fund fully invested. Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

market or that a change in the value of the contract may not correlate with the changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

As of December 31, 2023, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Equity Contracts

Asset Derivatives
Futures Contracts[1]	$4,766
[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2023 were as follows:

Equity Contracts

Net Realized Gain/(Loss)
Futures Contracts[1]	$(167,473)

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[2]	$5,480

Average Number of Notional Amounts
Futures Contracts[3]	2
[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

f. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Select Mid Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Select Mid Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period October 25, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period October 25, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America New York, NY 10001-2159

PUB11408

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Small-Mid Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Small-Mid Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN SMALL-MID CAP CORE VIP FUND

FUND COMMENTARY OF

ALLSPRING GLOBAL INVESTMENTS, LLC, SUB-ADVISER

(UNAUDITED)

Highlights

•	The Guardian Small-Mid Cap Core VIP Fund (the “Fund”) returned 15.97% for the 12 months ended December 31, 2023, underperforming its benchmark, the Russell 2500® Index[1] (the “Index”). The Fund’s underperformance relative to the Index was primarily due to security selection in the consumer discretionary sector. Security selection in the consumer staples and real estate sectors also hindered performance. On the positive side, security selection and an underweight in the financials sector was a driver of performance. In addition, security selection and an overweight in the information technology sector aided performance.

•	The Index delivered a return of 17.42% during the same period.

Market Overview

U.S. equity markets entered 2023 on jittery footing as fears of an inflationary rebound or a possible recession were a common theme among many investors. Many speculated that the prolonged “higher for longer” interest rate backdrop would dampen consumer confidence and in turn, impede corporate earnings. However, as the year progressed, investors grew more confident in the consistency of lower inflation data as well as the consumer’s ability to withstand higher interest rates. Although the market’s return path and overall sentiment oscillated throughout the year, the improved investor confidence helped most of the major indices erase their 2023 losses with some benchmarks setting fresh all-time highs.

Despite the strong rally in 2023, the returns were not evenly distributed amongst size and style. Large cap growth stocks were the market leaders as the exuberance around artificial intelligence (AI) provided a boost to mega-cap technology companies. The returns of the closely followed “Magnificent Seven”2 stocks rose over 75% and added $5.1 trillion in market capitalization. These seven stocks helped propel the highly concentrated Nasdaq-100® Index3 to an impressive 54% total return, its best yearly gain since 1999. On the other end of the spectrum, the Russell 2000® Index4, which has a sizable allocation to small cap banks, struggled amid the collapse of Silicon Valley Bank in March 2023 and failed to regain its footing until the last two months of the year. Another reason for the underperformance of small caps stems from the nature of their capital structure. Small cap companies, which generally carry higher absolute levels and a larger portion of variable debt relative to large cap companies, were negatively affected by the precipitous rise in interest rates throughout the year. However, with inflation decelerating and the U.S. Federal Reserve pivoting toward a more dovish stance, we believe the possibility of future rate cuts and lower borrowing costs could be a catalyst for growth.

Portfolio Review

The Fund underperformed the Index over the period. Stock selection drove the Fund’s underperformance, with the consumer discretionary, real estate, and consumer staples sectors serving as the largest detractors during the period. Conversely, stock selection in the financials, IT, and industrials sectors and the Fund’s underweight in the utilities and energy sectors contributed to relative performance.

Outlook

Over the past several years, the financial media has coined various acronyms and taxonomies for the largest and most dominant technology companies in the market, with the latest iteration called the Magnificent Seven. Most of these companies share many common advantages– including well established business ecosystems, entrenched customer bases, vast economies of scale, strong balance sheets, and large addressable markets. Apart from a brief reprieve in 2022 when value stocks outperformed, the leadership of this

[1]

The Index measures the performance of the small to midcap segment of the US equity universe, commonly referred to as “smid” cap. It is a subset of the Russell 3000® Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]	Currently, the “Magnificent Seven” stocks include Apple (AAPL), Microsoft (MSFT), Alphabet (GOOGL), Amazon (AMZN), Nvidia (NVDA), Meta Platforms (META), and Tesla (TSLA).
[3]

The Nasdaq-100® Index includes 100-plus of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market® based on market capitalization. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.

[4]

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN SMALL-MID CAP CORE VIP FUND

cohort has caused the concentration in the large cap indices to grow to unprecedented heights. For instance, in 2023, the Magnificent Seven in the aggregate accounted for more than 60% of the contribution of return for the Standard & Poor’s 500® Index5 (the “S&P 500 Index”) while the combined weight for these stocks in the S&P 500 Index rose to 28% at the end of the year. While we believe these companies have favorable business models, their enormous market caps are accompanied by commensurately high valuations relative to the rest of the market. By contrast, small and mid-cap stocks, the universe in which we invest, generally trade at more attractive levels from a valuation perspective. In addition, the small and mid-cap benchmarks are far less concentrated than the large cap indices and offer more diversification.

In the same manner in which investors adopted an insatiable demand for anything related to AI in 2023, the domestic infrastructure theme, which reaped investor attention last year, has faded as inflationary pressures decreased throughout the year. Nevertheless, we believe the reshoring movement, which was accelerated by fragile supply chains throughout the COVID-19 pandemic along with underinvestment in U.S. domestic infrastructure, has not changed the potential demand profile for many small and mid-cap industrial-related companies exposed to the physical economy. While we believe the Fund’s portfolio remains well-balanced with exposure to an array of sectors and industries, its overweight to the industrials and materials sectors could serve as a tailwind as spending on projects related to the recently passed infrastructure legislation takes hold. Additionally, the diffusive nature of the business models within these cohorts makes it an attractive environment for managers like us who thrive when idiosyncratic stock fundamentals are rewarded.

Our process, which goes back more than 30 years, has proven to be successful over many market cycles. A key output of our bottom-up, active core approach is the ability to migrate to wherever we believe the best opportunities in the market exist. Our style-agnostic focus and Private Market Value (PMV) process provides access to a broader opportunity set of stocks which we believe tend to be overlooked by style-based managers. Our core approach enables us to navigate volatility that arises when different investment styles come in and fall out of favor. We also believe that of the key advantages to our PMV process is its ability to reconcile complex information through a standardized valuation framework which provides a consistent and transparent way of measuring the value of different companies. We believe this helps tone down much of the noise in the marketplace and keeps us focused on the long-term by simplifying the decision-making process.

[5]

The S&P 500 Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

2

GUARDIAN SMALL-MID CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $295,409,128

Sector Allocation[1] As of December 31, 2023

Top Ten Holdings[2] As of December 31, 2023

Holding	% of Total Net Assets
Teledyne Technologies, Inc.	2.3%
Burlington Stores, Inc.	2.3%
Regal Rexnord Corp.	2.2%
Sun Communities, Inc. REIT	2.1%
Carlisle Cos., Inc.	2.1%
Ashland, Inc.	2.0%
Marvell Technology, Inc.	2.0%
Azenta, Inc.	1.9%
Bio-Rad Laboratories, Inc., Class A	1.9%
Okta, Inc.	1.9%
Total	20.7%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN SMALL-MID CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Small-Mid Cap Core VIP Fund	10/25/2021	15.97%	—	—	-1.57%
Russell 2500® Index		17.42%	—	—	-5.72%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Small-Mid Cap Core VIP Fund and the Russell 2500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,068.60	$4.85	0.93%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74	0.93%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 96.9%

Aerospace & Defense – 2.5%

Melrose Industries PLC (United Kingdom)	726,751	$5,250,798

MTU Aero Engines AG (Germany)	10,106	2,178,171

		7,428,969
Banks – 3.0%

Pinnacle Financial Partners, Inc.	51,980	4,533,696

Webster Financial Corp.	82,862	4,206,075

		8,739,771
Biotechnology – 0.1%

Sage Therapeutics, Inc.(1)	13,363	289,576

		289,576
Building Products – 3.4%

AZEK Co., Inc.(1)	99,590	3,809,317

Carlisle Cos., Inc.	19,811	6,189,551

		9,998,868
Capital Markets – 2.5%

Cboe Global Markets, Inc.	18,946	3,382,998

Raymond James Financial, Inc.	36,391	4,057,596

		7,440,594
Chemicals – 5.0%

Ashland, Inc.	71,556	6,032,886

Olin Corp.	86,932	4,689,982

Westlake Corp.	29,449	4,121,682

		14,844,550
Commercial Services & Supplies – 2.4%

Republic Services, Inc.	17,352	2,861,518

Stericycle, Inc.(1)	86,942	4,308,846

		7,170,364
Construction & Engineering – 1.5%

API Group Corp.(1)	126,063	4,361,780

		4,361,780
Containers & Packaging – 1.6%

Crown Holdings, Inc.	50,716	4,670,436

		4,670,436
Distributors – 1.3%

LKQ Corp.	79,765	3,811,969

		3,811,969
Diversified Consumer Services – 1.5%

Service Corp. International	63,583	4,352,256

		4,352,256
Electrical Equipment – 4.0%

Atkore, Inc.(1)	33,661	5,385,760

Regal Rexnord Corp.	43,887	6,496,154

		11,881,914
Electronic Equipment, Instruments & Components – 3.8%

Littelfuse, Inc.	16,494	4,413,134

Teledyne Technologies, Inc.(1)	15,306	6,830,915

		11,244,049
Entertainment – 0.9%

Warner Music Group Corp., Class A	77,615	2,777,841

		2,777,841

December 31, 2023	Shares	Value
Financial Services – 1.5%

Essent Group Ltd.	84,375	$4,449,938

		4,449,938
Food Products – 1.2%

Nomad Foods Ltd.(1)	213,217	3,614,028

		3,614,028
Health Care Equipment & Supplies – 4.5%

Haemonetics Corp.(1)	48,030	4,107,045

Integer Holdings Corp.(1)	46,986	4,655,373

LivaNova PLC(1)	89,519	4,631,713

		13,394,131
Health Care Providers & Services – 3.0%

HealthEquity, Inc.(1)	79,193	5,250,496

Humana, Inc.	7,567	3,464,248

		8,714,744
Health Care Technology – 0.5%

Schrodinger, Inc.(1)	43,409	1,554,042

		1,554,042
Hotels, Restaurants & Leisure – 1.3%

Planet Fitness, Inc., Class A(1)	52,468	3,830,164

		3,830,164
Household Durables – 0.9%

Mohawk Industries, Inc.(1)	26,139	2,705,387

		2,705,387
Household Products – 1.2%

Church & Dwight Co., Inc.	35,891	3,393,853

		3,393,853
Industrial REITs – 1.7%

Terreno Realty Corp.	81,349	5,098,142

		5,098,142
Insurance – 5.7%

Arch Capital Group Ltd.(1)	59,167	4,394,333

Axis Capital Holdings Ltd.	74,302	4,114,102

First American Financial Corp.	72,426	4,667,131

Reinsurance Group of America, Inc.	23,215	3,755,723

		16,931,289
Interactive Media & Services – 0.9%

Bumble, Inc., Class A(1)	169,445	2,497,619

		2,497,619
IT Services – 1.9%

Okta, Inc.(1)	60,850	5,508,750

		5,508,750
Life Sciences Tools & Services – 4.6%

Azenta, Inc.(1)	86,563	5,638,714

Bio-Rad Laboratories, Inc., Class A(1)	17,063	5,509,472

Sotera Health Co.(1)	150,459	2,535,234

		13,683,420
Machinery – 1.1%

Ingersoll Rand, Inc.	40,429	3,126,779

		3,126,779
Metals & Mining – 0.6%

Reliance Steel & Aluminum Co.	6,506	1,819,598

		1,819,598

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

December 31, 2023	Shares	Value
Professional Services – 5.6%

CACI International, Inc., Class A(1)	13,668	$4,426,519

Dun & Bradstreet Holdings, Inc.	339,686	3,974,326

TransUnion	57,302	3,937,220

WNS Holdings Ltd., ADR(1)	67,149	4,243,817

		16,581,882
Residential REITs – 4.8%

American Homes 4 Rent, Class A	109,404	3,934,168

Apartment Income REIT Corp.	112,220	3,897,401

Sun Communities, Inc.	46,485	6,212,720

		14,044,289
Semiconductors & Semiconductor Equipment – 3.7%

Marvell Technology, Inc.	98,076	5,914,964

ON Semiconductor Corp.(1)	59,421	4,963,436

		10,878,400
Software – 7.2%

CCC Intelligent Solutions Holdings, Inc.(1)	158,254	1,802,513

Instructure Holdings, Inc.(1)	135,860	3,669,579

PagerDuty, Inc.(1)	200,578	4,643,381

Q2 Holdings, Inc.(1)	107,715	4,675,908

Riskified Ltd., Class A(1)	222,649	1,041,997

SPS Commerce, Inc.(1)	14,343	2,780,247

WalkMe Ltd.(1)	247,791	2,643,930

		21,257,555
Specialized REITs – 3.1%

Gaming & Leisure Properties, Inc.	81,875	4,040,531

SBA Communications Corp.	20,473	5,193,796

		9,234,327
Specialty Retail – 6.3%

Burlington Stores, Inc.(1)	34,362	6,682,722

Leslie’s, Inc.(1)	656,239	4,534,611

National Vision Holdings, Inc.(1)	129,288	2,705,998

Revolve Group, Inc.(1)	174,802	2,898,217

Tractor Supply Co.	8,023	1,725,186

		18,546,734

December 31, 2023	Shares	Value
Trading Companies & Distributors – 2.1%

Air Lease Corp.	95,266	$3,995,456

United Rentals, Inc.	4,019	2,304,575

		6,300,031

Total Common Stocks (Cost $278,307,348)		286,178,039
Exchange–Traded Funds – 1.5%

SPDR S&P Biotech ETF	50,442	4,503,966

Total Exchange–Traded Funds (Cost $4,844,565)		4,503,966

	Principal Amount	Value
Repurchase Agreements – 1.7%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $4,933,424, due 1/2/2024(2)	$4,932,547	4,932,547

Total Repurchase Agreements (Cost $4,932,547)		4,932,547

Total Investments – 100.1% (Cost $288,084,460)		295,614,552

Liabilities in excess of other assets – (0.1)%		(205,424)

Total Net Assets – 100.0%		$295,409,128

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$5,438,900	$5,031,278

Legend:

ADR — American Depositary Receipt

REITs — Real Estate Investment Trusts

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$278,749,070	$7,428,969	*	$—	$286,178,039
Exchange–Traded Funds	4,503,966	—		—	4,503,966
Repurchase Agreements	—	4,932,547		—	4,932,547
Total	$283,253,036	$12,361,516		$—	$295,614,552

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN SMALL-MID CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$295,614,552

Cash	663

Dividends/interest receivable	181,308

Reimbursement receivable from adviser	23,624

Foreign tax reclaims receivable	17,007

Prepaid expenses	9,700

Total Assets	295,846,854

Liabilities

Payable for fund shares redeemed	156,414

Investment advisory fees payable	156,051

Distribution fees payable	61,482

Accrued audit fees	21,564

Accrued custodian and accounting fees	11,034

Accrued trustees’ and officers’ fees	1,938

Accrued expenses and other liabilities	29,243

Total Liabilities	437,726

Total Net Assets	$295,409,128

Net Assets Consist of:

Paid-in capital	$312,511,211

Distributable loss	(17,102,083)

Total Net Assets	$295,409,128

Investments, at Cost	$288,084,460

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	30,573,208

Net Asset Value Per Share	$9.66

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$2,748,944

Interest	76,146

Withholding taxes on foreign dividends	(14,432)

Total Investment Income	2,810,658

Expenses

Investment advisory fees	1,784,298

Distribution fees	701,791

Professional fees	92,592

Trustees’ and officers’ fees	68,353

Administrative fees	48,656

Custodian and accounting fees	41,782

Shareholder reports	18,214

Transfer agent fees	15,894

Other expenses	15,345

Total Expenses	2,786,925

Less: Fees waived	(176,263)

Total Expenses, Net	2,610,662

Net Investment Income/(Loss)	199,996

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	(11,855,488)

Net realized gain/(loss) from foreign currency transactions	(4,257)

Net change in unrealized appreciation/(depreciation) on investments	58,039,878

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	364

Net Gain on Investments and Foreign Currency Transactions	46,180,497

Net Increase in Net Assets Resulting From Operations	$46,380,493

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL-MID CAP CORE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$199,996	$(488,065)

Net realized gain/(loss) from investments and foreign currency transactions	(11,859,745)	(15,599,409)

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	58,040,242	(51,004,995)

Net Increase/(Decrease) in Net Assets Resulting from Operations	46,380,493	(67,092,469)

Capital Share Transactions

Proceeds from sales of shares	38,773,392	18,722,176

Cost of shares redeemed	(80,322,935)	(46,179,165)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(41,549,543)	(27,456,989)

Net Increase/(Decrease) in Net Assets	4,830,950	(94,549,458)

Net Assets

Beginning of year	290,578,178	385,127,636

End of year	$295,409,128	$290,578,178

Other Information:

Shares

Sold	4,547,992	2,101,513

Redeemed	(8,864,964)	(5,375,253)

Net Decrease	(4,316,972)	(3,273,740)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN SMALL-MID CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$8.33	$0.01	$1.32	$1.33	$9.66	15.97%

Year Ended 12/31/22	10.09	(0.01)	(1.75)	(1.76)	8.33	(17.44)%

Period Ended 12/31/21(4)	10.00	(0.00)(5)	0.09	0.09	10.09	0.90	%(6)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL-MID CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$295,409	0.93%		0.99%		0.07%		0.01%		49%

290,578	0.93%		0.97%		(0.15)%		(0.19)%		39%

385,128	0.90%	(6)	0.98%	(6)	(0.12)%	(6)	(0.20)%	(6)	59%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 25, 2021.

(5)	Rounds to $(0.00) per share.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2021, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Small-Mid Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 25, 2021. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% of the first $200 million, and 0.60% in excess of $200 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.93% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $176,263.

Park Avenue has entered into a Sub-Advisory Agreement with Allspring Global Investments, LLC (“Allspring”). Allspring is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $701,791 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $137,444,442 and $181,050,651, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Small-Mid Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Small-Mid Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period October 25, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period October 25, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11409

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Strategic Large Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Strategic Large Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

FUND COMMENTARY BY ALLIANCEBERNSTEIN, L.P., SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Strategic Large Cap Core VIP Fund (the “Fund”) returned 20.15% for the 12 months ended December 31, 2023, underperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”). Security selection generally detracted from the Fund’s relative returns, while sector selection contributed.

•	The Index returned 26.29% for the same period.

Market Overview

U.S. stocks rose during the 12-month period ended December 31, 2023, as the Index returned 26.29%. Early in the period, aggressive central bank tightening — led by the U.S. Federal Reserve (the “Fed”) — pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish “higher-for-longer” rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields — especially the 10-year U.S. Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the Fed would begin to cut interest rates in 2024 — both earlier and to a greater extent than previously anticipated. Although U.S. mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter of 2023 as soft-landing expectations in the U.S. continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value, led by the information technology (IT) sector and artificial intelligence (AI) optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

Portfolio Review

Security selection detracted from relative returns for the year, while overall sector allocation contributed.

Security selection in the IT sector detracted, while security selection in the healthcare sector contributed. The Fund’s underweight relative to the Index to the consumer discretionary sector detracted from the Fund’s performance, while an overweight to the IT sector contributed to performance.

Outlook

The global economy entered 2024 on the cusp of a transition. After two years of focusing on the fight against inflation, central banks appear to have pivoted, and we believe rate cuts are more likely than rate hikes in the coming months. The global economy appears on track for a soft landing, which few expected a year ago, although we believe this course is not without risk. In our view, the lesson of the 1970s is that prematurely easing conditions can trigger a reacceleration in inflation. However, we believe the risk of that outcome seems much lower this time around, largely because long-term inflation expectations have remained well anchored throughout the cycle. The most likely way forward, in our view, remains a moderate slowdown accompanied by gradual disinflation. While we believe a slowdown is imminent, driven in large part by the lagged impact of past interest-rate increases, we expect that slowdown to be fairly mild by historical standards, and unlikely to be recessionary. We anticipate several quarters of below-trend gross domestic product (GDP) expansion, and we expect inflation to continue its downward trajectory. We believe it will take time before inflation falls all the way to the Fed’s 2.0% target in year-over-year terms, but the worst of the inflation shock seems to be behind us. We expect the Fed to start cutting rates in the second or third quarter of 2024 and proceed at a steady but gradual pace as it strives to bring the economy into balance.

Political and geopolitical volatility could disrupt both market sentiment and economic performance. We believe this year’s global electoral cycles have the potential to be extremely disruptive across multiple dimensions, and that politics will drive markets in 2024. The ongoing events in the Middle East have thus far not provoked an increase in energy prices. However, uncertainty remains on the evolution of the conflict. Another energy shock could slow or even reverse disinflation in the euro area, given its dependence on imported energy.

[1]

The Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

We continue to look for companies that offer a combination of quality and stability at attractive prices; these three core elements underpin our investment philosophy and we believe they are key to navigating the current market environment.

2

GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $251,878,254

Sector Allocation[1] As of December 31, 2023

Top Ten Holdings[2] As of December 31, 2023

Holdings	% of Total Net Assets
Microsoft Corp.	8.7%
Alphabet, Inc., Class C	5.0%
Apple, Inc.	4.1%
Broadcom, Inc.	3.4%
UnitedHealth Group, Inc.	2.5%
Merck & Co., Inc.	2.5%
Visa, Inc., Class A	2.4%
Adobe, Inc.	2.4%
AbbVie, Inc.	2.3%
AutoZone, Inc.	2.2%
Total	35.5%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Strategic Large Cap Core VIP Fund	10/25/2021	20.15%	—	—	5.10%
Standard & Poor’s 500® Index		26.29%	—	—	8.24%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Strategic Large Cap Core VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,074.20	$4.39	0.84%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28	0.84%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 97.7%

Aerospace & Defense – 1.5%

Lockheed Martin Corp.	8,300	$3,761,892

		3,761,892
Banks – 2.1%

JPMorgan Chase & Co.	30,816	5,241,802

		5,241,802
Beverages – 1.8%

Coca-Cola Co.	53,892	3,175,856

Keurig Dr Pepper, Inc.	40,039	1,334,099

		4,509,955
Biotechnology – 4.7%

AbbVie, Inc.	37,510	5,812,925

Gilead Sciences, Inc.	39,698	3,215,935

Vertex Pharmaceuticals, Inc.(1)	6,955	2,829,920

		11,858,780
Broadline Retail – 1.0%

Amazon.com, Inc.(1)	16,926	2,571,736

		2,571,736
Capital Markets – 2.5%

Cboe Global Markets, Inc.	14,527	2,593,941

MSCI, Inc.	2,248	1,271,581

S&P Global, Inc.	5,790	2,550,611

		6,416,133
Construction & Engineering – 0.7%

AECOM	18,706	1,728,996

		1,728,996
Consumer Staples Distribution & Retail – 2.3%

Koninklijke Ahold Delhaize NV, ADR	71,164	2,042,407

Walmart, Inc.	23,391	3,687,591

		5,729,998
Diversified Telecommunication Services – 0.8%

Verizon Communications, Inc.	52,312	1,972,162

		1,972,162
Electric Utilities – 1.8%

American Electric Power Co., Inc.	38,488	3,125,995

NextEra Energy, Inc.	24,388	1,481,327

		4,607,322
Electrical Equipment – 0.5%

Eaton Corp. PLC	5,238	1,261,415

		1,261,415
Entertainment – 1.2%

Electronic Arts, Inc.	21,928	2,999,970

		2,999,970
Financial Services – 4.0%

Fiserv, Inc.(1)	9,330	1,239,397

Mastercard, Inc., Class A	6,024	2,569,296

Visa, Inc., Class A	23,722	6,176,023

		9,984,716

December 31, 2023	Shares	Value
Health Care Providers & Services – 5.4%

Cencora, Inc.	6,359	$1,306,012

Elevance Health, Inc.	5,180	2,442,681

McKesson Corp.	7,641	3,537,630

UnitedHealth Group, Inc.	11,958	6,295,528

		13,581,851
Hotels, Restaurants & Leisure – 3.0%

Booking Holdings, Inc.(1)	885	3,139,290

Compass Group PLC, ADR	88,379	2,457,820

Yum! Brands, Inc.	15,381	2,009,681

		7,606,791
Household Products – 1.1%

Procter & Gamble Co.	19,440	2,848,738

		2,848,738
Industrial REITs – 0.5%

First Industrial Realty Trust, Inc.	22,752	1,198,348

		1,198,348
Insurance – 4.5%

Everest Group Ltd.	8,396	2,968,658

Marsh & McLennan Cos., Inc.	21,137	4,004,827

Progressive Corp.	13,058	2,079,878

Willis Towers Watson PLC	9,351	2,255,461

		11,308,824
Interactive Media & Services – 6.7%

Alphabet, Inc., Class C(1)	88,760	12,508,947

Meta Platforms, Inc., Class A(1)	12,532	4,435,827

		16,944,774
IT Services – 2.6%

Amdocs Ltd.	34,244	3,009,705

VeriSign, Inc.(1)	17,424	3,588,647

		6,598,352
Life Sciences Tools & Services – 0.4%

Thermo Fisher Scientific, Inc.	1,768	938,437

		938,437
Media – 1.6%

Comcast Corp., Class A	90,074	3,949,745

		3,949,745
Multi-Utilities – 1.1%

Ameren Corp.	20,622	1,491,795

CenterPoint Energy, Inc.	45,407	1,297,278

		2,789,073
Oil, Gas & Consumable Fuels – 2.4%

Exxon Mobil Corp.	9,996	999,400

Shell PLC, ADR	76,762	5,050,940

		6,050,340
Pharmaceuticals – 4.4%

Bristol-Myers Squibb Co.	22,882	1,174,075

Eli Lilly & Co.	6,157	3,589,039

Merck & Co., Inc.	57,006	6,214,794

		10,977,908

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

December 31, 2023	Shares	Value
Professional Services – 5.4%

Automatic Data Processing, Inc.	10,203	$2,376,993

Booz Allen Hamilton Holding Corp.	6,038	772,321

Experian PLC, ADR	57,821	2,355,627

Genpact Ltd.	84,196	2,922,443

Paychex, Inc.	21,674	2,581,590

RELX PLC, ADR	38,551	1,528,933

Verisk Analytics, Inc.	4,729	1,129,569

		13,667,476
Semiconductors & Semiconductor Equipment – 5.9%

Analog Devices, Inc.	8,949	1,776,914

Broadcom, Inc.	7,749	8,649,821

KLA Corp.	5,176	3,008,809

NVIDIA Corp.	2,646	1,310,352

		14,745,896
Software – 18.0%

Adobe, Inc.(1)	9,945	5,933,187

Fortinet, Inc.(1)	19,824	1,160,299

Gen Digital, Inc.	155,913	3,557,934

Intuit, Inc.	7,459	4,662,099

Microsoft Corp.	58,217	21,891,921

Nice Ltd., ADR(1)	5,000	997,550

Oracle Corp.	37,635	3,967,858

ServiceNow, Inc.(1)	4,638	3,276,700

		45,447,548
Specialized REITs – 0.5%

Public Storage	4,300	1,311,500

		1,311,500
Specialty Retail – 3.6%

AutoZone, Inc.(1)	2,162	5,590,089

O’Reilly Automotive, Inc.(1)	1,648	1,565,732

Ulta Beauty, Inc.(1)	4,174	2,045,218

		9,201,039

December 31, 2023	Shares	Value
Technology Hardware, Storage & Peripherals – 4.1%

Apple, Inc.	53,367	$10,274,748

		10,274,748
Tobacco – 1.6%

Philip Morris International, Inc.	44,235	4,161,629

		4,161,629

Total Common Stocks (Cost $206,561,653)		246,247,894

	Principal Amount	Value
Repurchase Agreements – 1.9%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $4,749,059, due 1/2/2024(2)	$4,748,214	4,748,214

Total Repurchase Agreements (Cost $4,748,214)		4,748,214

Total Investments – 99.6% (Cost $211,309,867)		250,996,108

Assets in excess of other liabilities – 0.4%		882,146

Total Net Assets – 100.0%		$251,878,254

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$5,235,600	$4,843,215

Legend:

ADR — American Depositary Receipt

REITs — Real Estate Investment Trusts

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$246,247,894	$—	$—	$246,247,894
Repurchase Agreements	—	4,748,214	—	4,748,214
Total	$246,247,894	$4,748,214	$—	$250,996,108

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$250,996,108

Receivable for investments sold	1,004,084

Dividends/interest receivable	167,348

Foreign tax reclaims receivable	26,117

Reimbursement receivable from adviser	23,954

Prepaid expenses	9,382

Total Assets	252,226,993

Liabilities

Payable for fund shares redeemed	117,110

Investment advisory fees payable	115,662

Distribution fees payable	53,584

Accrued audit fees	21,564

Accrued custodian and accounting fees	10,211

Accrued trustees’ and officers’ fees	1,950

Accrued expenses and other liabilities	28,658

Total Liabilities	348,739

Total Net Assets	$251,878,254

Net Assets Consist of:

Paid-in capital	$228,757,356

Distributable earnings	23,120,898

Total Net Assets	$251,878,254

Investments, at Cost	$211,309,867

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	22,588,605

Net Asset Value Per Share	$11.15

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$4,206,280

Interest	127,642

Withholding taxes on foreign dividends	(15,340)

Total Investment Income	4,318,582

Expenses

Investment advisory fees	1,433,524

Distribution fees	666,762

Professional fees	89,666

Trustees’ and officers’ fees	64,954

Administrative fees	47,210

Custodian and accounting fees	38,396

Shareholder reports	18,235

Transfer agent fees	17,148

Other expenses	14,922

Total Expenses	2,390,817

Less: Fees waived	(150,498)

Total Expenses, Net	2,240,319

Net Investment Income/(Loss)	2,078,263

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	(1,373,034)

Net change in unrealized appreciation/(depreciation) on investments	47,776,944

Net Gain on Investments	46,403,910

Net Increase in Net Assets Resulting From Operations	$48,482,173

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$2,078,263	$2,436,441

Net realized gain/(loss) from investments	(1,373,034)	(18,899,562)

Net change in unrealized appreciation/(depreciation) on investments	47,776,944	(20,561,767)

Net Increase/(Decrease) in Net Assets Resulting from Operations	48,482,173	(37,024,888)

Capital Share Transactions

Proceeds from sales of shares	8,434,161	3,263,707

Cost of shares redeemed	(75,498,612)	(67,779,297)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(67,064,451)	(64,515,590)

Net Decrease in Net Assets	(18,582,278)	(101,540,478)

Net Assets

Beginning of year	270,460,532	372,001,010

End of year	$251,878,254	$270,460,532

Other Information:

Shares

Sold	880,403	352,090

Redeemed	(7,451,550)	(7,236,045)

Net Decrease	(6,571,147)	(6,883,955)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$9.28	$0.08	$1.79	$1.87	$11.15	20.15%

Year Ended 12/31/22	10.32	0.08	(1.12)	(1.04)	9.28	(10.08)%

Period Ended 12/31/21(4)	10.00	0.01	0.31	0.32	10.32	3.20%	(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$251,878	0.84%		0.90%		0.78%		0.72%		38%

270,461	0.84%		0.87%		0.80%		0.77%		45%

372,001	0.81%	(5)	0.89%	(5)	0.82%	(5)	0.74%	(5)	80%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 25, 2021.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2021, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Strategic Large Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 25, 2021. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.55% of the first $200 million, and 0.50% in excess of $200 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.84% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $150,498.

Park Avenue has entered into a Sub-Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $666,762 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $96,526,019 and $156,417,099, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include,

but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Strategic Large Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Strategic Large Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period October 25, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period October 25, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11410

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Integrated Research VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Integrated Research VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTEGRATED RESEARCH VIP FUND

FUND COMMENTARY OF

WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER

(UNAUDITED)

Highlights

•	The Guardian Integrated Research VIP Fund (the “Fund”) returned 24.30% for the 12 months ended December 31, 2023, underperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”). The Fund’s underperformance relative to the Index was primarily due to sector allocation, specifically within the health care, communication services, and information technology sectors.

•	The Index returned 26.29% for the same period. Within the Index, the information technology, communication services, and consumer discretionary sectors significantly contributed to performance, and the utilities, energy, and consumer staples sectors detracted from performance during the period.

Market Overview

U.S. equities, as measured by the Index, rose over the 12 months ended December 31, 2023, amid easing inflation, optimism for lower interest rates, strong performance in select mega-cap technology companies, and steady gross domestic product (GDP) growth. U.S. equities advanced during the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (the “Fed”) slowed its pace of monetary policy tightening, raising interest rates by 25 basis points (bps) in February and March, to a range between 4.75%-5%. U.S. equities rose again in the second quarter of 2023, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI). U.S. equities fell in the third quarter of 2023, pressured by rising U.S. Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” Economic data released during the third quarter of 2023 indicated healthy momentum in the U.S. economy after GDP in the second quarter grew at a surprisingly strong 2.1% annualized rate. U.S. equities registered their largest quarterly return in three years for the fourth quarter of 2023 as gains broadened beyond those of the “Magnificent Seven” stocks2 that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending U.S. Treasury yields lower and driving stocks higher. The Summary of Economic Projections issued by the Fed implied that policymakers anticipate 75 bps of interest-rate cuts in 2024.

Portfolio Review

Sector allocation, a residual component of the Fund’s bottom-up stock selection process, was the primary driver of underperformance relative to the Index during the period. An overweight allocation to the health care sector detracted from relative performance and was partially offset by the Fund’s underweight allocation to the energy sector. Security selection also detracted from the Fund’s performance relative to the Index. Weak selection in the industrials, information technology, and consumer discretionary sectors was partially offset by stronger selection in the health care, materials, and financials sectors.

Outlook

With increasingly dovish commentary and an updated Fed “dot plot” (reflecting policymakers’ expectations for interest rate movements) projecting several rate cuts in 2024, we believe the U.S. market has now fully embraced that the dramatic rate cycle which began in March 2022 has come to an end. There has been constructive evidence that inflationary trends are in fact moving downward towards the Fed’s stated goal of 2%, yet what remains to be seen is the precise onset, cadence, and true depth of how interest rate cuts will be enacted. Any disappointment in the degree or timing of rate cuts could leave increasingly expectant markets susceptible to short-term weakness.

Labor markets have remained resilient and continue to underpin the U.S. economy, and unemployment levels have not risen to the higher levels many expected would be required for the Federal Open Market Committee to reach its inflationary target. We believe job security and employment prospects continue to provide confidence to the U.S. consumer, yet incremental headwinds from rising student loan obligations, increased credit utilization at still-high rates, and the complete drawdown of “excess savings” has removed some of the support that the U.S. consumer carried through last year.

1

GUARDIAN INTEGRATED RESEARCH VIP FUND

An easing in the cost of capital for companies and consumers alike should, in our view, be constructive for the U.S. economy and could lead to an improved housing market, increased mergers and acquisitions, and increasing levels of investment which should benefit more rate-sensitive sectors, including financials. Further, we believe robust and continued innovation within the technology sector promises to provide opportunities for driving productivity within the U.S. workforce as companies continue to explore the burgeoning capabilities that AI promises to bring.

In our view, 2024 will also bring pivotal elections in both Congress and the executive branch, which may have important ramifications for the direction of markets. Given 2023 will have seen the U.S. government generate a budget deficit at close to 8% of GDP, the largest of any developed nation and well above the 3.7% level in 2022, we anticipate that the expected debate over fiscal restraint will be an important factor with respect to the markets.

[1]

The Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[2]	Currently, the “Magnificent Seven” stocks include Apple (AAPL), Microsoft (MSFT), Alphabet (GOOGL), Amazon (AMZN), Nvidia (NVDA), Meta Platforms (META), and Tesla (TSLA).

2

GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $343,008,237

Sector Allocation[1] As of December 31, 2023

Top Ten Holdings[2] As of December 31, 2023

Holding	% of Total Net Assets
Microsoft Corp.	7.6%
Apple, Inc.	5.9%
Amazon.com, Inc.	4.8%
Alphabet, Inc., Class A	4.1%
NVIDIA Corp.	3.7%
Meta Platforms, Inc., Class A	3.2%
UnitedHealth Group, Inc.	2.5%
JPMorgan Chase & Co.	2.5%
Broadcom, Inc.	2.1%
Eli Lilly & Co.	2.0%
Total	38.4%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Integrated Research VIP Fund	9/1/2016	24.30%	13.74%	—	10.95%
Standard & Poor’s 500® Index		26.29%	15.69%	—	13.36%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Integrated Research VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Expense Ratio During Period 7/1/23 - 12/31/23
Based on Actual Return	$1,000.00	$1,081.80	$4.41	0.84%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28	0.84%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS – GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 100.1%
Aerospace & Defense – 1.1%

RTX Corp.	45,345	$3,815,328

		3,815,328
Automobiles – 0.7%

Tesla, Inc.(1)	9,347	2,322,543

		2,322,543
Banks – 3.9%

Bank of America Corp.	146,167	4,921,443

JPMorgan Chase & Co.	49,636	8,443,084

		13,364,527
Beverages – 2.3%

Constellation Brands, Inc., Class A	16,385	3,961,074

Monster Beverage Corp.(1)	69,483	4,002,915

		7,963,989
Biotechnology – 1.9%

Regeneron Pharmaceuticals, Inc.(1)	3,186	2,798,232

Vertex Pharmaceuticals, Inc.(1)	9,301	3,784,484

		6,582,716
Broadline Retail – 4.8%

Amazon.com, Inc.(1)	108,711	16,517,549

		16,517,549
Building Products – 1.8%

Builders FirstSource, Inc.(1)	16,612	2,773,207

Johnson Controls International PLC	61,637	3,552,757

		6,325,964
Capital Markets – 2.5%

Charles Schwab Corp.	48,833	3,359,711

Morgan Stanley	54,857	5,115,415

		8,475,126
Chemicals – 2.1%

PPG Industries, Inc.	24,045	3,595,930

Sherwin-Williams Co.	11,305	3,526,029

		7,121,959
Consumer Finance – 1.1%

American Express Co.	20,860	3,907,912

		3,907,912
Electric Utilities – 2.7%

American Electric Power Co., Inc.	29,673	2,410,041

Duke Energy Corp.	38,011	3,688,587

Eversource Energy	31,326	1,933,441

PG&E Corp.	59,608	1,074,732

		9,106,801
Electrical Equipment – 1.3%

AMETEK, Inc.	26,328	4,341,224

		4,341,224
Electronic Equipment, Instruments & Components – 1.0%

CDW Corp.	14,662	3,332,966

		3,332,966

December 31, 2023	Shares	Value
Energy Equipment & Services – 0.7%

Schlumberger NV	44,584	$2,320,151

		2,320,151
Entertainment – 1.4%

Netflix, Inc.(1)	9,626	4,686,707

		4,686,707
Financial Services – 2.0%

Mastercard, Inc., Class A	16,266	6,937,612

		6,937,612
Health Care Equipment & Supplies – 3.2%

Abbott Laboratories	40,910	4,502,964

Boston Scientific Corp.(1)	83,814	4,845,287

Hologic, Inc.(1)	21,525	1,537,961

		10,886,212
Health Care Providers & Services – 2.5%

UnitedHealth Group, Inc.	16,519	8,696,758

		8,696,758
Hotels, Restaurants & Leisure – 2.4%

Marriott International, Inc., Class A	17,839	4,022,873

McDonald’s Corp.	14,485	4,294,947

		8,317,820
Household Products – 1.9%

Procter & Gamble Co.	45,272	6,634,159

		6,634,159
Industrial REITs – 1.2%

Prologis, Inc.	31,561	4,207,081

		4,207,081
Insurance – 3.2%

Arch Capital Group Ltd.(1)	32,311	2,399,738

Chubb Ltd.	18,632	4,210,832

Progressive Corp.	27,021	4,303,905

		10,914,475
Interactive Media & Services – 8.6%

Alphabet, Inc., Class A(1)	101,397	14,164,147

Alphabet, Inc., Class C(1)	23,240	3,275,213

Meta Platforms, Inc., Class A(1)	30,546	10,812,062

ZoomInfo Technologies, Inc.(1)	64,772	1,197,635

		29,449,057
IT Services – 1.2%

Accenture PLC, Class A	11,314	3,970,196

		3,970,196
Life Sciences Tools & Services – 2.2%

Danaher Corp.	16,051	3,713,238

Thermo Fisher Scientific, Inc.	7,431	3,944,301

		7,657,539
Machinery – 3.7%

Deere & Co.	12,178	4,869,617

Illinois Tool Works, Inc.	15,225	3,988,036

Nordson Corp.	15,080	3,983,533

		12,841,186

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2023	Shares	Value
Oil, Gas & Consumable Fuels – 3.1%

ConocoPhillips	24,771	$2,875,170

Diamondback Energy, Inc.	13,231	2,051,863

EOG Resources, Inc.	30,447	3,682,565

Phillips 66	15,540	2,068,996

		10,678,594
Personal Care Products – 1.1%

Estee Lauder Cos., Inc., Class A	26,621	3,893,321

		3,893,321
Pharmaceuticals – 3.5%

Eli Lilly & Co.	12,052	7,025,352

Merck & Co., Inc.	45,141	4,921,272

		11,946,624
Residential REITs – 0.8%

AvalonBay Communities, Inc.	13,682	2,561,544

		2,561,544
Semiconductors & Semiconductor Equipment – 9.2%

Advanced Micro Devices, Inc.(1)	24,004	3,538,430

Broadcom, Inc.	6,429	7,176,371

KLA Corp.	7,256	4,217,913

NVIDIA Corp.	25,916	12,834,121

Texas Instruments, Inc.	22,117	3,770,064

		31,536,899
Software – 11.8%

Intuit, Inc.	5,646	3,528,919

Microsoft Corp.	69,452	26,116,730

Palo Alto Networks, Inc.(1)	9,536	2,811,976

Salesforce, Inc.(1)	17,307	4,554,164

Workday, Inc., Class A(1)	12,993	3,586,848

		40,598,637
Specialty Retail – 2.0%

AutoZone, Inc.(1)	1,155	2,986,380

TJX Cos., Inc.	42,129	3,952,121

		6,938,501
Technology Hardware, Storage & Peripherals – 5.9%

Apple, Inc.	104,257	20,072,600

		20,072,600
Textiles, Apparel & Luxury Goods – 1.3%

NIKE, Inc., Class B	39,981	4,340,737

		4,340,737

Total Common Stocks (Cost $297,183,751)		343,265,014

December 31, 2023	Principal Amount	Value
Repurchase Agreements – 0.0%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $160,723, due 1/2/2024(2)	$160,695	$160,695

Total Repurchase Agreements (Cost $160,695)		160,695

Total Investments – 100.1% (Cost $297,344,446)		343,425,709

Liabilities in excess of other assets – (0.1)%		(417,472)

Total Net Assets – 100.0%		$343,008,237

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$177,200	$163,920

Legend:

REITs — Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$343,265,014	$—	$—	$343,265,014
Repurchase Agreements	—	160,695	—	160,695
Total	$343,265,014	$160,695	$—	$343,425,709

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$343,425,709

Receivable for investments sold	961,034

Dividends/interest receivable	178,569

Reimbursement receivable from adviser	7,570

Prepaid expenses	12,397

Total Assets	344,585,279

Liabilities

Payable for investments purchased	997,917

Payable for fund shares redeemed	302,783

Investment advisory fees payable	135,552

Distribution fees payable	72,511

Accrued audit fees	21,564

Accrued custodian and accounting fees	9,372

Accrued trustees’ and officers’ fees	2,394

Accrued expenses and other liabilities	34,949

Total Liabilities	1,577,042

Total Net Assets	$343,008,237

Net Assets Consist of:

Paid-in capital	$315,508,101

Distributable earnings	27,500,136

Total Net Assets	$343,008,237

Investments, at Cost	$297,344,446

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	16,005,170

Net Asset Value Per Share	$21.43

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$5,017,893

Interest	55,747

Total Investment Income	5,073,640

Expenses

Investment advisory fees	1,652,169

Distribution fees	888,855

Professional fees	110,009

Trustees’ and officers’ fees	86,272

Administrative fees	57,127

Custodian and accounting fees	37,985

Shareholder reports	22,269

Transfer agent fees	16,644

Other expenses	19,665

Total Expenses	2,890,995

Less: Fees waived	(7,569)

Net expenses before adviser recoupment	2,883,426

Expenses recouped by adviser	103,129

Total Expenses	2,986,555

Net Investment Income/(Loss)	2,087,085

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	(12,965,398)

Net change in unrealized appreciation/(depreciation) on investments	87,416,843

Net Gain on Investments	74,451,445

Net Increase in Net Assets Resulting From Operations	$76,538,530

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$2,087,085	$2,372,171

Net realized gain/(loss) from investments	(12,965,398)	(22,022,024)

Net change in unrealized appreciation/(depreciation) on investments	87,416,843	(55,661,313)

Net Increase/(Decrease) in Net Assets Resulting from Operations	76,538,530	(75,311,166)

Capital Share Transactions

Proceeds from sales of shares	6,134,830	166,384,832

Cost of shares redeemed	(93,566,372)	(58,390,301)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(87,431,542)	107,994,531

Net Increase/(Decrease) in Net Assets	(10,893,012)	32,683,365

Net Assets

Beginning of year	353,901,249	321,217,884

End of year	$343,008,237	$353,901,249

Other Information:

Shares

Sold	331,565	8,974,058

Redeemed	(4,849,601)	(3,147,509)

Net Increase/(Decrease)	(4,518,036)	5,826,549

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$17.24	$0.11		$4.08	$4.19	$21.43	24.30%

Year Ended 12/31/22	21.86	0.12		(4.74)	(4.62)	17.24	(21.13)%

Year Ended 12/31/21	17.06	0.11		4.69	4.80	21.86	28.14%

Year Ended 12/31/20	14.31	0.20	(5)	2.55	2.75	17.06	19.22%

Year Ended 12/31/19	11.26	0.14		2.91	3.05	14.31	27.09%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$343,008	0.84%	0.84%	0.59%		0.59%		28%

353,901	0.84%	0.84%	0.68%		0.68%		24%

321,218	0.86%	0.91%	0.53%		0.48%		274%	(4)

12,432	0.96%	2.08%	1.36%	(5)	0.24%	(5)	61%

11,852	0.96%	2.30%	1.08%		(0.26)%		117%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

(4)	The Fund’s portfolio turnover rate during the year reflects higher purchase and sale activities due to a significant inflow of assets into the fund.

(5)

Reflects a special dividend paid out during the year by one of the Fund’s holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.11, the Net Ratio of Net Investment Income to Average Net Assets would have been 0.76%, and the Gross Ratio of Net Investment Income/(Loss) to Average Net Assets would have been (0.36)%.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Integrated Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.50% up to $200 million, 0.43% from $200 to $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.84% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $7,569.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after October 25, 2021 were not subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue recouped previously

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

waived or reimbursed expenses in the amount of $103,129. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement for the year ended December 31, 2023 is $32,876 expiring in 2024.

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $888,855 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $98,409,136 and $179,023,296, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

e. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Integrated Research VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Integrated Research VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Dire ctor/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013– 2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee

Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8170

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian International Equity VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian International Equity VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser and sub-subadviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL EQUITY VIP FUND

FUND COMMENTARY OF SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA, INC., SUB-ADVISER, AND SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED, SUB-SUBADVISER

(UNAUDITED)

Highlights

•	Guardian International Equity VIP Fund (the “Fund”) returned 15.54% for the 12 months ended December 31, 2023, underperforming its benchmark, the MSCI® Europe, Australasia and Far East (EAFE®) Index[1] (the “Index”). The Fund’s underperformance relative to the Index was primarily due to stock selection in the financials, industrials, and materials sectors. An overweight to the information technology (IT) sector and lack of exposure to the real estate sector relative to the Index were the top contributors to the Fund’s performance. On a regional level, stock selection in continental Europe, the United Kingdom, and emerging markets detracted, while an overweight allocation to North America, and underweight to Pacific ex-Japan contributed to the Fund’s performance relative to the Index.

•	The Index returned 18.24% for the same period.

Market Overview

Global equites achieved solid gains in 2023, helped by receding recession worries in developed markets. Major central banks continued to raise interest rates throughout most of the year seeking to curb inflationary pressures. However, a tight labor market and resilient consumers helped support economic growth. Cyclical stocks in the IT, industrials, financials and consumer discretionary sectors led the markets higher while defensive stocks within consumer staples and health care generally lagged. IT stocks were also bolstered by the market’s enthusiasm around advancements in generative artificial intelligence (AI).

Japanese stocks reached 33-year highs amidst a renewed focus on both profitability and productivity, driven by ongoing corporate improvement and governance reforms. European stocks also fared well, as warmer weather and structural changes helped alleviate the energy crisis brought on by the Russia-Ukraine conflict. Emerging markets underperformed developed markets as persistent U.S. dollar strength, China weakness and ongoing re-shoring trends weighed on markets. China was a notable laggard as the combination of geopolitical tensions, slower than expected economic growth, property market oversupply and government interference in the private sector continued to loom over the market.

Portfolio Review

At the sector level, stock selection in the financials, industrials and materials sectors detracted from the

Fund’s performance, and the Fund’s overweight to the IT sector and lack of exposure to the real estate sector, contributed to the Fund’s performance.

Outlook

Global markets will likely remain turbulent amidst a busy political calendar, tight financial conditions, and a slowing economic cycle. Most central banks appear to be holding off further tightening, as the economy digests the lag effects of the recent rate hiking cycle, and they continue to carefully monitor the softening labour market, growth, and inflation trends. The potential soft-landing economic scenario seems to be playing out thus far. However, there are a number of scenarios that could alter this seemingly benign backdrop and we expect market volatility to increase in 2024. While short-term volatility may increase, we believe that investors will be well served by focusing on the longer-term, identifying the areas with structural, under-appreciated growth, and remaining prepared to allocate to those companies with a sustained competitive advantage.

While headline inflation has come down substantially, it remains above target levels in most markets and policymakers have been trying to signal that interest rates will likely remain “higher for longer.” The tight labor market is potentially weakening and may herald a bias toward easing if labor demand were to continue weakening. With financial conditions tighter and the economic cycle slowing, we continue to see some pockets of stress emerging amidst highly leveraged consumers and companies. Spending and consumer demand has shown clear signs of slowing as much of the excess savings accumulated during the COVID-19 crisis have largely been depleted. Balance sheet strength and strong organic cashflow generation are typically investment positives we look for, but we expect them to remain particularly important during this period of slowdown and higher cost of capital.

We believe geopolitical and policy risk will loom large this year, as over 40 countries representing three-quarters of the total global investable universe will hold national elections in 2024. Starting in January, Taiwan has its presidential election which we believe will have significant implications for relationships with China and the West, as well as for the semiconductor industry and global supply chains. The U.S. will also have presidential elections this year, with an outcome that has the potential to dramatically impact geopolitical relationships, as well as sectors such as healthcare and clean energy. Early polls indicate the outcome of many of these elections remain far from certain and increased volatility should be expected.

1

GUARDIAN INTERNATIONAL EQUITY VIP FUND

China also remains an area of great focus, as the combination of geopolitical tensions, economic growth and government interference in the private sector continue to loom over the market. China faces slower growth as it needs to transition away from an investment-led growth model and address its excess supply and debt levels within the property sector. With consolidation of power under President Xi Jinping and increased government control, many multi-national firms have looked to diversify their supply chain and shift production elsewhere. Many of these concerns are evidenced in the foreign direct investment flows, as foreigners withdrew capital from China last year at a rate not seen before. We remain cautious on both our holdings within China and companies with significant revenue exposure to China. However, China remains an $18 trillion economy with a very large domestic market and the scale to support its own industrial policy. We remain cognizant that there are a number of world class companies operating within China that are trading at very deep discounts to their global peers, which stand to outperform if policy transparency and sentiment improves.

In global equity markets, valuations continue to favor ex-U.S. markets, particularly the UK, Japan, and emerging markets. However, the U.S. market looks less expensive relative to history when looking beyond the “Magnificent Seven”2 mega-cap growth stocks. Less favored markets like the UK offer attractive upside and given the high percentage of floating rate mortgages, a reversal in interest rates could provide some support to the consumer. While the Magnificent Seven aren’t going away any time soon, we expect the opportunity set to be far broader in the coming year.

Within Japan we continue to see a long-term corporate improvement and governance story playing out that remains in the early innings. Led by the Tokyo Stock Exchange reform policies, companies are increasingly embracing better governance and more efficient capital allocation practices, with the unwind of cross holdings and the return of excess cash. After battling deflation for three decades, which discouraged spending and investment, Japan is now seeing inflation and a renewed focus on both profitability and productivity. This is helping create greater investment opportunities for Japanese companies. As the Bank of Japan begins its pivot away from yield curve control, we believe it will provide greater support for the yen and ultimately increase the attractiveness of many Japanese domestic businesses to international investors.

We continue to see the market grappling with areas of disruption such as AI and, within the healthcare sector, around the emergence of GLP-1 drugs in the treatment of diabetes and obesity. While the companies that produce and sell these drugs may potentially reap huge gains, the market is now starting to think about the long-term implications of behavioral shifts and changing consumption habits that may impair long term growth rates within snack companies, confectioners, alcohol, restaurants, etc. Similarly with AI, we believe this will be a key theme for markets as investors increasingly grapple with the technology’s potential in driving new revenue streams and productivity gains. These remain areas that are not well understood by the market and will continue to be areas of emphasis for the team as we believe they represent a major potential source of growth.

The energy transition theme is a capital-intensive one that we believe has good long-term prospects but has been significantly negatively impacted by the rapid rise in financing costs and post-COVID-19 supply chain and inflationary pressures. However, improving economics achieved in recent power price agreement auctions and a renewed focus by government leaders on addressing the issues that have slowed development, may represent an inflection point for both orders and margins within the clean energy industry. This is one area where we may well be able to pick up some good long-term opportunities.

With increased volatility expected this year, we believe it will also create increased opportunities for patient and selective investors with a long-term focus. We continue to monitor the market landscape closely and maintain a well-diversified portfolio reflecting a fluid outlook and an active approach.

[1]

The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

[2]	Currently, the “Magnificent Seven” stocks include Apple (AAPL), Microsoft (MSFT), Alphabet (GOOGL), Amazon (AMZN), Nvidia (NVDA), Meta Platforms (META), and Tesla (TSLA).

2

GUARDIAN INTERNATIONAL EQUITY VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $293,610,384

Geographic Region Allocation[1] As of December 31, 2023

Sector Allocation[2] As of December 31, 2023

3

GUARDIAN INTERNATIONAL EQUITY VIP FUND

Top Ten Holdings[1] As of December 31, 2023

Holding	Country	% of Total Net Assets
SAP SE	Germany	2.8%
Shell PLC	United Kingdom	2.7%
Novo Nordisk AS, Class B	Denmark	2.6%
Roche Holding AG	Switzerland	2.2%
Mitsubishi UFJ Financial Group, Inc.	Japan	2.1%
Sanofi SA	France	2.0%
Siemens AG, Reg S	Germany	2.0%
Unilever PLC	United Kingdom	2.0%
Schneider Electric SE	France	2.0%
AstraZeneca PLC	United Kingdom	2.0%
Total		22.4%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

4

GUARDIAN INTERNATIONAL EQUITY VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian International Equity VIP Fund	9/1/2016	15.54%	5.62%	—	3.82%
MSCI® EAFE® Index		18.24%	8.16%	—	6.58%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian International Equity VIP Fund and the MSCI® EAFE® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,029.70	$5.53	1.08%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 98.9%

Australia – 1.7%

Rio Tinto Ltd.	55,428	$5,108,206

		5,108,206

Austria – 1.2%

Erste Group Bank AG	86,144	3,495,140

		3,495,140

Belgium – 0.8%

UCB SA	26,445	2,303,086

		2,303,086

Brazil – 0.4%

B3 SA–Brasil Bolsa Balcao	384,202	1,142,563

		1,142,563

Canada – 1.3%

Nutrien Ltd.	32,367	1,823,476

Toronto-Dominion Bank	29,592	1,912,129

		3,735,605

Cayman Islands – 0.8%

Alibaba Group Holding Ltd.	124,600	1,204,166

Tencent Holdings Ltd.	29,300	1,106,976

		2,311,142

China – 0.6%

BYD Co. Ltd., Class H	41,000	1,126,677

Contemporary Amperex Technology Co. Ltd., Class A	29,800	684,599

		1,811,276

Denmark – 4.2%

Novo Nordisk AS, Class B	74,783	7,735,167

Vestas Wind Systems AS(1)	147,086	4,676,019

		12,411,186

France – 8.9%

Carrefour SA	114,827	2,101,577

EssilorLuxottica SA	24,299	4,883,996

Legrand SA	21,663	2,256,420

Sanofi SA	59,977	5,946,204

Schneider Electric SE	28,611	5,760,829

TotalEnergies SE	74,385	5,052,858

		26,001,884

Germany – 7.6%

Allianz SE, Reg S	10,835	2,894,033

Bayerische Motoren Werke AG	22,383	2,489,523

Infineon Technologies AG	65,238	2,720,984

SAP SE	54,330	8,357,337

Siemens AG, Reg S	31,353	5,880,885

		22,342,762

Hong Kong – 2.7%

AIA Group Ltd.	443,000	3,847,635

BOC Hong Kong Holdings Ltd.	1,010,000	2,733,041

Techtronic Industries Co. Ltd.	119,000	1,423,318

		8,003,994

December 31, 2023	Shares	Value
India – 0.9%

HDFC Bank Ltd., ADR	41,175	$2,763,254

		2,763,254

Indonesia – 0.7%

Bank Central Asia Tbk. PT	3,281,700	2,001,607

		2,001,607

Ireland – 0.8%

Linde PLC	5,519	2,266,708

		2,266,708

Italy – 1.2%

FinecoBank Banca Fineco SpA	231,038	3,471,283

		3,471,283

Japan – 22.4%

Bridgestone Corp.	94,300	3,894,616

Daikin Industries Ltd.	18,200	2,956,403

FANUC Corp.	64,600	1,900,380

FUJIFILM Holdings Corp.	51,500	3,085,192

Hitachi Ltd.	53,900	3,895,429

Japan Exchange Group, Inc.	120,000	2,531,843

KDDI Corp.	140,600	4,463,786

Keyence Corp.	1,100	482,178

Kubota Corp.	166,600	2,500,137

Makita Corp.	58,500	1,608,793

MISUMI Group, Inc.	72,200	1,217,695

Mitsubishi Heavy Industries Ltd.	36,500	2,123,849

Mitsubishi UFJ Financial Group, Inc.	704,000	6,058,411

MS&AD Insurance Group Holdings, Inc.	62,900	2,468,510

Murata Manufacturing Co. Ltd.	108,600	2,293,515

Nitori Holdings Co. Ltd.	20,800	2,778,796

Recruit Holdings Co. Ltd.	68,000	2,903,145

Sekisui Chemical Co. Ltd.	145,600	2,094,040

Shimano, Inc.	10,700	1,651,744

SMC Corp.	5,700	3,048,192

Sony Group Corp.	51,300	4,860,915

Terumo Corp.	105,800	3,452,414

Toyota Industries Corp.	19,700	1,599,535

Toyota Motor Corp.	107,900	1,980,696

		65,850,214

Luxembourg – 1.2%

Spotify Technology SA(1)	18,302	3,439,129

		3,439,129

Netherlands – 1.9%

ASML Holding NV	7,464	5,635,418

		5,635,418

Norway – 1.6%

DNB Bank ASA	150,107	3,188,975

Norsk Hydro ASA	224,126	1,507,683

		4,696,658

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

December 31, 2023	Shares	Value

Portugal – 0.7%

Jeronimo Martins SGPS SA	84,907	$2,158,885

		2,158,885

Republic of Korea – 2.0%

Samsung Electronics Co. Ltd.	66,454	4,041,727

Samsung SDI Co. Ltd.	4,904	1,785,106

		5,826,833

Spain – 3.3%

Banco Bilbao Vizcaya Argentaria SA	433,863	3,953,074

CaixaBank SA	580,543	2,388,873

Iberdrola SA	259,221	3,390,121

		9,732,068

Sweden – 2.5%

Nibe Industrier AB, Class B	102,229	722,538

Sandvik AB	179,119	3,876,812

Svenska Handelsbanken AB, Class A	248,829	2,700,719

		7,300,069

Switzerland – 6.8%

Alcon, Inc.	40,086	3,140,199

Chocoladefabriken Lindt & Spruengli AG	164	1,969,868

Cie Financiere Richemont SA, Reg S, Class A	17,742	2,447,213

Lonza Group AG, Reg S	5,854	2,462,877

Nestle SA, Reg S	30,679	3,550,707

Roche Holding AG	22,358	6,480,067

		20,050,931

Taiwan – 0.5%

Taiwan Semiconductor Manufacturing Co. Ltd.	81,000	1,558,884

		1,558,884

United Kingdom – 19.4%

Antofagasta PLC	82,889	1,773,125

ARM Holdings PLC, ADR(1)	22,359	1,680,167

AstraZeneca PLC	42,689	5,749,499

Bunzl PLC	65,204	2,646,698

Burberry Group PLC	123,137	2,236,267

Diageo PLC	87,188	3,166,162

GSK PLC	176,305	3,256,582

HSBC Holdings PLC	346,777	2,800,949

Kingfisher PLC	489,334	1,514,411

National Grid PLC	166,453	2,247,504

Prudential PLC	220,554	2,482,807

Reckitt Benckiser Group PLC	42,470	2,929,994

RELX PLC	110,164	4,369,136

Shell PLC	242,092	7,957,305

SSE PLC	172,673	4,073,526

Unilever PLC	121,037	5,856,243

Whitbread PLC	48,018	2,230,744

		56,971,119

December 31, 2023	Shares	Value

United States – 2.8%

Booking Holdings, Inc.(1)	824	$2,922,909

Liberty Media Corp.-Liberty Formula One, Class C(1)	20,421	1,289,178

Lululemon Athletica, Inc.(1)	5,690	2,909,240

MercadoLibre, Inc.(1)	642	1,008,929

		8,130,256

Total Common Stocks (Cost $276,293,423)		290,520,160
Preferred Stocks – 0.5%

Germany – 0.5%

Dr. Ing. h.c. F. Porsche AG(2)	15,650	1,380,113

Total Preferred Stocks (Cost $1,278,530)		1,380,113

Total Investments – 99.4% (Cost $277,571,953)		291,900,273

Assets in excess of other liabilities – 0.6%		1,710,111

Total Net Assets – 100.0%		$293,610,384

(1)	Non–income–producing security.
(2)

Security that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2023, the aggregate market value of the security amounted to $1,380,113, representing 0.5% of net assets. This security has been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

Legend:

ADR — American Depositary Receipt

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Australia	$—	$5,108,206	*	$—	$5,108,206
Austria	—	3,495,140	*	—	3,495,140
Belgium	—	2,303,086	*	—	2,303,086
Brazil	—	1,142,563	*	—	1,142,563
Canada	3,735,605	—		—	3,735,605
Cayman Islands	—	2,311,142	*	—	2,311,142
China	—	1,811,276	*	—	1,811,276
Denmark	—	12,411,186	*	—	12,411,186
France	—	26,001,884	*	—	26,001,884
Germany	—	22,342,762	*	—	22,342,762
Hong Kong	—	8,003,994	*	—	8,003,994
India	2,763,254	—		—	2,763,254
Indonesia	—	2,001,607	*	—	2,001,607
Ireland	2,266,708	—		—	2,266,708
Italy	—	3,471,283	*	—	3,471,283
Japan	—	65,850,214	*	—	65,850,214
Luxembourg	3,439,129	—		—	3,439,129
Netherlands	—	5,635,418	*	—	5,635,418
Norway	—	4,696,658	*	—	4,696,658
Portugal	—	2,158,885	*	—	2,158,885
Republic of Korea	—	5,826,833	*	—	5,826,833
Spain	—	9,732,068	*	—	9,732,068
Sweden	—	7,300,069	*	—	7,300,069
Switzerland	—	20,050,931	*	—	20,050,931
Taiwan	—	1,558,884	*	—	1,558,884
United Kingdom	1,680,167	55,290,952	*	—	56,971,119
United States	8,130,256	—		—	8,130,256
Preferred Stocks
Germany	—	1,380,113	*	—	1,380,113
Total	$22,015,119	$269,885,154		$—	$291,900,273

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$291,900,273

Foreign currency, at value	130,088

Receivable for investments sold	1,131,211

Foreign tax reclaims receivable	915,802

Dividends/interest receivable	251,853

Reimbursement receivable from adviser	35,399

Prepaid expenses	10,397

Total Assets	294,375,023

Liabilities

Due to custodian	267,190

Investment advisory fees payable	189,421

Payable for fund shares redeemed	154,361

Distribution fees payable	61,725

Accrued custodian and accounting fees	36,227

Accrued audit fees	23,216

Accrued trustees’ and officers’ fees	2,262

Accrued expenses and other liabilities	30,237

Total Liabilities	764,639

Total Net Assets	$293,610,384

Net Assets Consist of:

Paid-in capital	$283,733,308

Distributable earnings	9,877,076

Total Net Assets	$293,610,384

Investments, at Cost	$277,571,953

Foreign Currency, at Cost	$135,748

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	22,306,198

Net Asset Value Per Share	$13.16

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$8,574,691

Interest	24,150

Withholding taxes on foreign dividends	(830,476)

Total Investment Income	7,768,365

Expenses

Investment advisory fees	2,333,632

Distribution fees	761,210

Custodian and accounting fees	125,391

Professional fees	101,121

Trustees’ and officers’ fees	74,815

Administrative fees	51,643

Shareholder reports	19,490

Transfer agent fees	14,309

Other expenses	19,712

Total Expenses	3,501,323

Less: Fees waived	(212,894)

Total Expenses, Net	3,288,429

Net Investment Income/(Loss)	4,479,936

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	(13,063,739)

Net realized gain/(loss) from foreign currency transactions	19,710

Net change in unrealized appreciation/(depreciation) on investments	54,525,214

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	48,163

Net Gain on Investments and Foreign Currency Transactions	41,529,348

Net Increase in Net Assets Resulting From Operations	$46,009,284

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$4,479,936	$4,451,101

Net realized gain/(loss) from investments and foreign currency transactions	(13,044,029)	(12,361,227)

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	54,573,377	(66,148,218)

Net Increase/(Decrease) in Net Assets Resulting from Operations	46,009,284	(74,058,344)

Capital Share Transactions

Proceeds from sales of shares	18,966,554	34,530,478

Cost of shares redeemed	(96,377,576)	(47,367,070)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(77,411,022)	(12,836,592)

Net Decrease in Net Assets	(31,401,738)	(86,894,936)

Net Assets

Beginning of year	325,012,122	411,907,058

End of year	$293,610,384	$325,012,122

Other Information:

Shares

Sold	1,516,044	2,969,799

Redeemed	(7,747,234)	(4,125,624)

Net Decrease	(6,231,190)	(1,155,825)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL EQUITY VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$11.39	$0.18		$1.59	$1.77	$13.16	15.54%

Year Ended 12/31/22	13.87	0.15		(2.63)	(2.48)	11.39	(17.88)%

Year Ended 12/31/21	13.16	0.30	(4)	0.41	0.71	13.87	5.40%

Year Ended 12/31/20	12.15	0.12		0.89	1.01	13.16	8.31%

Year Ended 12/31/19	10.01	0.22		1.92	2.14	12.15	21.38%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$293,610	1.08%	1.15%	1.47%		1.40%		29%

325,012	1.08%	1.12%	1.30%		1.26%		136%

411,907	1.06%	1.13%	2.20%	(4)	2.13%	(4)	40%

234,233	1.00%	1.18%	1.03%		0.85%		38%

220,989	0.94%	1.20%	1.99%		1.73%		32%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)

Reflects a special dividend paid out during the year by one of the Fund’s holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.19, the Net Ratio of Net Investment Income to Average Net Assets would have been 1.37%, and the Gross Ratio of Net Investment Income to Average Net Assets would have been 1.30%.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian International Equity VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.08% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $212,894.

Park Avenue has entered into a Sub-Advisory Agreement with Schroder Investment Management North America, Inc. (“Schroder Inc.”). Schroder Inc. is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund. Schroder Inc. also entered into a Sub-subadvisory Agreement with its affiliate, Schroder Investment Management North America Limited (‘‘Schroder Limited’’). The sub-subadvisory fees under the Sub-subadvisory Agreement are paid by Schroder Inc. to Schroder Limited and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $761,210 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $86,613,863 and $158,936,559, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2023, the Fund did not hold any restricted, other than 144A restricted securities or illiquid securities.

f. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian International Equity VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian International Equity VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8172

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian International Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian International Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL GROWTH VIP FUND

FUND COMMENTARY OF

J.P. MORGAN INVESTMENT MANAGEMENT INC., SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian International Growth VIP Fund (the “Fund”) returned 16.18% for the 12 months ended December 31, 2023, underperforming its benchmark, the MSCI® EAFE® Growth Index[1] (the “Index”). Stock selection in the information technology (IT) sector and an underweight in the IT sector relative to the Index detracted from the Fund’s performance. Stock selection, particularly in the industrials sector, contributed to the Fund’s performance. Additionally, an underweight exposure to the consumer staples sector had a positive impact on the Fund’s performance.

•	The Index returned 17.58% for the same period. The IT sector and the materials sector were the largest contributors to the Index’s performance, while the energy sector and the utilities sector were the only two detractors from the Index’s performance.

Market Overview

After a challenging 2022, global equities rallied in 2023 in what came as a surprise to many market participants. Sentiment towards global equities oscillated over the year, driven by recession worries at the start of 2023, followed by resilient growth over the summer, “higher for longer” rates in the autumn, and a year-end focus on future interest rate cuts. A series of softer inflation data in the U.S. and Europe led to growing excitement that central banks may cut interest rates sooner than previously expected, with the market now forecasting over 150 basis points (bps) of interest rate cuts by the U.S. Federal Reserve (the “Fed”) in 2024.

Market returns were not evenly distributed this year and were largely driven by a handful of U.S. technology stocks dubbed the “Magnificent Seven.”2 These stocks contributed around 80% of the Standard & Poor’s 500® Index (the “S&P 500 Index”)3 returns over the year, the largest contribution by some margin of the largest seven stocks to total index performance in recent history. More broadly, growth stocks that declined in 2022 made a stellar comeback in 2023. The catalyst was the launch of generative artificial intelligence (AI) chatbot, ChatGPT, that spurred the imagination of investors and that we expect will result in higher demand for advanced AI chips, helping the chip leader NVIDIA’s stock price to more than triple in 2023.

As a result, the U.S. markets, with their growth-tilt, performed very strongly, thanks to a combination of better-than-expected consumer spending, resilient corporate profits and enthusiasm around the advancements in AI.

International performance varied across regions in 2023, with emerging market equities trailing their developed market counterparts. China faced difficulties with consumer consumption and its property market, reflected in its negative equity performance for the year, while Japanese stocks witnessed strong gains fueled by structural improvements in corporate governance and balance sheet management. The Tokyo Stock Exchange has been encouraging Japanese companies to improve their capital allocation, especially by returning cash to shareholders and implementing share buybacks. Moreover, the slump in the value of the Japanese Yen helped boost profits for exporters like car manufacturers.

In Europe, governments have effectively managed energy supply problems, but cautious consumers and softer manufacturing activity continued to weaken the macro backdrop. On a positive note, Europe and the UK witnessed a downtrend in inflation. In November 2023, annual inflation in the Eurozone fell to 2.4%, its lowest reading in 16 months, and the UK headline consumer price index (CPI) declined to its lowest levels in over two years at 3.9%.

The year finished unusually strongly as the U.S. November CPI report saw the annual headline CPI ease to 3.1%, helped by a sharp decline in energy prices. While the Fed held interest rates steady at the December 2023 meeting, their latest projections suggested three cuts over 2024. Importantly, Fed Chair Jerome Powell, in a significant shift from prior messaging, did not push back on market pricing for cuts early in 2024. The bond market responded sharply with U.S. 10-year Treasury yields moving below 4% (from almost 5% in mid-October), and 2-year Treasury yields falling below 4.4%. This drop in the bond market caused strong outperformance from high risk stocks.

Geopolitical tensions and concerns around crude oil demand resulted in higher price fluctuations throughout 2023. Ultimately, oil prices decreased over 10% for the year, the first annual decline in two years.

1

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Portfolio Review

Stock selection in the industrials sector and an underweight exposure to the consumer staples sector had a positive impact on the Fund’s performance relative to the Index. On the downside, stock selection in the information technology sector and the communication services sector detracted from performance. At the regional level, stock selection in Japan and the UK contributed to the Fund’s relative performance, while stock selection in continental Europe and an overweight exposure to emerging markets detracted from performance.

Outlook

As we head into 2024, a combination of solid activity and falling inflation has seen the market narrative increasingly shift towards the prospects of a soft landing and earlier-than-expected rate cuts. We believe the market has moved to price 150 bps of rate cuts by the Fed in 2024, with the first cut now expected by March 2024. However, it should be noted that only once in the past 50 years (the mid-1980s) has this pace of rate cuts been observed without a recession.

Indeed, we believe the risks to the global economy have certainly not disappeared, and a quick look at various macroeconomic indicators points to diminishing economic momentum. On top of these macro uncertainties, there are numerous political and geopolitical uncertainties. Wars are still ongoing on multiple frontiers that have the potential to deliver further commodity price shocks through the global economy and 2024 is a significant year for national elections, with over 40 nations scheduled to go to the polls, which includes four of the world’s five most populous countries. Hard fought elections will take place in the U.S. and the UK, while elections elsewhere, such as in Taiwan, may also be in focus given tensions with China.

Against this backdrop, we believe economic growth will be moderate in 2024, after a surprisingly positive year for economic growth in 2023. We believe cooling labor markets and tighter lending standards could limit growth in consumption, while the lagged effects of monetary tightening may challenge business spending.

Despite the background of potential market uncertainties, we are still forecasting 10% earnings growth globally in 2024. While this may feel high in the context of weaker gross domestic product, there are a number of robust bottom-up drivers of this growth, which are a cause for excitement for fundamental stock pickers. In addition, valuations appear reasonable to us, given our long-term forecasts, and are in line with historic averages, both of which suggest positive long-term returns for equities.

In the U.S., mega cap IT stocks will need to continue to beat an ever-higher bar when it comes to high earnings expectations. A softer landing for the economy is likely to benefit more cyclical regions, such as Europe and emerging markets, while in the event of a deeper downturn, the more defensive characteristics of the UK market may come to the fore. Additionally, expectations of corporate reform in Japan and a less conservative approach to balance sheet management and shareholder returns have revived enthusiasm for Japanese stocks, further supporting the case for international diversification.

After a broad market sell-off in 2022, markets have seen solid gains in 2023, but this rebound has not been evenly distributed. Therefore, it is important to assess both risks and opportunities as investors assess positioning for 2024. Our highest conviction view across equity markets is a focus on higher quality stocks – those with robust balance sheets, proven management teams and a stronger ability to defend margins. Some of these will be found in the IT sector, but we believe there are also good examples in more cyclical sectors, such as industrials and financials, as well as more traditionally defensive sectors, such as healthcare.

[1]

The Index is a subset of the MSCI® EAFE® Index. The MSCI® EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]	Currently, the “Magnificent Seven” stocks include Apple (AAPL), Microsoft (MSFT), Alphabet (GOOGL), Amazon (AMZN), Nvidia (NVDA), Meta Platforms (META), and Tesla (TSLA).
[3]

The S&P 500 Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

2

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $103,863,292

Geographic Region Allocation[1] As of December 31, 2023

Sector Allocation[2] As of December 31, 2023

3

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Top Ten Holdings[1] As of December 31, 2023

Holding	Country	% of Total Net Assets
ASML Holding NV	Netherlands	5.4%
Nestle SA, Reg S	Switzerland	4.9%
Novo Nordisk AS, Class B	Denmark	4.6%
LVMH Moet Hennessy Louis Vuitton SE	France	3.4%
AstraZeneca PLC	United Kingdom	3.0%
Safran SA	France	3.0%
Sony Group Corp.	Japan	2.8%
Air Liquide SA	France	2.8%
Shin-Etsu Chemical Co. Ltd.	Japan	2.8%
Atlas Copco AB, Class A	Sweden	2.6%
Total		35.3%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

4

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian International Growth VIP Fund	9/1/2016	16.18%	9.35%	—	6.63%
MSCI® EAFE® Growth Index		17.58%	8.81%	—	6.93%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian International Growth VIP Fund and the MSCI® EAFE® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,017.20	$6.00	1.18%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 98.8%

Australia – 1.7%

Goodman Group	54,199	$930,626

QBE Insurance Group Ltd.	78,885	795,460

		1,726,086
Belgium – 0.8%

KBC Group NV	12,819	831,759

		831,759
Cayman Islands – 1.2%

Tencent Holdings Ltd.	32,800	1,239,209

		1,239,209
Denmark – 5.1%

Genmab AS(1)	1,649	525,258

Novo Nordisk AS, Class B	46,459	4,805,479

		5,330,737
France – 14.4%

Air Liquide SA	14,939	2,906,104

Dassault Systemes SE	19,567	957,895

L’Oreal SA	2,073	1,030,707

LVMH Moet Hennessy Louis Vuitton SE	4,289	3,478,916

Safran SA	17,378	3,065,555

Sanofi SA	10,415	1,032,558

Schneider Electric SE	2,431	489,482

Vinci SA	15,553	1,953,351

		14,914,568
Germany – 5.9%

Beiersdorf AG	3,481	521,557

Delivery Hero SE(1)(2)	5,320	146,903

Deutsche Boerse AG	5,422	1,116,317

Deutsche Post AG	18,597	921,216

Infineon Technologies AG	48,489	2,022,407

SAP SE	6,391	983,098

Zalando SE(1)(2)	19,145	453,334

		6,164,832
India – 1.2%

HDFC Bank Ltd., ADR	17,834	1,196,840

		1,196,840
Ireland – 2.5%

Linde PLC	4,752	1,934,048

Ryanair Holdings PLC, ADR(1)	4,578	610,522

		2,544,570
Japan – 20.6%

Advantest Corp.	15,000	516,517

Daikin Industries Ltd.	10,900	1,770,593

Hoya Corp.	19,300	2,400,324

Keyence Corp.	6,200	2,717,729

Otsuka Corp.	26,100	1,073,395

Rakuten Bank Ltd.(1)	36,900	550,963

Recruit Holdings Co. Ltd.	59,100	2,523,174

Shimano, Inc.	8,200	1,265,823

Shin-Etsu Chemical Co. Ltd.	68,600	2,866,536

Sony Group Corp.	30,800	2,918,444

Terumo Corp.	41,000	1,337,892

Tokio Marine Holdings, Inc.	59,500	1,485,441

		21,426,831

December 31, 2023	Shares	Value
Netherlands – 10.3%

Adyen NV(1)(2)	196	$252,667

Airbus SE	14,128	2,180,774

Argenx SE(1)	2,922	1,110,390

ASML Holding NV	7,460	5,632,398

Ferrari NV	1,159	390,629

Wolters Kluwer NV	8,279	1,176,482

		10,743,340
Republic of Korea – 0.5%

Samsung Electronics Co. Ltd.	9,249	562,523

		562,523
Singapore – 1.6%

DBS Group Holdings Ltd.	66,700	1,685,158

		1,685,158
Spain – 1.8%

Industria de Diseno Textil SA	43,782	1,909,614

		1,909,614
Sweden – 4.5%

Atlas Copco AB, Class A	158,173	2,723,689

Evolution AB(2)	6,718	804,056

Volvo AB, Class B	42,181	1,096,535

		4,624,280
Switzerland – 7.8%

Cie Financiere Richemont SA, Reg S, Class A	15,498	2,137,691

Nestle SA, Reg S	44,236	5,119,758

Straumann Holding AG, Reg S	4,863	786,700

		8,044,149
Taiwan – 1.5%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	15,012	1,561,248

		1,561,248
United Kingdom – 16.1%

3i Group PLC	69,426	2,137,091

Allfunds Group PLC	54,575	388,565

AstraZeneca PLC	23,228	3,128,426

Diageo PLC	14,557	528,626

Ferguson PLC	5,915	1,134,528

InterContinental Hotels Group PLC	29,347	2,650,579

London Stock Exchange Group PLC	18,252	2,157,638

Next PLC	3,019	311,654

Oxford Nanopore Technologies PLC(1)	79,206	209,865

RELX PLC	63,546	2,514,303

Sage Group PLC	35,378	527,753

SSE PLC	45,001	1,061,618

		16,750,646
United States – 1.3%

MercadoLibre, Inc.(1)	271	425,887

Yum China Holdings, Inc.	20,558	872,276

		1,298,163

Total Common Stocks (Cost $76,402,656)		102,554,553

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2023	Principal Amount	Value

Repurchase Agreements – 1.0%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $1,053,219, due 1/2/2024(3)	$1,053,032	$1,053,032

Total Repurchase Agreements (Cost $1,053,032)		1,053,032

Total Investments – 99.8% (Cost $77,455,688)		103,607,585

Assets in excess of other liabilities – 0.2%		255,707

Total Net Assets – 100.0%		$103,863,292

(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2023, the aggregate market value of these securities amounted to $1,656,960, representing 1.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$1,161,200	$1,074,173

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Australia	$—	$1,726,086	*	$—	$1,726,086
Belgium	—	831,759	*	—	831,759
Cayman Islands	—	1,239,209	*	—	1,239,209
Denmark	—	5,330,737	*	—	5,330,737
France	—	14,914,568	*	—	14,914,568
Germany	—	6,164,832	*	—	6,164,832
India	1,196,840	—		—	1,196,840
Ireland	610,522	1,934,048	*	—	2,544,570
Japan	—	21,426,831	*	—	21,426,831
Netherlands	—	10,743,340	*	—	10,743,340
Republic of Korea	—	562,523	*	—	562,523
Singapore	—	1,685,158	*	—	1,685,158
Spain	—	1,909,614	*	—	1,909,614
Sweden	—	4,624,280	*	—	4,624,280
Switzerland	—	8,044,149	*	—	8,044,149
Taiwan	1,561,248	—		—	1,561,248
United Kingdom	—	16,750,646	*	—	16,750,646
United States	1,298,163	—		—	1,298,163
Repurchase Agreements	—	1,053,032		—	1,053,032
Total	$4,666,773	$98,940,812		$—	$103,607,585

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$103,607,585

Foreign currency, at value	12,658

Foreign tax reclaims receivable	409,897

Dividends/interest receivable	82,320

Reimbursement receivable from adviser	17,391

Prepaid expenses	3,574

Total Assets	104,133,425

Liabilities

Payable for fund shares redeemed	114,413

Investment advisory fees payable	69,874

Accrued audit fees	23,216

Accrued custodian and accounting fees	22,702

Distribution fees payable	21,876

Accrued trustees’ and officers’ fees	729

Accrued expenses and other liabilities	17,323

Total Liabilities	270,133

Total Net Assets	$103,863,292

Net Assets Consist of:

Paid-in capital	$63,707,897

Distributable earnings	40,155,395

Total Net Assets	$103,863,292

Investments, at Cost	$77,455,688

Foreign Currency, at Cost	$12,560

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	6,485,436

Net Asset Value Per Share	$16.01

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$2,164,882

Interest	17,589

Withholding taxes on foreign dividends	(186,008)

Total Investment Income	1,996,463

Expenses

Investment advisory fees	852,858

Distribution fees	267,719

Custodian and accounting fees	86,963

Professional fees	55,663

Administrative fees	29,563

Trustees’ and officers’ fees	26,311

Transfer agent fees	13,811

Shareholder reports	10,587

Other expenses	6,052

Total Expenses	1,349,527

Less: Fees waived	(85,894)

Total Expenses, Net	1,263,633

Net Investment Income/(Loss)	732,830

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	2,961,335

Net realized gain/(loss) from foreign currency transactions	(21,213)

Net change in unrealized appreciation/(depreciation) on investments	13,434,964

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	21,572

Net Gain on Investments and Foreign Currency Transactions	16,396,658

Net Increase in Net Assets Resulting From Operations	$17,129,488

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$732,830	$420,805

Net realized gain/(loss) from investments and foreign currency transactions	2,940,122	(4,597,473)

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	13,456,536	(38,921,225)

Net Increase/(Decrease) in Net Assets Resulting from Operations	17,129,488	(43,097,893)

Capital Share Transactions

Proceeds from sales of shares	9,240,804	30,232,445

Cost of shares redeemed	(37,169,315)	(21,298,973)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(27,928,511)	8,933,472

Net Decrease in Net Assets	(10,799,023)	(34,164,421)

Net Assets

Beginning of year	114,662,315	148,826,736

End of year	$103,863,292	$114,662,315

Other Information:

Shares

Sold	612,756	2,045,765

Redeemed	(2,445,654)	(1,474,540)

Net Increase/(Decrease)	(1,832,898)	571,225

10	The accompanying notes are an integral part of these financial statements.

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11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$13.78	$0.10	$2.13	$2.23	$16.01	16.18%

Year Ended 12/31/22	19.21	0.05	(5.48)	(5.43)	13.78	(28.27)%

Year Ended 12/31/21	17.34	(0.01)	1.88	1.87	19.21	10.78%

Year Ended 12/31/20	13.53	(0.00)(4)	3.81	3.81	17.34	28.16%

Year Ended 12/31/19	10.24	0.07	3.22	3.29	13.53	32.13%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$103,863	1.18%	1.26%	0.68%		0.60%	50%

114,662	1.18%	1.21%	0.35%		0.32%	40%

148,827	1.17%	1.17%	(0.05)%		(0.05)%	31%

146,998	1.18%	1.24%	(0.00)%	(5)	(0.06)%	25%

146,555	1.18%	1.26%	0.56%		0.48%	25%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Rounds to $(0.00) per share.

(5)	Rounds to (0.00)%.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian International Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return consisting of long-term capital growth and current income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.18% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $85,894.

Park Avenue has entered into a Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (“J.P. Morgan”). J.P. Morgan is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $267,719 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $52,586,046 and $79,305,505, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

e. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian International Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian International Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8171

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Large Cap Disciplined Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Disciplined Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

FUND COMMENTARY OF WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) returned 41.88% for the 12 months ended December 31, 2023, underperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”). The Fund’s performance benefited from security selection within the health care and information technology (IT) sectors. Security selection in the communications services and consumer staples sectors detracted from the Fund’s performance.

•	The Index returned 42.68% for the 12 months ended December 31, 2023. Within the Index, the communication services, IT, and consumer discretionary sectors significantly contributed to performance, while the energy, utilities, and consumer staples sectors detracted from performance during the period.

Market Overview

U.S. equities, as measured by the Index, rose over the 12 months ended December 31, 2023, amid easing inflation, optimism for lower interest rates, strong performance in select mega-cap technology companies, and steady gross domestic product (GDP) growth. U.S. equities advanced during the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (the “Fed”) slowed its pace of monetary policy tightening, raising interest rates by 25 basis points (bps) in February and March, to a range between 4.75%-5%. U.S. equities rose again in the second quarter of 2023, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI). U.S. equities fell in the third quarter of 2023, pressured by rising U.S. Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” Economic data released during the third quarter of 2023 indicated healthy momentum in the U.S.

economy after GDP in the second quarter grew at a surprisingly strong 2.1% annualized rate. U.S. equities registered their largest quarterly return in three years for the fourth quarter of 2023 as gains broadened beyond those of the “Magnificent Seven” stocks2 that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending U.S. Treasury yields lower and driving stocks higher. The Summary of Economic Projections issued by the Fed implied that policymakers anticipate 75 bps of interest-rate cuts in 2024.

Portfolio Review

Stock selection was the primary driver of underperformance relative to the Index during the period. Strong selection in the health care, information technology, and financials sectors was partially offset by weak selection in the consumer staples, communication services, and materials sectors. Sector allocation, a residual component of the Fund’s bottom-up stock selection process, detracted from performance relative to the Index. Underweight allocations to the information technology and communication services sectors and an overweight to the financials sector detracted from relative performance, but these effects were partially offset by the Fund’s underweight allocations to the consumer staples and energy sectors and an overweight allocation to the industrials sector.

Outlook

With increasingly dovish commentary and an updated Fed “dot plot” (reflecting policymakers’ expectations for interest rate movements) projecting several rate cuts in 2024, we believe the U.S. market has now fully embraced that the dramatic rate cycle which began in March 2022 has come to an end. There has been constructive evidence that inflationary trends are in fact moving downward towards the Fed’s stated goal of 2%, yet what remains to be seen is the precise onset, cadence, and true depth of how interest rate cuts will be enacted. Any disappointment in the degree or timing of rate cuts could leave increasingly expectant markets susceptible to short-term weakness.

Labor markets have remained resilient and continue to underpin the U.S. economy, and unemployment levels have not risen to the higher levels many expected would be required for the Federal Open Market Committee (the “FOMC”) to reach its inflationary target. We believe job security and employment prospects continue to provide confidence to the U.S. consumer, yet incremental headwinds from rising student loan

1

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

obligations, increased credit utilization at still-high rates, and the complete drawdown of excess savings removes some of the support that the U.S. consumer carried through last year.

An easing in the cost of capital for companies and consumers alike should, in our view, be constructive for the U.S. economy and could lead to an improved housing market, increased mergers and acquisitions, and increasing levels of investment which should benefit more rate-sensitive sectors, including financials. Further, we believe robust and continued innovation within the technology sector promises to provide opportunities for driving productivity within the U.S. workforce as companies continue to explore the burgeoning capabilities that AI promises to bring.

In our view, 2024 will also bring pivotal elections in both Congress and the executive branch, which may have important ramifications for the direction of markets. Given 2023 will have seen the U.S. government generate a budget deficit at close to 8% of GDP, the largest of any developed nation and well above the 3.7% level in 2022, we anticipate that the expected debate over fiscal restraint will be an important factor with respect to the markets.

[1]

The Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1.000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]	Currently, the “Magnificent Seven” stocks include Apple (AAPL), Microsoft (MSFT), Alphabet (GOOGL), Amazon (AMZN), Nvidia (NVDA), Meta Platforms (META), and Tesla (TSLA).

2

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $450,987,332

Sector Allocation[1] As of December 31, 2023

Top Ten Holdings[2] As of December 31, 2023

Holding	% of Total Net Assets
Microsoft Corp.	9.8%
Apple, Inc.	8.2%
Amazon.com, Inc.	6.7%
Meta Platforms, Inc., Class A	4.8%
NVIDIA Corp.	4.8%
Alphabet, Inc., Class A	4.5%
Mastercard, Inc., Class A	3.1%
Eli Lilly & Co.	3.0%
Broadcom, Inc.	2.8%
UnitedHealth Group, Inc.	2.5%
Total	50.2%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Disciplined Growth VIP Fund	9/1/2016	41.88%	17.36%	—	15.00%
Russell 1000® Growth Index		42.68%	19.50%	—	17.01%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Disciplined Growth VIP Fund and the Russell 1000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,095.10	$4.59	0.87%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 99.8%
Automobiles – 2.0%

Tesla, Inc.(1)	36,438	$9,054,114

		9,054,114
Beverages – 2.8%

Brown-Forman Corp., Class B	57,865	3,304,091

Celsius Holdings, Inc.(1)	37,450	2,041,774

Constellation Brands, Inc., Class A	12,154	2,938,230

Monster Beverage Corp.(1)	74,972	4,319,137

		12,603,232
Biotechnology – 1.1%

Vertex Pharmaceuticals, Inc.(1)	11,918	4,849,315

		4,849,315
Broadline Retail – 6.7%

Amazon.com, Inc.(1)	198,733	30,195,492

		30,195,492
Building Products – 0.8%

Builders FirstSource, Inc.(1)	20,821	3,475,858

		3,475,858
Capital Markets – 2.8%

Ares Management Corp., Class A	25,872	3,076,698

KKR & Co., Inc.	27,669	2,292,377

Morgan Stanley	33,687	3,141,313

S&P Global, Inc.	8,925	3,931,641

		12,442,029
Chemicals – 1.5%

Albemarle Corp.	13,049	1,885,319

Sherwin-Williams Co.	15,260	4,759,594

		6,644,913
Consumer Finance – 0.8%

American Express Co.	19,563	3,664,932

		3,664,932
Electronic Equipment, Instruments & Components – 3.4%

Amphenol Corp., Class A	53,620	5,315,351

CDW Corp.	25,072	5,699,367

Jabil, Inc.	34,210	4,358,354

		15,373,072
Entertainment – 1.8%

Netflix, Inc.(1)	16,329	7,950,263

		7,950,263
Financial Services – 3.5%

FleetCor Technologies, Inc.(1)	6,589	1,862,117

Mastercard, Inc., Class A	33,037	14,090,611

		15,952,728
Ground Transportation – 1.6%

Uber Technologies, Inc.(1)	119,256	7,342,592

		7,342,592
Health Care Equipment & Supplies – 1.6%

Boston Scientific Corp.(1)	68,171	3,940,965

Edwards Lifesciences Corp.(1)	40,779	3,109,399

		7,050,364

December 31, 2023	Shares	Value
Health Care Providers & Services – 2.5%

UnitedHealth Group, Inc.	21,751	$11,451,249

		11,451,249
Health Care Technology – 1.0%

Veeva Systems, Inc., Class A(1)	23,160	4,458,763

		4,458,763
Hotels, Restaurants & Leisure – 2.0%

Airbnb, Inc., Class A(1)	22,792	3,102,903

Chipotle Mexican Grill, Inc.(1)	2,664	6,092,461

		9,195,364
Insurance – 0.6%

Arch Capital Group Ltd.(1)	39,273	2,916,806

		2,916,806
Interactive Media & Services – 9.9%

Alphabet, Inc., Class A(1)	146,515	20,466,680

Meta Platforms, Inc., Class A(1)	61,679	21,831,899

ZoomInfo Technologies, Inc.(1)	120,054	2,219,799

		44,518,378
IT Services – 0.6%

MongoDB, Inc.(1)	6,643	2,715,991

		2,715,991
Life Sciences Tools & Services – 0.9%

Thermo Fisher Scientific, Inc.	7,656	4,063,728

		4,063,728
Machinery – 3.3%

Deere & Co.	14,248	5,697,348

Ingersoll Rand, Inc.	64,904	5,019,675

Nordson Corp.	16,613	4,388,490

		15,105,513
Oil, Gas & Consumable Fuels – 0.5%

Diamondback Energy, Inc.	14,866	2,305,419

		2,305,419
Personal Care Products – 1.1%

Estee Lauder Cos., Inc., Class A	34,430	5,035,387

		5,035,387
Pharmaceuticals – 4.0%

Eli Lilly & Co.	23,050	13,436,306

Merck & Co., Inc.	41,691	4,545,153

		17,981,459
Semiconductors & Semiconductor Equipment – 10.7%

Advanced Micro Devices, Inc.(1)	32,442	4,782,275

Broadcom, Inc.	11,288	12,600,230

Intel Corp.	53,594	2,693,099

KLA Corp.	11,300	6,568,690

NVIDIA Corp.	43,270	21,428,169

		48,072,463
Software – 19.9%

Adobe, Inc.(1)	7,849	4,682,713

Cadence Design Systems, Inc.(1)	16,954	4,617,761

HubSpot, Inc.(1)	6,575	3,817,051

Intuit, Inc.	11,006	6,879,080

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2023	Shares	Value
Software (continued)

Microsoft Corp.	117,028	$44,007,209

Palo Alto Networks, Inc.(1)	16,634	4,905,034

Salesforce, Inc.(1)	26,164	6,884,795

ServiceNow, Inc.(1)	10,767	7,606,778

Workday, Inc., Class A(1)	23,033	6,358,490

		89,758,911
Specialty Retail – 1.7%

O’Reilly Automotive, Inc.(1)	4,829	4,587,936

TJX Cos., Inc.	34,508	3,237,196

		7,825,132
Technology Hardware, Storage & Peripherals – 8.2%

Apple, Inc.	191,756	36,918,783

		36,918,783
Textiles, Apparel & Luxury Goods – 2.5%

Lululemon Athletica, Inc.(1)	11,525	5,892,617

NIKE, Inc., Class B	51,099	5,547,819

		11,440,436

Total Common Stocks (Cost $284,778,544)		450,362,686

December 31, 2023	Principal Amount	Value
Repurchase Agreements – 0.3%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $1,276,756, due 1/2/2024(2)	$1,276,529	$1,276,529

Total Repurchase Agreements (Cost $1,276,529)		1,276,529

Total Investments – 100.1% (Cost $286,055,073)		451,639,215

Liabilities in excess of other assets – (0.1)%		(651,883)

Total Net Assets – 100.0%		$450,987,332

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$1,407,600	$1,302,106

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$450,362,686	$—	$—	$450,362,686
Repurchase Agreements	—	1,276,529	—	1,276,529
Total	$450,362,686	$1,276,529	$—	$451,639,215

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$451,639,215

Dividends/interest receivable	119,830

Reimbursement receivable from adviser	36,069

Prepaid expenses	15,867

Total Assets	451,810,981

Liabilities

Payable for fund shares redeemed	435,829

Investment advisory fees payable	215,142

Distribution fees payable	95,267

Accrued audit fees	21,564

Accrued custodian and accounting fees	10,505

Accrued trustees’ and officers’ fees	2,781

Accrued expenses and other liabilities	42,561

Total Liabilities	823,649

Total Net Assets	$450,987,332

Net Assets Consist of:

Paid-in capital	$73,178,804

Distributable earnings	377,808,528

Total Net Assets	$450,987,332

Investments, at Cost	$286,055,073

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	16,175,224

Net Asset Value Per Share	$27.88

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$3,248,849

Interest	30,868

Total Investment Income	3,279,717

Expenses

Investment advisory fees	2,589,627

Distribution fees	1,148,863

Professional fees	133,549

Trustees’ and officers’ fees	110,526

Administrative fees	69,320

Custodian and accounting fees	42,051

Shareholder reports	28,410

Transfer agent fees	17,830

Other expenses	24,397

Total Expenses	4,164,573

Less: Fees waived	(166,532)

Total Expenses, Net	3,998,041

Net Investment Income/(Loss)	(718,324)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	42,483,878

Net change in unrealized appreciation/(depreciation) on investments	118,933,471

Net Gain on Investments	161,417,349

Net Increase in Net Assets Resulting From Operations	$160,699,025

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$(718,324)	$(750,093)

Net realized gain/(loss) from investments	42,483,878	(10,126,990)

Net change in unrealized appreciation/(depreciation) on investments	118,933,471	(185,987,750)

Net Increase/(Decrease) in Net Assets Resulting from Operations	160,699,025	(196,864,833)

Capital Share Transactions

Proceeds from sales of shares	2,909,193	91,090,129

Cost of shares redeemed	(152,162,094)	(77,446,731)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(149,252,901)	13,643,398

Net Increase/(Decrease) in Net Assets	11,446,124	(183,221,435)

Net Assets

Beginning of year	439,541,208	622,762,643

End of year	$450,987,332	$439,541,208

Other Information:

Shares

Sold	119,516	4,085,055

Redeemed	(6,308,587)	(3,426,409)

Net Increase/(Decrease)	(6,189,071)	658,646

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$19.65	$(0.04)	$8.27	$8.23	$27.88	41.88%

Year Ended 12/31/22	28.69	(0.03)	(9.01)	(9.04)	19.65	(31.51)%

Year Ended 12/31/21	23.83	(0.09)	4.95	4.86	28.69	20.39%

Year Ended 12/31/20	17.47	(0.02)	6.38	6.36	23.83	36.41%

Year Ended 12/31/19	12.52	(0.00)(4)	4.95	4.95	17.47	39.54%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets(3)	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$450,987	0.87%	0.91%	(0.16)%	(0.20)%	37%

439,541	0.87%	0.89%	(0.15)%	(0.17)%	38%

622,763	0.87%	0.87%	(0.34)%	(0.34)%	28%

621,402	0.87%	0.89%	(0.12)%	(0.14)%	24%

625,755	0.87%	0.96%	(0.01)%	(0.10)%	116%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

(4)	Rounds to $(0.00) per share.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to maximize long-term growth.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% from $100 to $300 million, 0.52% from $300 to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.87% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $166,532.

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $1,148,863 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $170,053,144 and $318,368,319, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Disciplined Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Disciplined Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8173

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Large Cap Disciplined Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Disciplined Value VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

FUND COMMENTARY OF

BOSTON PARTNERS GLOBAL INVESTORS, INC., SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) returned 13.48% for the 12 months ended December 31, 2023, outperforming its benchmark, the Russell 1000® Value Index[1] (the “Index”).

•	Positive stock selection in the health care, information technology (IT), and consumer staples sectors contributed to the Fund’s performance during the period. Sector allocation in the communications services, health care and energy sectors detracted from the Fund’s performance.

•	The Index returned 11.46% for the same period. The communication services and IT sectors were two of the best performing sectors for the Index during the period.

Market Overview

A shift in monetary policy by the U.S. Federal Reserve (the “Fed”) reflecting its intentions for the future path of interest rates and a better-than-expected report on inflation helped lift both stocks and bonds during December 2023, with the Standard & Poor’s 500® Index (the “S&P 500 Index”)2 gaining 4.53% and the Bloomberg U.S. Aggregate Bond Index (the “Bond Index”)3 returning 3.83%. Nine straight weeks of positive total returns (the best stretch since December 2013) helped the S&P 500 Index to a quarterly gain of 11.69%, the strongest quarter for the index in three years. The Bond Index also shined, returning 6.82% for the quarter, its highest since the second quarter of 1989. For the year the S&P 500 Index gained 26.29%, while the Bond Index returned 5.53%, the best returns in two and three years, respectively, for the benchmarks.

Portfolio Review

For the 12 months ended December 31, 2023, stock selection aided relative performance. Positive stock selection in the health care, IT, and consumer staples sectors contributed to the Fund’s performance during the period. Sector allocation detracted from relative returns due to the Fund’s overweight to the energy, communications services and health care sectors and underweight to the real estate and financials sectors. Stock selection within the financials, consumer discretionary and communications services sectors detracted from the Fund’s performance during the period.

Outlook

The U.S. economy continues to be stronger than anticipated despite the more restrictive monetary policy adopted by the Fed in 2023. The market appears to be expecting a “soft landing” in 2024, while many economists are forecasting a slowdown/mild recession during the second half of 2024. The Fund’s investment team will continue to maintain a focus on finding investments that we believe have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher. We believe that our emphasis on bottom-up security selection and sound fundamental analysis has the potential to generate returns over time, particularly during economic slowdowns, as we identify companies that we believe have the potential for sustainable earnings growth. With current valuation spreads between value and growth stocks very wide, we believe the Fund’s portfolio is well positioned to seek to take advantage of these opportunities.

[1]

The Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]

The S&P 500 Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[3]

The Bond Index is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Bond Index and, unlike the Fund, the Bond Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $137,091,799

Sector Allocation[1] As of December 31, 2023

Top Ten Holdings[2] As of December 31, 2023

Holding	% of Total Net Assets
JPMorgan Chase & Co.	4.2%
Berkshire Hathaway, Inc., Class B	3.4%
Alphabet, Inc., Class A	3.1%
Morgan Stanley	2.3%
Bristol-Myers Squibb Co.	1.8%
Philip Morris International, Inc.	1.8%
Discover Financial Services	1.8%
Wells Fargo & Co.	1.7%
AutoZone, Inc.	1.7%
UnitedHealth Group, Inc.	1.7%
Total	23.5%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Disciplined Value VIP Fund	9/1/2016	13.48%	11.85%	—	9.94%
Russell 1000® Value Index		11.46%	10.91%	—	8.87%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Disciplined Value VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,093.30	$5.12	0.97%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94	0.97%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 98.3%

Aerospace & Defense – 5.1%

Boeing Co.(1)	6,970	$1,816,800

General Dynamics Corp.	8,761	2,274,969

Howmet Aerospace, Inc.	29,426	1,592,535

RTX Corp.	16,272	1,369,126

		7,053,430
Automobile Components – 0.3%

BorgWarner, Inc.	11,517	412,884

		412,884
Banks – 6.4%

Huntington Bancshares, Inc.	54,894	698,252

JPMorgan Chase & Co.	33,580	5,711,958

Wells Fargo & Co.	48,821	2,402,969

		8,813,179
Beverages – 1.8%

Coca-Cola Europacific Partners PLC	15,851	1,057,896

Keurig Dr Pepper, Inc.	41,234	1,373,917

		2,431,813
Biotechnology – 1.2%

Amgen, Inc.	5,648	1,626,737

		1,626,737
Building Products – 1.9%

Allegion PLC	7,543	955,623

Builders FirstSource, Inc.(1)	2,894	483,124

Masco Corp.	18,274	1,223,993

		2,662,740
Capital Markets – 5.7%

Ares Management Corp., Class A	4,967	590,675

Charles Schwab Corp.	17,815	1,225,672

Goldman Sachs Group, Inc.	3,947	1,522,634

Intercontinental Exchange, Inc.	10,504	1,349,029

Morgan Stanley	34,087	3,178,613

		7,866,623
Chemicals – 0.9%

DuPont de Nemours, Inc.	8,418	647,597

Olin Corp.	10,427	562,536

		1,210,133
Construction & Engineering – 0.5%

WillScot Mobile Mini Holdings Corp.(1)	16,147	718,542

		718,542
Construction Materials – 1.4%

CRH PLC	27,630	1,910,891

		1,910,891
Consumer Finance – 2.9%

American Express Co.	8,375	1,568,973

Discover Financial Services	21,605	2,428,402

		3,997,375
Consumer Staples Distribution & Retail – 2.7%

U.S. Foods Holding Corp.(1)	34,575	1,570,051

Walmart, Inc.	13,854	2,184,083

		3,754,134

December 31, 2023	Shares	Value
Distributors – 0.3%

LKQ Corp.	9,766	$466,717

		466,717
Electric Utilities – 0.8%

FirstEnergy Corp.	28,014	1,026,993

		1,026,993
Electrical Equipment – 1.0%

Eaton Corp. PLC	5,747	1,383,993

		1,383,993
Energy Equipment & Services – 1.9%

Halliburton Co.	25,982	939,249

Schlumberger NV	30,928	1,609,493

		2,548,742
Entertainment – 1.0%

Take-Two Interactive Software, Inc.(1)	3,429	551,897

Warner Bros Discovery, Inc.(1)	74,291	845,432

		1,397,329
Financial Services – 5.9%

Berkshire Hathaway, Inc., Class B(1)	13,141	4,686,869

FleetCor Technologies, Inc.(1)	5,718	1,615,964

Global Payments, Inc.	13,916	1,767,332

		8,070,165
Health Care Equipment & Supplies – 1.5%

Abbott Laboratories	18,143	1,997,000

		1,997,000
Health Care Providers & Services – 6.5%

Cencora, Inc.	9,159	1,881,076

Centene Corp.(1)	22,002	1,632,768

Cigna Group	5,441	1,629,308

McKesson Corp.	3,287	1,521,815

UnitedHealth Group, Inc.	4,343	2,286,459

		8,951,426
Hotels, Restaurants & Leisure – 1.7%

Booking Holdings, Inc.(1)	332	1,177,677

MGM Resorts International(1)	25,137	1,123,121

		2,300,798
Household Durables – 0.7%

Mohawk Industries, Inc.(1)	5,837	604,129

Whirlpool Corp.	3,184	387,716

		991,845
Insurance – 2.1%

Aon PLC, Class A	2,152	626,275

Arthur J Gallagher & Co.	4,149	933,027

Chubb Ltd.	5,677	1,283,002

		2,842,304
Interactive Media & Services – 3.1%

Alphabet, Inc., Class A(1)	30,190	4,217,241

		4,217,241
IT Services – 0.9%

Cognizant Technology Solutions Corp., Class A	17,077	1,289,826

		1,289,826

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2023	Shares	Value
Life Sciences Tools & Services – 2.3%

Avantor, Inc.(1)	59,799	$1,365,211

ICON PLC(1)	6,368	1,802,590

		3,167,801
Machinery – 4.0%

Caterpillar, Inc.	2,387	705,764

Deere & Co.	2,041	816,135

Dover Corp.	5,672	872,410

Fortive Corp.	17,621	1,297,434

Otis Worldwide Corp.	6,140	549,346

Westinghouse Air Brake Technologies Corp.	9,504	1,206,058

		5,447,147
Media – 0.9%

Omnicom Group, Inc.	14,587	1,261,921

		1,261,921
Metals & Mining – 0.7%

Teck Resources Ltd., Class B	21,503	908,932

		908,932
Multi-Utilities – 0.5%

CenterPoint Energy, Inc.	22,619	646,225

		646,225
Oil, Gas & Consumable Fuels – 7.7%

Canadian Natural Resources Ltd.	26,245	1,719,572

Cenovus Energy, Inc.	97,628	1,625,506

ConocoPhillips	17,267	2,004,181

Exxon Mobil Corp.	12,020	1,201,760

Marathon Petroleum Corp.	13,140	1,949,450

Peabody Energy Corp.	25,474	619,528

Phillips 66	10,407	1,385,588

		10,505,585
Personal Care Products – 0.9%

Kenvue, Inc.	56,793	1,222,753

		1,222,753
Pharmaceuticals – 3.3%

Bristol-Myers Squibb Co.	49,714	2,550,825

Sanofi SA, ADR	38,690	1,924,054

		4,474,879
Professional Services – 2.2%

Jacobs Solutions, Inc.	8,584	1,114,203

Leidos Holdings, Inc.	11,414	1,235,451

SS&C Technologies Holdings, Inc.	10,297	629,250

		2,978,904
Semiconductors & Semiconductor Equipment – 6.5%

Advanced Micro Devices, Inc.(1)	12,155	1,791,769

Applied Materials, Inc.	10,741	1,740,794

Lam Research Corp.	1,202	941,478

Microchip Technology, Inc.	19,130	1,725,143

Micron Technology, Inc.	21,562	1,840,101

NXP Semiconductors NV	1,352	310,527

QUALCOMM, Inc.	4,155	600,938

		8,950,750

December 31, 2023	Shares	Value
Software – 1.8%

Nice Ltd., ADR(1)	2,990	$596,535

Oracle Corp.	18,088	1,907,018

		2,503,553
Specialty Retail – 2.2%

AutoZone, Inc.(1)	886	2,290,851

Ulta Beauty, Inc.(1)	1,570	769,284

		3,060,135
Technology Hardware, Storage & Peripherals – 1.2%

Dell Technologies, Inc., Class C	21,717	1,661,351

		1,661,351
Tobacco – 1.8%

Philip Morris International, Inc.	26,031	2,448,997

		2,448,997
Trading Companies & Distributors – 2.6%

United Rentals, Inc.	3,882	2,226,016

WESCO International, Inc.	7,427	1,291,407

		3,517,423
Wireless Telecommunication Services – 1.5%

T-Mobile U.S., Inc.	12,586	2,017,913

		2,017,913

Total Common Stocks (Cost $99,769,631)		134,717,129

	Principal Amount	Value

Repurchase Agreements – 1.4%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $2,012,046, due 1/2/2024(2)	$2,011,688	2,011,688

Total Repurchase Agreements (Cost $2,011,688)		2,011,688

Total Investments – 99.7% (Cost $101,781,319)		136,728,817

Assets in excess of other liabilities – 0.3%		362,982

Total Net Assets – 100.0%		$137,091,799

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$2,218,200	$2,051,956

Legend:

ADR — American Depositary Receipt

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$134,717,129	$—	$—	$134,717,129
Repurchase Agreements	—	2,011,688	—	2,011,688
Total	$134,717,129	$2,011,688	$—	$136,728,817

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$136,728,817

Cash	10,564

Receivable for investments sold	351,458

Dividends/interest receivable	132,352

Foreign tax reclaims receivable	84,628

Reimbursement receivable from adviser	13,750

Prepaid expenses	5,301

Total Assets	137,326,870

Liabilities

Investment advisory fees payable	73,949

Payable for fund shares redeemed	53,845

Distribution fees payable	29,043

Payable for investments purchased	26,524

Accrued audit fees	21,564

Accrued custodian and accounting fees	9,578

Accrued trustees’ and officers’ fees	1,176

Accrued expenses and other liabilities	19,392

Total Liabilities	235,071

Total Net Assets	$137,091,799

Net Assets Consist of:

Paid-in capital	$31,601,492

Distributable earnings	105,490,307

Total Net Assets	$137,091,799

Investments, at Cost	$101,781,319

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	6,842,226

Net Asset Value Per Share	$20.04

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$2,731,975

Interest	36,266

Withholding taxes on foreign dividends	(7,824)

Total Investment Income	2,760,417

Expenses

Investment advisory fees	946,880

Distribution fees	373,700

Professional fees	63,169

Custodian and accounting fees	42,379

Trustees’ and officers’ fees	36,749

Administrative fees	34,272

Transfer agent fees	12,586

Shareholder reports	11,553

Other expenses	8,714

Total Expenses	1,530,002

Less: Fees waived	(80,045)

Total Expenses, Net	1,449,957

Net Investment Income/(Loss)	1,310,460

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	14,661,877

Net realized gain/(loss) from foreign currency transactions	161

Net change in unrealized appreciation/(depreciation) on investments	2,183,721

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	280

Net Gain on Investments and Foreign Currency Transactions	16,846,039

Net Increase in Net Assets Resulting From Operations	$18,156,499

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$1,310,460	$1,801,232

Net realized gain/(loss) from investments and foreign currency transactions	14,662,038	17,292,282

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	2,184,001	(28,742,703)

Net Increase/(Decrease) in Net Assets Resulting from Operations	18,156,499	(9,649,189)

Capital Share Transactions

Proceeds from sales of shares	15,419,105	9,188,915

Cost of shares redeemed	(49,677,108)	(65,454,790)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(34,258,003)	(56,265,875)

Net Decrease in Net Assets	(16,101,504)	(65,915,064)

Net Assets

Beginning of year	153,193,303	219,108,367

End of year	$137,091,799	$153,193,303

Other Information:

Shares

Sold	863,101	527,283

Redeemed	(2,696,010)	(3,648,672)

Net Decrease	(1,832,909)	(3,121,389)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$17.66	$0.16		$2.22	$2.38	$20.04	13.48%

Year Ended 12/31/22	18.57	0.18		(1.09)	(0.91)	17.66	(4.90)%

Year Ended 12/31/21	14.30	0.12		4.15	4.27	18.57	29.86%

Year Ended 12/31/20	14.13	0.19	(4)	(0.02)	0.17	14.30	1.20%

Year Ended 12/31/19	11.45	0.16		2.52	2.68	14.13	23.41%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$137,092	0.97%	1.02%	0.88%		0.83%		56%

153,193	0.97%	0.98%	1.01%		1.00%		33%

219,108	0.97%	0.97%	0.71%		0.71%		45%

223,410	0.97%	1.02%	1.53%	(4)	1.48%	(4)	73%

213,249	0.97%	1.03%	1.22%		1.16%		66%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)

Reflects a special dividend paid out during the year by one of the Fund’s holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.14, the Net Ratio of Net Investment Income to Average Net Assets would have been 1.15%, and the Gross Ratio of Net Investment Income to Average Net Assets would have been 1.10%.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% from $100 to $300 million, 0.55% from $300 to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.97% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $80,045.

Park Avenue has entered into a Sub-Advisory Agreement with Boston Partners Global Investors, Inc. (“Boston Partners”). Boston Partners is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $373,700 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $81,550,188 and $113,432,525, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Disciplined Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Disciplined Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8174

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Large Cap Fundamental Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Fundamental Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

FUND COMMENTARY OF FIAM LLC, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) returned 44.56% for the 12 months ended December 31, 2023, outperforming its benchmark, the Russell 1000® Growth Index (the “Index”)[1]. The Index returned 42.68% for the same period.

•	Security selection drove the majority of the Fund’s outperformance relative to the Index for the period, particularly in the industrials sector, while sector allocation detracted somewhat from relative performance.

•	FIAM LLC replaced Clearbridge Investments, LLC as the Fund’s sub-adviser effective May 1, 2023.

Market Overview

U.S. stocks, as measured by the Standard & Poor’s 500® Index (the “S&P 500 Index”)2, gained 26.29% for the year through December 31, 2023, capping 2023 with a powerful rally driven by the U.S. Federal Reserve (the “Fed”) signaling that disinflationary trends were sufficient to project a shift to monetary easing in 2024. Easing of supply chain bottlenecks and moderating energy prices helped reduce inflation throughout the year. Year-over-year inflation fell to 3.1% as of November 2023, down from the 9.1% peak in the Consumer Price Index inflation rate recorded in June of 2022. This news, along with resilient late-cycle expansion of the U.S. economy and a sharp decline in U.S. Treasury yields, provided a favorable backdrop for higher-risk assets, with large-cap growth stocks leading the way for the year.

Portfolio Review

Security selection contributed to the Fund’s relative return, while sector allocation detracted from the Fund’s performance during the period. During the period, the industrials, consumer staples, real estate, information technology (IT), and materials sectors contributed to the Fund’s relative performance, with the industrials sector as the top performer and the consumer staples sector also contributing significantly. Stock selection in the consumer discretionary sector and an overweight allocation to the health care sector relative to the Index were the largest detractors from the Fund’s performance.

Outlook

In our view, the market backdrop is mixed. We believe the Fed and other central banks are likely nearing the end of their hiking cycles, but global monetary tightening has dampened liquidity and added to growth risks. Tight labor markets and higher oil prices may make continued disinflation more difficult without greater economic slowing. Additionally, China’s easing of monetary policy has picked up pace amid weak cyclical and structural trends there.

It’s impossible to predict precise outcomes among these macroeconomic crosscurrents. We plan to keep a close eye on consumer data and, as earnings season approaches, on companies’ financial results.

Meanwhile, we remain focused on areas of the market that are driven by salient secular trends we think can lead to long-term growth, such as U.S.-focused industrial companies and growth-oriented areas of the technology sector. These include semiconductors, which play a critical role in the development of several growth themes in the Fund, especially artificial intelligence.

[1]

The Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]

The S&P 500 Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $246,918,369

Sector Allocation[1] As of December 31, 2023

Top Ten Holdings[2] As of December 31, 2023

Holding	% of Total Net Assets
Microsoft Corp.	14.4%
NVIDIA Corp.	6.7%
Amazon.com, Inc.	5.1%
Alphabet, Inc., Class A	4.8%
Uber Technologies, Inc.	4.5%
Apple, Inc.	4.5%
Eli Lilly & Co.	2.3%
Boston Scientific Corp.	2. 2%
Universal Music Group NV	2.0%
Netflix, Inc.	1.9%
Total	48.4%
[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Fundamental Growth VIP Fund	9/1/2016	44.56%	15.31%	—	13.61%
Russell 1000® Growth Index		42.68%	19.50%	—	17.01%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Fundamental Growth VIP Fund and the Russell 1000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,106.30	$5.26	0.99%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.22	$5.04	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS – GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 100.1%

Automobiles – 0.3%

BYD Co. Ltd., Class H (China)	30,542	$839,292

		839,292

Beverages – 0.9%

Monster Beverage Corp.(1)	37,140	2,139,635

		2,139,635

Biotechnology – 4.1%

Alnylam Pharmaceuticals, Inc.(1)	8,433	1,614,160

Arcellx, Inc.(1)	1,700	94,350

Arrowhead Pharmaceuticals, Inc.(1)	3,600	110,160

Beam Therapeutics, Inc.(1)	2,123	57,788

BioMarin Pharmaceutical, Inc.(1)	4,743	457,320

Blueprint Medicines Corp.(1)	1,400	129,136

Cerevel Therapeutics Holdings, Inc.(1)	900	38,160

Cytokinetics, Inc.(1)	6,700	559,383

Galapagos NV, ADR(1)	12,500	508,125

Gamida Cell Ltd.(1)	59,800	24,679

Hookipa Pharma, Inc.(1)	22,700	18,387

Immunocore Holdings PLC, ADR(1)	5,107	348,910

Insmed, Inc.(1)	19,800	613,602

Krystal Biotech, Inc.(1)	600	74,436

Regeneron Pharmaceuticals, Inc.(1)	2,430	2,134,245

Sarepta Therapeutics, Inc.(1)	1,627	156,892

Vertex Pharmaceuticals, Inc.(1)	7,048	2,867,761

Vor BioPharma, Inc.(1)	16,800	37,800

XOMA Corp.(1)	9,400	173,900

		10,019,194

Broadline Retail – 6.5%

Amazon.com, Inc.(1)	83,113	12,628,189

MercadoLibre, Inc.(1)	1,616	2,539,609

PDD Holdings, Inc., ADR(1)	4,100	599,871

Savers Value Village, Inc.(1)	20,212	351,284

		16,118,953

Capital Markets – 1.3%

Ares Management Corp., Class A	4,286	509,691

CME Group, Inc.	12,338	2,598,383

		3,108,074

Chemicals – 0.1%

Aspen Aerogels, Inc.(1)	16,200	255,636

		255,636

Commercial Services & Supplies – 0.0%

Veralto Corp.	1,268	104,306

		104,306

Electrical Equipment – 1.2%

Eaton Corp. PLC	12,669	3,050,949

		3,050,949

December 31, 2023	Shares	Value

Electronic Equipment, Instruments & Components – 1.9%

Flex Ltd.(1)	100,723	$3,068,022

Jabil, Inc.	12,909	1,644,607

		4,712,629

Energy Equipment & Services – 0.5%

Baker Hughes Co.	34,742	1,187,482

		1,187,482

Entertainment – 5.0%

Netflix, Inc.(1)	9,542	4,645,809

Universal Music Group NV (Netherlands)	169,015	4,826,418

Warner Music Group Corp., Class A	82,679	2,959,081

		12,431,308

Financial Services – 2.9%

Apollo Global Management, Inc.	2,400	223,656

Corebridge Financial, Inc.	23,554	510,180

Fiserv, Inc.(1)	3,800	504,792

Global Payments, Inc.	9,800	1,244,600

Mastercard, Inc., Class A	10,453	4,458,309

Rocket Cos., Inc., Class A(1)	9,600	139,008

		7,080,545

Ground Transportation – 4.5%

Uber Technologies, Inc.(1)	181,299	11,162,579

		11,162,579

Health Care Equipment & Supplies – 3.6%

Axonics, Inc.(1)	8,376	521,239

Boston Scientific Corp.(1)	94,145	5,442,523

Glaukos Corp.(1)	4,300	341,807

Inspire Medical Systems, Inc.(1)	1,966	399,943

Lantheus Holdings, Inc.(1)	2,700	167,400

Masimo Corp.(1)	14,787	1,733,184

Penumbra, Inc.(1)	1,500	377,310

		8,983,406

Health Care Providers & Services – 0.9%

HealthEquity, Inc.(1)	32,407	2,148,584

		2,148,584

Hotels, Restaurants & Leisure – 2.1%

Airbnb, Inc., Class A(1)	12,854	1,749,944

Booking Holdings, Inc.(1)	450	1,596,249

Flutter Entertainment PLC (Australia)(1)	9,302	1,647,530

Kura Sushi USA, Inc., Class A(1)	3,400	258,400

		5,252,123

Industrial Conglomerates – 1.6%

General Electric Co.	30,047	3,834,899

		3,834,899

Insurance – 1.0%

Arthur J Gallagher & Co.	8,462	1,902,935

BRP Group, Inc., Class A(1)	21,668	520,465

		2,423,400

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS – GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2023	Shares	Value

Interactive Media & Services – 5.7%

Alphabet, Inc., Class A(1)	85,266	$11,910,807

Meta Platforms, Inc., Class A(1)	6,100	2,159,156

		14,069,963

IT Services – 2.0%

Gartner, Inc.(1)	2,387	1,076,800

MongoDB, Inc.(1)	6,579	2,689,824

Snowflake, Inc., Class A(1)	5,874	1,168,926

		4,935,550

Life Sciences Tools & Services – 3.3%

Agilent Technologies, Inc.	3,600	500,508

Bio-Techne Corp.	7,488	577,774

Bruker Corp.	15,250	1,120,570

Chemometec AS (Denmark)	3,000	173,509

Codexis, Inc.(1)	30,200	92,110

Danaher Corp.	9,349	2,162,798

MaxCyte, Inc.(1)	29,900	140,530

Repligen Corp.(1)	5,351	962,110

Sartorius Stedim Biotech (France)	3,109	825,756

Thermo Fisher Scientific, Inc.	3,126	1,659,249

		8,214,914

Machinery – 2.1%

Energy Recovery, Inc.(1)	8,900	167,676

Ingersoll Rand, Inc.	34,722	2,685,399

Parker-Hannifin Corp.	3,682	1,696,297

Westinghouse Air Brake Technologies Corp.	5,695	722,696

		5,272,068

Oil, Gas & Consumable Fuels – 3.3%

Cheniere Energy, Inc.	20,989	3,583,032

New Fortress Energy, Inc.	14,800	558,404

Range Resources Corp.	38,185	1,162,351

Reliance Industries Ltd., GDR(2)	39,599	2,474,938

Southwestern Energy Co.(1)	56,300	368,765

		8,147,490

Passenger Airlines – 0.6%

Ryanair Holdings PLC, ADR(1)	11,009	1,468,160

		1,468,160

Personal Care Products – 0.4%

Estee Lauder Cos., Inc., Class A	7,028	1,027,845

		1,027,845

Pharmaceuticals – 2.9%

Aclaris Therapeutics, Inc.(1)	4,400	4,620

AstraZeneca PLC, ADR	18,620	1,254,057

Chugai Pharmaceutical Co. Ltd. (Japan)	6,500	246,455

Eli Lilly & Co.	9,695	5,651,409

		7,156,541

December 31, 2023	Shares	Value

Professional Services – 2.8%

Equifax, Inc.	15,072	$3,727,155

KBR, Inc.	41,100	2,277,351

TransUnion	13,634	936,792

		6,941,298

Semiconductors & Semiconductor Equipment – 13.6%

AIXTRON SE (Germany)	22,876	976,672

Allegro MicroSystems, Inc.(1)	10,547	319,258

ASML Holding NV	3,388	2,564,445

BE Semiconductor Industries NV (Netherlands)	13,175	1,985,301

KLA Corp.	2,790	1,621,827

Monolithic Power Systems, Inc.	1,408	888,138

NVIDIA Corp.	33,411	16,545,795

NXP Semiconductors NV	9,600	2,204,928

SiTime Corp.(1)	9,046	1,104,336

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	37,335	3,882,840

Universal Display Corp.	8,088	1,546,911

		33,640,451

Software – 17.3%

Confluent, Inc., Class A(1)	45,786	1,071,392

HubSpot, Inc.(1)	3,247	1,885,013

Manhattan Associates, Inc.(1)	7,719	1,662,055

Microsoft Corp.	94,637	35,587,298

Monday.com Ltd.(1)	3,200	600,992

Nice Ltd., ADR(1)	3,976	793,252

ServiceNow, Inc.(1)	1,400	989,086

Volue ASA (Norway)(1)	34,970	73,195

		42,662,283

Specialty Retail – 1.1%

TJX Cos., Inc.	27,737	2,602,008

		2,602,008

Technology Hardware, Storage & Peripherals – 4.5%

Apple, Inc.	57,722	11,113,217

		11,113,217

Textiles, Apparel & Luxury Goods – 1.1%

LVMH Moet Hennessy Louis Vuitton SE (France)	1,631	1,322,945

Samsonite International SA(1)(2)	391,134	1,287,202

		2,610,147

Trading Companies & Distributors – 1.0%

Ferguson PLC (United Kingdom)	12,628	2,422,117

		2,422,117

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2023	Value

Total Investments – 100.1% (Cost $170,328,386)	$247,137,046

Liabilities in excess of other assets – (0.1)%	(218,677)

Total Net Assets – 100.0%	$246,918,369

(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2023, the aggregate market value of these securities amounted to $3,762,140, representing 1.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

Legend:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$230,510,654	$16,626,392	*	$—	$247,137,046
Total	$230,510,654	$16,626,392		$—	$247,137,046

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$247,137,046

Cash	7,033

Dividends/interest receivable	113,562

Foreign tax reclaims receivable	15,272

Prepaid expenses	8,814

Total Assets	247,281,727

Liabilities

Payable for fund shares redeemed	125,124

Investment advisory fees payable	123,198

Distribution fees payable	52,172

Accrued audit fees	21,564

Accrued custodian and accounting fees	11,795

Accrued trustees’ and officers’ fees	1,534

Foreign currency overdraft	144

Payable for investments purchased	39

Accrued expenses and other liabilities	27,788

Total Liabilities	363,358

Total Net Assets	$246,918,369

Net Assets Consist of:

Paid-in capital	$29,417,246

Distributable earnings	217,501,123

Total Net Assets	$246,918,369

Investments, at Cost	$170,328,386

Foreign Currency Overdraft, at Cost	$144

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	9,682,255

Net Asset Value Per Share	$25.50

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$1,594,832

Non-cash dividends	94,203

Interest	26,583

Withholding taxes on foreign dividends	(50,797)

Total Investment Income	1,664,821

Expenses

Investment advisory fees	1,513,819

Distribution fees	642,026

Professional fees	100,106

Trustees’ and officers’ fees	62,207

Custodian and accounting fees	54,361

Administrative fees	46,778

Shareholder reports	26,763

Transfer agent fees	14,958

Other expenses	13,523

Total Expenses	2,474,541

Net Investment Income/(Loss)	(809,720)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	48,537,764

Net realized gain/(loss) from foreign currency transactions	(60,884)

Net change in unrealized appreciation/(depreciation) on investments	47,904,052

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	29

Net Gain on Investments and Foreign Currency Transactions	96,380,961

Net Increase in Net Assets Resulting From Operations	$95,571,241

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$(809,720)	$(708,433)

Net realized gain/(loss) from investments and foreign currency transactions	48,476,880	3,529,314

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	47,904,081	(118,066,982)

Net Increase/(Decrease) in Net Assets Resulting from Operations	95,571,241	(115,246,101)

Capital Share Transactions

Proceeds from sales of shares	902,641	70,196,441

Cost of shares redeemed	(103,158,755)	(49,649,218)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(102,256,114)	20,547,223

Net Decrease in Net Assets	(6,684,873)	(94,698,878)

Net Assets

Beginning of year	253,603,242	348,302,120

End of year	$246,918,369	$253,603,242

Other Information:

Shares

Sold	43,185	3,583,941

Redeemed	(4,737,816)	(2,487,413)

Net Increase/(Decrease)	(4,694,631)	1,096,528

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$17.64	$(0.07)		$7.93	$7.86	$25.50	44.56%

Year Ended 12/31/22	26.23	(0.05)		(8.54)	(8.59)	17.64	(32.75)%

Year Ended 12/31/21	21.57	(0.08)		4.74	4.66	26.23	21.60%

Year Ended 12/31/20	16.50	(0.03)		5.10	5.07	21.57	30.73%

Year Ended 12/31/19	12.51	0.00(	4)	3.99	3.99	16.50	31.89%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$246,918	0.96%	0.96%	(0.31)%	(0.31)%	98%

253,603	0.93%	0.93%	(0.25)%	(0.25)%	31%

348,302	0.91%	0.91%	(0.34)%	(0.34)%	21%

339,890	1.00%	1.00%	(0.18)%	(0.18)%	20%

349,921	1.00%	1.00%	0.01%	0.01%	44%
(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

(4)	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% from $100 to $300 million, 0.52% from $300 to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.01% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue did not waive any fees or pay any Fund expenses.

Park Avenue has entered into a Sub-Advisory Agreement with FIAM LLC (“FIAM”), effective May 1,2023.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Prior to this date, ClearBridge Investments LLC was sub-advisor to the Fund. FIAM is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $642,026 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $248,348,633 and $345,556,715,

respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters,

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Fundamental Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Fundamental Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at

http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8175

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Mid Cap Relative Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Mid Cap Relative Value VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

FUND COMMENTARY OF ALLSPRING GLOBAL INVESTMENTS, LLC, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Mid Cap Relative Value VIP Fund (the “Fund”) returned 9.11% for the 12 months ended December 31, 2023, underperforming its benchmark, the Russell Midcap® Value Index[1] (the “Index”). The Fund’s underperformance relative to the Index was primarily due to security selection within the consumer discretionary sector. Also detracting from performance was the impact of stock selection within the industrials and energy sectors. On the positive side, stock selection in the materials and health care sectors were the largest contributors to the Fund’s performance.

•	The Index delivered a return of 12.71% during the same period.

Market Overview

Equity markets experienced significant volatility during the year. The year began with concerns about rising inflation and an impending recession, temporary strain on the banking system with a few closures of smaller, regional banks, and continued interest rate increases. By the middle of the year, interest rate increases were paused, yet investors expected further tightening of monetary policies by central banks. Geopolitical tensions rose, accompanied by a late summer market sell-off, which quickly reversed in November 2023 as inflation and employment data moderated. The stock market rally was further strengthened in December 2023 as the U.S. Federal Reserve (the “Fed”) indicated that interest rate cuts could begin in 2024. This optimism around a potential “soft landing” economic scenario led to a significant increase in investor risk appetites and a pullback in U.S. Treasury yields. The market’s rapid ascension was led by the most cyclical and highest-beta stocks.

The industrials, consumer discretionary, and information technology sectors contributed positively to the Index’s performance for the year, while the more defensive sectors, such as consumer staples and utilities, were the worst-performing sectors within the Index as interest rates rose.

Portfolio Review

The Fund underperformed the Index for the year. Stock selection was the primary driver of the Fund’s underperformance relative to the Index, specifically in the consumer discretionary, industrials and energy sectors. Stock selection in the materials and health care sectors were the largest contributors to Fund relative performance.

Outlook

We believe the aggressive stock market rally to close 2023 was primarily driven by multiple expansion and a hope that the Fed will pivot to a more dovish stance in 2024. We believe that a recession is not out of the realm of possibility as the impact of higher rates continues to work its way through the economy. In our view, the higher cost of capital is narrowing the strategic opportunities available to companies and corporate earnings will likely be revised lower as the year progresses.

The 2024 United States presidential election will garner more headlines and we believe its impact on the markets will increase as the election draws closer. Implications for the outcome are wide and meaningful, specifically in the areas of global trade, defense spending, tax policy, and regulatory oversight. The winners of 2023 — primarily large caps — could yield leadership to small- and mid-caps as the cycle evolves. Valuations of a narrow set of stocks could prove hard to maintain on a relative basis. We think cash on the sidelines is likely to return to the markets; this money in motion typically leads to increased volatility, creating opportunities for active managers.

We believe public company balance sheets remain in reasonable shape. However, from 2024 through 2026, we believe a significant amount of debt will need to be refinanced for both public and private companies. If interest rates are sustained at current levels through that time period, we think the interest expense burden will increase materially. The drop in interest rates and the continuation of tight credit spreads in the fourth quarter of 2023 are giving companies a golden opportunity to refinance, which we believe could mute the impact of the debt wall in 2024.

[1]

The Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $153,805,804

Sector Allocation[1] As of December 31, 2023

Top Ten Holdings[2] As of December 31, 2023

Holding	% of Total Net Assets
Republic Services, Inc.	3.8%
AerCap Holdings NV	3.6%
Carlisle Cos., Inc.	3.6%
CBRE Group, Inc., Class A	3.3%
Jacobs Solutions, Inc.	3.1%
Allstate Corp.	3.1%
Vulcan Materials Co.	3.1%
Keurig Dr Pepper, Inc.	3.1%
Arch Capital Group Ltd.	2.8%
LKQ Corp.	2.8%
Total	32.3%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Mid Cap Relative Value VIP Fund	9/1/2016	9.11%	13.26%	—	9.27%
Russell Midcap® Value Index		12.71%	11.16%	—	8.28%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Mid Cap Relative Value VIP Fund and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,029.00	$5.57	1.09%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 99.9%
Aerospace & Defense – 2.6%

L3Harris Technologies, Inc.	19,182	$4,040,113

		4,040,113
Automobile Components – 1.3%

Aptiv PLC(1)	22,552	2,023,366

		2,023,366
Banks – 3.0%

Fifth Third Bancorp	90,586	3,124,311

Regions Financial Corp.	79,186	1,534,625

		4,658,936
Beverages – 3.1%

Keurig Dr Pepper, Inc.	140,972	4,697,187

		4,697,187
Building Products – 3.6%

Carlisle Cos., Inc.	17,710	5,533,135

		5,533,135
Capital Markets – 0.9%

Jefferies Financial Group, Inc.	33,407	1,349,977

		1,349,977
Chemicals – 1.7%

Ashland, Inc.	10,570	891,157

Huntsman Corp.	68,095	1,711,227

		2,602,384
Commercial Services & Supplies – 3.8%

Republic Services, Inc.	35,263	5,815,221

		5,815,221
Construction & Engineering – 3.0%

API Group Corp.(1)	51,219	1,772,178

MasTec, Inc.(1)	36,624	2,773,169

		4,545,347
Construction Materials – 3.1%

Vulcan Materials Co.	20,728	4,705,463

		4,705,463
Consumer Finance – 0.6%

Discover Financial Services	8,787	987,659

		987,659
Containers & Packaging – 1.7%

AptarGroup, Inc.	10,508	1,298,999

Graphic Packaging Holding Co.	50,796	1,252,121

		2,551,120
Distributors – 2.8%

LKQ Corp.	89,458	4,275,198

		4,275,198
Electric Utilities – 4.4%

American Electric Power Co., Inc.	42,704	3,468,419

FirstEnergy Corp.	91,049	3,337,856

		6,806,275

December 31, 2023	Shares	Value
Energy Equipment & Services – 1.7%

Baker Hughes Co.	52,678	$1,800,534

NOV, Inc.	41,496	841,539

		2,642,073
Financial Services – 2.3%

Euronet Worldwide, Inc.(1)	34,182	3,469,131

Pershing Square Tontine Holdings Ltd.(1)(2)(3)	125,172	0

		3,469,131
Ground Transportation – 1.2%

Knight-Swift Transportation Holdings, Inc.	31,860	1,836,729

		1,836,729
Health Care Equipment & Supplies – 4.2%

Alcon, Inc.	40,774	3,185,265

Zimmer Biomet Holdings, Inc.	27,396	3,334,093

		6,519,358
Health Care Providers & Services – 1.4%

Laboratory Corp. of America Holdings	9,542	2,168,801

		2,168,801
Hotels, Restaurants & Leisure – 1.7%

Wendy’s Co.	49,854	971,156

Yum China Holdings, Inc.	40,151	1,703,607

		2,674,763
Household Products – 4.4%

Church & Dwight Co., Inc.	33,873	3,203,031

Reynolds Consumer Products, Inc.	132,385	3,553,213

		6,756,244
Insurance – 10.3%

Allstate Corp.	34,121	4,776,258

Arch Capital Group Ltd.(1)	57,893	4,299,713

Axis Capital Holdings Ltd.	10,977	607,796

Brown & Brown, Inc.	54,962	3,908,348

Loews Corp.	33,082	2,302,176

		15,894,291
IT Services – 1.3%

Amdocs Ltd.	21,905	1,925,231

		1,925,231
Life Sciences Tools & Services – 2.2%

Charles River Laboratories International, Inc.(1)	12,031	2,844,128

Qiagen NV(1)	11,843	514,342

		3,358,470
Machinery – 1.9%

Donaldson Co., Inc.	24,810	1,621,333

Gates Industrial Corp. PLC(1)	101,971	1,368,451

		2,989,784
Metals & Mining – 1.8%

Freeport-McMoRan, Inc.	63,340	2,696,384

		2,696,384

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2023	Shares	Value
Mortgage REITs – 2.2%

Annaly Capital Management, Inc.	174,005	$3,370,477

		3,370,477
Office REITs – 1.9%

Boston Properties, Inc.	42,455	2,979,067

		2,979,067
Oil, Gas & Consumable Fuels – 4.3%

Devon Energy Corp.	31,623	1,432,522

EOG Resources, Inc.	21,374	2,585,185

Targa Resources Corp.	6,184	537,204

Valero Energy Corp.	15,492	2,013,960

		6,568,871
Professional Services – 4.0%

Dun & Bradstreet Holdings, Inc.	114,045	1,334,327

Jacobs Solutions, Inc.	37,219	4,831,026

		6,165,353
Real Estate Management & Development – 3.3%

CBRE Group, Inc., Class A(1)	55,203	5,138,847

		5,138,847
Semiconductors & Semiconductor Equipment – 2.7%

ON Semiconductor Corp.(1)	19,791	1,653,143

Teradyne, Inc.	22,435	2,434,646

		4,087,789
Software – 0.9%

Synopsys, Inc.(1)	2,803	1,443,293

		1,443,293
Specialized REITs – 4.2%

CubeSmart	40,657	1,884,452

Gaming & Leisure Properties, Inc.	51,737	2,553,221

Weyerhaeuser Co.	56,188	1,953,657

		6,391,330
Specialty Retail – 1.0%

Foot Locker, Inc.	22,434	698,819

Restoration Hardware, Inc.(1)	3,134	913,498

		1,612,317
Trading Companies & Distributors – 3.6%

AerCap Holdings NV(1)	75,324	5,598,080

		5,598,080
Water Utilities – 1.8%

American Water Works Co., Inc.	21,401	2,824,718

		2,824,718

Total Common Stocks (Cost $114,902,794)		153,702,782
Warrants – 0.0%

Pershing Square Tontine Holdings Ltd. (1)(2)	14,344	0

Total Warrants (Cost $0)		0

December 31, 2023	Shares	Value
Rights – 0.0%

Pershing Square Tontine Holdings Ltd.(1)(2)	38,465	$0

Total Rights (Cost $0)		0

	Principal Amount	Value
Repurchase Agreements – 0.2%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $261,031, due 1/2/2024(4)	$260,984	260,984

Total Repurchase Agreements (Cost $260,984)		260,984

Total Investments – 100.1% (Cost $115,163,778)		153,963,766

Liabilities in excess of other assets – (0.1)%		(157,962)

Total Net Assets – 100.0%		$153,805,804

(1)	Non–income–producing security.
(2)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
Pershing Square Tontine Holdings Ltd.	125,172	$0	$0	7/26/2022	0.00%
Pershing Square Tontine Holdings Ltd.	14,344	0	0	7/26/2022	0.00
Pershing Square Tontine Holdings Ltd.	38,465	0	0	12/19/2023	0.00

(3)

Escrow interests represent beneficial interests in bankruptcy reorganizations or liquidation proceedings and may be subject to resale, redemption or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$287,800	$266,231

Legend:

REITs — Real Estate Investment Trusts

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$153,702,782	$0	$—	$153,702,782
Warrants	—	0	—	0
Rights	—	0	—	0
Repurchase Agreements	—	260,984	—	260,984
Total	$153,702,782	$260,984	$—	$153,963,766

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$153,963,766

Dividends/interest receivable	304,997

Reimbursement receivable from adviser	5,711

Foreign tax reclaims receivable	4,341

Prepaid expenses	5,619

Total Assets	154,284,434

Liabilities

Payable for fund shares redeemed	301,375

Investment advisory fees payable	91,422

Distribution fees payable	32,528

Accrued audit fees	21,564

Accrued custodian and accounting fees	8,853

Accrued trustees’ and officers’ fees	1,231

Accrued expenses and other liabilities	21,657

Total Liabilities	478,630

Total Net Assets	$153,805,804

Net Assets Consist of:

Paid-in capital	$29,485,986

Distributable earnings	124,319,818

Total Net Assets	$153,805,804

Investments, at Cost	$115,163,778

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	8,027,900

Net Asset Value Per Share	$19.16

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$3,274,735

Interest	65,534

Withholding taxes on foreign dividends	(4,485)

Total Investment Income	3,335,784

Expenses

Investment advisory fees	1,141,259

Distribution fees	407,186

Professional fees	66,240

Trustees’ and officers’ fees	40,189

Custodian and accounting fees	37,234

Administrative fees	35,755

Transfer agent fees	14,166

Shareholder reports	13,356

Other expenses	9,371

Total Expenses	1,764,756

Less: Fees waived	(5,711)

Total Expenses, Net	1,759,045

Net Investment Income/(Loss)	1,576,739

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	10,762,512

Net change in unrealized appreciation/(depreciation) on investments	1,872,796

Net Gain on Investments	12,635,308

Net Increase in Net Assets Resulting From Operations	$14,212,047

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$1,576,739	$1,619,436

Net realized gain/(loss) from investments	10,762,512	21,337,187

Net change in unrealized appreciation/(depreciation) on investments	1,872,796	(35,212,513)

Net Increase/(Decrease) in Net Assets Resulting from Operations	14,212,047	(12,255,890)

Capital Share Transactions

Proceeds from sales of shares	11,958,943	3,793,845

Cost of shares redeemed	(46,224,201)	(54,742,262)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(34,265,258)	(50,948,417)

Net Decrease in Net Assets	(20,053,211)	(63,204,307)

Net Assets

Beginning of year	173,859,015	237,063,322

End of year	$153,805,804	$173,859,015

Other Information:

Shares

Sold	680,437	220,840

Redeemed	(2,553,606)	(3,167,374)

Net Decrease	(1,873,169)	(2,946,534)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$17.56	$0.17	$1.43	$1.60	$19.16	9.11%

Year Ended 12/31/22	18.45	0.14	(1.03)	(0.89)	17.56	(4.82)%

Year Ended 12/31/21	14.32	0.05	4.08	4.13	18.45	28.84%

Year Ended 12/31/20	13.93	0.09	0.30	0.39	14.32	2.80%

Year Ended 12/31/19	10.28	0.10	3.55	3.65	13.93	35.51%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$153,806	1.08%	1.08%	0.97%	0.97%	23%

173,859	1.05%	1.05%	0.83%	0.83%	24%

237,063	1.05%	1.05%	0.32%	0.32%	31%

244,930	1.06%	1.11%	0.70%	0.65%	56%

235,342	1.00%	1.10%	0.83%	0.73%	37%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Mid Cap Relative Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.72% up to $100 million, 0.67% from $100 to $300 million, 0.62% from $300 to $500 million, and 0.60% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.08% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $5,711.

Park Avenue has entered into a Sub-Advisory Agreement with Allspring Global Investments, LLC (“Allspring”). Allspring is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $407,186 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $35,899,780 and $64,135,518, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2023, the Fund held three illiquid securities.

f. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Mid Cap Relative Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Mid Cap Relative Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013– 2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8176

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Mid Cap Traditional Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Mid Cap Traditional Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

FUND COMMENTARY OF JANUS HENDERSON INVESTORS US LLC, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) returned 16.99% for the 12 months ended December 31, 2023, underperforming its benchmark, the Russell Midcap® Growth Index[1] (the “Index”). The portfolio’s underperformance relative to the Index was primarily due to security selection in the financials, information technology (IT), and consumer discretionary sectors.

•	The Index returned 25.87% for the same period.

Market Overview

The U.S. equity market delivered positive returns for the 12-month period ended December 31, 2023, despite periods of volatility, as investors awaited clarity on the direction of the U.S. Federal Reserve (the “Fed”) policy, interest rates, inflation, and economic growth. Stocks generally advanced in the first half of 2023, despite some periods of market turbulence. Economic growth appeared resilient, as a strong job market helped support consumer spending. However, there were signs of slowing in other areas of the economy, especially manufacturing and housing. Corporations also reduced their earnings outlooks as they faced weaker demand, as well as higher input, labor, and funding costs. The Fed continued to raise rates through the first seven months of 2023, although the pace of rate hikes moderated. The Fed left rates unchanged in September, but policymakers indicated that an extended period of higher interest rates might be needed to bring inflation under control, especially against a backdrop of surging fuel prices. These signals put upward pressure on long-term bond yields in the third quarter, while adding to fears of a more pronounced economic slowdown. As a result, stocks suffered a broad-based third-quarter sell-off. Stocks continued to decline into October, but rallied strongly in November and December as investor expectations shifted from fears of additional interest rate hikes to hopes that moderating inflation might persuade the Fed to reduce interest rates in 2024. As a result, the 10-year U.S. Treasury yield fell below 4% by the end of December after reaching nearly 5% in mid-October. The fourth-quarter rally rewarded a relatively narrow group of high-valuation stocks in particular, including those with lower-quality balance sheets that investors had expected to benefit from lower interest rates.

Portfolio Review

The Fund underperformed the Index during the period. Investments in the financials, IT and consumer discretionary sectors were notable detractors, primarily due to stock selection. Additionally, relative performance in the IT sector was hindered by a lack of exposure to several high-valuation stocks that were strong contributors to Index returns.

Outlook

We remain cautiously optimistic on the outlook for 2024, even if we see potential risks. The recent stock market rally was fueled by hopes for a “Goldilocks” scenario, in which growth slows just enough to curb inflation but not enough to risk recession. Yet, this outcome is far from assured. We remain concerned about pockets of weakness in the U.S. economy, including increased strain on consumer budgets. We also see economic risks overseas, especially in China. We believe that geopolitical developments could have reverberations for economic growth and inflation. Moreover, we remain concerned about elevated valuations in parts of the mid-cap market.

For these reasons, we see the potential for increased equity market volatility if the economy slows by more than expected or if the Fed takes a more hawkish approach than investors anticipate. At the same time, we would caution against too much negativity. Even if the economy slips into recession, we are not expecting a supply side-driven economic dislocation, as we saw in 2020, or a wider financial crisis, like in 2008. Rather, we believe we are more likely to see a relatively short and shallow business downturn that well-managed, well-funded companies should be able to successfully navigate. We also believe the Fund is well positioned for this environment due to our focus on companies with strong balance sheets, sustainable competitive advantages, and healthy earnings trajectories. We continue to favor companies with low debt levels and strong free cash flow, which reduces their need for outside funding. We believe this disciplined approach is the best way to manage near-term uncertainty while seeking long-term investment returns.

[1]

The Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $77,970,683

Sector Allocation[1] As of December 31, 2023

Top Ten Holdings[2] As of December 31, 2023

Holding	% of Total Net Assets
Constellation Software, Inc.	4.5%
GoDaddy, Inc., Class A	3.2%
WEX, Inc.	3.2%
Boston Scientific Corp.	3.1%
SS&C Technologies Holdings, Inc.	2.8%
Teleflex, Inc.	2.7%
Flex Ltd.	2.7%
Intact Financial Corp.	2.6%
ON Semiconductor Corp.	2.6%
W.R. Berkley Corp.	2.3%
Total	29.7%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Mid Cap Traditional Growth VIP Fund	9/1/2016	16.99%	12.97%	—	11.75%
Russell Midcap® Growth Index		25.87%	13.81%	—	11.92%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Mid Cap Traditional Growth VIP Fund and the Russell Midcap® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,042.00	$5.61	1.09%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 100.0%

Aerospace & Defense – 1.5%

L3Harris Technologies, Inc.	5,472	$1,152,513

		1,152,513
Biotechnology – 3.1%

Argenx SE, ADR(1)	1,456	553,906

Ascendis Pharma AS, ADR(1)	4,170	525,211

BioMarin Pharmaceutical, Inc.(1)	5,522	532,431

Sarepta Therapeutics, Inc.(1)	4,183	403,367

Vaxcyte, Inc.(1)	6,697	420,572

		2,435,487
Capital Markets – 3.1%

Cboe Global Markets, Inc.	3,050	544,608

Charles Schwab Corp.	10,168	699,558

LPL Financial Holdings, Inc.	5,121	1,165,642

		2,409,808
Chemicals – 1.0%

Corteva, Inc.	15,923	763,030

		763,030
Commercial Services & Supplies – 4.9%

Cimpress PLC(1)	9,351	748,548

Clean Harbors, Inc.(1)	3,291	574,312

RB Global, Inc.	11,581	774,653

Rentokil Initial PLC (United Kingdom)	36,729	208,596

Rentokil Initial PLC, ADR	25,292	723,604

Veralto Corp.	8,866	729,317

Vestis Corp.	2,036	43,041

		3,802,071
Consumer Staples Distribution & Retail – 0.8%

Dollar Tree, Inc.(1)	4,212	598,315

		598,315
Diversified Consumer Services – 0.2%

Frontdoor, Inc.(1)	4,869	171,486

		171,486
Electric Utilities – 1.6%

Alliant Energy Corp.	24,792	1,271,830

		1,271,830
Electrical Equipment – 2.5%

Regal Rexnord Corp.	2,891	427,926

Sensata Technologies Holding PLC	41,139	1,545,592

		1,973,518
Electronic Equipment, Instruments & Components – 5.8%

Flex Ltd.(1)	68,390	2,083,159

TE Connectivity Ltd.	5,516	774,998

Teledyne Technologies, Inc.(1)	3,810	1,700,365

		4,558,522
Entertainment – 1.9%

Liberty Media Corp.-Liberty Formula One, Class A(1)	2,142	124,193

Liberty Media Corp.-Liberty Formula One, Class C(1)	21,450	1,354,139

		1,478,332

December 31, 2023	Shares	Value
Financial Services – 4.7%

Fidelity National Information Services, Inc.	9,010	$541,231

Global Payments, Inc.	5,137	652,399

WEX, Inc.(1)	12,708	2,472,341

		3,665,971
Ground Transportation – 3.6%

JB Hunt Transport Services, Inc.	9,002	1,798,059

TFI International, Inc.	7,368	1,001,901

		2,799,960
Health Care Equipment & Supplies – 8.3%

Boston Scientific Corp.(1)	41,996	2,427,789

Cooper Cos., Inc.	1,983	750,447

Dentsply Sirona, Inc.	17,777	632,683

ICU Medical, Inc.(1)	5,226	521,241

Teleflex, Inc.	8,552	2,132,356

		6,464,516
Hotels, Restaurants & Leisure – 1.9%

Aramark	31,990	898,919

Entain PLC (United Kingdom)	47,711	602,654

		1,501,573
Insurance – 5.5%

Intact Financial Corp. (Canada)	13,315	2,048,524

Ryan Specialty Holdings, Inc.(1)	9,205	395,999

W.R. Berkley Corp.	25,706	1,817,928

		4,262,451
Interactive Media & Services – 0.4%

Ziff Davis, Inc.(1)	5,176	347,775

		347,775
IT Services – 5.4%

Amdocs Ltd.	19,535	1,716,931

GoDaddy, Inc., Class A(1)	23,648	2,510,472

		4,227,403
Life Sciences Tools & Services – 5.1%

Avantor, Inc.(1)	42,940	980,320

Illumina, Inc.(1)	3,608	502,378

Revvity, Inc.	15,592	1,704,362

Waters Corp.(1)	2,279	750,315

		3,937,375
Machinery – 4.7%

Fortive Corp.	12,270	903,440

Ingersoll Rand, Inc.	17,339	1,340,999

Westinghouse Air Brake Technologies Corp.	11,378	1,443,868

		3,688,307
Multi-Utilities – 1.4%

Ameren Corp.	15,351	1,110,491

		1,110,491
Passenger Airlines – 1.6%

Ryanair Holdings PLC, ADR(1)	9,310	1,241,582

		1,241,582
Pharmaceuticals – 0.9%

Catalent, Inc.(1)	15,473	695,202

		695,202

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2023	Shares	Value
Professional Services – 6.6%

Broadridge Financial Solutions, Inc.	7,103	$1,461,442

Ceridian HCM Holding, Inc.(1)	14,162	950,553

SS&C Technologies Holdings, Inc.	35,277	2,155,778

TransUnion	8,229	565,415

		5,133,188
Semiconductors & Semiconductor Equipment – 8.7%

KLA Corp.	1,396	811,495

Lam Research Corp.	1,015	795,009

Microchip Technology, Inc.	16,221	1,462,809

NXP Semiconductors NV	7,619	1,749,932

ON Semiconductor Corp.(1)	23,966	2,001,880

		6,821,125
Software – 7.3%

Atlassian Corp., Class A(1)	1,686	401,032

Constellation Software, Inc. (Canada)	1,408	3,490,932

Dynatrace, Inc.(1)	9,546	522,071

Nice Ltd., ADR(1)	5,238	1,045,033

Topicus.com, Inc. (Canada)(1)	3,840	258,618

		5,717,686
Specialized REITs – 1.7%

Lamar Advertising Co., Class A	12,125	1,288,645

		1,288,645
Specialty Retail – 2.3%

Burlington Stores, Inc.(1)	2,950	573,716

CarMax, Inc.(1)	14,573	1,118,332

Wayfair, Inc., Class A(1)	1,069	65,957

		1,758,005
Textiles, Apparel & Luxury Goods – 1.3%

Gildan Activewear, Inc.	31,174	1,030,612

		1,030,612
Trading Companies & Distributors – 2.2%

Ferguson PLC	8,682	1,676,234

		1,676,234

Total Common Stocks (Cost $57,543,836)		77,983,013
Warrants – 0.0%

Constellation Software, Inc. (Canada)(1)(2)(3)	1,544	0

Total Warrants (Cost $0)		0

December 31, 2023	Principal Amount	Value
Repurchase Agreements – 0.3%
Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $192,595, due 1/2/2024(4)	$192,561	$192,561

Total Repurchase Agreements (Cost $192,561)		192,561

Total Investments – 100.3% (Cost $57,736,397)		78,175,574

Liabilities in excess of other assets – (0.3)%		(204,891)

Total Net Assets – 100.0%		$77,970,683

(1)	Non–income–producing security.
(2)	The table below presents the security deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
Constellation Software, Inc.	1,544	$0	$0	8/29/2023	0.00%

(3)	Fair valued security. See Note 2a in Notes to Financial Statements.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$212,400	$196,482

Legend:

ADR — American Depositary Receipt

REITs — Real Estate Investment Trusts

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$77,171,763	$811,250	*	$—	$77,983,013
Warrants	—	—		0	0
Repurchase Agreements	—	192,561		—	192,561
Total	$77,171,763	$1,003,811		$0	$78,175,574

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$78,175,574

Foreign currency, at value	9,568

Dividends/interest receivable	38,566

Reimbursement receivable from adviser	11,436

Foreign tax reclaims receivable	1,769

Prepaid expenses	2,827

Total Assets	78,239,740

Liabilities

Payable for fund shares redeemed	153,848

Investment advisory fees payable	52,803

Accrued audit fees	21,564

Distribution fees payable	16,501

Accrued custodian and accounting fees	8,412

Accrued trustees’ and officers’ fees	603

Accrued expenses and other liabilities	15,326

Total Liabilities	269,057

Total Net Assets	$77,970,683

Net Assets Consist of:

Paid-in capital	$6,278,107

Distributable earnings	71,692,576

Total Net Assets	$77,970,683

Investments, at Cost	$57,736,397

Foreign Currency, at Cost	$9,584

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	3,452,879

Net Asset Value Per Share	$22.58

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$776,598

Non-cash dividends	52,036

Interest	19,473

Withholding taxes on foreign dividends	(32,578)

Total Investment Income	815,529

Expenses

Investment advisory fees	665,456

Distribution fees	207,955

Professional fees	47,973

Custodian and accounting fees	38,200

Administrative fees	26,953

Trustees’ and officers’ fees	20,562

Transfer agent fees	11,932

Shareholder reports	8,488

Other expenses	4,756

Total Expenses	1,032,275

Less: Fees waived	(125,590)

Total Expenses, Net	906,685

Net Investment Income/(Loss)	(91,156)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	5,905,760

Net realized gain/(loss) from foreign currency transactions	(76)

Net change in unrealized appreciation/(depreciation) on investments	7,980,647

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	44

Net Gain on Investments and Foreign Currency Transactions	13,886,375

Net Increase in Net Assets Resulting From Operations	$13,795,219

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$(91,156)	$(289,459)

Net realized gain/(loss) from investments and foreign currency transactions	5,905,684	8,345,888

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	7,980,691	(28,734,162)

Net Increase/(Decrease) in Net Assets Resulting from Operations	13,795,219	(20,677,733)

Capital Share Transactions

Proceeds from sales of shares	8,918,254	6,059,704

Cost of shares redeemed	(33,162,416)	(20,064,443)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(24,244,162)	(14,004,739)

Net Decrease in Net Assets	(10,448,943)	(34,682,472)

Net Assets

Beginning of year	88,419,626	123,102,098

End of year	$77,970,683	$88,419,626

Other Information:

Shares

Sold	444,103	302,605

Redeemed	(1,572,013)	(999,928)

Net Decrease	(1,127,910)	(697,323)

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

9

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$19.30	$(0.02)(4)	$3.30	$3.28	$22.58	16.99%

Year Ended 12/31/22	23.32	(0.06)	(3.96)	(4.02)	19.30	(17.24)%

Year Ended 12/31/21	19.91	(0.05)	3.46	3.41	23.32	17.13%

Year Ended 12/31/20	16.71	(0.04)	3.24	3.20	19.91	19.15%

Year Ended 12/31/19	12.27	(0.01)	4.45	4.44	16.71	36.19%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets(3)	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$77,971	1.09%	1.24%	(0.11)%(4)	(0.26)%(4)	19%

88,420	1.10%	1.21%	(0.29)%	(0.40)%	16%

123,102	1.10%	1.17%	(0.24)%	(0.31)%	10%

130,558	1.10%	1.23%	(0.25)%	(0.38)%	19%

125,058	1.10%	1.26%	(0.07)%	(0.23)%	10%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers and expense limitations.

(4)

Reflects a special dividend paid out during the year by one of the Fund’s holdings. Had the Fund not received the special dividend, the Net Investment Loss per share would have been $(0.04), the Net Ratio of Net Investment Loss to Average Net Assets would have been (0.17)%, and the Gross Ratio of Net Investment Loss to Average Net Assets would have been (0.32)%.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had one security classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% up to $100 million, 0.75% from $100 to $300 million, and 0.73% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.09% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $125,590.

Park Avenue has entered into a Sub-Advisory Agreement with Janus Henderson Investors US LLC (“Janus”). Janus is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $207,955 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $15,494,676 and $36,703,547, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include,

but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2023, the Fund held one illiquid security.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

f. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Mid Cap Traditional Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Mid Cap Traditional Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8177

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Multi-Sector Bond VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Multi-Sector Bond VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MULTI-SECTOR BOND VIP FUND

FUND COMMENTARY OF

PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER

(UNAUDITED)

Highlights

•	Guardian Multi-Sector Bond VIP Fund (the “Fund”) returned 4.89% for the 12 months ended December 31, 2023, underperforming its benchmark, the Bloomberg US Aggregate Bond Index[1] (the “Index”).

•	The Index returned 5.53% for the same period.

•	The Fund’s out-of-benchmark allocation to the high yield (“HY”) Credit Default Swap Index[2] (“CDX”) (which is beneficial in a spread widening environment) was the largest detractor from the Fund’s performance, but we traded out of the position in the second half of the year. The Fund’s performance benefited from its out-of-benchmark allocation to collateralized loan obligations (“CLOs”). In addition, investment grade security selection also contributed to the Fund’s performance, but an underweight allocation to the sector detracted.

Market Overview

A heightened level of volatility in the credit markets lingered in 2023, despite very low volatility in the broader equity markets. Rate volatility specifically drove much of the volatility of the credit markets but the flare ups from the regional banking crisis and commercial real estate areas also contributed. Throughout 2023, inflation risks were still running high and the path of the U.S. Federal Reserve’s (the “Fed”) monetary policy tightening remained uncertain in light of views of a pending recession.

The Standard & Poor’s 500® Index3 (the “S&P 500 Index”) returned 26.29% for the year. This performance was fueled by a big year-end push after lower November inflation data, the Fed’s outlook, and more healthy economic data on jobs, gross domestic product , and even consumer confidence. Fixed income asset classes joined in, with positive returns in the fourth quarter of 2023. For the year, the Index returned 5.53%, the Bloomberg Corporate High Yield Bond Index4 (the “High

Yield Index”) returned 13.44%, and the 10-year U.S. Treasury returned 3.17% after a big rally into year end.

Headline inflation ended the year at 3.1%, not at the Fed’s target level but trending that way. We believe the ”last mile” to the Fed’s target will be bumpy, but on the other end of the spectrum, growth is not plummeting as many had feared earlier in the year. It will not be easy coming down from the fastest and highest interest rate hiking cycle in history, but we believe the fact that peak interest rates and peak inflation are in the rearview mirror are beneficial for risk markets.

Portfolio Review

The Fund’s out-of-benchmark allocation to HY CDX was the largest detractor; we traded out of this in the second half of the year. The Fund’s performance benefited from its out-of-benchmark allocation to CLOs. In addition, investment grade security selection also contributed to the Fund’s performance, but an underweight allocation to the sector detracted.

Outlook

As we enter 2024, we maintain a modestly positive outlook. The yields and dollar-price of many fixed income assets look attractive and supportive. From our view, disinflation continues, and a severe recession outlook is not the baseline. Yet some spread levels and recent year-end rallies give us pause that 2024 might have better entry points. This is not currently an all-in market, but we remain invested in our process and flexibility with both allocation and security selection, and disciplined in our target levels. We believe that volatility is likely to continue this year. Finally, we are also closely watching the large amounts of retail and institutional assets invested in cash. A record absolute level of cash, as well as relative to the economy, has been parked in overnight investments as volatility is peaking. When the $6 trillion of cash in institutional money markets looks to invest spread and duration assets, we believe it can move fast. We strive to remain disciplined in our investment approach but also seek the most relatively attractive assets that we believe are prudent investments for the Fund’s portfolio.

[1]

The Index is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

CDX is a benchmark index that tracks a basket of U.S. and emerging market single-issuer credit default swaps (“CDSs”). The CDX is also a tradable financial product that investors can use to gain broad exposure to the CDS market.

[3]

The S&P 500 Index is an unmanaged market-capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You may not invest in the S&P 500 Index and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[4]

The High Yield Index is generally considered to be representative of the investable universe of the U.S. dollar–denominated high-yield debt market. You may not invest in the High Yield Index and, unlike the Fund, the High Yield Index does not incur fees or expenses.

1

GUARDIAN MULTI-SECTOR BOND VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $218,798,531

Bond Sector Allocation[1] As of December 31, 2023

Bond Quality Allocation[2] As of December 31, 2023

2

GUARDIAN MULTI-SECTOR BOND VIP FUND

Top Ten Holdings[1] As of December 31, 2023

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Bonds	4.750%	11/15/2043	9.0%
U.S. Treasury Bonds	4.750%	11/15/2053	5.4%
U.S. Treasury Notes	4.500%	11/15/2033	3.7%
U.S. Treasury Notes	5.000%	10/31/2025	3.7%
U.S. Treasury Notes	4.875%	10/31/2028	2.3%
Federal National Mortgage Association	3.500%	6/1/2052	2.0%
Federal Home Loan Mortgage Corp.	4.000%	6/1/2052	1.8%
Federal National Mortgage Association	3.000%	3/1/2052	1.6%
Federal Home Loan Mortgage Corp.	2.500%	9/1/2052	1.4%
Federal Home Loan Mortgage Corp.	3.500%	6/1/2052	1.2%
Total			32.1%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Bloomberg, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

3

GUARDIAN MULTI-SECTOR BOND VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Multi-Sector Bond VIP Fund	10/21/2019	4.89%	—	—	-1.36%
Bloomberg US Aggregate Bond Index		5.53%	—	—	-0.56%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Multi-Sector Bond VIP Fund and the Bloomberg US Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,034.00	$4.77	0.93%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74	0.93%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2023	Principal Amount	Value
Agency Mortgage–Backed Securities – 17.1%

Federal Home Loan Mortgage Corp. 2.50% due 9/1/2052	$3,582,952	$3,050,938
3.50% due 6/1/2052	2,938,647	2,696,152
4.00% due 10/1/2037	408,434	400,862
4.00% due 6/1/2052	4,102,726	3,886,458
4.50% due 9/1/2052	468,613	454,755
5.00% due 12/1/2052	1,028,994	1,019,649
5.50% due 9/1/2053	2,214,378	2,227,607
6.00% due 10/1/2053	2,245,757	2,280,737

Federal National Mortgage Association
2.50% due 5/1/2052	1,196,998	1,019,262
3.00% due 7/1/2051	1,745,763	1,543,137
3.00% due 3/1/2052	3,863,305	3,415,986
3.00% due 5/1/2052	2,118,291	1,874,121
3.50% due 6/1/2052	4,780,357	4,392,513
3.50% due 10/1/2052	1,902,703	1,747,446
3.50% due 11/1/2052	1,810,586	1,660,890
4.00% due 10/1/2052	2,445,360	2,314,940
4.00% due 12/1/2052	1,243,249	1,176,748
4.50% due 10/1/2053	2,365,056	2,294,926

Total Agency Mortgage–Backed Securities (Cost $37,228,207)		37,457,127
Asset–Backed Securities – 18.6%

AIMCO CLO Series 2017-AA, Class DR 8.827% (3 mo. USD Term SOFR + 3.41%) due 4/20/2034(1)(2)	1,800,000	1,740,600

Allegro CLO VI Ltd. Series 2017-2A, Class B 7.164% (3 mo. USD Term SOFR + 1.76%) due 1/17/2031(1)(2)	1,000,000	991,300

Anchorage Capital CLO 17 Ltd. Series 2021-17A, Class A1 6.826% (3 mo. USD Term SOFR + 1.43%) due 7/15/2034(1)(2)	1,500,000	1,493,100

Ares XXXIV CLO Ltd. Series 2015-2A, Class BR2 7.264% (3 mo. USD Term SOFR + 1.86%) due 4/17/2033(1)(2)	300,000	297,090

Avis Budget Rental Car Funding AESOP LLC Series 2019-3A, Class A 2.36% due 3/20/2026(1)	1,180,000	1,143,156

Barings CLO Ltd. Series 2020-1A, Class AR 6.806% (3 mo. USD Term SOFR + 1.41%) due 10/15/2036(1)(2)	1,350,000	1,344,889

December 31, 2023	Principal Amount	Value
Asset–Backed Securities – (continued)

Battalion CLO X Ltd. Series 2016-10A, Class A1R2 6.83% (3 mo. USD Term SOFR + 1.43%) due 1/25/2035(1)(2)	$1,500,000	$1,493,014

Battery Park CLO II Ltd. Series 2022-1A, Class A1 7.626% (3 mo. USD Term SOFR + 2.21%) due 10/20/2035(1)(2)	1,800,000	1,805,220

BlueMountain CLO Ltd. Series 2014-2A, Class BR2 7.427% (3 mo. USD Term SOFR + 2.01%) due 10/20/2030(1)(2)	600,000	598,260

CarMax Auto Owner Trust Series 2020-4, Class B 0.85% due 6/15/2026	1,250,000	1,195,335

Cathedral Lake VI Ltd. Series 2021-6A, Class AN 6.89% (3 mo. USD Term SOFR + 1.51%) due 4/25/2034(1)(2)	1,400,000	1,397,396

CIFC Funding Ltd. Series 2013-4A, Class BRR 7.249% (3 mo. USD Term SOFR + 1.86%) due 4/27/2031(1)(2)	1,200,000	1,196,040

DB Master Finance LLC Series 2021-1A, Class A2II 2.493% due 11/20/2051(1)	931,000	813,402

Dryden 80 CLO Ltd. Series 2019-80A, Class AR 6.653% (3 mo. USD Term SOFR + 1.25%) due 1/17/2033(1)(2)	1,700,000	1,689,630

Elmwood CLO IX Ltd. Series 2021-2A, Class C 7.577% (3 mo. USD Term SOFR + 2.16%) due 7/20/2034(1)(2)	1,000,000	972,800

GM Financial Automobile Leasing Trust Series 2023-1, Class A3 5.16% due 4/20/2026	1,050,000	1,049,690

Greywolf CLO II Ltd. Series 2013-1A, Class C2RR 9.854% (3 mo. USD Term SOFR + 4.46%) due 4/15/2034(1)(2)	2,400,000	2,357,237

Hyundai Auto Receivables Trust Series 2021-A, Class A3 0.38% due 9/15/2025	580,429	572,310

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2023	Principal Amount	Value
Asset–Backed Securities – (continued)

ICG U.S. CLO Ltd. Series 2018-2A, Class B 7.424% (3 mo. USD Term SOFR + 2.01%) due 7/22/2031(1)(2)	$1,000,000	$995,050
Series 2022-1A, Class A1 6.956% (3 mo. USD Term SOFR + 1.54%) due 7/20/2035(1)(2)	1,300,000	1,297,920

KKR CLO 38 Ltd. Series 38A, Class A1 6.714% (3 mo. USD Term SOFR + 1.32%) due 4/15/2033(1)(2)	1,500,000	1,491,050

Madison Park Funding XXIII Ltd. Series 2017-23A, Class BR 7.199% (3 mo. USD Term SOFR + 1.81%) due 7/27/2031(1)(2)	1,150,000	1,143,330

Neuberger Berman CLO XVII Ltd. Series 2014-17A, Class BR2 7.174% (3 mo. USD Term SOFR + 1.76%) due 4/22/2029(1)(2)	1,400,000	1,388,800

Neuberger Berman Loan Advisers CLO 40 Ltd. Series 2021-40A, Class A 6.716% (3 mo. USD Term SOFR + 1.32%) due 4/16/2033(1)(2)	1,400,000	1,398,180

Nissan Auto Lease Trust Series 2023-A, Class A4 4.80% due 7/15/2027	900,000	895,460

Octagon Investment Partners 50 Ltd. Series 2020-4A, Class DR 8.806% (3 mo. USD Term SOFR + 3.41%) due 1/15/2035(1)(2)	400,000	371,480

OHA Credit Funding 2 Ltd. Series 2019-2A, Class CR 7.874% (3 mo. USD Term SOFR + 2.46%) due 4/21/2034(1)(2)	1,800,000	1,785,960

Oscar U.S. Funding XIV LLC Series 2022-1A, Class A2 1.60% due 3/10/2025(1)	65,913	65,827

Oscar U.S. Funding XV LLC Series 2023-1A, Class A3 5.81% due 12/10/2027(1)	700,000	702,198

RRX 6 Ltd. Series 2021-6A, Class A1 6.846% (3 mo. USD Term SOFR + 1.45%) due 1/15/2037(1)(2)	1,300,000	1,295,970

December 31, 2023	Principal Amount	Value
Asset–Backed Securities – (continued)

TCW CLO Ltd. Series 2021-1A, Class A 6.847% (3 mo. USD Term SOFR + 1.43%) due 3/18/2034(1)(2)	$1,500,000	$1,495,800

TIAA CLO IV Ltd. Series 2018-1A, Class A2 7.377% (3 mo. USD Term SOFR + 1.96%) due 1/20/2032(1)(2)	1,520,000	1,513,160

Trinitas CLO XVI Ltd. Series 2021-16A, Class A1 6.857% (3 mo. USD Term SOFR + 1.44%) due 7/20/2034(1)(2)	1,200,000	1,193,520

Voya CLO Ltd. Series 2016-3A, Class A3R 7.407% (3 mo. USD Term SOFR + 2.01%) due 10/18/2031(1)(2)	835,000	832,328

World Omni Auto Receivables Trust Series 2022-C, Class A2 3.73% due 3/16/2026	587,850	584,392

Total Asset–Backed Securities (Cost $40,715,910)		40,600,894
Corporate Bonds & Notes – 22.7%
Advertising – 0.2%

Outfront Media Capital LLC/Outfront Media Capital Corp. 4.25% due 1/15/2029(1)	500,000	450,815

		450,815
Aerospace & Defense — 0.5%

Bombardier, Inc. 7.875% due 4/15/2027(1)	435,000	435,113

RTX Corp. 6.10% due 3/15/2034	200,000	217,256
6.40% due 3/15/2054	300,000	348,291

		1,000,660
Agriculture — 0.5%

Altria Group, Inc. 3.40% due 5/6/2030	300,000	274,290

Philip Morris International, Inc. 5.375% due 2/15/2033	400,000	411,020
5.625% due 11/17/2029	300,000	314,754

		1,000,064
Auto Manufacturers – 0.2%

General Motors Financial Co., Inc. 6.10% due 1/7/2034	200,000	206,110

Volkswagen Group of America Finance LLC 6.45% due 11/16/2030(1)	200,000	213,154

		419,264

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2023	Principal Amount	Value
Corporate Bonds & Notes – (continued)
Auto Parts & Equipment – 0.3%

Adient Global Holdings Ltd. 8.25% due 4/15/2031(1)	$500,000	$529,755

American Axle & Manufacturing, Inc. 5.00% due 10/1/2029	250,000	221,020

		750,775
Beverages – 0.8%

Anheuser-Busch InBev Worldwide, Inc. 3.50% due 6/1/2030	800,000	763,064
5.55% due 1/23/2049	200,000	215,658

PepsiCo, Inc. 3.60% due 2/18/2028	500,000	489,800
4.65% due 2/15/2053	300,000	298,485

		1,767,007
Biotechnology – 0.3%

Amgen, Inc. 5.25% due 3/2/2033	200,000	205,246
5.65% due 3/2/2053	100,000	105,628

Gilead Sciences, Inc. 5.25% due 10/15/2033	200,000	208,820
5.55% due 10/15/2053	100,000	108,606

		628,300
Building Materials – 0.1%

Carrier Global Corp. 5.90% due 3/15/2034(1)	200,000	216,852

		216,852
Chemicals – 0.2%

Nutrien Ltd. 2.95% due 5/13/2030	500,000	452,735

		452,735
Commercial Banks – 4.6%

Bank of America Corp. 1.898% (1.898% fixed rate until 7/23/2030; SOFR + 1.53% thereafter) due 7/23/2031(2)	700,000	572,229
4.271% (4.271% fixed rate until 7/23/2028; 3 mo. USD Term SOFR + 1.57% thereafter) due 7/23/2029(2)	1,200,000	1,159,512

Barclays PLC 2.645% (2.645% fixed rate until 6/24/2030; 1 yr. CMT rate + 1.90% thereafter) due 6/24/2031(2)	200,000	168,926
4.972% (4.972% fixed rate until 5/16/2028; SOFR + 2.12% thereafter) due 5/16/2029(2)	400,000	393,332

December 31, 2023	Principal Amount	Value
Corporate Bonds & Notes – (continued)
Commercial Banks – (continued)

BNP Paribas SA 2.159% (2.159% fixed rate until 9/15/2028; SOFR + 1.22% thereafter) due 9/15/2029(1)(2)	$600,000	$522,276

Deutsche Bank AG 2.311% (2.311% fixed rate until 11/16/2026; SOFR + 1.22% thereafter) due 11/16/2027(2)	1,600,000	1,463,392

Fifth Third Bank NA 2.25% due 2/1/2027	950,000	875,938

Huntington National Bank 4.552% (4.552% fixed rate until 5/17/2027; SOFR + 1.65% thereafter) due 5/17/2028(2)	400,000	386,264

JPMorgan Chase & Co. 2.956% (2.956% fixed rate until 5/13/2030; 3 mo. USD Term SOFR + 2.52% thereafter) due 5/13/2031(2)	900,000	791,946

4.493% (4.493% fixed rate until 3/24/2030; 3 mo. USD Term SOFR + 3.79% thereafter) due 3/24/2031(2)	400,000	390,544

Morgan Stanley 5.123% (5.123% fixed rate until 2/1/2028; SOFR + 1.73% thereafter) due 2/1/2029(2)	1,600,000	1,608,192
5.424% (5.424% fixed rate until 7/21/2033; SOFR + 1.88% thereafter) due 7/21/2034(2)	100,000	101,469

NatWest Group PLC 5.808% (5.808% fixed rate until 9/13/2028; 1 yr. CMT rate + 1.95% thereafter) due 9/13/2029(2)	900,000	924,282

Truist Financial Corp. 7.161% (7.161% fixed rate until 10/30/2028; SOFR + 2.45% thereafter) due 10/30/2029(2)	600,000	648,576

		10,006,878
Commercial Services – 0.2%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375% due 3/1/2029(1)	500,000	462,845

		462,845

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2023	Principal Amount	Value
Corporate Bonds & Notes – (continued)
Computers – 0.2%

Apple, Inc. 2.65% due 2/8/2051	$200,000	$137,310
3.35% due 8/8/2032	300,000	281,511

		418,821
Diversified Financial Services – 1.1%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.00% due 10/29/2028	1,200,000	1,094,472

Air Lease Corp. 5.30% due 2/1/2028	500,000	506,305

Charles Schwab Corp. 6.136% (6.136% fixed rate until 8/24/2033; SOFR + 2.01% thereafter) due 8/24/2034(2)	200,000	210,660

Jefferies Financial Group, Inc. 5.875% due 7/21/2028	400,000	410,656

Mastercard, Inc. 4.85% due 3/9/2033	100,000	103,375

		2,325,468
Electric – 1.6%

Duke Energy Carolinas LLC 4.95% due 1/15/2033	300,000	306,240

Duke Energy Corp. 3.50% due 6/15/2051	450,000	332,226
5.00% due 8/15/2052	200,000	188,020

Eversource Energy 5.125% due 5/15/2033	400,000	402,528

Exelon Corp. 5.60% due 3/15/2053	200,000	203,320

Pacific Gas & Electric Co. 4.55% due 7/1/2030	300,000	286,026
4.95% due 7/1/2050	200,000	171,852

PPL Electric Utilities Corp. 5.00% due 5/15/2033	200,000	204,794

Public Service Electric & Gas Co. 4.65% due 3/15/2033	900,000	900,702
5.45% due 8/1/2053	100,000	108,316

Southern Co. 5.70% due 3/15/2034	400,000	421,844

Wisconsin Public Service Corp. 2.85% due 12/1/2051	100,000	66,520

		3,592,388
Electronics – 0.2%

Honeywell International, Inc. 1.95% due 6/1/2030	400,000	347,788

		347,788
Entertainment – 0.8%

Caesars Entertainment, Inc. 8.125% due 7/1/2027(1)	500,000	512,440

Cinemark USA, Inc. 5.25% due 7/15/2028(1)	250,000	229,535

December 31, 2023	Principal Amount	Value
Corporate Bonds & Notes – (continued)
Entertainment – (continued)

Light & Wonder International, Inc. 7.00% due 5/15/2028(1)	$500,000	$505,310

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 7.125% due 2/15/2031(1)	450,000	468,491

		1,715,776
Environmental Control – 0.5%

Waste Management, Inc. 4.15% due 4/15/2032	1,100,000	1,075,756

		1,075,756
Food – 0.2%

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.75% due 4/1/2033	400,000	396,076

		396,076
Gas – 0.1%

CenterPoint Energy Resources Corp. 5.40% due 3/1/2033	200,000	209,050

		209,050
Healthcare-Services – 0.8%

CHS/Community Health Systems, Inc. 5.25% due 5/15/2030(1)	500,000	418,370

Elevance Health, Inc. 4.75% due 2/15/2033	400,000	400,524
5.125% due 2/15/2053	100,000	100,217

UnitedHealth Group, Inc. 4.20% due 5/15/2032	500,000	489,575
5.875% due 2/15/2053	200,000	226,750

		1,635,436
Insurance – 0.2%

Lincoln National Corp. 3.40% due 1/15/2031	400,000	358,692
4.35% due 3/1/2048	100,000	79,673

MetLife, Inc. 5.25% due 1/15/2054	100,000	103,107

		541,472
Leisure Time – 0.7%

Carnival Holdings Bermuda Ltd. 10.375% due 5/1/2028(1)	500,000	544,675

Royal Caribbean Cruises Ltd. 7.25% due 1/15/2030(1)	500,000	522,080

VOC Escrow Ltd. 5.00% due 2/15/2028(1)	500,000	479,925

		1,546,680
Lodging – 0.2%

Station Casinos LLC 4.50% due 2/15/2028(1)	500,000	473,385

		473,385

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2023	Principal Amount	Value
Corporate Bonds & Notes – (continued)
Machinery-Diversified – 0.3%

John Deere Capital Corp. 4.15% due 9/15/2027	$400,000	$397,676
Series I 5.15% due 9/8/2033	300,000	316,392

		714,068
Media – 0.5%

Charter Communications Operating LLC/Charter Communications Operating Capital 2.25% due 1/15/2029	400,000	347,384

Comcast Corp. 1.95% due 1/15/2031	200,000	168,852
4.25% due 1/15/2033	700,000	680,771

		1,197,007
Miscellaneous Manufacturing – 0.2%

Parker-Hannifin Corp. 4.00% due 6/14/2049	100,000	87,524
4.50% due 9/15/2029	300,000	301,515

		389,039
Oil & Gas – 1.2%

BP Capital Markets America, Inc. 4.812% due 2/13/2033	600,000	606,318

Callon Petroleum Co. 8.00% due 8/1/2028(1)	500,000	511,670

Cenovus Energy, Inc. 2.65% due 1/15/2032	200,000	165,828

Comstock Resources, Inc. 6.75% due 3/1/2029(1)	500,000	459,355

Diamondback Energy, Inc. 3.50% due 12/1/2029	400,000	371,928

Occidental Petroleum Corp. 7.50% due 5/1/2031	500,000	561,030

		2,676,129
Oil & Gas Services – 0.1%

Schlumberger Investment SA 4.85% due 5/15/2033	300,000	305,244

		305,244
Pharmaceuticals – 1.5%

AbbVie, Inc. 3.20% due 11/21/2029	1,200,000	1,122,348
4.55% due 3/15/2035	200,000	196,458

CVS Health Corp. 5.30% due 6/1/2033	900,000	923,697
5.875% due 6/1/2053	300,000	316,731

Pfizer Investment Enterprises Pte. Ltd. 4.75% due 5/19/2033	600,000	601,836
5.30% due 5/19/2053	100,000	102,495

		3,263,565
Pipelines – 0.7%

Cheniere Energy Partners LP 5.95% due 6/30/2033(1)	500,000	513,465

December 31, 2023	Principal Amount	Value
Corporate Bonds & Notes – (continued)
Pipelines – (continued)

Targa Resources Corp. 6.50% due 3/30/2034	$400,000	$433,064

Western Midstream Operating LP 6.15% due 4/1/2033	600,000	624,438

		1,570,967
Real Estate Investment Trusts – 0.5%

American Tower Corp. 5.65% due 3/15/2033	400,000	416,467

Extra Space Storage LP 5.50% due 7/1/2030	600,000	614,358

		1,030,825
Retail – 0.1%

Lowe’s Cos., Inc. 5.15% due 7/1/2033	300,000	308,805

		308,805
Semiconductors – 0.5%

Intel Corp. 5.20% due 2/10/2033	500,000	523,090

Marvell Technology, Inc. 5.95% due 9/15/2033	600,000	637,872

		1,160,962
Software – 1.5%

Cloud Software Group, Inc. 6.50% due 3/31/2029(1)	500,000	476,740

Microsoft Corp. 2.921% due 3/17/2052	700,000	516,537
3.30% due 2/6/2027	1,800,000	1,755,018

Oracle Corp. 5.55% due 2/6/2053	200,000	200,260
6.25% due 11/9/2032	400,000	435,364

		3,383,919
Telecommunications – 0.4%

AT&T, Inc. 3.50% due 9/15/2053	100,000	72,890
5.40% due 2/15/2034	300,000	309,615

T-Mobile USA, Inc. 2.70% due 3/15/2032	450,000	384,039

		766,544
Toys, Games & Hobbies – 0.5%

Mattel, Inc. 3.75% due 4/1/2029(1)	1,100,000	1,006,016

		1,006,016
Transportation – 0.2%

Union Pacific Corp. 4.50% due 1/20/2033	100,000	100,663
4.95% due 5/15/2053	400,000	409,300

		509,963

Total Corporate Bonds & Notes (Cost $48,082,742)		49,717,344

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2023	Principal Amount	Value
Non–Agency Mortgage–Backed Securities – 11.1%

BANK Series 2017-BNK5, Class AS 3.624% due 6/15/2060	$2,500,000	$2,313,905
Series 2019-BNK24, Class AS 3.283% due 11/15/2062(2)(3)	1,412,000	1,226,124
Series 2022-BNK43, Class B 5.153% due 8/15/2055(2)(3)	500,000	433,421

BB-UBS Trust Series 2012-SHOW, Class A 3.43% due 11/5/2036(1)	1,200,000	1,121,785

Benchmark Mortgage Trust Series 2019-B12, Class AS 3.419% due 8/15/2052	2,000,000	1,759,365

Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2005-1A, Class A1 5.62% due 1/25/2036(1)(2)(3)	1,893,325	1,732,915

CHL Mortgage Pass-Through Trust Series 2005-3, Class 1A2 6.05% due 4/25/2035(2)(3)	558,511	504,983

Citigroup Commercial Mortgage Trust Series 2016-C3, Class AS 3.366% due 11/15/2049(2)(3)	1,000,000	913,265

Commercial Mortgage Trust Series 2014-CR18, Class AM 4.103% due 7/15/2047	1,455,000	1,431,137

CWHEQ Revolving Home Equity Loan Trust Series 2005-K, Class 2A1 5.716% (1 mo. USD Term SOFR + 0.35%) due 2/15/2036(2)	460,972	448,653

Freddie Mac STACR REMIC Trust Series 2021-DNA7, Class M2 7.137% due 11/25/2041(1)(2)(3)	1,100,000	1,078,026
Series 2021-HQA4, Class M1 6.287% due 12/25/2041(1)(2)(3)	633,691	623,922
Series 2022-DNA1, Class M1A 6.337% due 1/25/2042(1)(2)(3)	555,527	551,974
Series 2022-HQA3, Class M1A 7.637% due 8/25/2042(1)(2)(3)	1,194,508	1,212,918

HarborView Mortgage Loan Trust Series 2004-5, Class B1 4.436% due 6/19/2034(2)(3)	1,507,178	1,421,304

Home Equity Asset Trust Series 2004-8, Class M5 7.07% due 3/25/2035(2)(3)	578,046	563,257

Jackson Park Trust Series 2019-LIC, Class B 2.914% due 10/14/2039(1)	640,000	538,567

JP Morgan Mortgage Trust Series 2005-A4, Class B1 5.111% due 7/25/2035(2)(3)	1,013,555	955,554

MASTR Specialized Loan Trust Series 2005-2, Class M4 6.94% due 7/25/2035(1)(2)(3)	901,537	982,868

December 31, 2023	Principal Amount	Value
Non–Agency Mortgage–Backed Securities – (continued)

Morgan Stanley Capital I Trust Series 2004-SD2, Class M1 6.40% (1 mo. USD Term SOFR + 1.04%) due 4/25/2034(2)	$286,586	$278,733
Series 2018-H4, Class A4 4.31% due 12/15/2051	800,000	769,083
Series 2020-L4, Class AS 2.88% due 2/15/2053	1,000,000	836,997

NYC Commercial Mortgage Trust Series 2021-909, Class C 3.206% due 4/10/2043(1)(2)(3)	385,000	237,389

ONE Park Mortgage Trust Series 2021-PARK, Class B 6.427% due 3/15/2036(1)(2)(3)	500,000	462,494

SLG Office Trust Series 2021-OVA, Class A 2.585% due 7/15/2041(1)	1,600,000	1,325,058

Stack Infrastructure Issuer LLC Series 2021-1A, Class A2 1.877% due 3/26/2046(1)	750,000	681,641

Total Non–Agency Mortgage–Backed Securities (Cost $25,739,973)		24,405,338
Senior Secured Loans – 1.1%
Advertising – 0.2%

Clear Channel Outdoor Holdings, Inc. Term Loan B 9.145% (3 mo. USD Term SOFR + 3.50%) due 8/21/2026(2)	500,000	494,165

		494,165
Airlines – 0.4%

American Airlines, Inc. 2021 Term Loan 10.427% (3 mo. USD Term SOFR + 4.75%) due 4/20/2028(2)	473,684	485,972

Kestrel Bidco, Inc. Term Loan B 8.455% (3 mo. USD Term SOFR + 3.00%) due 12/11/2026(2)	443,304	441,987

		927,959
Entertainment – 0.2%

Bally’s Corp. 2021 Term Loan B 8.927% (3 mo. USD Term SOFR + 3.25%) due 10/2/2028(2)	497,462	470,291

		470,291
Lodging – 0.3%

Fertitta Entertainment LLC 2022 Term Loan B 9.348% (1 mo. USD Term SOFR + 4.00%) due 1/27/2029(2)	497,468	497,364

		497,364

Total Senior Secured Loans (Cost $2,401,046)		2,389,779

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2023	Principal Amount	Value
U.S. Government Securities – 25.3%

U.S. Treasury Bonds 4.75% due 11/15/2043	$18,200,000	$19,587,750
4.75% due 11/15/2053	10,500,000	11,830,547

U.S. Treasury Notes 4.375% due 11/30/2030	2,500,000	2,575,391
4.50% due 11/15/2033	7,800,000	8,205,844
4.875% due 10/31/2028	4,800,000	5,014,875
5.00% due 10/31/2025	8,000,000	8,092,187

Total U.S. Government Securities (Cost $52,399,735)		55,306,594
Commercial Paper – 0.9%

Equinor ASA 5.425% due 1/4/2024(1)	2,000,000	1,999,110

Total Commercial Paper (Cost $1,999,110)		1,999,110
U.S. Treasury Bills – 0.5%

U.S. Treasury Bills 2.713% due 1/2/2024(4)	1,000,000	999,853

Total U.S. Treasury Bills (Cost $999,856)		999,853

	Shares	Value
Exchange–Traded Funds – 1.5%

iShares MBS ETF	18,085	1,701,437

Vanguard Mortgage-Backed Securities ETF	34,585	1,603,360

Total Exchange–Traded Funds (Cost $3,065,404)		3,304,797

December 31, 2023	Principal Amount	Value
Repurchase Agreements – 0.4%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $921,768, due 1/2/2024(5)	$921,604	$921,604

Total Repurchase Agreements (Cost $921,604)		921,604

Total Investments – 99.2% (Cost $213,553,587)		217,102,440

Assets in excess of other liabilities – 0.8%		1,696,091

Total Net Assets – 100.0%		$218,798,531

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2023, the aggregate market value of these securities amounted to $58,804,641, representing 26.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2023.
(3)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(4)	Interest rate shown reflects the discount rate at time of purchase.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$1,016,200	$940,040

Open futures contracts at December 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2024	264	Long	$53,887,592	$54,361,312	$473,720
U.S. 5-Year Treasury Note	March 2024	222	Long	23,606,927	24,147,703	540,776
U.S. Long Bond	March 2024	11	Long	1,361,630	1,374,312	12,682
U.S. Ultra Bond	March 2024	4	Long	507,763	534,375	26,612
Total				$79,363,912	$80,417,702	$1,053,790

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. Ultra 10-Year Treasury Note	March 2024	61	Short	$(6,759,076)	$(7,198,953)	$(439,877)

Legend:

CLO — Collateralized Loan Obligation

CMT — Constant Maturity Treasury

REMIC — Real Estate Mortgage Investment Conduit

SOFR — Secured Overnight Financing Rate

STACR — Structured Agency Credit Risk

USD — United States Dollar

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$37,457,127	$—	$37,457,127
Asset–Backed Securities	—	40,600,894	—	40,600,894
Corporate Bonds & Notes	—	49,717,344	—	49,717,344
Non–Agency Mortgage–Backed Securities	—	24,405,338	—	24,405,338
Senior Secured Loans	—	2,389,779	—	2,389,779
U.S. Government Securities	—	55,306,594	—	55,306,594
Commercial Paper	—	1,999,110	—	1,999,110
U.S. Treasury Bills	—	999,853	—	999,853
Exchange–Traded Funds	3,304,797	—	—	3,304,797
Repurchase Agreements	—	921,604	—	921,604
Total	$3,304,797	$213,797,643	$—	$217,102,440
Other Financial Instruments
Futures Contracts
Assets	$1,053,790	$—	$—	$1,053,790
Liabilities	(439,877)	—	—	(439,877)
Total	$613,913	$—	$—	$613,913

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$217,102,440

Cash	6,313

Interest receivable	1,765,758

Cash deposits with brokers for futures contracts	623,975

Receivable for variation margin on futures contracts	68,128

Prepaid expenses	7,836

Total Assets	219,574,450

Liabilities

Payable for investments purchased	437,209

Payable for fund shares redeemed	111,711

Investment advisory fees payable	96,466

Distribution fees payable	46,378

Accrued audit fees	28,908

Accrued custodian and accounting fees	27,432

Accrued trustees’ and officers’ fees	1,818

Accrued expenses and other liabilities	25,997

Total Liabilities	775,919

Total Net Assets	$218,798,531

Net Assets Consist of:

Paid-in capital	$236,165,525

Distributable loss	(17,366,994)

Total Net Assets	$218,798,531

Investments, at Cost	$213,553,587

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	23,169,936

Net Asset Value Per Share	$9.44

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Interest	$10,732,807

Dividends	178,292

Total Investment Income	10,911,099

Expenses

Investment advisory fees	1,184,788

Distribution fees	569,610

Professional fees	89,752

Custodian and accounting fees	78,528

Trustees’ and officers’ fees	55,522

Administrative fees	46,731

Shareholder reports	19,005

Transfer agent fees	13,687

Other expenses	12,964

Total Expenses	2,070,587

Net Investment Income/(Loss)	8,840,512

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(13,472,401)

Net realized gain/(loss) from futures contracts	239,203

Net realized gain/(loss) from swap contracts	(3,497,068)

Net change in unrealized appreciation/(depreciation) on investments	15,583,324

Net change in unrealized appreciation/(depreciation) on futures contracts	749,459

Net change in unrealized appreciation/(depreciation) on swap contracts	1,938,796

Net Gain on Investments and Derivative Contracts	1,541,313

Net Increase in Net Assets Resulting From Operations	$10,381,825

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$8,840,512	$7,020,206

Net realized gain/(loss) from investments and derivative contracts	(16,730,266)	(41,871,851)

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	18,271,579	(13,649,317)

Net Increase/(Decrease) in Net Assets Resulting from Operations	10,381,825	(48,500,962)

Capital Share Transactions

Proceeds from sales of shares	24,606,130	5,250,070

Cost of shares redeemed	(48,782,159)	(39,661,497)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(24,176,029)	(34,411,427)

Net Decrease in Net Assets	(13,794,204)	(82,912,389)

Net Assets

Beginning of year	232,592,735	315,505,124

End of year	$218,798,531	$232,592,735

Other Information:

Shares

Sold	2,692,031	555,585

Redeemed	(5,356,848)	(4,085,788)

Net Decrease	(2,664,817)	(3,530,203)

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$9.00	$0.35	$0.09	$0.44	$9.44	4.89%

Year Ended 12/31/22	10.74	0.26	(2.00)	(1.74)	9.00	(16.20)%

Year Ended 12/31/21	10.74	0.21	(0.21)	0.00	10.74	0.00%

Year Ended 12/31/20	10.03	0.14	0.57	0.71	10.74	7.08%

Period Ended 12/31/19(4)	10.00	0.03	0.00(5)	0.03	10.03	0.30%	(6)

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$218,799	0.91%		0.91%		3.88%		3.88%		343%

232,593	0.88%		0.88%		2.68%		2.68%		182%

315,505	0.87%		0.87%		1.99%		1.99%		172%

306,696	0.89%		0.89%		1.38%		1.38%		163%

309,877	0.93%	(6)	0.93%	(6)	1.33%	(6)	1.33%	(6)	27%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)	Rounds to $0.00 per share.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Multi-Sector Bond VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide a high current income with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Exchange-traded financial futures and swap contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund.

The Fund may also enter into cleared swaps with a central clearinghouse. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty serving as the clearinghouse, and performance of the transaction is effectively guaranteed against default by such counterparty, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction.

The Fund may not achieve the anticipated benefits of swap contracts and may realize a loss. During the year ended December 31, 2023, the Fund entered into credit default swaps for risk exposure management and to enhance potential return. There were no credit default swaps held as of December 31, 2023.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2023.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.52% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Fund has no sub-adviser.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.00% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue did not waive any fees or pay any Fund expenses.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $569,610 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2023, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$183,183,445	$568,105,099
Sales	175,880,760	575,144,179

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2023, the Fund did not hold any restricted, other than 144A restricted securities or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage-and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage-and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National

22

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as “prepayment risk”) or later (known as “extension risk”) than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. Derivative Instruments Investments in derivatives (including short exposures through derivatives) pose risks in addition to, and potentially greater than, those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk, and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund. The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2023 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. With respect to exchange traded futures, the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures contracts against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

23

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

As of December 31, 2023, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$1,053,790

Liability Derivatives
Futures Contracts[1]	$(439,877)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2023 were as follows:

	Interest Rate Contracts	Credit Default Contracts

Net Realized Gain/(Loss)
Futures Contracts[1]	$239,203	$—
Swap Contracts[2]	—	(3,497,068)

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[3]	$749,459	$—
Swap Contracts[4]	—	1,938,796

Average Number of Notional Amounts
Futures Contracts[5]	448	—
Swap Contracts — Buy/Sell Protection	$—	$21,073,077

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net realized gain/(loss) from swap contracts.
[3]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[4]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on swap contracts.
[5]	Amount represents number of contracts.

j. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions)

adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Multi-Sector Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Multi-Sector Bond VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2023 and for the period October 21, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the four years in the period ended December 31, 2023 and for the period October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013– 2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

31

32

33

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10525

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Short Duration Bond VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Short Duration Bond VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN SHORT DURATION BOND VIP FUND

FUND COMMENTARY OF PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER

(UNAUDITED)

Highlights

•	Guardian Short Duration Bond VIP Fund (the “Fund”) returned 4.09% for the 12 months ended December 31, 2023, underperforming its benchmark, the Bloomberg US Government/Credit 1-3 Year Total Return Index[1] (the “Index”).

•	The Index returned 4.61% for the same period.

•	The Fund’s underperformance was due to its allocation to the high yield (“HY”) Credit Default Swap Index[2] (“CDX”) (which is beneficial in a spread widening environment); we closed out the position in the second half of the year. The Fund’s performance benefited from an out-of-benchmark allocation to collateralized loan obligations (“CLOs”). In addition, the Fund’s overweight in agency mortgage-backed securities (“MBS”) pass-throughs contributed to the Fund’s performance.

Market Overview

A heightened level of volatility in the credit markets lingered in 2023, despite very low volatility in the broader equity markets. Rate volatility specifically drove much of the volatility in these markets but the flare ups from the regional banking crisis and commercial real estate areas also contributed. Throughout 2023, inflation risks were still running high and the path of the U.S. Federal Reserve’s (the “Fed”) monetary policy tightening remained uncertain in light of views of a pending recession.

The Standard & Poor’s 500® Index3 (the “S&P 500 Index”) returned 26.29% for the year. This performance was fueled by a big year-end push after lower November inflation data, the Fed’s outlook, and more healthy economic data on jobs, gross domestic product (GDP), and even consumer confidence. Fixed income asset classes joined in, with positive returns in the fourth quarter of 2023. For the year, the Bloomberg U.S. Aggregate Bond Index4 (the “Bond Index”) returned 5.53%, the Bloomberg Corporate High Yield Bond Index5 (the “High Yield Index”) returned 13.44%, and the

10-year U.S. Treasury returned 3.17% after a big rally into year end.

Headline inflation ended the year at 3.1%, not at the Fed’s target level but trending that way. We believe the “last mile” to the Fed’s target will be bumpy, but on the other end of the spectrum, growth is not plummeting as many had feared earlier in the year. It will not be easy coming down from the fastest and highest interest rate hiking cycle in history, but we believe the fact that peak interest rates and peak inflation are in the rearview mirror are beneficial for risk markets.

Portfolio Review

The Fund’s positioning in HY CDX was the largest detractor for the year, but we exited from the position in the second half of the year. The Fund’s performance benefited from its out-of-benchmark allocation to CLOs. In addition, the Fund’s overweight in agency MBS pass-throughs contributed to the Fund’s performance.

Outlook

As we enter 2024, we maintain a modestly positive outlook. The yields and dollar-price of many fixed income assets look attractive and supportive. From our view, disinflation continues, and a severe recession outlook is not the baseline. Yet some spread levels and recent year-end rallies give us pause that 2024 might have better entry points. This is not currently an all-in market, but we remain invested in our process and flexibility with both allocation and security selection, and disciplined in our target levels. We believe that volatility is likely to continue this year. Finally, we are also closely watching the large amounts of retail and institutional assets invested in cash. A record absolute level of cash, as well as relative to the economy, has been parked in overnight investments as volatility is peaking. When the $6 trillion of cash in institutional money markets looks to invest spread and duration assets, we believe it can move fast. We strive to remain disciplined in our investment approach but also seek the most relatively attractive assets that we believe are prudent investments for the Fund’s portfolio.

[1]

The Index is an unmanaged index that is considered representative of performance of short-term U.S. corporate bonds and U.S. government bonds with maturities from one to three years. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

CDX is a benchmark index that tracks a basket of U.S. and emerging market single-issuer credit default swaps (“CDSs”). The CDX is also a tradable financial product that investors can use to gain broad exposure to the CDS market.

[3]

The S&P 500 Index is an unmanaged market-capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You may not invest in the S&P 500 Index and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[4]

The Bond Index is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Bond Index and, unlike the Fund, the Bond Index does not incur fees or expenses.

[5]

The High Yield Index is generally considered to be representative of the investable universe of the U.S. dollar–denominated high-yield debt market. You may not invest in the High Yield Index and, unlike the Fund, the High Yield Index does not incur fees or expenses.

1

GUARDIAN SHORT DURATION BOND VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $170,051,554

Bond Sector Allocation[1] As of December 31, 2023

Bond Quality Allocation[2] As of December 31, 2023

2

GUARDIAN SHORT DURATION BOND VIP FUND

Top Ten Holdings[1] As of December 31, 2023

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	5.000%	10/31/2025	13.6%
U.S. Treasury Bills	4.962%	8/8/2024	6.8%
U.S. Treasury Bills	5.370%	4/18/2024	4.9%
U.S. Treasury Notes	4.875%	11/30/2025	4.9%
U.S. Treasury Bills	5.301%	5/16/2024	4.0%
Federal Farm Credit Banks Funding Corp.	2.640%	4/8/2026	2.3%
Federal National Mortgage Association	3.500%	4/1/2052	1.5%
U.S. Treasury Notes	3.625%	5/31/2028	1.4%
American Express Credit Account Master Trust	3.750%	8/15/2027	1.2%
Federal National Mortgage Association	4.000%	6/1/2052	1.0%
Total			41.6%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Bloomberg, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

3

GUARDIAN SHORT DURATION BOND VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Short Duration Bond VIP Fund	5/2/2022	4.09%	—	—	1.02%
Bloomberg US Government/Credit 1-3 Year Total Return Index		4.61%	—	—	3.93%
Bloomberg US Government 1-3 Year Bond Index*		4.32%	—	—	3.45%

*

The Bloomberg US Government/Credit 1-3 Year Total Return Index (the “ Index”) replaced the Bloomberg US Government 1-3 Year Bond Index as the Fund’s primary benchmark as of July 1, 2023. The Index was selected to align more closely with the Fund’s investment strategy and portfolio holdings.

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Short Duration Bond VIP Fund and the Bloomberg US Government/Credit 1-3 Year Total Return Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,036.70	$2.57	0.50%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.69	$2.55	0.50%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

December 31, 2023	Principal Amount	Value
Agency Mortgage–Backed Securities – 6.0%

Federal Home Loan Mortgage Corp. 3.50% due 6/1/2052	$1,101,993	$1,011,057
4.00% due 6/1/2052	1,276,404	1,209,120
5.50% due 6/1/2053	396,405	398,551

Federal National Mortgage Association 3.00% due 7/1/2051	1,483,898	1,311,667
3.00% due 5/1/2052	461,120	408,841
3.50% due 4/1/2052	2,795,581	2,569,183
3.50% due 10/1/2052	1,617,298	1,485,329
4.00% due 6/1/2052	1,864,220	1,765,951

Total Agency Mortgage–Backed Securities (Cost $10,612,375)		10,159,699
Asset–Backed Securities – 24.9%

Aligned Data Centers Issuer LLC Series 2021-1A, Class A2 1.937% due 8/15/2046(1)	900,000	806,671

Allegro CLO VI Ltd. Series 2017-2A, Class B 7.164% (3 mo. USD Term SOFR + 1.76%) due 1/17/2031(1)(2)	1,000,000	991,300

American Express Credit Account Master Trust Series 2022-3, Class A 3.75% due 8/15/2027	2,000,000	1,966,020

AmeriCredit Automobile Receivables Trust Series 2020-3, Class C 1.06% due 8/18/2026	1,125,000	1,082,907

Anchorage Capital CLO 17 Ltd. Series 2021-17A, Class A1 6.826% (3 mo. USD Term SOFR + 1.43%) due 7/15/2034(1)(2)	1,000,000	995,400

Anchorage Capital CLO 21 Ltd. Series 2021-21A, Class B 7.427% (3 mo. USD Term SOFR + 2.01%) due 10/20/2034(1)(2)	1,000,000	994,200

Anchorage Capital CLO 7 Ltd. Series 2015-7A, Class BR2 7.402% (3 mo. USD Term SOFR + 2.01%) due 1/28/2031(1)(2)	1,000,000	997,300

Apidos CLO XXII Ltd. Series 2015-22A, Class A2R 7.177% (3 mo. USD Term SOFR + 1.76%) due 4/20/2031(1)(2)	1,000,000	990,941

Ares XXVII CLO Ltd. Series 2013-2A, Class BR2 7.302% (3 mo. USD Term SOFR + 1.91%) due 10/28/2034(1)(2)	1,000,000	993,373

December 31, 2023	Principal Amount	Value
Asset–Backed Securities (continued)

Ares XXVIIIR CLO Ltd. Series 2018-28RA, Class A2 7.064% (3 mo. USD Term SOFR + 1.66%) due 10/17/2030(1)(2)	$1,100,000	$1,094,090

Avis Budget Rental Car Funding AESOP LLC Series 2021-2A, Class A 1.66% due 2/20/2028(1)	1,100,000	991,639

Barings CLO Ltd. Series 2020-1A, Class AR 6.806% (3 mo. USD Term SOFR + 1.41%) due 10/15/2036(1)(2)	1,200,000	1,195,457

Benefit Street Partners CLO XVI Ltd. Series 2018-16A, Class BR 7.214% (3 mo. USD Term SOFR + 1.81%) due 1/17/2032(1)(2)	1,200,000	1,194,000

Canyon Capital CLO Ltd. Series 2022-1A, Class B 7.253% (3 mo. USD Term SOFR + 1.85%) due 4/15/2035(1)(2)	1,200,000	1,184,652

Carlyle U.S. CLO Ltd. Series 2018-2A, Class A2 7.256% (3 mo. USD Term SOFR + 1.86%) due 10/15/2031(1)(2)	1,000,000	992,924

CarMax Auto Owner Trust Series 2020-4, Class B 0.85% due 6/15/2026	850,000	812,828

Cathedral Lake VI Ltd. Series 2021-6A, Class AN 6.89% (3 mo. USD Term SOFR + 1.51%) due 4/25/2034(1)(2)	1,200,000	1,197,768

CIFC Funding Ltd. Series 2013-4A, Class BRR 7.249% (3 mo. USD Term SOFR + 1.86%) due 4/27/2031(1)(2)	1,000,000	996,700

Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A23 4.118% due 7/25/2047(1)	706,875	671,891

Dryden 53 CLO Ltd. Series 2017-53A, Class B 7.056% (3 mo. USD Term SOFR + 1.66%) due 1/15/2031(1)(2)	1,100,000	1,085,700

Dryden Senior Loan Fund Series 2017-47A, Class CR 7.706% (3 mo. USD Term SOFR + 2.31%) due 4/15/2028(1)(2)	1,000,000	997,600

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

December 31, 2023	Principal Amount	Value
Asset–Backed Securities (continued)

Ford Credit Floorplan Master Owner Trust Series 2020-2, Class A 1.06% due 9/15/2027	$1,100,000	$1,029,154

Hertz Vehicle Financing III LLC Series 2022-3A, Class A 3.37% due 3/25/2025(1)	480,000	478,153

ICG U.S. CLO Ltd. Series 2022-1A, Class A1 6.956% (3 mo. USD Term SOFR + 1.54%) due 7/20/2035(1)(2)	700,000	698,880

Jamestown CLO XI Ltd. Series 2018-11A, Class A2 7.356% (3 mo. USD Term SOFR + 1.96%) due 7/14/2031(1)(2)	1,200,000	1,193,160

KKR CLO 38 Ltd. Series 38A, Class A1 6.714% (3 mo. USD Term SOFR + 1.32%) due 4/15/2033(1)(2)	1,225,000	1,217,690

Madison Park Funding XXIII Ltd. Series 2017-23A, Class BR 7.199% (3 mo. USD Term SOFR + 1.81%) due 7/27/2031(1)(2)	1,050,000	1,043,910

Master Credit Card Trust Series 2021-1A, Class A 0.53% due 11/21/2025(1)	625,000	612,584

Neuberger Berman Loan Advisers CLO 26 Ltd. Series 2017-26A, Class BR 7.057% (3 mo. USD Term SOFR + 1.66%) due 10/18/2030(1)(2)	1,000,000	988,200

Neuberger Berman Loan Advisers CLO 40 Ltd. Series 2021-40A, Class A 6.716% (3 mo. USD Term SOFR + 1.32%) due 4/16/2033(1)(2)	1,200,000	1,198,440

Nissan Auto Lease Trust Series 2023-A, Class A4 4.80% due 7/15/2027	700,000	696,469

Octagon Investment Partners 36 Ltd. Series 2018-1A, Class B 7.046% (3 mo. USD Term SOFR + 1.65%) due 4/15/2031(1)(2)	1,209,375	1,197,765

OHA Credit Partners XIV Ltd. Series 2017-14A, Class B 7.174% (3 mo. USD Term SOFR + 1.76%) due 1/21/2030(1)(2)	1,000,000	993,500

December 31, 2023	Principal Amount	Value
Asset–Backed Securities (continued)

Oscar U.S. Funding XV LLC Series 2023-1A, Class A3 5.81% due 12/10/2027(1)	$600,000	$601,884

PPM CLO 2 Ltd. Series 2019-2A, Class BR 7.408% (3 mo. USD Term SOFR + 2.01%) due 4/16/2032(1)(2)	1,000,000	994,200

RRX 6 Ltd. Series 2021-6A, Class A1 6.846% (3 mo. USD Term SOFR + 1.45%) due 1/15/2037(1)(2)	1,000,000	996,900

Santander Drive Auto Receivables Trust Series 2022-3, Class A3 3.40% due 12/15/2026	582,761	578,555

TIAA CLO IV Ltd. Series 2018-1A, Class A2 7.377% (3 mo. USD Term SOFR + 1.96%) due 1/20/2032(1)(2)	1,170,000	1,164,735

Toyota Auto Loan Extended Note Trust Series 2021-1A, Class A 1.07% due 2/27/2034(1)	1,735,000	1,597,549

Voya CLO Ltd. Series 2015-3A, Class A3R 7.377% (3 mo. USD Term SOFR + 1.96%) due 10/20/2031(1)(2)	1,000,000	994,692

World Omni Auto Receivables Trust Series 2021-B, Class A4 0.69% due 6/15/2027	1,200,000	1,129,111

World Omni Automobile Lease Securitization Trust Series 2021-A, Class A4 0.50% due 11/16/2026	736,787	735,425

Total Asset–Backed Securities (Cost $42,358,005)		42,374,317
Corporate Bonds & Notes – 23.4%
Aerospace & Defense – 1.0%

Boeing Co. 2.196% due 2/4/2026	200,000	189,040
4.875% due 5/1/2025	1,000,000	995,600

RTX Corp. 5.75% due 11/8/2026	500,000	513,625

		1,698,265
Agriculture – 0.2%

Reynolds American, Inc. 4.45% due 6/12/2025	400,000	395,432

		395,432

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

December 31, 2023	Principal Amount	Value
Building Materials – 0.3%

Carrier Global Corp. 5.80% due 11/30/2025(1)	$500,000	$507,000

		507,000
Chemicals – 0.3%

LYB International Finance III LLC 1.25% due 10/1/2025	600,000	560,670

		560,670
Commercial Banks – 9.2%

ABN AMRO Bank NV 6.339% (6.339% fixed rate until 9/18/2026; 1 yr. CMT rate + 1.65% thereafter) due 9/18/2027(1)(2)	500,000	510,780

Banco Santander SA 2.746% due 5/28/2025	1,000,000	965,320

Bank of America Corp. 3.384% (3.384% fixed rate until 4/2/2025; SOFR + 1.33% thereafter) due 4/2/2026(2)	1,000,000	973,250

3.559% (3.559% fixed rate until 4/23/2026; 3 mo. USD Term SOFR + 1.32% thereafter) due 4/23/2027(2)	1,000,000	963,080

5.08% (5.08% fixed rate until 1/20/2026; SOFR + 1.29% thereafter) due 1/20/2027(2)	500,000	499,225

Barclays PLC

2.852% (2.852% fixed rate until 5/7/2025; SOFR + 2.71% thereafter) due 5/7/2026(2)	1,000,000	965,440

7.325% (7.325% fixed rate until 11/2/2025; 1 yr. CMT rate + 3.05% thereafter) due 11/2/2026(2)	200,000	206,560

BNP Paribas SA 2.219% (2.219% fixed rate until 6/9/2025; SOFR + 2.07% thereafter) due 6/9/2026(1)(2)	1,100,000	1,050,302

Danske Bank AS 1.621% (1.621% fixed rate until 9/11/2025; 1 yr. CMT rate + 1.35% thereafter) due 9/11/2026(1)(2)	200,000	186,668

Deutsche Bank AG 2.129% (2.129% fixed rate until 11/24/2025; SOFR + 1.87% thereafter) due 11/24/2026(2)	150,000	140,606

Huntington National Bank 5.699% (5.699% fixed rate until 11/18/2024; SOFR + 1.22% thereafter) due 11/18/2025(2)	1,250,000	1,232,987

December 31, 2023	Principal Amount	Value

Commercial Banks (continued)

JPMorgan Chase & Co. 1.47% (1.47% fixed rate until 9/22/2026; SOFR + 0.77% thereafter) due 9/22/2027(2)	$1,000,000	$905,870

2.005% (2.005% fixed rate until 3/13/2025; 3 mo. USD Term SOFR + 1.59% thereafter) due 3/13/2026(2)	200,000	192,158

Mitsubishi UFJ Financial Group, Inc. 1.412% due 7/17/2025	550,000	519,447

5.719% (5.719% fixed rate until 2/20/2025; 1 yr. CMT rate + 1.08% thereafter) due 2/20/2026(2)	500,000	502,105

Morgan Stanley 2.72% (2.72% fixed rate until 7/22/2024; SOFR + 1.15% thereafter) due 7/22/2025(2)	1,000,000	983,930

5.05% (5.05% fixed rate until 1/28/2026; SOFR + 1.30% thereafter) due 1/28/2027(2)	300,000	300,255

NatWest Group PLC 5.847% (5.847% fixed rate until 3/2/2026; 1 yr. CMT rate + 1.35% thereafter) due 3/2/2027(2)	250,000	252,370

7.472% (7.472% fixed rate until 11/10/2025; 1 yr. CMT rate + 2.85% thereafter) due 11/10/2026(2)	300,000	310,473

Truist Bank 3.625% due 9/16/2025	250,000	241,938

Truist Financial Corp. 4.00% due 5/1/2025	1,000,000	982,750

4.26% (4.26% fixed rate until 7/28/2025; SOFR + 1.46% thereafter) due 7/28/2026(2)	1,000,000	980,470

UBS Group AG 3.75% due 3/26/2025	900,000	881,712

Wells Fargo Bank NA 5.45% due 8/7/2026	800,000	813,200

		15,560,896
Commercial Services – 0.6%

Global Payments, Inc. 2.65% due 2/15/2025	1,100,000	1,065,922

		1,065,922
Cosmetics & Personal Care – 0.6%

Procter & Gamble Co. 1.00% due 4/23/2026	1,100,000	1,021,394

		1,021,394

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

December 31, 2023	Principal Amount	Value
Diversified Financial Services – 2.2%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.65% due 10/29/2024	$1,200,000	$1,157,484
4.45% due 4/3/2026	500,000	490,965
6.50% due 7/15/2025	800,000	810,720

Air Lease Corp. 2.875% due 1/15/2026	200,000	190,676

Charles Schwab Corp. 1.15% due 5/13/2026	200,000	183,278

Synchrony Financial 4.50% due 7/23/2025	1,000,000	977,040

		3,810,163
Electric – 1.1%

DTE Energy Co. Series F 1.05% due 6/1/2025	1,100,000	1,036,871

Pacific Gas & Electric Co. 3.45% due 7/1/2025	300,000	290,703

Public Service Enterprise Group, Inc. 2.875% due 6/15/2024	500,000	493,440

		1,821,014

Healthcare-Services – 1.0%

Elevance Health, Inc. 4.90% due 2/8/2026	200,000	199,738

UnitedHealth Group, Inc. 1.15% due 5/15/2026	1,100,000	1,019,315
3.10% due 3/15/2026	400,000	388,792

		1,607,845
Insurance – 0.7%

Corebridge Financial, Inc. 3.50% due 4/4/2025	400,000	390,336

Progressive Corp. 2.45% due 1/15/2027	800,000	751,448

		1,141,784

Lodging – 0.1%

Marriott International, Inc. Series R 3.125% due 6/15/2026	200,000	192,108

		192,108
Media – 0.7%

Charter Communications Operating LLC/Charter Communications Operating Capital 4.908% due 7/23/2025	1,000,000	990,720

Discovery Communications LLC 4.90% due 3/11/2026	200,000	199,528

		1,190,248
Oil & Gas – 0.8%

Diamondback Energy, Inc. 3.25% due 12/1/2026	200,000	194,086

Occidental Petroleum Corp. 5.875% due 9/1/2025	200,000	201,432

December 31, 2023	Principal Amount	Value
Oil & Gas (continued)

Shell International Finance BV 2.875% due 5/10/2026	$1,000,000	$963,170

		1,358,688
Pharmaceuticals – 0.4%

Astrazeneca Finance LLC 1.20% due 5/28/2026	500,000	462,965

CVS Health Corp. 3.875% due 7/20/2025	200,000	196,572

		659,537
Pipelines – 1.3%

Energy Transfer LP 2.90% due 5/15/2025	1,100,000	1,066,879

TransCanada PipeLines Ltd. 6.203% due 3/9/2026	500,000	499,945

Western Midstream Operating LP 3.10% due 2/1/2025	600,000	584,484

		2,151,308
Real Estate Investment Trusts – 1.1%

American Tower Corp. 2.40% due 3/15/2025	1,200,000	1,160,796

Essex Portfolio LP 3.50% due 4/1/2025	500,000	489,455

Simon Property Group LP 3.375% due 10/1/2024	250,000	246,343

		1,896,594
Retail – 0.3%

O’Reilly Automotive, Inc. 5.75% due 11/20/2026	500,000	512,195

		512,195
Semiconductors – 0.1%

Broadcom, Inc. 3.459% due 9/15/2026	200,000	193,318

		193,318
Software – 0.3%

Fiserv, Inc. 3.85% due 6/1/2025	200,000	196,438

Oracle Corp. 2.50% due 4/1/2025	300,000	290,589

		487,027

Telecommunications – 1.1%

AT&T, Inc. 1.70% due 3/25/2026	1,500,000	1,403,355

T-Mobile USA, Inc. 3.50% due 4/15/2025	200,000	195,866

Verizon Communications, Inc. 3.376% due 2/15/2025	350,000	343,563

		1,942,784

Total Corporate Bonds & Notes (Cost $39,401,878)		39,774,192

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

December 31, 2023	Principal Amount	Value
Non–Agency Mortgage–Backed Securities – 6.3%

Benchmark Mortgage Trust Series 2018-B3, Class AS 4.195% due 4/10/2051(2)(3)	$1,150,000	$1,062,614

Commercial Mortgage Trust Series 2017-COR2, Class A3 3.51% due 9/10/2050	1,200,000	1,106,663

Series 2019-GC44, Class AM 3.263% due 8/15/2057	1,085,000	937,897

DBGS Mortgage Trust Series 2018-C1, Class AM 4.627% due 10/15/2051(2)(3)	1,100,000	1,033,261

DBUBS Mortgage Trust Series 2017-BRBK, Class A 3.452% due 10/10/2034(1)	793,000	727,082

Freddie Mac STACR REMIC Trust Series 2021-DNA7, Class M2 7.137% due 11/25/2041(1)(2)(3)	900,000	882,022
Series 2021-HQA4, Class M1 6.287% due 12/25/2041(1)(2)(3)	517,381	509,405
Series 2022-DNA1, Class M1A 6.337% due 1/25/2042(1)(2)(3)	427,329	424,595
Series 2022-HQA3, Class M1A 7.637% due 8/25/2042(1)(2)(3)	947,369	961,970

Hilton USA Trust Series 2016-HHV, Class A 3.719% due 11/5/2038(1)	845,000	802,031

Wells Fargo Commercial Mortgage Trust Series 2015-NXS4, Class A4 3.718% due 12/15/2048	1,380,000	1,330,486
Series 2016-LC24, Class A4 2.942% due 10/15/2049	1,000,000	940,065

Total Non–Agency Mortgage–Backed Securities (Cost $11,069,638)		10,718,091
U.S. Government Agencies – 2.3%
Federal Farm Credit Banks Funding Corp. 2.64% due 4/8/2026	4,000,000	3,857,680

Total U.S. Government Agencies (Cost $3,967,008)		3,857,680
U.S. Government Securities – 19.8%

U.S. Treasury Notes 3.625% due 5/31/2028	2,350,000	2,327,418
4.875% due 11/30/2025	8,200,000	8,286,164
5.00% due 10/31/2025	22,800,000	23,062,734

Total U.S. Government Securities (Cost $33,381,775)		33,676,316

December 31, 2023	Principal Amount	Value
Commercial Paper – 0.3%

Equinor ASA 5.425% due 1/4/2024(1)	$500,000	$499,777

Total Commercial Paper (Cost $499,777)		499,777
U.S. Treasury Bills – 15.8%

U.S. Treasury Bills 5.37% due 4/18/2024(4)	8,500,000	8,368,249
4.962% due 8/8/2024(4)	12,000,000	11,653,250
5.301% due 5/16/2024(4)	7,000,000	6,865,600

Total U.S. Treasury Bills (Cost $26,855,478)		26,887,099
Repurchase Agreements – 0.3%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $599,755, due 1/2/2024(5)	599,648	599,648

Total Repurchase Agreements (Cost $599,648)		599,648

Total Investments – 99.1% (Cost $168,745,582)		168,546,819

Assets in excess of other liabilities – 0.9%		1,504,735

Total Net Assets – 100.0%		$170,051,554

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2023, the aggregate market value of these securities amounted to $41,405,480, representing 24.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2023.
(3)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(4)	Interest rate shown reflects the discount rate at time of purchase.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$661,200	$611,646

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

Open futures contracts at December 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2024	289	Long	$58,929,582	$59,509,164	$579,582

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2024	28	Short	$(2,926,663)	$(3,045,656)	$(118,993)
U.S. Long Bond	March 2024	22	Short	(2,551,114)	(2,748,625)	(197,511)
U.S. Ultra 10-Year Treasury Note	March 2024	8	Short	(907,817)	(944,125)	(36,308)
U.S. Ultra Bond	March 2024	3	Short	(365,521)	(400,781)	(35,260)
Total				$(6,751,115)	$(7,139,187)	$(388,072)

Centrally cleared credit default swap agreements — buy protection(6):

Reference Entity	Implied Credit Spread at 12/31/2023(7)	Notional Amount(8)	Maturity	(Pay)/Receive Fixed Rate	Periodic Payment Frequency	Upfront Payments	Value	Unrealized Depreciation
CDX.NA.IG.S41	0.57%	USD 8,500,000	12/20/2028	(1.00)%	Quarterly	$(107,143)	$(164,876)	$(57,733)

(6)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the buyer of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

(7)

Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(8)

The notional amount represents the maximum potential amount the Fund could be required to pay as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America Investment Grade Index.

Legend:

CLO — Collateralized Loan Obligation

CMT — Constant Maturity Treasury

REMIC — Real Estate Mortgage Investment Conduit

SOFR — Secured Overnight Financing Rate

STACR — Structured Agency Credit Risk

USD — United States Dollar

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$10,159,699	$—	$10,159,699
Asset–Backed Securities	—	42,374,317	—	42,374,317
Corporate Bonds & Notes	—	39,774,192	—	39,774,192
Non–Agency Mortgage–Backed Securities	—	10,718,091	—	10,718,091
U.S. Government Agencies	—	3,857,680	—	3,857,680
U.S. Government Securities	—	33,676,316	—	33,676,316
Commercial Paper	—	499,777	—	499,777
U.S. Treasury Bills	—	26,887,099	—	26,887,099
Repurchase Agreements	—	599,648	—	599,648
Total	$—	$168,546,819	$—	$168,546,819
Other Financial Instruments
Futures Contracts
Assets	$579,582	$—	$—	$579,582
Liabilities	(388,072)	—	—	(388,072)
Swap Contracts
Liabilities	—	(57,733)	—	(57,733)
Total	$191,510	$(57,733)	$—	$133,777

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SHORT DURATION BOND VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$168,546,819

Interest receivable	1,126,738

Cash deposits with brokers for futures contracts	323,533

Receivable for variation margin on swap contracts	205,027

Receivable for variation margin on futures contracts	173,940

Reimbursement receivable from adviser	24,221

Receivable for fund shares subscribed	1,606

Prepaid expenses	6,467

Total Assets	170,408,351

Liabilities

Payable for fund shares redeemed	121,467

Cash due to broker for swap contracts	101,406

Investment advisory fees payable	65,409

Accrued audit fees	30,147

Accrued custodian and accounting fees	12,485

Accrued trustees’ and officers’ fees	1,564

Accrued expenses and other liabilities	24,319

Total Liabilities	356,797

Total Net Assets	$170,051,554

Net Assets Consist of:

Paid-in capital	$167,832,341

Distributable earnings	2,219,213

Total Net Assets	$170,051,554

Investments, at Cost	$168,745,582

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	16,717,161

Net Asset Value Per Share	$10.17

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Interest	$ 8,338,566

Dividends	129,704

Total Investment Income	8,468,270

Expenses

Investment advisory fees	833,716

Professional fees	86,338

Custodian and accounting fees	47,716

Trustees’ and officers’ fees	45,037

Administrative fees	42,024

Shareholder reports	17,206

Transfer agent fees	16,959

Other expenses	10,888

Total Expenses	1,099,884

Less: Fees waived	(173,530)

Total Expenses, Net	926,354

Net Investment Income/(Loss)	7,541,916

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(3,871,149)

Net realized gain/(loss) from futures contracts	(1,276,016)

Net realized gain/(loss) from swap contracts	(2,439,415)

Net change in unrealized appreciation/(depreciation) on investments	5,937,102

Net change in unrealized appreciation/(depreciation) on futures contracts	104,020

Net change in unrealized appreciation/(depreciation) on swap contracts	1,227,703

Net Loss on Investments and Derivative Contracts	(317,755)

Net Increase in Net Assets Resulting From Operations	$7,224,161

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — GUARDIAN SHORT DURATION BOND VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Period Ended 12/31/22[1]

Operations

Net investment income/(loss)	$7,541,916	$4,096,143

Net realized gain/(loss) from investments and derivative contracts	(7,586,580)	(1,767,280)

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	7,268,825	(7,333,811)

Net Increase/(Decrease) in Net Assets Resulting from Operations	7,224,161	(5,004,948)

Capital Share Transactions

Proceeds from sales of shares	23,933,439	234,189,617

Cost of shares redeemed	(47,703,727)	(42,586,988)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(23,770,288)	191,602,629

Net Increase/(Decrease) in Net Assets	(16,546,127)	186,597,681

Net Assets

Beginning of period	186,597,681	—

End of period	$170,051,554	$186,597,681

Other Information:

Shares

Sold	2,431,881	23,424,754

Redeemed	(4,811,534)	(4,327,940)

Net Increase/(Decrease)	(2,379,653)	19,096,814

[1]	Commenced operations on May 2, 2022.

14	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

15

FINANCIAL INFORMATION — GUARDIAN SHORT DURATION BOND VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Loss	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$9.77	$0.40	$(0.00)(4)	$0.40	$10.17	4.09%

Period Ended 12/31/22(5)	10.00	0.20	(0.43)	(0.23)	9.77	(2.30)	%(6)

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SHORT DURATION BOND VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$170,052	0.50%	0.59%	4.07%	3.98%	274%

186,598	0.49%(6)	0.58%(6)	3.00%(6)	2.91%(6)	61%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Rounds to $(0.00) per share.

(5)	Commenced operations on May 2, 2022.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2022, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Short Duration Bond VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on May 2, 2022. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide a high level of current income consistent with preservation of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Exchange-traded financial futures and swap contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indicesThe Fund may use these investments to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning,, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund.

The Fund may also enter into cleared swaps with a central clearinghouse. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty serving as the clearinghouse, and performance of the transaction is effectively guaranteed against default by such counterparty, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction.

The Fund may not achieve the anticipated benefits of swap contracts and may realize a loss. During the year ended December 31, 2023, the Fund entered into credit default swaps for risk exposure management and to enhance potential return.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

value. There were no options transactions as of December 31, 2023.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Fund has no sub-adviser.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.50% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended

December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $173,530.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2023, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$68,845,043	$357,168,059
Sales	51,337,727	416,166,947

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn

21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2023, the Fund did not hold any restricted, other than 144A restricted securities or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage-and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage-and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as “prepayment risk”) or later (known as “extension risk”) than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on

22

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. Loan Risk Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar investments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

j. Derivative Instruments Investments in derivatives (including short exposures through derivatives) pose risks in addition to, and potentially greater than, those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk, and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund. The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2023 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. With respect to exchange traded futures, the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures contracts against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

23

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

As of December 31, 2023, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

	Interest Rate Contracts	Credit Default Contracts

Asset Derivatives
Futures Contracts[1]	$579,582	$—

Liability Derivatives
Futures Contracts[1]	$(388,072)	$—
Swap Contracts[2]	—	(57,733)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]

Statement of Assets and Liabilities location: Includes the fair value of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2023 were as follows:

	Interest Rate Contracts	Credit Default Contracts

Net Realized Gain/(Loss)
Futures Contracts[1]	$(1,276,016)	$—
Swap Contracts[2]	—	(2,439,415)
Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[3]	$104,020	$—
Swap Contracts[4]	—	1,227,703

Average Number of Notional Amounts
Futures Contracts[5]	505	—
Swap Contracts – Buy/Sell Protection	$—	$18,276,923

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net realized gain/(loss) from swap contracts.
[3]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[4]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on swap contracts.
[5]	Amount represents number of contracts.

k. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Short Duration Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Short Duration Bond VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2023 and for the period May 2, 2022 (commencement of operations) through December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period May 2, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at

http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

31

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11741

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Small Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Small Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN SMALL CAP CORE VIP FUND

FUND COMMENTARY OF

CLEARBRIDGE INVESTMENTS LLC, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Small Cap Core VIP Fund (the “Fund”) returned 16.95% for the 12 months ended December 31, 2023, outperforming its benchmark, the Russell 2000® Index[1] (the “Index”). The Fund’s relative outperformance was generally due to sector allocation effects and stock selection. Specifically, the primary contributors to relative performance were stock selection in the industrials, consumer discretionary and consumer staples sectors.

•	The Index delivered a 16.93% return for the same period. The information technology (IT) sector was the highest performing sector within the Index, returning 27.77% for the period, driven by strong demand by investors for artificial intelligence (AI) and AI-related companies for much of the year. The consumer discretionary and industrials sectors also saw strong positive performance during the period, returning 27.71% and 26.93%, respectively.

Market Overview

U.S. small cap stocks generated positive returns for the 12-month period ended December 31, 2023. Despite market sentiment oscillating through the year between fears of a recession and optimism over a soft landing, and concentrated demand for larger-cap IT stocks fueled by AI hopes mid-year, small cap stocks benefited from a broadening in market leadership in the second half of the year. The Index rose 16.92%. The Russell 2000® Value Index2 (the “Value Index”) returned 14.65% in 2023, which underperformed the 18.66% return by the Russell 2000® Growth Index3 (the “Growth Index”).

Initial concerns over the possibility of a recession in the first quarter of 2023 were further exacerbated by a banking crisis in March after significant market losses in Silicon Valley Bank’s securities portfolio spurred a run on the bank’s deposits and resulted in the second-largest bank failure in U.S. history. This sparked a crisis of confidence across small and midsize regional banks, as consumers shifted their deposits to larger banks that were perceived to be more stable. Although contagion concerns had eased by the end of the month, the crisis intensified concern over the probability and severity of a recession as banks were viewed as likely to tighten lending standards.

Stocks rose in the second quarter of 2023 as investors took cooling inflation to mean the monetary tightening cycle of the U.S. Federal Reserve (the “Fed”) was nearing its conclusion. Simultaneously, enthusiasm grew over the potential applications and benefits of AI. The result was positive overall market performance with gains particularly concentrated in a handful of mega cap companies in the IT, consumer discretionary and communication services sectors.

Market leadership began to broaden by the beginning of the third quarter of 2023 as better-than-expected corporate earnings and cooling inflation created a growing chorus for a soft landing for the economy (rather than a recession). This helped buoy smaller and more economically sensitive stocks in the hopes that the Fed would reach its interest rate hike zenith, or even reduce rates, before the end of the year. However, as the quarter wore on, stubborn inflationary data, continued economic resiliency and surging Treasury yields pushed out rate cut expectations further into the future.

Despite weaker performance early in the quarter, markets came roaring back in November and December 2023 to close near all-time highs. The primary catalysts were a drastic shift in investor sentiment toward anticipation of an economic soft landing and a dovish pivot from the Fed. Broadening market leadership helped to swell the performance of smaller cap stocks, while the prospect of interest rate cuts as early as the first half of 2024 helped to spur a rally in more interest-rate sensitive and lower quality stocks.

Portfolio Review

We invest based on our assessment of long-term cash flows from a business, as compared to the market’s implied estimate of those cash flows. Sometimes our assessment results in a growth tilt for the Fund and at other times it leans towards value stocks. For most of the past decade, the Fund’s strategy was tilted toward growth stocks, but this position became increasingly untenable amid the rally in growth stocks during 2020. Our emphasis on companies with current cash flows and attractive asset valuations proved to be a tailwind as the Fund benefited from its investments in value stocks in 2022 and whipsawing market outlooks in 2023.

The Fund’s outperformance for the period was mainly driven by sector allocation effects and positive stock selection. Specifically, stock selection in the industrials, consumer discretionary, consumer staples, materials, financials and IT sectors, as well as an underweight position relative to the Index in the health care sector and an overweight position in the IT sector, generated positive performance for the Fund. Conversely, stock selection in the health care, energy, utilities and real estate sectors weighed on the Fund’s relative performance.

1

GUARDIAN SMALL CAP CORE VIP FUND

Outlook

Markets reacted favorably to good news in the fourth quarter of 2023 and, as much as these markets demonstrate conviction for potential interest rate cuts and a continuing strong economy, the uncertainty is palpable in the markets’ volatility. In our view, a movement in the opposite direction may well convince bond markets that the Fed is more likely to cut interest rates by 50 or 75 basis points (“bps”) in 2024, rather than the current 150 bps interest rate cut that we believe investors are expecting. Under such a scenario, we would expect speculative assets like profitless companies to react with a harsh sell-off. We will continue to adhere to our philosophy of seeking high-quality companies with strong balance sheets and long-term earnings growth drivers under a wide range of scenarios, which is the cornerstone of our portfolio management process.

[1]

The Index measures the performance of the small-cap segment of the US equity universe. It is a subset of the Russell 3000 and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]

The Value Index measures the performance of the large cap value segment of the US equity universe. It includes those Russell 2000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). You may not invest in the Value Index and, unlike the Fund, the Value Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[3]

The Russell 2000® Growth Index (the “Growth Index”) measures the performance of the large cap growth segment of the US equity universe. It includes those Russell 2000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). You may not invest in the Growth Index and, unlike the Fund, the Growth Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

2

GUARDIAN SMALL CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $249,027,254

Sector Allocation[1] As of December 31, 2023

Top Ten Holdings[2] As of December 31, 2023

Holding	% of Total Net Assets
Century Communities, Inc.	1.8%
Murphy USA, Inc.	1.8%
Bank OZK	1.8%
Wintrust Financial Corp.	1.7%
Home Bancshares, Inc.	1.6%
Matador Resources Co.	1.6%
Euronet Worldwide, Inc.	1.5%
Magnolia Oil & Gas Corp., Class A	1.5%
Rush Enterprises, Inc., Class A	1.5%
HealthEquity, Inc.	1.5%
Total	16.3%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN SMALL CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Small Cap Core VIP Fund	10/21/2019	16.95%	—	—	5.30%
Russell 2000® Index		16.93%	—	—	8.05%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Small Cap Core VIP Fund and the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,037.60	$5.44	1.06%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40	1.06%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2023	Shares	Value
Common Stocks – 99.5%

Air Freight & Logistics – 0.9%

Forward Air Corp.	35,800	$2,250,746

		2,250,746
Automobile Components – 0.7%

Visteon Corp.(1)	14,840	1,853,516

		1,853,516
Banks – 9.0%

Bank OZK	88,493	4,409,606

Home Bancshares, Inc.	155,400	3,936,282

Independent Bank Corp.	53,700	3,533,997

Texas Capital Bancshares, Inc.(1)	44,100	2,850,183

WaFd, Inc.	103,805	3,421,413

Wintrust Financial Corp.	46,406	4,304,157

		22,455,638
Biotechnology – 1.1%

Replimune Group, Inc.(1)	52,700	444,261

Rhythm Pharmaceuticals, Inc.(1)	17,500	804,475

Ultragenyx Pharmaceutical, Inc.(1)	31,022	1,483,472

		2,732,208
Building Products – 2.4%

Janus International Group, Inc.(1)	215,600	2,813,580

Tecnoglass, Inc.	69,800	3,190,558

		6,004,138
Chemicals – 2.3%

Avient Corp.	53,728	2,233,473

Olin Corp.	64,123	3,459,436

		5,692,909
Communications Equipment – 0.8%

Extreme Networks, Inc.(1)	113,200	1,996,848

		1,996,848
Construction & Engineering – 1.2%

Primoris Services Corp.	90,672	3,011,217

		3,011,217
Construction Materials – 1.4%

Eagle Materials, Inc.	17,200	3,488,848

		3,488,848
Consumer Finance – 3.6%

Encore Capital Group, Inc.(1)	58,266	2,957,000

OneMain Holdings, Inc.	74,900	3,685,080

PROG Holdings, Inc.(1)	75,051	2,319,826

		8,961,906
Diversified Consumer Services – 1.0%

Stride, Inc.(1)	42,676	2,533,674

		2,533,674
Diversified REITs – 0.6%

Alexander & Baldwin, Inc.	76,000	1,445,520

		1,445,520

December 31, 2023	Shares	Value
Diversified Telecommunication Services – 0.7%

Anterix, Inc.(1)	53,739	$1,790,583

		1,790,583
Electric Utilities – 1.3%

Portland General Electric Co.	72,804	3,155,325

		3,155,325
Electrical Equipment – 1.2%

EnerSys	28,935	2,921,278

		2,921,278
Electronic Equipment, Instruments & Components – 3.7%

Advanced Energy Industries, Inc.	18,492	2,014,149

Crane NXT Co.	37,700	2,143,999

Itron, Inc.(1)	46,442	3,506,835

nLight, Inc.(1)	109,822	1,482,597

		9,147,580
Energy Equipment & Services – 2.9%

Atlas Energy Solutions, Inc.	119,400	2,056,068

Helmerich & Payne, Inc.	61,194	2,216,447

Valaris Ltd.(1)	44,500	3,051,365

		7,323,880
Entertainment – 1.2%

PLAYSTUDIOS, Inc.(1)	44,181	119,731

PLAYSTUDIOS, Inc.(1)(2)	325,000	880,750

Vivid Seats, Inc., Class A(1)	306,900	1,939,608

		2,940,089
Financial Services – 3.1%

Essent Group Ltd.	46,600	2,457,684

Euronet Worldwide, Inc.(1)	37,000	3,755,130

NCR Atleos Corp.(1)	59,641	1,448,680

		7,661,494
Food Products – 1.0%

Utz Brands, Inc.	151,104	2,453,929

		2,453,929
Gas Utilities – 1.0%

ONE Gas, Inc.	37,900	2,414,988

		2,414,988
Ground Transportation – 1.0%

Marten Transport Ltd.	114,989	2,412,469

		2,412,469
Health Care Equipment & Supplies – 1.7%

Lantheus Holdings, Inc.(1)	35,844	2,222,328

QuidelOrtho Corp.(1)	26,800	1,975,160

		4,197,488
Health Care Providers & Services – 4.4%

Acadia Healthcare Co., Inc.(1)	38,105	2,963,045

AMN Healthcare Services, Inc.(1)	30,800	2,306,304

HealthEquity, Inc.(1)	56,082	3,718,236

R1 RCM, Inc.(1)	191,147	2,020,424

		11,008,009

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2023	Shares	Value
Hotel & Resort REITs – 1.0%

RLJ Lodging Trust	220,583	$2,585,233

		2,585,233
Hotels, Restaurants & Leisure – 2.3%

Bloomin’ Brands, Inc.	98,200	2,764,330

Everi Holdings, Inc.(1)	260,455	2,935,328

		5,699,658
Household Durables – 1.9%

Century Communities, Inc.	50,638	4,615,147

		4,615,147
Industrial REITs – 0.9%

LXP Industrial Trust	225,778	2,239,718

		2,239,718
Insurance – 1.3%

Assured Guaranty Ltd.	44,805	3,352,758

		3,352,758
IT Services – 1.0%

BigCommerce Holdings, Inc., Series 1(1)	250,000	2,432,500

		2,432,500
Life Sciences Tools & Services – 0.4%

Maravai LifeSciences Holdings, Inc., Class A(1)	150,300	984,465

		984,465
Machinery – 3.7%

Hillman Solutions Corp.(1)	374,675	3,450,757

Terex Corp.	60,200	3,459,092

Wabash National Corp.	86,700	2,221,254

		9,131,103
Media – 2.4%

Gambling.com Group Ltd.(1)	144,000	1,404,000

Gray Television, Inc.	223,116	1,999,119

Integral Ad Science Holding Corp.(1)	177,035	2,547,534

		5,950,653
Metals & Mining – 2.9%

Commercial Metals Co.	37,066	1,854,783

Constellium SE(1)	146,244	2,919,030

MP Materials Corp.(1)	127,876	2,538,338

		7,312,151
Mortgage REITs – 0.9%

Redwood Trust, Inc.	307,758	2,280,487

		2,280,487
Office REITs – 1.4%

COPT Defense Properties	139,234	3,568,567

		3,568,567
Oil, Gas & Consumable Fuels – 5.3%

CNX Resources Corp.(1)	109,014	2,180,280

HF Sinclair Corp.	61,548	3,420,222

Magnolia Oil & Gas Corp., Class A	176,345	3,754,385

Matador Resources Co.	68,500	3,894,910

		13,249,797

December 31, 2023	Shares	Value
Passenger Airlines – 1.1%

SkyWest, Inc.(1)	52,500	$2,740,500

		2,740,500
Personal Care Products – 1.0%

Oddity Tech Ltd., Class A(1)	51,100	2,377,683

		2,377,683
Pharmaceuticals – 2.8%

Intra-Cellular Therapies, Inc.(1)	41,671	2,984,477

Prestige Consumer Healthcare, Inc.(1)	49,000	2,999,780

Verona Pharma PLC, ADR(1)	47,700	948,276

		6,932,533
Professional Services – 3.2%

ICF International, Inc.	23,894	3,203,947

Korn Ferry	45,961	2,727,785

Sterling Check Corp.(1)	141,623	1,971,392

		7,903,124
Retail REITs – 1.2%

Kite Realty Group Trust	131,148	2,998,043

		2,998,043
Semiconductors & Semiconductor Equipment – 3.3%

indie Semiconductor, Inc., Class A(1)	311,600	2,527,076

Photronics, Inc.(1)	93,700	2,939,369

SMART Global Holdings, Inc.(1)	150,275	2,844,706

		8,311,151
Software – 3.5%

CommVault Systems, Inc.(1)	40,725	3,251,891

NCR Voyix Corp.(1)	119,082	2,013,677

Rapid7, Inc.(1)	36,234	2,068,962

WalkMe Ltd.(1)	136,690	1,458,482

		8,793,012
Specialized REITs – 1.2%

PotlatchDeltic Corp.	60,500	2,970,550

		2,970,550
Specialty Retail – 4.1%

Academy Sports & Outdoors, Inc.	35,600	2,349,600

Group 1 Automotive, Inc.	10,929	3,330,504

Murphy USA, Inc.	12,479	4,449,512

		10,129,616
Textiles, Apparel & Luxury Goods – 1.0%

Oxford Industries, Inc.	25,000	2,500,000

		2,500,000
Trading Companies & Distributors – 3.5%

Custom Truck One Source, Inc.(1)	324,317	2,004,279

GATX Corp.	25,101	3,017,642

Rush Enterprises, Inc., Class A	74,340	3,739,302

		8,761,223

Total Common Stocks (Cost $204,608,583)		247,673,952

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2023	Principal Amount	Value
Repurchase Agreements – 0.6%
Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $1,536,515, due 1/2/2024(3)	$1,536,242	$1,536,242

Total Repurchase Agreements (Cost $1,536,242)		1,536,242

Total Investments – 100.1% (Cost $206,144,825)		249,210,194

Liabilities in excess of other assets – (0.1)%		(182,940)

Total Net Assets – 100.0%		$249,027,254

(1)	Non–income–producing security.
(2)

Security is restricted. Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. At December 31, 2023, the aggregate market value of the security amounted to $880,750, representing 0.4% of net assets.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$1,694,000	$1,567,042

Legend:

ADR — American Depositary Receipt

REITs — Real Estate Investment Trusts

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$247,673,952	$—	$—	$247,673,952
Repurchase Agreements	—	1,536,242	—	1,536,242
Total	$247,673,952	$1,536,242	$—	$249,210,194

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$249,210,194

Dividends/interest receivable	241,997

Prepaid expenses	8,579

Total Assets	249,460,770

Liabilities

Payable for fund shares redeemed	174,786

Investment advisory fees payable	143,029

Distribution fees payable	51,822

Accrued audit fees	21,564

Accrued custodian and accounting fees	12,310

Accrued trustees’ and officers’ fees	1,766

Accrued expenses and other liabilities	28,239

Total Liabilities	433,516

Total Net Assets	$249,027,254

Net Assets Consist of:

Paid-in capital	$164,332,092

Distributable earnings	84,695,162

Total Net Assets	$249,027,254

Investments, at Cost	$206,144,825

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	20,053,820

Net Asset Value Per Share	$12.42

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Dividends	$3,596,446

Interest	41,109

Total Investment Income	3,637,555

Expenses

Investment advisory fees	1,712,903

Distribution fees	620,617

Professional fees	85,728

Trustees’ and officers’ fees	60,620

Administrative fees	45,951

Custodian and accounting fees	33,050

Shareholder reports	17,065

Transfer agent fees	15,499

Other expenses	13,715

Total Expenses	2,605,148

Net Investment Income/(Loss)	1,032,407

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	(5,831,067)

Net change in unrealized appreciation/(depreciation) on investments	46,725,968

Net Gain on Investments	40,894,901

Net Increase in Net Assets Resulting From Operations	$41,927,308

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$1,032,407	$636,886

Net realized gain/(loss) from investments	(5,831,067)	(1,545,322)

Net change in unrealized appreciation/(depreciation) on investments	46,725,968	(62,682,085)

Net Increase/(Decrease) in Net Assets Resulting from Operations	41,927,308	(63,590,521)

Capital Share Transactions

Proceeds from sales of shares	38,742,693	69,252,183

Cost of shares redeemed	(78,168,165)	(43,280,112)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(39,425,472)	25,972,071

Net Increase/(Decrease) in Net Assets	2,501,836	(37,618,450)

Net Assets

Beginning of year	246,525,418	284,143,868

End of year	$249,027,254	$246,525,418

Other Information:

Shares

Sold	3,540,433	5,747,650

Redeemed	(6,690,181)	(3,722,078)

Net Increase/(Decrease)	(3,149,748)	2,025,572

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$10.62	$0.05		$1.75	$1.80	$12.42	16.95%

Year Ended 12/31/22	13.42	0.03		(2.83)	(2.80)	10.62	(20.86)%

Year Ended 12/31/21	11.40	0.00	(4)	2.02	2.02	13.42	17.72%

Year Ended 12/31/20	11.13	0.05		0.22	0.27	11.40	2.43%

Period Ended 12/31/19(5)	10.00	0.01		1.12	1.13	11.13	11.30%	(6)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$249,027	1.05%		1.05%		0.42%		0.42%		48%

246,525	1.04%		1.04%		0.23%		0.23%		48%

284,144	1.04%		1.04%		0.01%		0.01%		45%

337,527	1.05%		1.05%		0.53%		0.53%		69%

310,451	1.01%	(6)	1.09%	(6)	0.57%	(6)	0.49%	(6)	98%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Rounds to $0.00 per share.

(5)	Commenced operations on October 21, 2019.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Small Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, price below current market value, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, private investment in public equity, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2023, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.69% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.05% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue did not waive any fees or pay any Fund expenses.

Park Avenue has entered into a Sub-Advisory Agreement with ClearBridge Investments LLC (“ClearBridge”). ClearBridge is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $620,617 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $117,214,721 and $153,452,215, respectively, for the year ended December 31, 2023. During the year ended December 31, 2023, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2023, the Fund held one restricted security, and did not hold any illiquid securities.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

f. Private Investment in Public Equity A Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. PIPEs are an accredited investor’s purchase of stock in a public company at a discount to the current market value per share for the purpose of raising capital and may also issue warrants enabling a Fund to purchase additional shares at a price equal to or at a premium to current market prices. Securities acquired by a Fund in such transactions are subject to resale restrictions under securities laws. Because the shares issued in a PIPE transaction are “restricted securities” under the federal securities laws, a Fund cannot freely trade the securities until the issuer files a registration statement to provide for the public resale of the shares, which typically occurs after the completion of the PIPE transaction and the public registration process with the SEC is completed, a period which can last many months. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered, or that the registration will be maintained. In addition, a PIPE issuer may require a Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, a Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

g. Special Purpose Acquisition Companies A Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. A SPAC, sometimes referred to as “blank check company,” is a private or publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which time each security typically is freely tradeable. Private companies can combine with a SPAC to go public by taking the SPAC’s place on an exchange as an alternative to making an initial public offering. Additionally, a Fund may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPE offering. PIPE transactions involve the purchase of securities typically at a discount to the market price of the company’s common stock and may be subject to transfer restrictions, which typically would make them less liquid than equity issued through a public offering. Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. SPAC shareholders may not approve any proposed acquisition or merger, or an acquisition or merger, once effected, may prove unsuccessful. If an acquisition or merger is not completed within a pre-established period (typically, two years), the remainder of funds invested in the SPAC are returned to its shareholders. While a SPAC investor may receive both stock in the SPAC, as well as warrants or other rights at no marginal cost, those warrants or other rights may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price. A Fund may also be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market.

h. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Small Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Small Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2023 and for the period October 21, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the four years in the period ended December 31, 2023 and for the period October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

26

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10526

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian Total Return Bond VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Total Return Bond VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN TOTAL RETURN BOND VIP FUND

FUND COMMENTARY OF

PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER

(UNAUDITED)

Highlights

•	Guardian Total Return Bond VIP Fund (the “Fund”) returned 5.12% for the 12 months ended December 31, 2023, underperforming its benchmark, the Bloomberg US Aggregate Bond Index[1] (the “Index”).

•	The Index returned 5.53% for the same period.

•	The Fund’s underperformance was due to its allocation to the high yield (“HY”) Credit Default Swap Index[2] (“CDX”) (which is beneficial in a spread widening environment); we closed out the position in the second half of the year. The Fund’s performance benefited from its out-of-benchmark allocation to collateralized loan obligations (“CLOs”). In addition, investment grade security selection also contributed to the Fund’s performance, but an underweight allocation to the sector detracted.

Market Overview

A heightened level of volatility in the credit markets lingered in 2023, despite very low volatility in the broader equity markets. Rate volatility specifically drove much of the volatility of the credit markets but the flare ups from the regional banking crisis and commercial real estate areas also contributed. Throughout 2023, inflation risks were still running high and the path of the U.S. Federal Reserve’s (the “Fed”) monetary policy tightening remained uncertain in light of views of a pending recession.

The Standard & Poor’s 500® Index3 (the “S&P 500 Index”) returned 26.29% for the year. This performance was fueled by a big year-end push after lower November inflation data, the Fed’s outlook, and more healthy economic data on jobs, gross domestic product (GDP), and even consumer confidence. Fixed income asset classes joined in, with positive returns in the fourth quarter of 2023. For the year, the Index returned 5.53%, the Bloomberg Corporate High Yield Bond Index4 (the “High Yield Index”) returned 13.44%, and the 10-year U.S. Treasury returned 3.17% after a big rally into year end.

Headline inflation ended the year at 3.1%, not at the Fed’s target level but trending that way. We believe the ”last mile” to the Fed’s target will be bumpy, but on the other end of the spectrum, growth is not plummeting as many had feared earlier in the year. It will not be easy coming down from the fastest and highest interest rate hiking cycle in history, but we believe the fact that peak interest rates and peak inflation are in the rearview mirror are beneficial for risk markets.

Portfolio Review

The Fund’s positioning in HY CDX position (which is beneficial in a spread widening environment) detracted from performance for the year, but we closed out that position in the second half of the year. The Fund’s performance benefited from its out-of-benchmark allocation to CLOs. In addition, investment grade security selection also contributed to the Fund’s performance, but an underweight allocation detracted.

Outlook

As we enter 2024, we maintain a modestly positive outlook. The yields and dollar-price of many fixed income assets look attractive and supportive. From our view, disinflation continues, and a severe recession outlook is not the baseline. Yet some spread levels and recent year-end rallies give us pause that 2024 might have better entry points. This is not currently an all-in market, but we remain invested in our process and flexibility with both allocation and security selection, and disciplined in our target levels. We believe that volatility is likely to continue this year. Finally, we are also closely watching the large amounts of retail and institutional assets invested in cash. A record absolute level of cash, as well as relative to the economy, has been parked in overnight investments as volatility is peaking. When the $6 trillion of cash in institutional money markets looks to invest spread and duration assets, we believe it can move fast. We strive to remain disciplined in our investment approach but also seek the most relatively attractive assets that we believe are prudent investments for the Fund’s portfolio.

[1]

The Index is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

CDX is a benchmark index that tracks a basket of U.S. and emerging market single-issuer credit default swaps (“CDSs”). The CDX is also a tradable financial product that investors can use to gain broad exposure to the CDS market.

[3]

The S&P 500 Index is an unmanaged market-capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You may not invest in the S&P 500 Index and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[4]

The High Yield Index is generally considered to be representative of the investable universe of the U.S. dollar–denominated high-yield debt market. You may not invest in the High Yield Index and, unlike the Fund, the High Yield Index does not incur fees or expenses.

1

GUARDIAN TOTAL RETURN BOND VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $254,039,078

Bond Sector Allocation[1] As of December 31, 2023

Bond Quality Allocation[2] As of December 31, 2023

2

GUARDIAN TOTAL RETURN BOND VIP FUND

Top Ten Holdings[1] As of December 31, 2023

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Bonds	4.750%	11/15/2043	9.1%
U.S. Treasury Bonds	4.750%	11/15/2053	5.5%
U.S. Treasury Notes	4.875%	10/31/2028	4.3%
U.S. Treasury Notes	5.000%	10/31/2025	4.2%
U.S. Treasury Notes	4.500%	11/15/2033	3.3%
Federal National Mortgage Association	3.000%	5/1/2052	1.6%
Federal National Mortgage Association	3.500%	6/1/2052	1.5%
Federal Home Loan Mortgage Corp.	3.500%	6/1/2052	1.3%
Federal National Mortgage Association	2.500%	1/1/2052	1.3%
Octagon Loan Funding Ltd.	7.829%	11/18/2031	1.2%
Total			33.3%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Bloomberg, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

3

GUARDIAN TOTAL RETURN BOND VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Total Return Bond VIP Fund	10/21/2019	5.12%	—	—	-1.36%
Bloomberg US Aggregate Bond Index		5.53%	—	—	-0.56%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Total Return Bond VIP Fund and the Bloomberg US Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23-12/31/23	Expense Ratio During Period 7/1/23-12/31/23
Based on Actual Return	$1,000.00	$1,034.00	$4.05	0.79%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.22	$4.02	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS – GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2023	Principal Amount	Value
Agency Mortgage–Backed Securities – 16.5%

Federal Home Loan Mortgage Corp. 3.00% due 3/1/2052	$2,027,373	$1,793,840
3.50% due 6/1/2052	3,673,309	3,370,190
4.00% due 10/1/2037	408,434	400,862
4.00% due 6/1/2052	683,788	647,743
4.50% due 9/1/2052	468,613	454,755
5.00% due 12/1/2052	1,216,084	1,205,040
5.50% due 9/1/2053	2,530,718	2,545,836
6.00% due 10/1/2053	2,538,682	2,578,225

Federal National Mortgage Association 2.50% due 1/1/2052	3,764,535	3,204,083
2.50% due 5/1/2052	2,599,428	2,213,452
3.00% due 7/1/2051	2,182,203	1,928,921
3.00% due 3/1/2052	3,297,943	2,916,085
3.00% due 5/1/2052	4,604,980	4,074,176
3.50% due 6/1/2052	4,228,777	3,885,685
3.50% due 10/1/2052	2,283,244	2,096,935
3.50% due 11/1/2052	2,191,761	2,010,551
4.00% due 10/1/2052	2,821,569	2,671,084
4.00% due 12/1/2052	1,243,249	1,176,748
4.50% due 10/1/2053	2,759,232	2,677,413

Total Agency Mortgage–Backed Securities (Cost $41,642,543)		41,851,624
Asset–Backed Securities – 21.9%

Allegro CLO VI Ltd. Series 2017-2A, Class B 7.164% (3 mo. USD Term SOFR + 1.76%) due 1/17/2031(1)(2)	1,000,000	991,300

Anchorage Capital CLO 17 Ltd. Series 2021-17A, Class A1 6.826% (3 mo. USD Term SOFR + 1.43%) due 7/15/2034(1)(2)	1,700,000	1,692,180

Anchorage Capital CLO 7 Ltd. Series 2015-7A, Class BR2 7.402% (3 mo. USD Term SOFR + 2.01%) due 1/28/2031(1)(2)	500,000	498,650

Ares XXXIIR CLO Ltd. Series 2014-32RA, Class B 7.441% (3 mo. USD Term SOFR + 2.06%) due 5/15/2030(1)(2)	1,200,000	1,166,040

Ares XXXIV CLO Ltd. Series 2015-2A, Class BR2 7.264% (3 mo. USD Term SOFR + 1.86%) due 4/17/2033(1)(2)	450,000	445,635

Avis Budget Rental Car Funding AESOP LLC Series 2019-3A, Class A 2.36% due 3/20/2026(1)	1,380,000	1,336,911

December 31, 2023	Principal Amount	Value
Asset–Backed Securities (continued)

Barings CLO Ltd. Series 2020-1A, Class AR 6.806% (3 mo. USD Term SOFR + 1.41%) due 10/15/2036(1)(2)	$1,550,000	$1,544,132

Battalion CLO XX Ltd. Series 2021-20A, Class D 8.756% (3 mo. USD Term SOFR + 3.36%) due 7/15/2034(1)(2)	2,000,000	1,818,026

BlueMountain CLO Ltd. Series 2014-2A, Class BR2 7.427% (3 mo. USD Term SOFR + 2.01%) due 10/20/2030(1)(2)	800,000	797,680

BMW Vehicle Lease Trust Series 2023-1, Class A3 5.16% due 11/25/2025	1,000,000	998,604

Carlyle U.S. CLO Ltd. Series 2017-3A, Class BR 7.677% (3 mo. USD Term SOFR + 2.26%) due 7/20/2029(1)(2)	3,000,000	2,936,100

CarMax Auto Owner Trust Series 2020-4, Class B 0.85% due 6/15/2026	1,400,000	1,338,775

Cathedral Lake VI Ltd. Series 2021-6A, Class AN 6.89% (3 mo. USD Term SOFR + 1.51%) due 4/25/2034(1)(2)	1,200,000	1,197,768

CIFC Funding Ltd. Series 2013-4A, Class BRR 7.249% (3 mo. USD Term SOFR + 1.86%) due 4/27/2031(1)(2)	800,000	797,360

DB Master Finance LLC Series 2021-1A, Class A2II 2.493% due 11/20/2051(1)	1,029,000	899,023

Elmwood CLO IX Ltd. Series 2021-2A, Class C 7.577% (3 mo. USD Term SOFR + 2.16%) due 7/20/2034(1)(2)	3,000,000	2,918,400

Ford Credit Auto Owner Trust Series 2020-1, Class A 2.04% due 8/15/2031(1)	1,100,000	1,062,290

Ford Credit Floorplan Master Owner Trust Series 2020-2, Class A 1.06% due 9/15/2027	1,500,000	1,403,392

GM Financial Automobile Leasing Trust Series 2023-1, Class A3 5.16% due 4/20/2026	1,140,000	1,139,664

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS – GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2023	Principal Amount	Value
Asset–Backed Securities (continued)

GM Financial Consumer Automobile Receivables Trust Series 2020-4, Class A3 0.38% due 8/18/2025	$198,522	$196,900

ICG U.S. CLO Ltd. Series 2018-2A, Class B 7.424% (3 mo. USD Term SOFR + 2.01%) due 7/22/2031(1)(2)	1,300,000	1,293,565
Series 2022-1A, Class A1 6.956% (3 mo. USD Term SOFR + 1.54%) due 7/20/2035(1)(2)	1,500,000	1,497,600

KKR CLO 38 Ltd. Series 38A, Class A1 6.714% (3 mo. USD Term SOFR + 1.32%) due 4/15/2033(1)(2)	1,725,000	1,714,707

Madison Park Funding XXIII Ltd. Series 2017-23A, Class BR 7.199% (3 mo. USD Term SOFR + 1.81%) due 7/27/2031(1)(2)	1,300,000	1,292,460

Master Credit Card Trust Series 2021-1A, Class A 0.53% due 11/21/2025(1)	1,590,000	1,558,413

Neuberger Berman CLO XVI-S Ltd. Series 2017-16SA, Class BR 7.056% (3 mo. USD Term SOFR + 1.66%) due 4/15/2034(1)(2)	1,000,000	975,800

Neuberger Berman CLO XVII Ltd. Series 2014-17A, Class BR2 7.174% (3 mo. USD Term SOFR + 1.76%) due 4/22/2029(1)(2)	1,100,000	1,091,200

Neuberger Berman Loan Advisers CLO 40 Ltd. Series 2021-40A, Class A 6.716% (3 mo. USD Term SOFR + 1.32%) due 4/16/2033(1)(2)	1,500,000	1,498,050

Nissan Auto Lease Trust Series 2023-A, Class A4 4.80% due 7/15/2027	550,000	547,225

Octagon Investment Partners 50 Ltd. Series 2020-4A, Class DR 8.806% (3 mo. USD Term SOFR + 3.41%) due 1/15/2035(1)(2)	1,100,000	1,021,570

Octagon Loan Funding Ltd. Series 2014-1A, Class CRR 7.829% (3 mo. USD Term SOFR + 2.46%) due 11/18/2031(1)(2)	3,200,000	3,145,920

December 31, 2023	Principal Amount	Value
Asset–Backed Securities (continued)

OHA Credit Funding 3 Ltd. Series 2019-3A, Class CR 7.627% (3 mo. USD Term SOFR + 2.21%) due 7/2/2035(1)(2)	$3,000,000	$2,934,600

Oscar U.S. Funding XIV LLC Series 2022-1A, Class A2 1.60% due 3/10/2025(1)	71,186	71,093

Oscar U.S. Funding XV LLC Series 2023-1A, Class A3 5.81% due 12/10/2027(1)	800,000	802,512

Riserva CLO Ltd. Series 2016-3A, Class CRR 7.457% (3 mo. USD Term SOFR + 2.06%) due 1/18/2034(1)(2)	3,000,000	2,892,900

RRX 6 Ltd. Series 2021-6A, Class A1 6.846% (3 mo. USD Term SOFR + 1.45%) due 1/15/2037(1)(2)	1,150,000	1,146,435

Synchrony Card Funding LLC Series 2022-A1, Class A 3.37% due 4/15/2028	1,190,000	1,162,939

TCW CLO Ltd. Series 2021-1A, Class A 6.847% (3 mo. USD Term SOFR + 1.43%) due 3/18/2034(1)(2)	1,650,000	1,645,380

TIAA CLO IV Ltd. Series 2018-1A, Class A2 7.377% (3 mo. USD Term SOFR + 1.96%) due 1/20/2032(1)(2)	1,720,000	1,712,260

Trinitas CLO XVI Ltd. Series 2021-16A, Class A1 6.857% (3 mo. USD Term SOFR + 1.44%) due 7/20/2034(1)(2)	800,000	795,680

Voya CLO Ltd. Series 2016-3A, Class A3R 7.407% (3 mo. USD Term SOFR + 2.01%) due 10/18/2031(1)(2)	955,000	951,944

World Omni Auto Receivables Trust Series 2022-C, Class A2 3.73% due 3/16/2026	671,828	667,877

Total Asset–Backed Securities (Cost $56,411,370)		55,598,960
Corporate Bonds & Notes – 22.6%

Aerospace & Defense – 0.4%

RTX Corp. 6.10% due 3/15/2034	600,000	651,768
6.40% due 3/15/2054	300,000	348,291

		1,000,059

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS – GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2023	Principal Amount	Value
Agriculture – 0.5%

Altria Group, Inc. 3.40% due 5/6/2030	$500,000	$457,150

Philip Morris International, Inc. 5.375% due 2/15/2033	500,000	513,775
5.625% due 11/17/2029	400,000	419,672

		1,390,597
Auto Manufacturers – 0.2%

General Motors Financial Co., Inc. 6.10% due 1/7/2034	300,000	309,165

Volkswagen Group of America Finance LLC 6.45% due 11/16/2030(1)	300,000	319,731

		628,896
Beverages – 0.9%

Anheuser-Busch InBev Worldwide, Inc. 3.50% due 6/1/2030	1,200,000	1,144,596
5.55% due 1/23/2049	300,000	323,487

PepsiCo, Inc. 3.60% due 2/18/2028	500,000	489,800
4.65% due 2/15/2053	200,000	198,990

		2,156,873
Biotechnology – 0.4%

Amgen, Inc. 5.25% due 3/2/2033	400,000	410,492
5.65% due 3/2/2053	100,000	105,628

Gilead Sciences, Inc. 5.25% due 10/15/2033	400,000	417,640
5.55% due 10/15/2053	100,000	108,606

		1,042,366
Building Materials – 0.1%

Carrier Global Corp. 5.90% due 3/15/2034(1)	300,000	325,278

		325,278
Chemicals – 0.2%

Nutrien Ltd. 2.95% due 5/13/2030	500,000	452,735

		452,735
Commercial Banks – 5.5%

Bank of America Corp. 1.898% (1.898% fixed rate until 7/23/2030; SOFR + 1.53% thereafter) due 7/23/2031(2)	1,000,000	817,470
4.271% (4.271% fixed rate until 7/23/2028; 3 mo. USD Term SOFR + 1.57% thereafter) due 7/23/2029(2)	1,900,000	1,835,894

Barclays PLC 2.645% (2.645% fixed rate until 6/24/2030; 1 yr. CMT rate + 1.90% thereafter) due 6/24/2031(2)	200,000	168,926

December 31, 2023	Principal Amount	Value
Commercial Banks (continued)
4.972% (4.972% fixed rate until 5/16/2028; SOFR + 2.12% thereafter) due 5/16/2029(2)	$500,000	$491,665

BNP Paribas SA 2.159% (2.159% fixed rate until 9/15/2028; SOFR + 1.22% thereafter) due 9/15/2029(1)(2)	800,000	696,368

Deutsche Bank AG 2.311% (2.311% fixed rate until 11/16/2026; SOFR + 1.22% thereafter) due 11/16/2027(2)	2,200,000	2,012,164

Fifth Third Bank NA 2.25% due 2/1/2027	1,150,000	1,060,346

Huntington National Bank 4.552% (4.552% fixed rate until 5/17/2027; SOFR + 1.65% thereafter) due 5/17/2028(2)	700,000	675,962

JPMorgan Chase & Co. 2.956% (2.956% fixed rate until 5/13/2030; 3 mo. USD Term SOFR + 2.52% thereafter) due 5/13/2031(2)	1,200,000	1,055,928
4.493% (4.493% fixed rate until 3/24/2030; 3 mo. USD Term SOFR + 3.79% thereafter) due 3/24/2031(2)	500,000	488,180

Morgan Stanley 5.123% (5.123% fixed rate until 2/1/2028; SOFR + 1.73% thereafter) due 2/1/2029(2)	2,000,000	2,010,240
5.424% (5.424% fixed rate until 7/21/2033; SOFR + 1.88% thereafter) due 7/21/2034(2)	300,000	304,407

NatWest Group PLC 5.808% (5.808% fixed rate until 9/13/2028; 1 yr. CMT rate + 1.95% thereafter) due 9/13/2029(2)	1,400,000	1,437,772

Truist Financial Corp. 7.161% (7.161% fixed rate until 10/30/2028; SOFR + 2.45% thereafter) due 10/30/2029(2)	800,000	864,768

		13,920,090
Computers – 0.6%

Apple, Inc. 2.65% due 2/8/2051	100,000	68,655
3.25% due 8/8/2029	1,000,000	956,540
3.35% due 8/8/2032	400,000	375,348

		1,400,543

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS – GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2023	Principal Amount	Value
Diversified Financial Services – 1.1%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.00% due 10/29/2028	$1,500,000	$1,368,090

Air Lease Corp. 5.30% due 2/1/2028	600,000	607,566

Charles Schwab Corp. 6.136% (6.136% fixed rate until 8/24/2033; SOFR + 2.01% thereafter) due 8/24/2034(2)	300,000	315,990

Jefferies Financial Group, Inc. 5.875% due 7/21/2028	500,000	513,320

Mastercard, Inc. 4.85% due 3/9/2033	100,000	103,375

		2,908,341
Electric – 1.9%

Alabama Power Co. 3.94% due 9/1/2032	550,000	523,891

Duke Energy Carolinas LLC 4.95% due 1/15/2033	500,000	510,400

Duke Energy Corp. 3.50% due 6/15/2051	450,000	332,226
5.00% due 8/15/2052	200,000	188,020

Eversource Energy 5.125% due 5/15/2033	500,000	503,160

Exelon Corp. 5.60% due 3/15/2053	200,000	203,320

Pacific Gas & Electric Co. 4.55% due 7/1/2030	300,000	286,026
4.95% due 7/1/2050	300,000	257,778

PPL Electric Utilities Corp. 5.00% due 5/15/2033	200,000	204,794

Public Service Electric & Gas Co. 4.65% due 3/15/2033	1,100,000	1,100,858
5.45% due 8/1/2053	100,000	108,316

Southern Co. 5.70% due 3/15/2034	500,000	527,305

Wisconsin Public Service Corp. 2.85% due 12/1/2051	150,000	99,780

		4,845,874
Electronics – 0.1%

Honeywell International, Inc. 1.95% due 6/1/2030	300,000	260,841

		260,841
Environmental Control – 0.5%

Waste Management, Inc. 4.15% due 4/15/2032	1,300,000	1,271,348

		1,271,348
Food – 0.5%

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.75% due 4/1/2033	700,000	693,133

December 31, 2023	Principal Amount	Value
Food (continued)

Kroger Co. 1.70% due 1/15/2031	$650,000	$526,799

		1,219,932
Gas – 0.2%

CenterPoint Energy Resources Corp. 5.40% due 3/1/2033	500,000	522,625

		522,625
Healthcare-Services – 0.6%

Elevance Health, Inc. 4.75% due 2/15/2033	600,000	600,786
5.125% due 2/15/2053	100,000	100,217

UnitedHealth Group, Inc. 4.20% due 5/15/2032	600,000	587,490
5.875% due 2/15/2053	200,000	226,750

		1,515,243
Insurance – 0.3%

Lincoln National Corp. 3.40% due 1/15/2031	600,000	538,038
4.35% due 3/1/2048	100,000	79,673

MetLife, Inc. 5.25% due 1/15/2054	150,000	154,661

		772,372
Machinery-Diversified – 0.4%

John Deere Capital Corp. 4.15% due 9/15/2027	500,000	497,095
Series I 5.15% due 9/8/2033	400,000	421,856

		918,951
Media – 0.6%

Charter Communications Operating LLC/Charter Communications Operating Capital 2.25% due 1/15/2029	500,000	434,230

Comcast Corp. 1.95% due 1/15/2031	400,000	337,704
4.25% due 1/15/2033	800,000	778,024

		1,549,958
Miscellaneous Manufacturing – 0.1%

Parker-Hannifin Corp. 4.00% due 6/14/2049	100,000	87,524
4.50% due 9/15/2029	200,000	201,010

		288,534
Oil & Gas – 0.9%

BP Capital Markets America, Inc. 4.812% due 2/13/2033	700,000	707,371

Cenovus Energy, Inc. 2.65% due 1/15/2032	300,000	248,742

Diamondback Energy, Inc. 3.50% due 12/1/2029	500,000	464,910

Occidental Petroleum Corp. 7.50% due 5/1/2031	700,000	785,442

		2,206,465

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS – GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2023	Principal Amount	Value
Oil & Gas Services – 0.2%

Schlumberger Investment SA 4.85% due 5/15/2033	$600,000	$610,488

		610,488
Pharmaceuticals – 1.5%

AbbVie, Inc. 3.20% due 11/21/2029	800,000	748,232
4.55% due 3/15/2035	600,000	589,374

CVS Health Corp. 5.30% due 6/1/2033	1,000,000	1,026,330
5.875% due 6/1/2053	500,000	527,885

Pfizer Investment Enterprises Pte. Ltd. 4.75% due 5/19/2033	900,000	902,754
5.30% due 5/19/2053	100,000	102,495

		3,897,070
Pipelines – 0.8%

Cheniere Energy Partners LP 5.95% due 6/30/2033(1)	900,000	924,237

Targa Resources Corp. 6.50% due 3/30/2034	400,000	433,064

Western Midstream Operating LP 6.15% due 4/1/2033	600,000	624,438

		1,981,739
Real Estate Investment Trusts – 0.6%

American Tower Corp. 5.65% due 3/15/2033	600,000	624,702

Extra Space Storage LP 5.50% due 7/1/2030	800,000	819,144

		1,443,846
Retail – 0.4%

Lowe’s Cos., Inc. 5.15% due 7/1/2033	900,000	926,415
5.625% due 4/15/2053	100,000	105,041

		1,031,456
Semiconductors – 0.5%

Intel Corp. 5.20% due 2/10/2033	600,000	627,708

Marvell Technology, Inc. 5.95% due 9/15/2033	600,000	637,872

		1,265,580
Software – 1.0%

Microsoft Corp. 2.921% due 3/17/2052	800,000	590,328
3.30% due 2/6/2027	1,000,000	975,010

Oracle Corp. 5.55% due 2/6/2053	200,000	200,260
6.25% due 11/9/2032	700,000	761,887

		2,527,485
Telecommunications – 0.5%

AT&T, Inc. 3.50% due 9/15/2053	300,000	218,670
5.40% due 2/15/2034	500,000	516,025

December 31, 2023	Principal Amount	Value
Telecommunications (continued)

T-Mobile USA, Inc. 2.70% due 3/15/2032	$600,000	$512,052

		1,246,747
Toys, Games & Hobbies – 0.6%

Mattel, Inc. 3.75% due 4/1/2029(1)	1,600,000	1,463,296

		1,463,296
Transportation – 0.5%

Union Pacific Corp. 3.95% due 9/10/2028	300,000	298,275
4.50% due 1/20/2033	500,000	503,315
4.95% due 5/15/2053	500,000	511,625

		1,313,215

Total Corporate Bonds & Notes (Cost $55,596,472)		57,378,843
Non–Agency Mortgage–Backed Securities – 7.8%

BANK Series 2019-BNK24, Class AS 3.283% due 11/15/2062(2)(3)	1,413,000	1,226,992
Series 2022-BNK43, Class B 5.153% due 8/15/2055(2)(3)	500,000	433,421

BB-UBS Trust Series 2012-SHOW, Class A 3.43% due 11/5/2036(1)	2,500,000	2,337,052

Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855% due 5/10/2047	1,330,000	1,319,022
Series 2016-C3, Class AS 3.366% due 11/15/2049(2)(3)	1,125,000	1,027,423

Commercial Mortgage Trust Series 2014-CR18, Class AM 4.103% due 7/15/2047	1,550,000	1,524,579

Freddie Mac STACR REMIC Trust Series 2021-DNA7, Class M2 7.137% due 11/25/2041(1)(2)(3)	1,300,000	1,274,031
Series 2021-HQA4, Class M1 6.287% due 12/25/2041(1)(2)(3)	721,926	710,797
Series 2022-DNA1, Class M1A 6.337% due 1/25/2042(1)(2)(3)	626,749	622,740
Series 2022-HQA3, Class M1A 7.637% due 8/25/2042(1)(2)(3)	1,318,078	1,338,393

Jackson Park Trust Series 2019-LIC, Class B 2.914% due 10/14/2039(1)	680,000	572,227

Morgan Stanley Capital I Trust Series 2018-H4, Class A4 4.31% due 12/15/2051	900,000	865,218
Series 2020-L4, Class AS 2.88% due 2/15/2053	750,000	627,748

NYC Commercial Mortgage Trust Series 2021-909, Class C 3.206% due 4/10/2043(1)(2)(3)	580,000	357,625

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS – GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2023	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

ONE Park Mortgage Trust Series 2021-PARK, Class B 6.427% due 3/15/2036(1)(2)(3)	$500,000	$462,494

SLG Office Trust Series 2021-OVA, Class A 2.585% due 7/15/2041(1)	1,800,000	1,490,690

Stack Infrastructure Issuer LLC Series 2021-1A, Class A2 1.877% due 3/26/2046(1)	1,250,000	1,136,069

Wells Fargo Commercial Mortgage Trust Series 2018-AUS, Class A 4.058% due 8/17/2036(1)(2)(3)	2,000,000	1,843,004
Series 2021-SAVE, Class A 6.627% due 2/15/2040(1)(2)(3)	744,439	722,443

Total Non–Agency Mortgage–Backed Securities (Cost $21,758,025)		19,891,968
U.S. Government Securities – 27.1%

U.S. Treasury Bonds 4.75% due 11/15/2043	21,400,000	23,031,750
4.75% due 11/15/2053	12,400,000	13,971,312

U.S. Treasury Notes 4.375% due 11/30/2030	2,000,000	2,060,313
4.50% due 11/15/2033	7,900,000	8,311,047
4.875% due 10/31/2028	10,500,000	10,970,039
5.00% due 10/31/2025	10,500,000	10,620,996

Total U.S. Government Securities (Cost $65,400,994)		68,965,457
Commercial Paper – 0.8%

Equinor ASA 5.425% due 1/4/2024(1)	2,000,000	1,999,110

Total Commercial Paper (Cost $1,999,110)		1,999,110
U.S. Treasury Bills – 0.4%

U.S. Treasury Bills 2.713% due 1/2/2024(4)	1,000,000	999,853

Total U.S. Treasury Bills (Cost $999,856)		999,853

	Shares	Value
Exchange–Traded Funds – 1.5%

iShares MBS ETF	21,485	2,021,309

Vanguard Mortgage-Backed Securities ETF	39,285	1,821,253

Total Exchange–Traded Funds (Cost $3,564,198)		3,842,562

December 31, 2023	Principal Amount	Value
Repurchase Agreements — 0.4%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $909,998, due 1/2/2024(5)	$909,837	$909,837

Total Repurchase Agreements (Cost $909,837)		909,837

Total Investments – 99.0% (Cost $248,282,405)		251,438,214

Assets in excess of other liabilities – 1.0%		2,600,864

Total Net Assets – 100.0%		$254,039,078

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2023, the aggregate market value of these securities amounted to $66,739,169, representing 26.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2023.
(3)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(4)	Interest rate shown reflects the discount rate at time of purchase.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$1,003,300	$928,107

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS – GUARDIAN TOTAL RETURN BOND VIP FUND

Open futures contracts at December 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2024	318	Long	$64,899,755	$65,480,672	$580,917
U.S. 5-Year Treasury Note	March 2024	229	Long	24,357,630	24,909,117	551,487
U.S. Long Bond	March 2024	12	Long	1,496,165	1,499,250	3,085
U.S. Ultra Bond	March 2024	2	Long	253,882	267,188	13,306
Total				$91,007,432	$92,156,227	$1,148,795

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. Ultra 10-Year Treasury Note	March 2024	80	Short	$(8,967,486)	$(9,441,250)	$(473,764)

Legend:

CLO — Collateralized Loan Obligation

CMT — Constant Maturity Treasury

REMIC — Real Estate Mortgage Investment Conduit

SOFR — Secured Overnight Financing Rate

STACR — Structured Agency Credit Risk

USD — United States Dollar

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$41,851,624	$—	$41,851,624
Asset–Backed Securities	—	55,598,960	—	55,598,960
Corporate Bonds & Notes	—	57,378,843	—	57,378,843
Non–Agency Mortgage–Backed Securities	—	19,891,968	—	19,891,968
U.S. Government Securities	—	68,965,457	—	68,965,457
Commercial Paper	—	1,999,110	—	1,999,110
U.S. Treasury Bills	—	999,853	—	999,853
Exchange–Traded Funds	3,842,562	—	—	3,842,562
Repurchase Agreements	—	909,837	—	909,837
Total	$3,842,562	$247,595,652	$—	$251,438,214
Other Financial Instruments
Futures Contracts
Assets	$1,148,795	$—	$—	$1,148,795
Liabilities	(473,764)	—	—	(473,764)
Total	$675,031	$—	$—	$675,031

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$251,438,214

Interest receivable	2,007,083

Cash deposits with brokers for futures contracts	652,850

Receivable for variation margin on futures contracts	296,672

Reimbursement receivable from adviser	16,274

Prepaid expenses	9,079

Total Assets	254,420,172

Liabilities

Payable for fund shares redeemed	156,631

Investment advisory fees payable	96,814

Distribution fees payable	53,786

Accrued audit fees	28,908

Accrued custodian and accounting fees	14,600

Accrued trustees’ and officers’ fees	2,092

Accrued expenses and other liabilities	28,263

Total Liabilities	381,094

Total Net Assets	$254,039,078

Net Assets Consist of:

Paid-in capital	$274,283,923

Distributable loss	(20,244,845)

Total Net Assets	$254,039,078

Investments, at Cost	$248,282,405

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	26,896,888

Net Asset Value Per Share	$9.44

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Interest	$12,183,633

Dividends	205,532

Total Investment Income	12,389,165

Expenses

Investment advisory fees	1,179,611

Distribution fees	655,339

Professional fees	97,443

Trustees’ and officers’ fees	63,812

Custodian and accounting fees	58,182

Administrative fees	50,444

Shareholder reports	20,527

Transfer agent fees	14,344

Other expenses	14,794

Total Expenses	2,154,496

Less: Fees waived	(83,623)

Total Expenses, Net	2,070,873

Net Investment Income/(Loss)	10,318,292

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(17,900,567)

Net realized gain/(loss) from futures contracts	(381,859)

Net realized gain/(loss) from swap contracts	(3,598,373)

Net change in unrealized appreciation/(depreciation) on investments	21,384,310

Net change in unrealized appreciation/(depreciation) on futures contracts	852,179

Net change in unrealized appreciation/(depreciation) on swap contracts	2,036,860

Net Gain on Investments and Derivative Contracts	2,392,550

Net Increase in Net Assets Resulting From Operations	$12,710,842

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$10,318,292	$7,566,776

Net realized gain/(loss) from investments and derivative contracts	(21,880,799)	(40,150,372)

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	24,273,349	(18,967,525)

Net Increase/(Decrease) in Net Assets Resulting from Operations	12,710,842	(51,551,121)

Capital Share Transactions

Proceeds from sales of shares	26,581,652	6,810,826

Cost of shares redeemed	(51,622,991)	(44,092,704)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(25,041,339)	(37,281,878)

Net Decrease in Net Assets	(12,330,497)	(88,832,999)

Net Assets

Beginning of year	266,369,575	355,202,574

End of year	$254,039,078	$266,369,575

Other Information:

Shares

Sold	2,911,694	737,252

Redeemed	(5,668,610)	(4,569,733)

Net Decrease	(2,756,916)	(3,832,481)

14	The accompanying notes are an integral part of these financial statements.

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15

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$8.98	$0.36	$0.10	$0.46	$9.44	5.12%

Year Ended 12/31/22	10.61	0.24	(1.87)	(1.63)	8.98	(15.36)%

Year Ended 12/31/21	10.70	0.18	(0.27)	(0.09)	10.61	(0.84)%

Year Ended 12/31/20	10.03	0.14	0.53	0.67	10.70	6.68%

Period Ended 12/31/19(4)	10.00	0.03	0.00(5)	0.03	10.03	0.30%	(6)

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$254,039	0.79%	0.82%	3.94%	3.91%	324%

266,370	0.79%	0.80%	2.54%	2.53%	154%

355,203	0.79%	0.79%	1.68%	1.68%	155%

333,391	0.79%	0.81%	1.40%	1.38%	112%

337,312	0.75%(6)	0.85%(6)	1.56%(6)	1.46%(6)	18%(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)	Rounds to $0.00 per share.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Total Return Bond VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Exchange-traded financial futures and swap contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1–unadjusted inputs using quoted prices in active markets for identical investments.
•	Level 2–other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.
•	Level 3–significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, (iii) to enhance potential return, or (iv) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund.

The Fund may also enter into cleared swaps with a central clearinghouse. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty serving as the clearinghouse, and performance of the transaction is effectively guaranteed against default by such counterparty, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction.

The Fund may not achieve the anticipated benefits of swap contracts and may realize a loss. During the year ended December 31, 2023, the Fund entered into credit default swaps for risk exposure management and to enhance potential return. There were no credit default swaps held as of December 31, 2023.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2023.

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Fund has no sub-adviser.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.79% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $83,623.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $655,339 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2023, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$175,898,341	$644,399,128
Sales	177,187,654	638,592,626

21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of

Investments. As of December 31, 2023, the Fund did not hold any restricted, other than 144A restricted securities or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as “prepayment risk”) or later (known as “extension risk”) than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

22

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. Derivative Instruments Investments in derivatives (including short exposures through derivatives) pose risks in addition to, and potentially greater than, those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk, and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund. The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2023 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. With respect to exchange traded futures, the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures contracts against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2023, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$1,148,795

Liability Derivatives
Futures Contracts[1]	$(473,764)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

23

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

Transactions in derivative investments for the year ended December 31, 2023 were as follows:

	Interest Rate Contracts	Credit Default Contracts

Net Realized Gain/(Loss)
Futures Contracts[1]	$(381,859)	$—
Swap Contracts[2]	—	(3,598,373)

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[3]	$852,179	$—
Swap Contracts[4]	—	2,036,860

Average Number of Notional Amounts
Futures Contracts[5]	523	—
Swap Contracts – Buy/Sell Protection	$—	$19,884,615

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net realized gain/(loss) from swap contracts.
[3]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[4]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on swap contracts.
[5]	Amount represents number of contracts.

j. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Total Return Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Total Return Bond VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2023 and for the period October 21, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the four years in the period ended December 31, 2023 and for the period October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Visiting Professor of Law, UC Davis School of Law (2014–2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998–2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021–2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009–2023) and Director of Equity Research (2001–2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

31

32

33

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10524

Guardian Variable

Products Trust

2023

Annual Report

All Data as of December 31, 2023

Guardian U.S. Government Securities VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian U.S. Government Securities VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2023. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

FUND COMMENTARY OF

PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER

(UNAUDITED)

Highlights

•	Guardian U.S. Government Securities VIP Fund (the “Fund”) returned 4.03% for the 12 months ended December 31, 2023, underperforming its benchmark, the Bloomberg US Intermediate Government/Mortgage Total Return Index[1] (the “Index”).

•	The Index returned 4.62% for the same period.

•	The Fund’s underweight in agency mortgage-backed securities (“MBS”) pass-throughs detracted from the Fund’s performance. In addition, investment grade Credit Default Swap Index[2] (“CDX”) position (which is beneficial in a spread widening event) detracted from performance for the year; we reduced that position in the second half of the year. The Fund’s performance benefited from its out-of-benchmark allocation to collateralized loan obligations (“CLOs”). In addition, an overweight allocation within commercial mortgage-backed securities (“CMBS”) contributed to the Fund’s performance.

Market Overview

A heightened level of volatility in the credit markets lingered in 2023, despite very low volatility in the broader equity markets. Rate volatility specifically drove much of the volatility in the credit markets but the flare ups from the regional banking crisis and commercial real estate areas also contributed. Throughout 2023, inflation risks were still running high and the path of the U.S. Federal Reserve’s (the “Fed”) monetary policy tightening remained uncertain in light of views of a pending recession.

The Standard & Poor’s 500® Index3 (the “S&P 500 Index”) returned 26.29% for the year. This performance was fueled by a big year-end push after lower November inflation data, the Fed’s outlook, and more healthy economic data on jobs, gross domestic product (GDP), and even consumer confidence. Fixed income asset classes joined in, with positive returns in the fourth quarter. For the year, the Bloomberg US Aggregate Bond Index4 (the “Bond Index”) returned 5.53%, the Bloomberg Corporate High Yield Bond Index5 (the “High Yield Index”) returned 13.44%, and the 10-year US Treasury returned 3.17% after a big rally into year end.

Headline inflation ended the year at 3.1%, not at the Fed’s target level but trending that way. We believe the “last mile” to the Fed’s target will be bumpy, but on the other end of the spectrum, growth is not plummeting as many had feared earlier in the year. It will not be easy coming down from the fastest and highest interest rate hiking cycle in history, but we believe the fact that peak interest rates and peak inflation are in the rearview mirror are beneficial for risk markets.

Portfolio Review

The Fund’s underweight in agency MBS pass-throughs detracted from the Fund’s performance. In addition, an investment grade CDX position detracted from performance for the year; we reduced that position in the second half of the year. The Fund’s performance benefited from its out-of-benchmark allocation to CLOs. In addition, an overweight allocation within CMBS contributed to the Fund’s performance.

[1]

The Index is an index consisting of securities issued by the U.S. Government (Public obligations of the U.S. Treasury or publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) in the intermediate maturity range and mortgage-backed pass-through securities of GNMA, FNMA and FHLMC. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

CDX is a benchmark index that tracks a basket of U.S. and emerging market single-issuer credit default swaps (“CDSs”). The CDX is also a tradable financial product that investors can use to gain broad exposure to the CDS market.

[3]

The S&P 500 Index is an unmanaged market-capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[4]

The Bond Index is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[5]

The High Yield Index is generally considered to be representative of the investable universe of the U.S. dollar–denominated high-yield debt market. You may not invest in the High Yield Index and, unlike the Fund, the High Yield Index does not incur fees or expenses.

1

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Outlook

As we enter 2024, we maintain a modestly positive outlook. The yields and dollar-price of many fixed income assets look attractive and supportive. From our view, disinflation continues, and a severe recession outlook is not the baseline. Yet some spread levels and recent year-end rallies give us pause that 2024 might have better entry points. This is not currently an all-in market, but we remain invested in our process and flexibility with both allocation and security selection, and disciplined in our target levels. We believe that volatility is likely to continue this year. Finally, we are also closely watching the large amounts of retail and institutional assets invested in cash. A record absolute level of cash, as well as relative to the economy, has been parked in overnight investments as volatility is peaking. When the $6 trillion of cash in institutional money markets looks to invest spread and duration assets, we believe it can move fast. We strive to remain disciplined in our investment approach but also seek the most relatively attractive assets that we believe are prudent investments for the Fund’s portfolio.

2

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $184,462,016

Bond Sector Allocation[1] As of December 31, 2023

Bond Quality Allocation[2] As of December 31, 2023

3

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Top Ten Holdings[1] As of December 31, 2023

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	5.000%	10/31/2025	16.6%
U.S. Treasury Notes	4.875%	10/31/2028	13.0%
Fannie Mae ACES	3.610%	2/25/2031	3.8%
Federal National Mortgage Association	2.500%	7/1/2052	3.4%
U.S. Treasury Notes	4.500%	11/15/2033	3.4%
Vanguard Mortgage-Backed Securities ETF	—	—	3.4%
iShares MBS ETF	—	—	3.4%
Federal National Mortgage Association	3.000%	11/1/2052	2.1%
Federal Home Loan Mortgage Corp.	5.000%	12/1/2052	2.0%
Freddie Mac Multifamily Structured Pass-Through Certificates	3.590%	1/25/2025	2.0%
Total			53.1%
[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Bloomberg, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

4

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2023

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian U.S. Government Securities VIP Fund	10/21/2019	4.03%	—	—	-0.48%
Bloomberg US Intermediate Government/Mortgage Total Return Index		4.62%	—	—	-0.43%

Results of a Hypothetical $10,000 Investment As of December 31, 2023

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian U.S. Government Securities VIP Fund and the Bloomberg US Intermediate Government/Mortgage Total Return Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Expense Ratio During Period 7/1/23 - 12/31/23
Based on Actual Return	$1,000.00	$1,028.30	$3.83	0.75%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.43	$3.82	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2023	Principal Amount	Value
Agency Mortgage–Backed Securities – 44.7%

Fannie Mae ACES Series 2019-M4, Class A2 3.61% due 2/25/2031	$7,446,848	$7,060,608
Series 2021-M4, Class A2 1.464% due 2/25/2031(1)(2)	1,000,000	821,251

Federal Home Loan Mortgage Corp. 2.50% due 9/1/2037	1,697,358	1,565,003
3.00% due 4/1/2052	2,825,445	2,499,983
3.50% due 11/1/2052	3,121,974	2,863,856
4.00% due 10/1/2052	2,735,372	2,589,484
4.50% due 2/1/2053	1,574,129	1,527,576
5.00% due 12/1/2052	3,741,796	3,707,814
5.50% due 6/1/2053	1,557,304	1,565,737
5.50% due 9/1/2053	1,922,372	1,933,856
6.00% due 8/1/2053	1,541,418	1,565,997
6.00% due 10/1/2053	1,855,191	1,884,087

Federal National Mortgage Association 2.00% due 6/1/2037	1,910,733	1,710,716
2.00% due 9/1/2037	1,822,616	1,631,823
2.50% due 10/1/2037	22,328	20,587
2.50% due 11/1/2037	864,658	797,234
2.50% due 1/1/2052	1,995,749	1,698,628
2.50% due 3/1/2052	1,932,023	1,645,147
2.50% due 4/1/2052	1,897,819	1,619,747
2.50% due 5/1/2052	1,897,858	1,619,781
2.50% due 7/1/2052	7,439,606	6,334,937
3.00% due 11/1/2037	1,086,100	1,023,638
3.00% due 7/1/2051	1,571,186	1,388,823
3.00% due 3/1/2052	747,736	661,604
3.00% due 4/1/2052	937,273	830,982
3.00% due 11/1/2052	4,325,702	3,825,411
3.50% due 10/1/2052	1,712,433	1,572,701
3.50% due 11/1/2052	3,335,289	3,059,535
4.00% due 10/1/2052	2,069,151	1,958,795
4.50% due 9/1/2052	1,028,548	998,130
4.50% due 2/1/2053	1,571,698	1,525,218
4.50% due 10/1/2053	2,069,424	2,008,060

Freddie Mac Multifamily Structured Pass-Through Certificates Series K048, Class A2 3.284% due 6/25/2025(1)(2)	2,045,000	1,999,529
Series K078, Class A2 3.854% due 6/25/2028	600,000	588,056
Series K082, Class A2 3.92% due 9/25/2028(1)(2)	3,385,000	3,322,721
Series K102, Class A2 2.537% due 10/25/2029	2,000,000	1,816,186
Series K104, Class A2 2.253% due 1/25/2030	1,950,000	1,736,563
Series K123, Class A2 1.621% due 12/25/2030	465,000	389,219
Series K124, Class A2 1.658% due 12/25/2030	4,200,000	3,516,712
Series K730, Class A2 3.59% due 1/25/2025(1)(2)	3,688,244	3,629,976

Total Agency Mortgage–Backed Securities (Cost $84,317,615)		82,515,711

December 31, 2023	Principal Amount	Value
Asset–Backed Securities – 7.0%

AmeriCredit Automobile Receivables Trust Series 2021-1, Class B 0.68% due 10/19/2026	$989,637	$975,781

Barings CLO Ltd. Series 2020-1A, Class AR 6.806% (3 mo. USD Term SOFR + 1.41%) due 10/15/2036(1)(3)	1,100,000	1,095,835

BlueMountain CLO Ltd. Series 2014-2A, Class BR2 7.427% (3 mo. USD Term SOFR + 2.01%) due 10/20/2030(1)(3)	600,000	598,260

BMW Vehicle Lease Trust Series 2023-1, Class A3 5.16% due 11/25/2025	1,000,000	998,604

Cathedral Lake VI Ltd. Series 2021-6A, Class AN 6.89% (3 mo. USD Term SOFR + 1.51%) due 4/25/2034(1)(3)	1,200,000	1,197,768

GM Financial Automobile Leasing Trust Series 2023-1, Class A3 5.16% due 4/20/2026	810,000	809,761

Honda Auto Receivables Owner Trust Series 2021-2, Class A3 0.33% due 8/15/2025	626,534	614,740

KKR CLO 38 Ltd. Series 38A, Class A1 6.714% (3 mo. USD Term SOFR + 1.32%) due 4/15/2033(1)(3)	1,250,000	1,242,541

NextGear Floorplan Master Owner Trust Series 2022-1A, Class A2 2.80% due 3/15/2027(3)	1,750,000	1,698,501

Oscar U.S. Funding XV LLC Series 2023-1A, Class A3 5.81% due 12/10/2027(3)	600,000	601,884

RRX 6 Ltd. Series 2021-6A, Class A1 6.846% (3 mo. USD Term SOFR + 1.45%) due 1/15/2037(1)(3)	1,000,000	996,900

Voya CLO Ltd. Series 2016-3A, Class A3R 7.407% (3 mo. USD Term SOFR + 2.01%) due 10/18/2031(1)(3)	925,000	922,040

World Omni Auto Receivables Trust Series 2023-A, Class A2A 5.18% due 7/15/2026	1,051,484	1,049,432

Total Asset–Backed Securities (Cost $12,814,489)		12,802,047

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2023	Principal Amount	Value
Non–Agency Mortgage–Backed Securities – 4.3%

BB-UBS Trust Series 2012-SHOW, Class A 3.43% due 11/5/2036(3)	$1,000,000	$934,821

Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855% due 5/10/2047	1,700,000	1,685,967

Commercial Mortgage Trust Series 2014-UBS3, Class A4 3.819% due 6/10/2047	1,550,000	1,532,346
Series 2015-CR23, Class A4 3.497% due 5/10/2048	2,500,000	2,413,006

Hudson Yards Mortgage Trust Series 2016-10HY, Class A 2.835% due 8/10/2038(3)	600,000	557,256

ONE Park Mortgage Trust Series 2021-PARK, Class A 6.177% due 3/15/2036(1)(2)(3)	500,000	474,977

Wells Fargo Commercial Mortgage Trust Series 2021-SAVE, Class A 6.627% due 2/15/2040(1)(2)(3)	400,852	389,007

Total Non–Agency Mortgage–Backed Securities (Cost $8,378,104)		7,987,380
U.S. Government Agencies – 0.6%

Federal Home Loan Bank Discount Notes 5.035% due 1/24/2024(4)	1,000,000	996,775

Total U.S. Government Agencies (Cost $1,000,000)		996,775
U.S. Government Securities – 33.7%

U.S. Treasury Inflation-Indexed Notes 0.125% due 4/15/2027	555,752	522,958

U.S. Treasury Notes 4.50% due 11/15/2033	6,000,000	6,312,188
4.875% due 11/30/2025	700,000	707,355
4.875% due 10/31/2028	23,000,000	24,029,610
5.00% due 10/31/2025	30,200,000	30,548,008

Total U.S. Government Securities (Cost $60,534,197)		62,120,119
Commercial Paper – 1.6%

Equinor ASA 5.425% due 1/4/2024(3)	3,000,000	2,998,665

Total Commercial Paper (Cost $2,998,665)		2,998,665

	Shares	Value
Exchange–Traded Funds – 6.8%

iShares MBS ETF	66,790	6,283,603

Vanguard Mortgage-Backed Securities ETF	136,050	6,307,278

Total Exchange–Traded Funds (Cost $12,120,495)		12,590,881

December 31, 2023	Principal Amount	Value
Repurchase Agreements – 0.7%

Fixed Income Clearing Corp., 1.60%, dated 12/29/2023, proceeds at maturity value of $1,300,423, due 1/2/2024(5)	$1,300,192	$1,300,192

Total Repurchase Agreements (Cost $1,300,192)		1,300,192

Total Investments – 99.4% (Cost $183,463,757)		183,311,770

Assets in excess of other liabilities – 0.6%		1,150,246

Total Net Assets – 100.0%		$184,462,016

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2023.
(2)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(3)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2023, the aggregate market value of these securities amounted to $13,708,455, representing 7.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	Interest rate shown reflects the discount rate at time of purchase.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.375%	1/31/2026	$1,433,700	$1,326,250

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Open futures contracts at December 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2024	180	Long	$36,785,627	$37,064,531	$278,904
U.S. 5-Year Treasury Note	March 2024	92	Long	9,831,667	10,007,156	175,489
U.S. Long Bond	March 2024	6	Long	742,895	749,625	6,730
U.S. Ultra Bond	March 2024	2	Long	266,132	267,188	1,056
Total				$47,626,321	$48,088,500	$462,179

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. Ultra 10-Year Treasury Note	March 2024	13	Short	$(1,353,015)	$(1,534,203)	$(181,188)

Centrally cleared credit default swap agreements — buy protection(6):

Reference Entity	Implied Credit Spread at 12/31/2023(7)	Notional Amount(8)		Maturity	(Pay)/Receive Fixed Rate	Periodic Payment Frequency	Upfront Payments	Value	Unrealized Depreciation
CDX.NA.IG.S41	0.57%	USD	9,100,000	12/20/2028	(1.00)%	Quarterly	$(96,401)	$(176,514)	$(80,113)

(6)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

(7)

Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(8)

The notional amount represents the maximum potential amount the Fund could be required to pay as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America Investment Grade Index.

Legend:

ACES — Alternative Credit Enhancement Securities

CLO — Collateralized Loan Obligation

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$82,515,711	$—	$82,515,711
Asset–Backed Securities	—	12,802,047	—	12,802,047
Non–Agency Mortgage–Backed Securities	—	7,987,380	—	7,987,380
U.S. Government Agencies	—	996,775	—	996,775
U.S. Government Securities	—	62,120,119	—	62,120,119
Commercial Paper	—	2,998,665	—	2,998,665
Exchange–Traded Funds	12,590,881	—	—	12,590,881
Repurchase Agreements	—	1,300,192	—	1,300,192
Total	$12,590,881	$170,720,889	$—	$183,311,770
Other Financial Instruments
Futures Contracts
Assets	$462,179	$—	$—	$462,179
Liabilities	(181,188)	—	—	(181,188)
Swap Contracts
Liabilities	—	(80,113)	—	(80,113)
Total	$280,991	$(80,113)	$—	$200,878

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Statement of Assets and Liabilities As of December 31, 2023
Assets

Investments, at value	$183,311,770

Interest receivable	858,955

Cash deposits with brokers for futures contracts	383,295

Receivable for variation margin on swap contracts	219,500

Receivable for variation margin on futures contracts	39,295

Reimbursement receivable from adviser	25,435

Receivable for fund shares subscribed	66

Prepaid expenses	6,790

Total Assets	184,845,106

Liabilities

Cash due to broker for swap contracts	108,565

Payable for fund shares redeemed	98,460

Investment advisory fees payable	73,700

Distribution fees payable	39,202

Accrued audit fees	26,429

Accrued custodian and accounting fees	9,964

Accrued trustees’ and officers’ fees	1,594

Accrued expenses and other liabilities	25,176

Total Liabilities	383,090

Total Net Assets	$184,462,016

Net Assets Consist of:

Paid-in capital	$191,520,855

Distributable loss	(7,058,839)

Total Net Assets	$184,462,016

Investments, at Cost	$183,463,757

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	18,821,821

Net Asset Value Per Share	$9.80

Statement of Operations For the Year Ended December 31, 2023
Investment Income

Interest	$7,038,966

Dividends	480,978

Total Investment Income	7,519,944

Expenses

Investment advisory fees	924,110

Distribution fees	491,548

Professional fees	79,352

Trustees’ and officers’ fees	47,985

Custodian and accounting fees	43,883

Administrative fees	43,346

Shareholder reports	18,821

Transfer agent fees	15,444

Other expenses	11,414

Total Expenses	1,675,903

Less: Fees waived	(201,259)

Total Expenses, Net	1,474,644

Net Investment Income/(Loss)	6,045,300

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(10,971,902)

Net realized gain/(loss) from futures contracts	(701,492)

Net realized gain/(loss) from swap contracts	(54,876)

Net change in unrealized appreciation/(depreciation) on investments	12,681,702

Net change in unrealized appreciation/(depreciation) on futures contracts	414,932

Net change in unrealized appreciation/(depreciation) on swap contracts	(80,113)

Net Gain on Investments and Derivative Contracts	1,288,251

Net Increase in Net Assets Resulting From Operations	$7,333,551

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/23	For the Year Ended 12/31/22

Operations

Net investment income/(loss)	$6,045,300	$2,717,472

Net realized gain/(loss) from investments and derivative contracts	(11,728,270)	(12,681,535)

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	13,016,521	(11,542,754)

Net Increase/(Decrease) in Net Assets Resulting from Operations	7,333,551	(21,506,817)

Capital Share Transactions

Proceeds from sales of shares	22,882,316	2,100,820

Cost of shares redeemed	(47,076,568)	(53,178,924)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(24,194,252)	(51,078,104)

Net Decrease in Net Assets	(16,860,701)	(72,584,921)

Net Assets

Beginning of year	201,322,717	273,907,638

End of year	$184,462,016	$201,322,717

Other Information:

Shares

Sold	2,396,108	218,217

Redeemed	(4,942,331)	(5,509,979)

Net Decrease	(2,546,223)	(5,291,762)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/23	$9.42	$0.29	$0.09	$0.38	$9.80	4.03%

Year Ended 12/31/22	10.27	0.11	(0.96)	(0.85)	9.42	(8.28)%

Year Ended 12/31/21	10.53	0.06	(0.32)	(0.26)	10.27	(2.47)%

Year Ended 12/31/20	10.00	0.09	0.44	0.53	10.53	5.30%

Period Ended 12/31/19(5)	10.00	0.02	(0.02)	0.00	10.00	0.00	%(6)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$184,462	0.75%		0.85%		3.07%		2.97%		369	%(4)

201,323	0.75%		0.83%		1.18%		1.10%		52%

273,908	0.75%		0.82%		0.61%		0.54%		64%

263,190	0.75%		0.84%		0.84%		0.75%		76%

270,003	0.70	%(6)	0.89	%(6)	1.29	%(6)	1.10	%(6)	31	%(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	The Fund’s portfolio turnover rate during the year reflects higher purchase and sale activities due to a significant inflow of assets into the Fund.

(5)	Commenced operations on October 21, 2019.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2023

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian U.S. Government Securities VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Exchange-traded financial futures contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2023, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2023 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing

sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2023, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Futures Contracts The Fund may enter into financial

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

futures contracts. In entering into such contracts, the

Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund.

The Fund may also enter into cleared swaps with a central clearinghouse. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty serving as the clearinghouse, and performance of the transaction is effectively guaranteed against default by such counterparty, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction.

The Fund may not achieve the anticipated benefits of swap contracts and may realize a loss. During the year ended December 31, 2023, the Fund entered into credit default swaps for risk exposure management and to enhance potential return.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2023.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.47% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Fund has no sub-adviser.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.75% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2023, Park Avenue waived fees and/or paid Fund expenses in the amount of $201,259.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred distribution fees in the amount of $491,548 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2023, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$27,024,531	$678,314,078
Sales	33,769,537	679,592,472

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

f. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2023, the Fund did not hold any restricted, other than 144A restricted securities or illiquid securities.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as “prepayment risk”) or later (known as “extension risk”) than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

h. Treasury Inflation Protected Securities Treasury

inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. Derivative Instruments Investments in derivatives (including short exposures through derivatives) pose risks in addition to, and potentially greater than, those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk, and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund. The Fund entered into futures contracts for the year ended December 31, 2023 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. With respect to exchange traded futures, the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures contracts against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are

transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2023, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

	Interest Rate Contracts	Credit Default Contracts

Asset Derivatives
Futures Contracts[1]	$462,179	$—

Liability Derivatives
Futures Contracts[1]	$(181,188)	$—
Swap Contracts[2]	—	(80,113)
[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]

Statement of Assets and Liabilities location: Includes the fair value of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Transactions in derivative investments for the year ended December 31, 2023 were as follows:

	Interest Rate Contracts	Credit Default Contracts

Net Realized Gain/(Loss)
Futures Contracts[1]	$(701,492)	$—
Swap Contracts[2]	—	(54,876)

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[3]	$414,932	$—
Swap Contracts[4]	—	(80,113)

Average Number of Notional Amounts
Futures Contracts[5]	170	—
Swap Contracts — Buy/Sell Protection	$—	$14,007,692
[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net realized gain/(loss) from swap contracts.
[3]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[4]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on swap contracts.
[5]	Amount represents number of contracts.

j. Market Risk An investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of the markets, which may result in significant and rapid negative impact on the performance of the Fund’s investments.

For additional information about the Fund’s investments and related risks, please refer to the prospectus and the Statement of Additional Information.

6. Temporary Borrowings

The Fund, with other funds in the Trust managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for general short-term working capital purposes, including the funding of shareholder redemptions and trade settlements. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 3, 2025. The Fund did not utilize the credit facility during the year ended December 31, 2023.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian U.S. Government Securities VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Shareholders of Guardian U.S. Government Securities VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2023 and for the period October 21, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the four years in the period ended December 31, 2023 and for the period October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board approved submitting the following proposals (the “Proposals”) to shareholders of the Funds at special shareholder meetings held on October 31, 2023 (with any postponements or adjournments, each, a “Special Meeting”).

Proposal with respect to all Funds of the Trust:

Proposal 1: To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust.

Proposal with respect to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Proposal 2: To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval.

Proposal with respect to Guardian Diversified Research VIP Fund only:

Proposal 3: To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement).

On or about October 5, 2023, shareholders of record of the applicable Funds as of the close of business on July 31, 2023 were sent a proxy statement containing information regarding each of the Proposals. The proxy statement(s) also included information about each Special Meeting, at which shareholders of the applicable Funds were asked to consider and approve the Proposals. In addition, the proxy statement(s) included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meetings were held on October 31, 2023, and each of the above Proposals passed.

The results of the Special Meetings were as follows:

Proposal 1. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust:

Trustee	Votes For	Votes Withheld
Michael Ferik	403,476,986.276	29,054,994.234
Bruce W. Ferris	402,969,163.626	29,562,816.884
Theda R. Haber	401,367,127.655	31,164,852.855
Marshall Lux	403,317,883.187	29,214,097.323
James D. McDonald	403,440,203.218	29,091,777.292
Richard T. Potter‡	402,672,139.200	29,859,841.310
John Walters	403,587,847.029	28,944,133.481

‡	Effective December 31, 2023, Mr. Potter no longer serves as a Trustee of the Trust.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Proposal 2. To permit Park Avenue Institutional Advisers LLC, under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval:

Fund	Votes For	Votes Against/Withheld	Abstentions
Guardian Core Fixed Income VIP Fund	37,414,772.594	2,760,307.641	3,432,347.422
Guardian International Growth VIP Fund	5,872,351.648	422,371.133	355,978.261
Guardian Large Cap Disciplined Growth VIP Fund	16,332,522.669	1,075,767.587	1,658,843.187
Guardian Multi-Sector Bond VIP Fund	21,038,938.484	1,508,361.204	1,586,879.310
Guardian Select Mid Cap Core VIP Fund	19,871,046.347	1,453,697.178	2,488,319.593
Guardian Small Cap Core VIP Fund	19,787,109.636	1,465,860.186	1,297,918.162
Guardian Small-Mid Cap Core VIP Fund	27,524,827.812	1,963,206.164	2,553,497.799
Guardian Strategic Large Cap Core VIP Fund	22,777,293.683	1,820,475.420	1,522,552.504
Guardian U.S. Government Securities VIP Fund	17,083,508.131	1,649,209.606	1,233,662.643

Proposal 3. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined in the Proxy Statement):

Votes For	Votes Against/Withheld	Abstentions
5,919,776.498	188,656.000	344,054.237

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees and Officers of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013– 2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015 –2019); Visiting Professor of Law, UC Davis School of Law (2014 –2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998 –2011).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021 –2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009 –2014).	24	None.

James D. McDonald[3] (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009 –2023) and Director of Equity Research (2001 –2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011).

John Walters[3] (born 1962)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015 –2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013 –2019); Board Member, Stadion Money Management LLC (investment adviser) (2011 –2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000 –2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustee

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee and Investment Committee of the Board.
[4]

Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America New York, NY 10001-2159

PUB10527

Item 1.	(continued)

(b) Not applicable.

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the fiscal year ended December 31, 2023. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has three audit committee financial experts serving on its Audit Committee. The audit committee financial experts are Marshall Lux (Chair of the Audit Committee), Bruce Ferris and John Walters. Each of these individuals is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Shown below are the aggregate fees billed for services rendered by PricewaterhouseCoopers LLC (“PwC”) to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the last two fiscal years.

Fiscal Year Ended	Audit Fees*	Audit- Related Fees	Tax Fees	All Other Fees
December 31, 2023	$766,399	$—	$—	$—
December 31, 2022	$730,992	$—	$—	$—

*	Fees are exclusive of out-of-pocket expenses.

(e)(1) The registrant’s Audit Committee is required to approve at least annually all audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, pursuant to the registrant’s Audit Committee Pre-Approval Procedures, the Chair of the Audit Committee, or one or more designated members of the Audit Committee, is authorized to pre-approve a proposed non-audit service, or a proposed material change in the nature or cost of any previously approved non-audit service, between meetings of the Audit Committee. Any such action shall be presented for ratification by the Audit Committee not later than its next regularly scheduled meeting.

(e)(2) With respect to the services described in (b) - (d) of this item relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above, no amount was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

There were no non-audit fees billed by PwC for services rendered to the registrant, its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a- 2(b)) and 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guardian Variable Products Trust

By (Signature and Title)	/s/ Dominique Baede
Dominique Baede, President
(Principal Executive Officer)

Date: March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Dominique Baede
Dominique Baede, President
(Principal Executive Officer)
Date: March 7, 2024

By (Signature and Title)	/s/ John H Walter
John H Walter, Treasurer
(Principal Financial and Accounting Officer)

Date: March 7, 2024